UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-22132

Exact name of registrant as specified in charter:	abrdn Funds

Address of principal executive offices:	1900 Market Street, Suite 200
Philadelphia, PA 19103

Name and address of agent for service:	Michael Marsico
abrdn Inc.
1900 Market Street, Suite 200
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	866-667-9231

Date of fiscal year end:	October 31

Date of reporting period:	April 30, 2024

Item 1. Reports to Shareholders.

(a) A copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (the “1940 Act”) is filed herewith.

(b) Not applicable.

abrdn Funds
Equity Series
Semi-Annual Report
April 30, 2024
abrdn China A Share Equity Fund
Class A - GOPAX ■	Class C - GOPCX■	Class R - GOPRX■	Institutional Class - GOPIX■	Institutional Service Class - GOPSX
abrdn Dynamic Dividend Fund
Class A - ADAVX ■	Institutional Class - ADVDX
abrdn EM SMA Completion Fund
Institutional Class - ASEMX
abrdn Emerging Markets Dividend Fund (formerly, abrdn International Sustainable Leaders Fund)
Class A - BJBIX ■	Institutional Class - JIEIX
abrdn Emerging Markets ex-China Fund
Class A - GLLAX ■	Class C - GLLCX■	Class R - GWLRX■	Institutional Class - GWLIX■	Institutional Service Class - GLLSX
abrdn Emerging Markets Fund
Class A - GEGAX ■	Class C - GEGCX■	Class R - GEMRX■	Institutional Class - ABEMX■	Institutional Service Class - AEMSX
abrdn Emerging Markets Sustainable Leaders Fund
Class A - GIGAX ■	Class C - GIGCX■	Class R - GIRRX■	Institutional Class - GIGIX■	Institutional Service Class - GIGSX
abrdn Focused U.S. Small Cap Equity Fund (formerly, abrdn U.S. Sustainable Leaders Smaller Companies Fund)
Class A - MLSAX ■	Class R - GLSRX■	Institutional Class - GGUIX■	Institutional Service Class - AELSX
abrdn Global Equity Impact Fund
Class A - JETAX ■	Institutional Class - JETIX
abrdn Global Infrastructure Fund
Class A - AIAFX ■	Institutional Class - AIFRX
abrdn International Small Cap Fund
Class A - WVCCX ■	Class C - CPVCX■	Class R - WPVAX■	Institutional Class - ABNIX
abrdn Realty Income & Growth Fund
Class A - AIAGX ■	Institutional Class - AIGYX
abrdn U.S. Small Cap Equity Fund
Class A - GSXAX ■	Class C - GSXCX■	Class R - GNSRX■	Institutional Class - GSCIX■	Institutional Service Class - GSXIX
abrdn U.S. Sustainable Leaders Fund
Class A - GXXAX ■	Class C - GXXCX■	Institutional Class - GGLIX■	Institutional Service Class - GXXIX
The Securities and Exchange Commission has adopted new regulations that will result in changes to the design and delivery of annual and semi-annual shareholder reports.
Beginning in July 2024, the Fund will be required by the Securities and Exchange Commission to send shareholders a paper copy of a new tailored shareholder report in place of the full shareholder report that you are now receiving. If you would like to receive shareholder reports and other communications from the Fund electronically instead of by mail, you may make that request at any time by contacting your financial intermediary or at (866) 667-9231.

abrdn China A Share Equity Fund	Page 1
abrdn Dynamic Dividend Fund	Page 5
abrdn EM SMA Completion Fund	Page 9
abrdn Emerging Markets Dividend Fund	Page 13
abrdn Emerging Markets ex-China Fund	Page 18
abrdn Emerging Markets Fund	Page 22
abrdn Emerging Markets Sustainable Leaders Fund	Page 26
abrdn Focused U.S. Small Cap Equity Fund	Page 30
abrdn Global Equity Impact Fund	Page 34
abrdn Global Infrastructure Fund	Page 38
abrdn International Small Cap Fund	Page 42
abrdn Realty Income & Growth Fund	Page 47
abrdn U.S. Small Cap Equity Fund	Page 50
abrdn U.S. Sustainable Leaders Fund	Page 53
Financial Statements	Page 56
Notes to Financial Statements	Page 110
Shareholder Expense Examples	Page 136
Liquidity Risk Management Program	Page 138

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other fund information, please call 866-667-9231 to request a prospectus, or download a prospectus at https://www.abrdn.com/en-us/investor/fund-centre/fund-literature. Please read it carefully before investing any money.
Investing in mutual funds involves risk, including possible loss of principal.
abrdn Funds is distributed by Aberdeen Fund Distributors LLC, Member FINRA, 1900 Market Street, Suite 200, Philadelphia, PA 19103.
abrdn Inc. (aI) has been registered as an investment adviser under the Investment Advisers Act of 1940 since August 23, 1995.
The complete schedule of portfolio holdings for each fund of abrdn Funds (each a “Fund” and collectively, the “Funds”) is included in the Funds’ semi-annual and annual reports to shareholders. abrdn Funds also files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-PORT. The Funds’ Form N-PORT filings are available on the Commission’s website at http://www.sec.gov and the Funds make the information on the exhibit to Form N-PORT available to shareholders upon request without charge by calling 1-866-667-9231.
Statement Regarding Availability of Proxy Voting Record.
Information regarding the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-667-9231. The information is also included in the Funds’ Statement of Additional Information, which is available on the Funds’ website at https://www.abrdn.com/en-us/investor/fund-centre/fund-literature and on the Commission’s website at www.sec.gov.
Information relating to how each Fund voted proxies relating to portfolio securities held during the most recent twelve months ended June 30 is available by August 30 of the relevant year: (i) upon request and without charge by calling 1-866-667-9231; and (ii) on the Commission’s website at www.sec.gov.

abrdn China A Share Equity Fund  (Unaudited)

Average Annual Total Return[1] (For the periods ended April 30, 2024)		Six Month[2]	1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC	(3.54%)	(22.52%)	(2.10%)	1.68%
	w/SC3	(9.09%)	(26.97%)	(3.26%)	1.08%
Class C	w/o SC	(3.86%)	(23.00%)	(2.74%)	0.99%
	w/SC4	(4.82%)	(23.77%)	(2.74%)	0.99%
Class R5	w/o SC	(3.71%)	(22.77%)	(2.39%)	1.34%
Institutional Service Class[5]	w/o SC	(3.40%)	(22.30%)	(1.86%)	1.92%
Institutional Class[5]	w/o SC	(3.33%)	(22.22%)	(1.75%)	2.00%
All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (NAV) per share and/or financial statement adjustments.
1	The Fund changed its investment strategy effective June 13, 2019. Performance information for periods prior to June 13, 2019 does not reflect the Fund's current investment strategy. In connection with the change in investment strategy, the Fund changed its name from Aberdeen China Opportunities Fund to Aberdeen China A Share Equity Fund. Please consult the Fund’s prospectus for more detail.
2	Not annualized.
3	A 5.75% front-end sales charge was deducted.
4	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when Class C shares are sold within the first year after purchase.
5	Not subject to any sales charges.
Performance of a $1,000,000 Investment*(as of April 30, 2024)
* Minimum initial investment
Performance of $1,000,000 invested in Institutional Class shares of the abrdn China A Share Equity Fund, MSCI China A (Onshore) Index (Net Daily Total Return) and the U.S. Consumer Price Index (CPI) over a 10-year period ended April 30, 2024. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.
The MSCI China A (Onshore) Index captures large- and mid-cap representation across China securities listed on the Shanghai and Shenzhen exchanges. The MSCI China A (Onshore) Index (Net Daily Total Return) is calculated net of withholding taxes to which the Fund is generally subject.
The CPI (U.S.) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.
2024 Semi-Annual Report	1

abrdn China A Share Equity Fund  (Unaudited)

Portfolio Summary (as a percentage of net assets)
April 30, 2024 (Unaudited)

Asset Allocation
Common Stocks	95.1%
Short-Term Investment	2.9%
Exchange-Traded Funds	2.1%
Liabilities in Excess of Other Assets	(0.1%)
100.0%
The following table summarizes the composition of the Fund's portfolio, in S&P Global Industry Classification Standard (GICS) sectors. Industry allocation is shown below for any sector more than 25% of net assets.
Sectors
Industrials	22.3%
Consumer Staples	19.6%
Financials	14.5%
Consumer Discretionary	13.9%
Health Care	11.2%
Information Technology	9.4%
Materials	2.5%
Exchange-Traded Funds	2.1%
Utilities	1.7%
Energy	-%
Short-Term Investment	2.9%
Liabilities in Excess of Other Assets	(0.1%)
100.0%

Amounts listed as “–” are 0% or round to 0%.
Top Ten Holdings
Kweichow Moutai Co. Ltd., A Shares (Stock Connect)	9.1%
Contemporary Amperex Technology Co. Ltd., A Shares (Stock Connect)	5.4%
China Merchants Bank Co. Ltd.	4.9%
Proya Cosmetics Co. Ltd.	4.9%
Fuyao Glass Industry Group Co. Ltd.	4.7%
Shenzhen Mindray Bio-Medical Electronics Co. Ltd., A Shares (Stock Connect)	4.5%
Midea Group Co. Ltd., A Shares (Stock Connect)	4.4%
Aier Eye Hospital Group Co. Ltd.	3.2%
NARI Technology Co. Ltd., A Shares (Stock Connect)	2.8%
Bank of Ningbo Co. Ltd.	2.8%

Countries
China	95.1%
United States	2.1%
Short-Term Investment	2.9%
Liabilities in Excess of Other Assets	(0.1%)
100.0%

2	2024 Semi-Annual Report

Statement of Investments
April 30, 2024 (Unaudited)
abrdn China A Share Equity Fund

	Shares	Value
COMMON STOCKS—95.1%
CHINA—95.1%
Consumer Discretionary—13.9%
BYD Co. Ltd., A Shares (Stock Connect)(a)	8,800	$ 263,749
BYD Co. Ltd., H Shares	3,500	95,944
China Tourism Group Duty Free Corp. Ltd., A Shares (Stock Connect)(a)	37,895	388,146
Fuyao Glass Industry Group Co. Ltd., A Shares (Stock Connect)(a)	134,438	922,762
Midea Group Co. Ltd., A Shares (Stock Connect)(a)	89,442	858,738
Zhejiang Shuanghuan Driveline Co. Ltd., A Shares (Stock Connect)(a)	64,200	209,192
		2,738,531
Consumer Staples—19.6%
Chacha Food Co. Ltd., A Shares (Stock Connect), A Shares (Stock Connect)(a)	45,900	236,632
Foshan Haitian Flavouring & Food Co. Ltd., A Shares (Stock Connect)(a)	48,271	260,257
Inner Mongolia Yili Industrial Group Co. Ltd., A Shares (Stock Connect)(a)	79,000	310,790
Kweichow Moutai Co. Ltd., A Shares (Stock Connect), A Shares (Stock Connect)(a)	7,663	1,793,593
Proya Cosmetics Co. Ltd., A Shares (Stock Connect)(a)	64,093	965,335
Yifeng Pharmacy Chain Co. Ltd., A Shares (Stock Connect)(a)	47,500	286,821
		3,853,428
Energy—0.0%
G3 Exploration Ltd.(b)(c)(d)(e)	53,000	–
Financials—14.5%
Bank of Ningbo Co. Ltd., A Shares (Stock Connect)(a)	174,216	549,149
China International Capital Corp. Ltd., A Shares (Stock Connect)(a)	65,100	298,094
China International Capital Corp. Ltd., H Shares(f)	86,800	104,667
China Merchants Bank Co. Ltd., A Shares (Stock Connect)(a)	205,632	968,566
Jiangsu Changshu Rural Commercial Bank Co. Ltd., A Shares (Stock Connect)(a)	271,200	297,123
Ping An Bank Co. Ltd., A Shares (Stock Connect)(a)	68,200	101,192
Ping An Insurance Group Co. of China Ltd., A Shares (Stock Connect)(a)	93,837	532,495
		2,851,286
Health Care—11.2%
Aier Eye Hospital Group Co. Ltd., A Shares (Stock Connect)(a)	354,927	629,302
Hangzhou Tigermed Consulting Co. Ltd., A Shares (Stock Connect)(a)	51,767	419,746
Jiangsu Hengrui Pharmaceuticals Co. Ltd., A Shares (Stock Connect)(a)	43,255	274,205
Shenzhen Mindray Bio-Medical Electronics Co. Ltd., A Shares (Stock Connect)(a)	21,210	889,057
		2,212,310
Industrials—22.3%
Centre Testing International Group Co. Ltd., A Shares (Stock Connect)(a)	272,888	471,291
Contemporary Amperex Technology Co. Ltd., A Shares (Stock Connect)(a)	38,302	1,069,452
Shares		Value

Guangzhou Baiyun International Airport Co. Ltd., A Shares (Stock Connect)(a)(e)	174,500	$ 248,409
Hefei Meiya Optoelectronic Technology, Inc., A Shares (Stock Connect)(a)	36,030	88,641
Jiangsu Hengli Hydraulic Co. Ltd., A Shares (Stock Connect)(a)	32,800	230,509
NARI Technology Co. Ltd., A Shares (Stock Connect)(a)	171,362	553,288
Shanghai International Airport Co. Ltd., A Shares (Stock Connect)(a)(e)	19,210	99,474
Shanghai M&G Stationery, Inc., A Shares (Stock Connect)(a)	82,580	401,572
Shenzhen Inovance Technology Co. Ltd., A Shares (Stock Connect)(a)	41,789	342,783
Sungrow Power Supply Co. Ltd., A Shares (Stock Connect)(a)	37,578	532,751
Zhejiang Weixing New Building Materials Co. Ltd., A Shares (Stock Connect)(a)	146,000	352,851
		4,391,021
Information Technology—9.4%
Glodon Co. Ltd., A Shares (Stock Connect)(a)	122,704	190,509
Hundsun Technologies, Inc., A Shares (Stock Connect)(a)	100,595	283,708
Luxshare Precision Industry Co. Ltd., A Shares (Stock Connect)(a)	84,670	338,810
Maxscend Microelectronics Co. Ltd., A Shares (Stock Connect)(a)	33,580	417,678
SG Micro Corp., A Shares (Stock Connect)(a)	39,313	414,496
StarPower Semiconductor Ltd., A Shares (Stock Connect)(a)	11,200	213,941
		1,859,142
Materials—2.5%
Wanhua Chemical Group Co. Ltd., A Shares (Stock Connect)(a)	39,717	485,740
Utilities—1.7%
ENN Natural Gas Co. Ltd., A Shares (Stock Connect)(a)	133,200	331,291
Total China		18,722,749
Total Common Stocks		18,722,749
EXCHANGE-TRADED FUNDS—2.1%
KraneShares Bosera MSCI China A 50 Connect Index ETF	18,779	414,265
Total Exchange-Traded Funds		414,265
SHORT-TERM INVESTMENT—2.9%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 5.25%	564,112	564,112
Total Short-Term Investment		564,112
Total Investments (Cost $26,316,007)(g)—100.1%		19,701,126
Liabilities in Excess of Other Assets—(0.1%)		(26,172)
Net Assets—100.0%		$19,674,954
Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.
2024 Semi-Annual Report	3

Statement of Investments  (concluded)
April 30, 2024 (Unaudited)
abrdn China A Share Equity Fund

(a)	China A Shares. These shares are issued in local currency, traded in the local stock markets and are held through either a Qualified Foreign Institutional Investor (QFII) license or the Shanghai or Shenzhen Hong-Kong Stock Connect program.
(b)	Fair Value is determined pursuant to procedures approved by the Fund’s Board of Trustees. Unless otherwise noted, securities are valued by applying valuation factors to the exchange traded price. See Note 2(a) of the accompanying Notes to Financial Statements for inputs used.
(c)	The Fund’s adviser has deemed this security to be illiquid based upon procedures approved by the Board of Trustees. Illiquid securities held by the Fund represent 0.0% of net assets as of April 30, 2024.
(d)	Level 3 security. See Note 2(a) of the accompanying Notes to Financial Statements.
(e)	Non-income producing security.
(f)	Denotes a security issued under Regulation S or Rule 144A.
(g)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.

ETF	Exchange-Traded Fund

See accompanying Notes to Financial Statements.
4	2024 Semi-Annual Report

abrdn Dynamic Dividend Fund  (Unaudited)

Average Annual Total Return[1] (For the periods ended April 30, 2024)		Six Month[2]	1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC	12.90%	5.25%	6.82%	6.73%
	w/SC3	6.41%	(0.71%)	5.57%	6.09%
Institutional Class[4]	w/o SC	13.04%	5.51%	7.09%	6.99%
All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (NAV) per share and/or financial statement adjustments.
1	Returns prior to May 7, 2018 reflect the performance of a predecessor fund (the “Predecessor Fund”). Returns of the Predecessor Fund have not been adjusted to reflect the expenses applicable to the respective classes. The Fund and the Predecessor Fund have substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.
2	Not annualized.
3	A 5.75% front-end sales charge was deducted.
4	Not subject to any sales charges.
Performance of a $1,000,000 Investment*(as of April 30, 2024)
* Minimum initial investment
Comparative performance of $1,000,000 invested in Institutional Class shares of the abrdn Dynamic Dividend Fund, Morgan Stanley Capital International All Country World Index (MSCI ACWI) (Net Daily Total Return) and the U.S. Consumer Price Index (CPI) over a 10-year period ended April 30, 2024. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses or sales charges. Investors cannot invest directly in market indexes.
The MSCI ACWI Index, MSCI’s flagship global equity index, is designed to represent performance of the full opportunity set of large- and mid-cap stocks across 23 Developed Markets (DM) countries and 24 Emerging Markets (EM) countries. As of April 30, 2024, it covers more than 2,837 constituents across 11 sectors and approximately 85% of the free float-adjusted market capitalization in each market. DM countries in the Index are Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the UK and the US. EM countries in the Index are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Kuwait, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates. The MSCI ACWI Index (Net Daily Total Return) is calculated net of withholding taxes to which the Fund is generally subject.
The CPI (U.S.) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.
2024 Semi-Annual Report	5

abrdn Dynamic Dividend Fund  (Unaudited)

Portfolio Summary (as a percentage of net assets)
April 30, 2024 (Unaudited)

Asset Allocation
Common Stocks	97.5%
Preferred Stocks	1.3%
Other Assets in Excess of Liabilities	1.2%
100.0%
The following table summarizes the composition of the Fund's portfolio, in S&P Global Industry Classification Standard (GICS) sectors. Industry allocation is shown below for any sector more than 25% of net assets.
Sectors
Information Technology	19.9%
Financials	17.5%
Health Care	11.7%
Consumer Staples	9.5%
Consumer Discretionary	9.2%
Industrials	8.5%
Utilities	7.6%
Energy	4.7%
Materials	4.6%
Communication Services	3.1%
Real Estate	2.5%
Assets in Excess of Other Liabilities	1.2%
100.0%
Top Ten Holdings
Microsoft Corp.	3.5%
Apple, Inc.	3.3%
Engie SA	3.0%
Broadcom, Inc.	2.3%
Danone SA	2.2%
Alphabet, Inc.	2.1%
Eli Lilly & Co.	1.6%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	1.6%
Target Corp.	1.6%
Coca-Cola Co.	1.6%

Countries
United States	61.1%
France	9.5%
United Kingdom	4.2%
Netherlands	4.0%
Germany	3.2%
South Korea	2.1%
Other, less than 2% each	14.7%
Assets in Excess of Other Liabilities	1.2%
100.0%

6	2024 Semi-Annual Report

Statement of Investments
April 30, 2024 (Unaudited)
abrdn Dynamic Dividend Fund

Shares		Value
COMMON STOCKS—97.5%
AUSTRALIA—0.8%
Materials—0.8%
Rio Tinto PLC, ADR	11,800	$ 800,394
BRAZIL—1.6%
Industrials—0.9%
CCR SA	343,900	816,602
Materials—0.7%
Vale SA, ADR	58,400	710,728
Total Brazil		1,527,330
CANADA—1.3%
Energy—1.3%
Enbridge, Inc.	36,100	1,282,994
CHINA—0.8%
Financials—0.8%
Ping An Insurance Group Co. of China Ltd., H Shares	169,500	768,188
DENMARK—1.1%
Financials—1.1%
Tryg AS	56,200	1,112,323
FRANCE—9.5%
Consumer Discretionary—1.0%
LVMH Moet Hennessy Louis Vuitton SE	1,210	993,938
Consumer Staples—3.1%
Danone SA	34,100	2,134,228
Pernod Ricard SA	5,700	862,080
		2,996,308
Energy—1.5%
TotalEnergies SE, ADR	19,400	1,405,918
Financials—0.5%
AXA SA	13,300	459,536
Industrials—0.4%
Teleperformance SE(a)	4,650	421,219
Utilities—3.0%
Engie SA(a)	169,200	2,937,415
Total France		9,214,334
GERMANY—3.2%
Consumer Discretionary—1.0%
Mercedes-Benz Group AG	12,400	937,947
Financials—1.0%
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	2,300	1,011,560
Utilities—1.2%
RWE AG	32,000	1,114,737
Total Germany		3,064,244
HONG KONG—0.9%
Financials—0.9%
Hong Kong Exchanges & Clearing Ltd.	26,800	851,554
ISRAEL—0.8%
Energy—0.8%
Energean PLC	56,100	773,902
Shares		Value

JAPAN—1.8%
Financials—1.1%
Mitsubishi UFJ Financial Group, Inc.	111,400	$ 1,109,694
Real Estate—0.7%
GLP J-Reit	800	650,650
Total Japan		1,760,344
NETHERLANDS—4.0%
Financials—1.2%
ING Groep NV, Series N	73,000	1,154,149
Information Technology—2.8%
ASML Holding NV	1,600	1,393,620
BE Semiconductor Industries NV	9,800	1,300,206
		2,693,826
Total Netherlands		3,847,975
NORWAY—1.7%
Communication Services—1.0%
Telenor ASA	85,000	978,665
Financials—0.7%
DNB Bank ASA	38,400	669,279
Total Norway		1,647,944
SINGAPORE—1.3%
Financials—1.3%
Oversea-Chinese Banking Corp. Ltd.	124,200	1,289,390
SOUTH KOREA—0.8%
Materials—0.8%
LG Chem Ltd.	2,600	747,105
SPAIN—1.0%
Consumer Discretionary—1.0%
Amadeus IT Group SA	14,600	926,719
TAIWAN—1.6%
Information Technology—1.6%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	11,300	1,551,942
UNITED KINGDOM—4.2%
Consumer Discretionary—0.9%
Taylor Wimpey PLC	570,000	934,015
Financials—1.1%
London Stock Exchange Group PLC	9,400	1,036,257
Health Care—1.4%
AstraZeneca PLC, ADR	18,200	1,381,016
Industrials—0.8%
Melrose Industries PLC	94,500	742,423
Total United Kingdom		4,093,711
UNITED STATES—61.1%
Communication Services—2.1%
Alphabet, Inc., Class C(a)	12,600	2,074,464
Consumer Discretionary—5.3%
Aptiv PLC(a)	9,300	660,300
Genuine Parts Co.	7,900	1,241,959
Las Vegas Sands Corp.	15,100	669,836
Lowe's Cos., Inc.	5,700	1,299,543
TJX Cos., Inc.	13,200	1,241,988
		5,113,626

See accompanying Notes to Financial Statements.
2024 Semi-Annual Report	7

Statement of Investments  (concluded)
April 30, 2024 (Unaudited)
abrdn Dynamic Dividend Fund

	Shares	Value
COMMON STOCKS (continued)
UNITED STATES (continued)
Consumer Staples—6.4%
Coca-Cola Co.	25,000	$ 1,544,250
Keurig Dr Pepper, Inc.	30,800	1,037,960
Mondelez International, Inc., Class A	15,300	1,100,682
Nestle SA	10,000	1,004,001
Target Corp.	9,600	1,545,408
		6,232,301
Energy—1.1%
Williams Cos., Inc.	28,600	1,097,096
Financials—7.8%
Bank of America Corp.	29,000	1,073,290
Blackstone, Inc.	9,100	1,061,151
CME Group, Inc.	4,900	1,027,236
Fidelity National Information Services, Inc.	15,200	1,032,384
Goldman Sachs Group, Inc.	3,300	1,408,143
JPMorgan Chase & Co.	7,500	1,438,050
MetLife, Inc.	7,900	561,532
		7,601,786
Health Care—10.3%
AbbVie, Inc.	8,400	1,366,176
Bristol-Myers Squibb Co.	16,900	742,586
CVS Health Corp.	14,000	947,940
Eli Lilly & Co.	2,000	1,562,200
Medtronic PLC	11,600	930,784
Merck & Co., Inc.	10,600	1,369,732
Roche Holding AG	4,000	958,457
Sanofi SA	11,200	1,106,482
UnitedHealth Group, Inc.	2,000	967,400
		9,951,757
Industrials—6.4%
FedEx Corp.	4,900	1,282,722
Ferrovial SE	26,600	956,679
Norfolk Southern Corp.	4,100	944,312
Schneider Electric SE	5,700	1,299,676
Stanley Black & Decker, Inc.	8,400	767,760
Waste Management, Inc.	4,700	977,694
		6,228,843
Information Technology—14.2%
Accenture PLC, Class A	2,600	782,366
Amdocs Ltd.	13,200	1,108,668
Analog Devices, Inc.	6,500	1,303,965
Shares		Value

Apple, Inc.	18,800	$ 3,202,204
Broadcom, Inc.	1,700	2,210,459
Cisco Systems, Inc.	23,400	1,099,332
Microsoft Corp.	8,700	3,387,171
Oracle Corp.	6,100	693,875
		13,788,040
Materials—2.3%
Linde PLC	2,700	1,190,601
Newmont Corp.	25,300	1,028,192
		2,218,793
Real Estate—1.8%
American Tower Corp., REIT	4,900	840,644
Gaming & Leisure Properties, Inc., REIT	20,600	880,238
		1,720,882
Utilities—3.4%
CMS Energy Corp.	16,800	1,018,248
FirstEnergy Corp.	22,600	866,484
NextEra Energy Partners LP	16,500	467,940
NextEra Energy, Inc.	13,900	930,883
		3,283,555
Total United States		59,311,143
Total Common Stocks		94,571,536
PREFERRED STOCKS—1.3%
SOUTH KOREA—1.3%
Information Technology—1.3%
Samsung Electronics Co. Ltd.	27,700	1,293,343
Total Preferred Stocks		1,293,343
Total Investments (Cost $75,481,854)(b)—98.8%		95,864,879
Other Assets in Excess of Liabilities—1.2%		1,170,815
Net Assets—100.0%		$97,035,694

(a)	Non-income producing security.
(b)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.

ADR	American Depositary Receipt
EUR	Euro Currency
PLC	Public Limited Company
REIT	Real Estate Investment Trust
USD	U.S. Dollar

At April 30, 2024, the Fund held the following forward foreign currency contracts:

Sale Contracts Settlement Date	Counterparty	Currency Purchased	Amount Purchased	Currency Sold	Amount Sold	Fair Value	Unrealized Appreciation/ (Depreciation)
United States Dollar/Euro
07/12/2024	Citibank N.A.	USD	8,723,752	EUR	8,000,000	$8,563,105	$160,647

See accompanying Notes to Financial Statements.
8	2024 Semi-Annual Report

abrdn EM SMA Completion Fund  (Unaudited)

Average Annual Total Return (For the periods ended April 30, 2024)	Six Month[1]	1 Yr.	Inception[2]
Institutional Class	8.07%	(4.62%)	(9.87%)

1	Not annualized.
2	Fund commenced operations on January 27, 2023.
Performance of a $10,000 Investment(as of April 30, 2024)
Comparative performance of $10,000 invested in Institutional Class shares of the abrdn EM SMA Completion Fund, Morgan Stanley
Capital International (MSCI) Emerging Markets Index (Net Daily Total Return), MSCI Emerging Markets Index (Gross Return) and the U.S. Consumer Price Index (CPI) over a 3-month period ended April 30, 2024. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.
The MSCI Emerging Markets Index captures large- and mid-cap representation across 24 Emerging Markets (EM) countries. With 1,375 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country. EM countries in the Index are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Kuwait, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.
The CPI (U.S.) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.
2024 Semi-Annual Report	9

abrdn EM SMA Completion Fund  (Unaudited)

Portfolio Summary (as a percentage of net assets)
April 30, 2024 (Unaudited)

Asset Allocation
Common Stocks	84.0%
Preferred Stocks	23.0%
Short-Term Investment	2.5%
Liabilities in Excess of Other Assets	(9.5%)
100.0%
The following table summarizes the composition of the Fund's portfolio, in S&P Global Industry Classification Standard (GICS) sectors. Industry allocation is shown below for any sector more than 25% of net assets.
Sectors
Information Technology	30.4%
Technology Hardware, Storage & Peripherals	19.6%
Communications Equipment	3.6%
Semiconductors & Semiconductor Equipment	3.5%
Electronic Equipment, Instruments & Components	3.0%
Software	0.7%
Industrials	22.4%
Financials	15.0%
Consumer Staples	10.1%
Materials	9.6%
Health Care	7.2%
Energy	3.9%
Consumer Discretionary	3.2%
Communication Services	2.8%
Real Estate	2.4%
Short-Term Investment	2.5%
Liabilities in Excess of Other Assets	(9.5%)
100.0%
Top Ten Holdings
Samsung Electronics Co. Ltd.	19.6%
UltraTech Cement Ltd., GDR	5.8%
Larsen & Toubro Ltd., GDR	5.3%
ITC Ltd., GDR	5.0%
Shenzhen Mindray Bio-Medical Electronics Co. Ltd., A Shares (Stock Connect)	4.6%
Grupo Financiero Banorte SAB de CV	4.0%
Grupo Mexico SAB de CV, Series B	3.8%
Raia Drogasil SA	3.6%
Accton Technology Corp.	3.6%
MediaTek, Inc.	3.5%

Countries
South Korea	28.1%
China	21.7%
India	16.1%
Brazil	10.8%
Taiwan	8.9%
Mexico	7.8%
Indonesia	5.4%
Saudi Arabia	5.1%
Other, less than 2% each	3.1%
Short-Term Investment	2.5%
Liabilities in Excess of Other Assets	(9.5%)
100.0%

10	2024 Semi-Annual Report

Statement of Investments
April 30, 2024 (Unaudited)
abrdn EM SMA Completion Fund

Shares		Value
COMMON STOCKS—84.0%
BRAZIL—7.4%
Consumer Staples—3.6%
Raia Drogasil SA	2,396	$ 11,803
Energy—2.3%
PRIO SA	792	7,321
Financials—1.5%
B3 SA - Brasil Bolsa Balcao	2,321	4,823
Total Brazil		23,947
CHINA—21.7%
Consumer Discretionary—1.7%
China Tourism Group Duty Free Corp. Ltd., A Shares (Stock Connect)(a)	534	5,479
Health Care—7.2%
Aier Eye Hospital Group Co. Ltd., A Shares (Stock Connect)(a)	4,800	8,525
Shenzhen Mindray Bio-Medical Electronics Co. Ltd., A Shares (Stock Connect)(a)	358	15,031
		23,556
Industrials—8.6%
Contemporary Amperex Technology Co. Ltd., A Shares (Stock Connect)(a)	300	8,390
NARI Technology Co. Ltd., A Shares (Stock Connect)(a)	2,980	9,638
Sungrow Power Supply Co. Ltd., A Shares (Stock Connect)(a)	700	9,941
		27,969
Information Technology—1.9%
Glodon Co. Ltd., A Shares (Stock Connect)(a)	1,500	2,333
Maxscend Microelectronics Co. Ltd., A Shares (Stock Connect)(a)	300	3,738
		6,071
Real Estate—2.3%
China Resources Land Ltd.	2,130	7,659
Total China		70,734
HONG KONG—1.5%
Consumer Staples—1.5%
Budweiser Brewing Co. APAC Ltd.(b)	3,500	4,869
INDIA—16.1%
Consumer Staples—5.0%
ITC Ltd., GDR(b)	3,123	16,295
Industrials—5.3%
Larsen & Toubro Ltd., GDR(b)	401	17,363
Materials—5.8%
UltraTech Cement Ltd., GDR(b)(c)	158	18,884
Total India		52,542
INDONESIA—5.4%
Communication Services—2.8%
Telkom Indonesia Persero Tbk. PT	47,300	9,169
Financials—2.6%
Bank Negara Indonesia Persero Tbk. PT	26,200	8,430
Total Indonesia		17,599
MEXICO—7.8%
Financials—4.0%
Grupo Financiero Banorte SAB de CV, Class O	1,305	12,944
Shares		Value

Materials—3.8%
Grupo Mexico SAB de CV	2,016	$ 12,458
Total Mexico		25,402
SAUDI ARABIA—5.1%
Energy—1.6%
Saudi Arabian Oil Co.(b)	646	5,176
Financials—3.5%
Al Rajhi Bank	531	11,294
Total Saudi Arabia		16,470
SOUTH KOREA—8.5%
Industrials—8.5%
HD Korea Shipbuilding & Offshore Engineering Co. Ltd.(d)	112	10,575
Samsung C&T Corp.	71	7,656
Samsung E&A Co. Ltd.(d)	494	9,366
		27,597
TAIWAN—8.9%
Information Technology—8.9%
Accton Technology Corp.	833	11,670
Chroma ATE, Inc.	700	5,685
MediaTek, Inc.	382	11,518
		28,873
UNITED ARAB EMIRATES—1.6%
Consumer Discretionary—1.5%
Americana Restaurants International PLC(d)	5,622	5,097
Real Estate—0.1%
Aldar Properties PJSC	153	228
Total United Arab Emirates		5,325
Total Common Stocks		273,358
PREFERRED STOCKS—23.0%
BRAZIL—3.4%
Financials—3.4%
Itausa SA	6,074	11,183
SOUTH KOREA—19.6%
Information Technology—19.6%
Samsung Electronics Co. Ltd.	1,363	63,640
Total Preferred Stocks		74,823
SHORT-TERM INVESTMENT—2.5%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 5.25%(e)	8,100	8,100
Total Short-Term Investment		8,100
Total Investments (Cost $378,983)(f)—109.5%		356,281
Liabilities in Excess of Other Assets—(9.5%)		(30,814)
Net Assets—100.0%		$325,467

See accompanying Notes to Financial Statements.
2024 Semi-Annual Report	11

Statement of Investments  (concluded)
April 30, 2024 (Unaudited)
abrdn EM SMA Completion Fund

(a)	China A Shares. These shares are issued in local currency, traded in the local stock markets and are held through either a Qualified Foreign Institutional Investor (QFII) license or the Shanghai or Shenzhen Hong-Kong Stock Connect program.
(b)	Denotes a security issued under Regulation S or Rule 144A.
(c)	The Fund’s adviser has deemed this security to be illiquid based upon procedures approved by the Board of Trustees. Illiquid securities held by the Fund represent 5.8% of net assets as of April 30, 2024.
(d)	Non-income producing security.
(e)	Registered investment company advised by State Street Global Advisors. The rate shown is the 7 day yield as of April 30, 2024.
(f)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.

GDR	Global Depositary Receipt
PLC	Public Limited Company

See accompanying Notes to Financial Statements.
12	2024 Semi-Annual Report

abrdn Emerging Markets Dividend Fund  (Unaudited)

Average Annual Total Return[1] (For the periods ended April 30, 2024)[2]		Six Month[3]	1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC	22.76%	7.97%	3.17%	2.04%
	w/SC4	15.69%	1.75%	1.96%	1.44%
Institutional Class[5]	w/o SC	22.89%	8.22%	3.43%	2.30%
All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (NAV) per share and/or financial statement adjustments.
1	The Fund changed its investment strategy effective February 29, 2024. Performance information for periods prior to February 29, 2024 does not reflect the Fund's current investment strategy. In connection with the change in investment strategy, the Fund changed its name from abrdn International Sustainable Leaders Fund to abrdn Emerging Markets Dividend Fund. In addition, returns prior to December 3, 2021 reflect the performance of a predecessor fund (the “Predecessor Fund”). Returns of the Predecessor Fund have not been adjusted to reflect the expenses applicable to the respective classes prior to the Fund’s adoption of its current investment strategies on February 29, 2024. Please consult the Fund’s prospectus for more detail.
2	Performance shown for periods after December 16, 2016 reflect the Fund’s receipt of payment from some European jurisdictions related to prior years in accordance with European Union law under Article 63 of the Treaty on the Functioning of the European Union (the “Article 63 EU Tax Reclaims”). The receipt of these extraordinary payments and accrual of anticipated payments increased the Fund’s performance for all periods that include December 2016, February 2017, July 2017, October 2017, February 2019, March 2019, September 2019, June 2022, and October 2022 in a manner that may not recur in the future, and the Fund’s performance was significantly higher than it would have been absent receipt of the Article 63 EU Tax Reclaims. At the time of receipt or accrual of the income and related taxes, including any adjustments to taxes previously estimated for similar payments, those payments and accruals resulted in an increase in net assets of approximately 5.4%, 2.1% and 1.4%, in 2017, 2019 and 2022, respectively. Past returns would have been higher had the Fund not originally paid the withholding taxes that relate to the EU reclaims that are now being returned. There can be no assurance that the Fund will receive additional Article 63 EU Tax Reclaim payments or maintain this level of performance in the future.
3	Not annualized.
4	A 5.75% front-end sales charge was deducted.
5	Not subject to any sales charges.
Performance of a $10,000 Investment(as of April 30, 2024)
Comparative performance of $10,000 invested in Class A shares of the abrdn Emerging Markets Dividend Fund which includes the maximum sales charge applicable to Class A shares, Morgan Stanley Capital International (MSCI) Emerging Markets Index (Net Daily Total Return), MSCI All Country World ex USA Index (ACWI ex USA) (Net Daily Total Return) and the U.S. Consumer Price Index (CPI) over a 10-year period ended April 30, 2024. Effective February 29, 2024, the MSCI Emerging Markets Index (Net Daily Total Return) replaced the MSCI All Country World ex USA Index (Net Daily Total Return) as the Fund’s primary benchmark in connection with a change in name and strategy of the Fund. Unlike the Fund’s returns, the returns for these unmanaged indexes do not reflect any fees or expenses. Investors cannot invest directly in market indexes.
The MSCI Emerging Markets Index captures large- and mid-cap representation across 24 Emerging Markets (EM) countries. With 1,375 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country. EM countries in the Index are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Kuwait, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.
The MSCI ACWI ex USA Index captures large and mid-cap representation across 22 of 23 Developed Markets (DM) countries (excluding the United States (U.S.)) and 24 Emerging Markets (EM) countries. With 2,228 constituents, the index covers approximately 85% of the global equity opportunity set outside the U.S. DM countries include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the UK. EM countries include: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Kuwait, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates. The MSCI ACWI ex USA Index (Net Daily Total Return) is calculated net of withholding taxes to which the Fund is generally subject.
The CPI (U.S.) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

2024 Semi-Annual Report	13

abrdn Emerging Markets Dividend Fund  (Unaudited)  (continued)

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.
14	2024 Semi-Annual Report

abrdn Emerging Markets Dividend Fund  (Unaudited)

Portfolio Summary (as a percentage of net assets)
April 30, 2024 (Unaudited)

Asset Allocation
Common Stocks	89.3%
Preferred Stocks	8.3%
Exchange-Traded Funds	4.2%
Liabilities in Excess of Other Assets	(1.8%)
100.0%
The following table summarizes the composition of the Fund's portfolio, in S&P Global Industry Classification Standard (GICS) sectors. Industry allocation is shown below for any sector more than 25% of net assets.
Sectors
Information Technology	25.7%
Semiconductors & Semiconductor Equipment	13.6%
Technology Hardware, Storage & Peripherals	7.7%
Electronic Equipment, Instruments & Components	2.2%
IT Services	1.8%
Communications Equipment	0.4%
Financials	22.9%
Consumer Discretionary	12.6%
Communication Services	12.0%
Industrials	8.7%
Consumer Staples	4.6%
Exchange-Traded Funds	4.2%
Materials	3.9%
Energy	2.8%
Health Care	2.5%
Real Estate	1.7%
Utilities	0.2%
Liabilities in Excess of Other Assets	(1.8%)
100.0%
Top Ten Holdings
Samsung Electronics Co. Ltd.	6.5%
Taiwan Semiconductor Manufacturing Co. Ltd.	5.1%
HDFC Bank Ltd., ADR	5.0%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	4.9%
Tencent Holdings Ltd.	4.7%
iShares MSCI India ETF	4.2%
Grupo Mexico SAB de CV, Series B	3.7%
MediaTek, Inc.	3.0%
Shinhan Financial Group Co. Ltd.	2.9%
Alibaba Group Holding Ltd.	2.8%

Countries
China	24.7%
Taiwan	16.2%
South Korea	12.2%
India	9.8%
Mexico	8.7%
Brazil	5.4%
Indonesia	5.2%
United States	4.2%
Kazakhstan	2.1%
Other, less than 2% each	13.3%
Liabilities in Excess of Other Assets	(1.8%)
100.0%

2024 Semi-Annual Report	15

Statement of Investments
April 30, 2024 (Unaudited)
abrdn Emerging Markets Dividend Fund

Shares		Value
COMMON STOCKS—89.3%
BRAZIL—3.6%
Communication Services—1.6%
Telefonica Brasil SA	144,009	$ 1,312,904
Consumer Staples—0.4%
SLC Agricola SA	95,498	351,087
Financials—1.1%
B3 SA - Brasil Bolsa Balcao	172,481	358,408
Itau Unibanco Holding SA	95,277	501,284
		859,692
Health Care—0.5%
Odontoprev SA	176,377	405,906
Total Brazil		2,929,589
CHILE—0.5%
Industrials—0.5%
Sociedad Quimica y Minera de Chile SA, ADR	8,975	410,068
CHINA—24.7%
Communication Services—7.3%
Autohome, Inc., ADR	14,443	371,185
NetEase, Inc.	90,300	1,692,640
Tencent Holdings Ltd.	85,200	3,738,847
		5,802,672
Consumer Discretionary—10.2%
Alibaba Group Holding Ltd.	238,500	2,233,090
ANTA Sports Products Ltd.	107,000	1,211,346
China Tourism Group Duty Free Corp. Ltd., A Shares (Stock Connect)(a)	34,900	358,071
Fu Shou Yuan International Group Ltd.	783,000	530,077
JD.com, Inc., A Shares (Stock Connect)(a)	37,550	541,034
Li Ning Co. Ltd.	413,000	1,081,179
Midea Group Co. Ltd., A Shares (Stock Connect)(a)	99,200	954,029
Yadea Group Holdings Ltd.(b)	180,000	346,261
Zhongsheng Group Holdings Ltd.	466,000	849,883
		8,104,970
Consumer Staples—2.7%
Inner Mongolia Yili Industrial Group Co. Ltd., A Shares (Stock Connect)(a)	173,300	682,919
Wuliangye Yibin Co. Ltd., A Shares (Stock Connect)(a)	72,600	1,501,369
		2,184,288
Health Care—2.0%
Aier Eye Hospital Group Co. Ltd., A Shares (Stock Connect)(a)	235,300	417,901
Hangzhou Tigermed Consulting Co. Ltd., H Shares(b)	72,500	320,152
Joinn Laboratories China Co. Ltd., H Shares(b)	210,900	221,673
Shenzhen Mindray Bio-Medical Electronics Co. Ltd., A Shares (Stock Connect)(a)	14,900	625,614
		1,585,340
Industrials—2.0%
Contemporary Amperex Technology Co. Ltd., A Shares (Stock Connect)(a)	11,400	318,842
SITC International Holdings Co. Ltd.	597,000	1,294,651
		1,613,493
Shares		Value

Information Technology—0.2%
LONGi Green Energy Technology Co. Ltd., A Shares (Stock Connect)(a)	72,200	$ 180,785
Real Estate—0.3%
Country Garden Services Holdings Co. Ltd.	395,000	263,520
Total China		19,735,068
COLOMBIA—0.5%
Energy—0.5%
Geopark Ltd.	40,178	374,459
GEORGIA—1.8%
Financials—1.8%
Bank of Georgia Group PLC	22,294	1,492,785
HONG KONG—1.9%
Consumer Discretionary—0.4%
Li Auto, Inc., A Shares(c)	26,600	348,510
Consumer Staples—1.5%
Budweiser Brewing Co. APAC Ltd.(b)	847,400	1,178,896
Total Hong Kong		1,527,406
INDIA—9.8%
Consumer Discretionary—0.6%
Mahindra & Mahindra Ltd., GDR(b)(d)	18,673	487,365
Financials—7.4%
HDFC Bank Ltd., ADR	69,942	4,028,659
ICICI Bank Ltd., ADR	68,488	1,885,475
		5,914,134
Information Technology—1.8%
Infosys Ltd., ADR	86,958	1,453,068
Total India		7,854,567
INDONESIA—5.2%
Communication Services—1.7%
Telkom Indonesia Persero Tbk. PT	7,195,300	1,394,869
Financials—3.5%
Bank Mandiri Persero Tbk. PT	3,509,600	1,483,426
Bank Negara Indonesia Persero Tbk. PT	672,200	216,272
Bank Rakyat Indonesia Persero Tbk. PT	3,496,600	1,058,433
		2,758,131
Total Indonesia		4,153,000
KAZAKHSTAN—2.1%
Financials—1.8%
Kaspi.KZ JSC, ADR	12,441	1,465,052
Industrials—0.3%
Air Astana JSC, GDR(b)(c)(d)	22,207	187,873
Total Kazakhstan		1,652,925
LATVIA—0.0%
Financials—0.0%
Parex Bank(c)(d)(e)	1,424,182	–
MACAO—0.7%
Consumer Discretionary—0.7%
Sands China Ltd.(c)	230,800	544,375
MALAYSIA—0.6%
Financials—0.6%
RHB Bank Bhd.	399,900	460,326

See accompanying Notes to Financial Statements.
16	2024 Semi-Annual Report

Statement of Investments  (concluded)
April 30, 2024 (Unaudited)
abrdn Emerging Markets Dividend Fund

Shares		Value
COMMON STOCKS (continued)
MEXICO—8.7%
Financials—2.1%
Grupo Financiero Banorte SAB de CV, Class O	171,605	$ 1,702,151
Industrials—2.9%
Grupo Aeroportuario del Centro Norte SAB de CV	114,673	1,266,904
Grupo Aeroportuario del Sureste SAB de CV, B Shares	30,343	1,044,866
		2,311,770
Materials—3.7%
Grupo Mexico SAB de CV	478,956	2,959,723
Total Mexico		6,973,644
NIGERIA—0.5%
Energy—0.5%
SEPLAT Energy PLC(b)	189,324	392,706
PERU—1.1%
Financials—1.1%
Credicorp Ltd.	5,201	861,338
PHILIPPINES—0.8%
Industrials—0.8%
Asian Terminals, Inc.(d)	1,893,700	642,504
SINGAPORE—1.0%
Information Technology—0.4%
AEM Holdings Ltd.	163,700	280,164
Real Estate—0.6%
Capitaland India Trust, UNIT	702,000	512,998
Total Singapore		793,162
SOUTH AFRICA—1.7%
Communication Services—0.9%
Vodacom Group Ltd.	140,743	676,374
Financials—0.6%
Sanlam Ltd.	139,606	505,008
Materials—0.2%
Anglo American Platinum Ltd.	4,804	167,347
Total South Africa		1,348,729
SOUTH KOREA—5.7%
Financials—2.9%
Shinhan Financial Group Co. Ltd.	69,806	2,345,292
Industrials—1.6%
HD Korea Shipbuilding & Offshore Engineering Co. Ltd.(c)	8,023	757,503
Samsung E&A Co. Ltd.(c)	25,846	490,022
		1,247,525
Information Technology—1.2%
Samsung Electronics Co. Ltd.	17,457	970,376
Total South Korea		4,563,193
TAIWAN—16.2%
Industrials—0.6%
Sporton International, Inc.	61,000	465,379
Information Technology—15.6%
Accton Technology Corp.	25,000	350,235
Chroma ATE, Inc.	141,000	1,145,161
Hon Hai Precision Industry Co. Ltd.	125,000	595,043
MediaTek, Inc.	80,000	2,412,094
Shares		Value

Taiwan Semiconductor Manufacturing Co. Ltd., ADR	28,558	$ 3,922,156
Taiwan Semiconductor Manufacturing Co. Ltd.	170,000	4,070,438
		12,495,127
Total Taiwan		12,960,506
THAILAND—0.5%
Communication Services—0.5%
Digital Telecommunications Infrastructure Fund, UNIT	1,777,900	374,194
UNITED ARAB EMIRATES—1.7%
Consumer Discretionary—0.7%
Americana Restaurants International PLC(c)	580,817	526,592
Real Estate—0.8%
Aldar Properties PJSC	431,988	642,178
Utilities—0.2%
National Central Cooling Co. PJSC	203,203	168,202
Total United Arab Emirates		1,336,972
Total Common Stocks		71,381,516
EXCHANGE-TRADED FUNDS—4.2%
iShares MSCI India ETF	64,894	3,397,201
Total Exchange-Traded Funds		3,397,201
PREFERRED STOCKS—8.3%
BRAZIL—1.8%
Energy—1.8%
Petroleo Brasileiro SA	177,104	1,433,176
SOUTH KOREA—6.5%
Information Technology—6.5%
Samsung Electronics Co. Ltd.	111,105	5,187,615
Total Preferred Stocks		6,620,791
Total Investments (Cost $87,952,540)(f)—101.8%		81,399,508
Liabilities in Excess of Other Assets—(1.8%)		(1,454,560)
Net Assets—100.0%		$79,944,948
Amounts listed as “–” are $0 or round to $0.
(a)	China A Shares. These shares are issued in local currency, traded in the local stock markets and are held through either a Qualified Foreign Institutional Investor (QFII) license or the Shanghai or Shenzhen Hong-Kong Stock Connect program.
(b)	Denotes a security issued under Regulation S or Rule 144A.
(c)	Non-income producing security.
(d)	The Fund’s adviser has deemed this security to be illiquid based upon procedures approved by the Board of Trustees. Illiquid securities held by the Fund represent 1.6% of net assets as of April 30, 2024.
(e)	Level 3 security. See Note 2(a) of the accompanying Notes to Financial Statements.
(f)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.

ADR	American Depositary Receipt
ETF	Exchange-Traded Fund
GDR	Global Depositary Receipt
PLC	Public Limited Company

See accompanying Notes to Financial Statements.
2024 Semi-Annual Report	17

abrdn Emerging Markets ex-China Fund  (Unaudited)

Average Annual Total Return[1] (For the periods ended April 30, 2024)		Six Month[2]	1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC	17.22%	13.04%	7.02%	4.59%
	w/SC3	10.45%	6.54%	5.76%	3.97%
Class C	w/o SC	16.87%	12.29%	6.31%	3.92%
	w/SC4	15.87%	11.29%	6.31%	3.92%
Class R5	w/o SC	16.97%	12.57%	6.62%	4.23%
Institutional Service Class[5]	w/o SC	17.30%	13.33%	7.27%	4.88%
Institutional Class[5]	w/o SC	17.43%	13.40%	7.40%	4.96%
All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (NAV) per share and/or financial statement adjustments.
1	The Fund changed its investment strategy effective February 28, 2022. Performance information for periods prior to February 28, 2022 does not reflect the Fund's current investment strategy. In connection with the change in investment strategy, the Fund changed its name from Aberdeen Global Equity Fund to abrdn Emerging Markets ex-China Fund. Please consult the Fund’s prospectus for more detail.
2	Not annualized.
3	A 5.75% front-end sales charge was deducted.
4	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when Class C shares are sold within the first year after purchase.
5	Not subject to any sales charges.
Performance of a $10,000 Investment*(as of April 30, 2024)
* Class A Minimum initial investment
Comparative performance of $10,000 invested in Class A shares of the abrdn Emerging Markets ex-China Fund which includes the maximum sales charge applicable to Class A shares, Morgan Stanley
Capital International (MSCI) Emerging Markets ex-China Index (Net Daily Total Return) and the U.S. Consumer Price Index (CPI) over a 10-year period ended April 30, 2024. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses or sales charges. Investors cannot invest directly in market indexes.
The MSCI Emerging Markets ex-China Index captures large- and mid-cap representation across 23 of the 24 Emerging Markets (EM) countries excluding China. With 671 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country. EM countries in the Index are: Brazil, Chile, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Kuwait, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates. The MSCI Emerging Markets ex-China Index (Net Daily Total Return) is calculated net of withholding taxes to which the Fund is generally subject.
The CPI (U.S.) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.
18	2024 Semi-Annual Report

abrdn Emerging Markets ex-China Fund  (Unaudited)

Portfolio Summary (as a percentage of net assets)
April 30, 2024 (Unaudited)

Asset Allocation
Common Stocks	92.6%
Preferred Stocks	6.3%
Short-Term Investment	1.5%
Liabilities in Excess of Other Assets	(0.4%)
100.0%
The following table summarizes the composition of the Fund's portfolio, in S&P Global Industry Classification Standard (GICS) sectors. Industry allocation is shown below for any sector more than 25% of net assets.
Sectors
Information Technology	32.5%
Semiconductors & Semiconductor Equipment	17.5%
Technology Hardware, Storage & Peripherals	7.9%
Electronic Equipment, Instruments & Components	3.1%
IT Services	2.5%
Communications Equipment	1.5%
Financials	21.3%
Industrials	11.8%
Consumer Staples	7.5%
Materials	6.0%
Consumer Discretionary	5.7%
Energy	5.2%
Utilities	3.9%
Communication Services	2.6%
Real Estate	1.4%
Health Care	1.0%
Short-Term Investment	1.5%
Liabilities in Excess of Other Assets	(0.4%)
100.0%
Top Ten Holdings
Taiwan Semiconductor Manufacturing Co. Ltd.	12.0%
Samsung Electronics Co. Ltd.	4.9%
ICICI Bank Ltd.	2.8%
Kaspi.KZ JSC, ADR	2.7%
Samsung Electronics Co. Ltd., GDR	2.6%
Power Grid Corp. of India Ltd.	2.4%
Chroma ATE, Inc.	2.1%
Southern Copper Corp.	2.1%
ITC Ltd.	2.0%
TotalEnergies SE	1.9%

Countries
India	23.4%
Taiwan	20.9%
South Korea	14.6%
Brazil	8.1%
Mexico	7.0%
Saudi Arabia	4.4%
Indonesia	3.5%
Kazakhstan	2.7%
Netherlands	2.2%
Poland	2.1%
Other, less than 2% each	10.0%
Short-Term Investment	1.5%
Liabilities in Excess of Other Assets	(0.4%)
100.0%

2024 Semi-Annual Report	19

Statement of Investments
April 30, 2024 (Unaudited)
abrdn Emerging Markets ex-China Fund

Shares		Value
COMMON STOCKS—92.6%
AUSTRALIA—0.5%
Materials—0.5%
BHP Group Ltd.	11,778	$ 327,035
BRAZIL—6.7%
Consumer Discretionary—1.2%
MercadoLibre, Inc.(a)	522	761,442
Consumer Staples—1.7%
Raia Drogasil SA	225,963	1,113,148
Energy—1.9%
PRIO SA	134,103	1,239,638
Industrials—1.9%
Localiza Rent a Car SA	134,667	1,271,564
Total Brazil		4,385,792
CANADA—0.6%
Materials—0.6%
Capstone Copper Corp.(a)	54,137	374,769
CHILE—0.7%
Industrials—0.7%
Sociedad Quimica y Minera de Chile SA, ADR	10,532	481,207
FRANCE—1.9%
Energy—1.9%
TotalEnergies SE	17,552	1,274,253
INDIA—23.4%
Communication Services—1.6%
Bharti Airtel Ltd.	40,480	641,811
Info Edge India Ltd.	5,564	401,828
		1,043,639
Consumer Discretionary—1.6%
Mahindra & Mahindra Ltd.	22,042	569,485
Maruti Suzuki India Ltd.	2,983	457,024
		1,026,509
Consumer Staples—3.0%
Hindustan Unilever Ltd.	24,375	651,964
ITC Ltd.	255,852	1,333,154
		1,985,118
Financials—7.6%
Cholamandalam Investment & Finance Co. Ltd.	49,187	704,869
HDFC Bank Ltd.	67,127	1,215,336
ICICI Bank Ltd.	135,319	1,864,310
SBI Life Insurance Co. Ltd.(b)	72,029	1,237,015
		5,021,530
Health Care—0.5%
Global Health Ltd.(a)	19,170	334,556
Industrials—2.6%
Havells India Ltd.	41,812	833,241
Larsen & Toubro Ltd.	20,963	900,524
		1,733,765
Information Technology—1.5%
Tata Consultancy Services Ltd.	21,896	1,000,199
Materials—1.3%
UltraTech Cement Ltd.	7,200	858,630
Real Estate—1.3%
Godrej Properties Ltd.(a)	26,903	849,794
Shares		Value

Utilities—2.4%
Power Grid Corp. of India Ltd.	434,603	$ 1,567,516
Total India		15,421,256
INDONESIA—3.5%
Communication Services—1.0%
Telkom Indonesia Persero Tbk. PT	3,369,900	653,283
Financials—2.0%
Bank Negara Indonesia Persero Tbk. PT	2,174,600	699,649
Bank Rakyat Indonesia Persero Tbk. PT	2,051,000	620,845
		1,320,494
Utilities—0.5%
ReNew Energy Global PLC, Class A(a)	56,231	317,143
Total Indonesia		2,290,920
ISRAEL—1.4%
Information Technology—1.4%
Nova Ltd.(a)	5,518	937,508
KAZAKHSTAN—2.7%
Financials—2.7%
Kaspi.KZ JSC, ADR	14,820	1,745,203
MEXICO—7.0%
Consumer Staples—0.9%
Fomento Economico Mexicano SAB de CV, ADR	5,041	593,124
Financials—1.3%
Grupo Financiero Banorte SAB de CV, Class O	84,139	834,575
Industrials—1.2%
Grupo Aeroportuario del Centro Norte SAB de CV, ADR	9,284	819,220
Materials—3.6%
Grupo Mexico SAB de CV	161,482	997,883
Southern Copper Corp.	11,504	1,342,172
		2,340,055
Total Mexico		4,586,974
NETHERLANDS—2.2%
Information Technology—2.2%
ASM International NV	1,024	644,136
ASML Holding NV	927	807,429
		1,451,565
PERU—0.8%
Financials—0.8%
Credicorp Ltd.	3,143	520,512
POLAND—2.1%
Consumer Staples—1.1%
Dino Polska SA(a)(b)	7,509	719,381
Industrials—1.0%
InPost SA(a)	41,360	664,025
Total Poland		1,383,406
SAUDI ARABIA—4.4%
Energy—1.4%
Saudi Arabian Oil Co.(b)	116,880	936,525

See accompanying Notes to Financial Statements.
20	2024 Semi-Annual Report

Statement of Investments  (concluded)
April 30, 2024 (Unaudited)
abrdn Emerging Markets ex-China Fund

Shares		Value
COMMON STOCKS (continued)
SAUDI ARABIA (continued)
Financials—3.0%
Al Rajhi Bank	48,316	$ 1,027,646
Saudi Tadawul Group Holding Co.	13,281	937,354
		1,965,000
Total Saudi Arabia		2,901,525
SOUTH AFRICA—0.7%
Financials—0.7%
Sanlam Ltd.	136,095	492,307
SOUTH KOREA—9.7%
Financials—1.8%
Shinhan Financial Group Co. Ltd.	34,943	1,173,990
Health Care—0.5%
Samsung Biologics Co. Ltd.(a)(b)	661	371,520
Industrials—4.4%
HD Korea Shipbuilding & Offshore Engineering Co. Ltd.(a)	10,397	981,648
Samsung C&T Corp.	9,481	1,022,367
Samsung E&A Co. Ltd.(a)	46,224	876,376
		2,880,391
Information Technology—3.0%
Samsung Electronics Co. Ltd., GDR(b)	1,472	1,709,118
Samsung Electronics Co. Ltd., Preferred Shares, GDR(b)	215	251,550
		1,960,668
Total South Korea		6,386,569
TAIWAN—20.9%
Consumer Discretionary—2.4%
Makalot Industrial Co. Ltd.	60,000	718,377
momo.com, Inc.	21,760	294,173
Poya International Co. Ltd.	37,441	573,612
		1,586,162
Information Technology—18.5%
Accton Technology Corp.	71,000	994,667
Chroma ATE, Inc.	170,000	1,380,691
Delta Electronics, Inc.	65,000	636,564
Globalwafers Co. Ltd., GDR(b)(c)	40,579	650,522
MediaTek, Inc.	20,000	603,023
Taiwan Semiconductor Manufacturing Co. Ltd.	330,000	7,901,439
		12,166,906
Total Taiwan		13,753,068
TURKEY—0.8%
Consumer Staples—0.8%
Coca-Cola Icecek AS	24,074	538,922
UNITED ARAB EMIRATES—1.6%
Consumer Discretionary—0.5%
Americana Restaurants International PLC(a)	363,345	330,981
Real Estate—0.1%
Aldar Properties PJSC	29,588	43,984
Utilities—1.0%
Emirates Central Cooling Systems Corp.	1,578,198	683,203
Total United Arab Emirates		1,058,168
Shares		Value

UNITED STATES—1.0%
Information Technology—1.0%
Globant SA(a)	3,758	$ 671,141
Total Common Stocks		60,982,100
PREFERRED STOCKS—6.3%
BRAZIL—1.4%
Financials—1.4%
Itausa SA	510,301	939,506
SOUTH KOREA—4.9%
Information Technology—4.9%
Samsung Electronics Co. Ltd.	69,394	3,240,082
Total Preferred Stocks		4,179,588
SHORT-TERM INVESTMENT—1.5%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 5.25%(d)	985,312	985,312
Total Short-Term Investment		985,312
Total Investments (Cost $60,511,163)(e)—100.4%		66,147,000
Liabilities in Excess of Other Assets—(0.4%)		(285,081)
Net Assets—100.0%		$65,861,919

(a)	Non-income producing security.
(b)	Denotes a security issued under Regulation S or Rule 144A.
(c)	The Fund’s adviser has deemed this security to be illiquid based upon procedures approved by the Board of Trustees. Illiquid securities held by the Fund represent 1.0% of net assets as of April 30, 2024.
(d)	Registered investment company advised by State Street Global Advisors. The rate shown is the 7 day yield as of April 30, 2024.
(e)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.

ADR	American Depositary Receipt
GDR	Global Depositary Receipt
PLC	Public Limited Company

See accompanying Notes to Financial Statements.
2024 Semi-Annual Report	21

abrdn Emerging Markets Fund  (Unaudited)

Average Annual Total Return (For the periods ended April 30, 2024)		Six Month[1]	1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC	11.58%	3.58%	(0.23%)	1.25%
	w/SC2	5.14%	(2.35%)	(1.41%)	0.65%
Class C	w/o SC	11.18%	2.94%	(0.76%)	0.67%
	w/SC3	10.18%	1.94%	(0.76%)	0.67%
Class R4	w/o SC	11.26%	3.25%	(0.42%)	1.01%
Institutional Service Class[4]	w/o SC	11.68%	3.86%	0.10%	1.53%
Institutional Class[4]	w/o SC	11.74%	3.97%	0.24%	1.69%
All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (NAV) per share and/or financial statement adjustments.
1	Not annualized.
2	A 5.75% front-end sales charge was deducted.
3	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when Class C shares are sold within the first year after purchase.
4	Not subject to any sales charges.
Performance of a $1,000,000 Investment*(as of April 30, 2024)
* Minimum initial investment
Comparative performance of $1,000,000 invested in Institutional Class shares of the abrdn Emerging Markets Fund, Morgan Stanley
Capital International (MSCI) Emerging Markets Index (Net Daily Total Return) and the U.S. Consumer Price Index (CPI) over a 10-year period ended April 30, 2024. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.
The MSCI Emerging Markets Index captures large- and mid-cap representation across 24 Emerging Markets (EM) countries. With 1,375 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country. EM countries in the Index are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Kuwait, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates. The MSCI Emerging Markets Index (Net Daily Total Return) is calculated net of withholding taxes to which the Fund is generally subject.
The CPI (U.S.) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.
22	2024 Semi-Annual Report

abrdn Emerging Markets Fund  (Unaudited)

Portfolio Summary (as a percentage of net assets)
April 30, 2024 (Unaudited)

Asset Allocation
Common Stocks	89.7%
Preferred Stocks	8.6%
Short-Term Investment	2.6%
Liabilities in Excess of Other Assets	(0.9%)
100.0%
The following table summarizes the composition of the Fund's portfolio, in S&P Global Industry Classification Standard (GICS) sectors. Industry allocation is shown below for any sector more than 25% of net assets.
Sectors
Information Technology	27.2%
Semiconductors & Semiconductor Equipment	14.9%
Technology Hardware, Storage & Peripherals	7.0%
IT Services	2.4%
Electronic Equipment, Instruments & Components	1.6%
Communications Equipment	1.3%
Financials	20.0%
Consumer Discretionary	12.0%
Industrials	8.9%
Communication Services	8.7%
Consumer Staples	6.2%
Materials	5.1%
Energy	3.8%
Utilities	2.6%
Real Estate	2.0%
Health Care	1.8%
Short-Term Investment	2.6%
Liabilities in Excess of Other Assets	(0.9%)
100.0%
Top Ten Holdings
Taiwan Semiconductor Manufacturing Co. Ltd.	11.0%
Samsung Electronics Co. Ltd.	7.0%
Tencent Holdings Ltd.	6.4%
Alibaba Group Holding Ltd.	3.5%
Power Grid Corp. of India Ltd.	2.6%
HDFC Bank Ltd.	2.5%
Southern Copper Corp.	2.2%
SBI Life Insurance Co. Ltd.	2.1%
TotalEnergies SE	2.0%
Midea Group Co. Ltd., A Shares (Stock Connect)	1.8%

Countries
China	23.1%
India	18.5%
Taiwan	14.9%
South Korea	11.8%
Mexico	7.6%
Brazil	4.8%
Indonesia	2.9%
Hong Kong	2.9%
Netherlands	2.4%
Saudi Arabia	2.3%
France	2.0%
Other, less than 2% each	5.1%
Short-Term Investment	2.6%
Liabilities in Excess of Other Assets	(0.9%)
100.0%

2024 Semi-Annual Report	23

Statement of Investments
April 30, 2024 (Unaudited)
abrdn Emerging Markets Fund

Shares		Value
COMMON STOCKS—89.7%
BRAZIL—3.2%
Consumer Discretionary—1.0%
MercadoLibre, Inc.(a)	10,528	$ 15,357,194
Consumer Staples—1.3%
Raia Drogasil SA	3,769,465	18,569,294
Energy—0.9%
PRIO SA	1,482,934	13,708,129
Total Brazil		47,634,617
CHINA—23.1%
Communication Services—6.4%
Tencent Holdings Ltd.	2,147,700	94,247,911
Consumer Discretionary—7.9%
Alibaba Group Holding Ltd.	5,506,600	51,558,630
ANTA Sports Products Ltd.	1,612,200	18,251,702
China Tourism Group Duty Free Corp. Ltd., A Shares (Stock Connect)(b)	427,082	4,381,827
China Tourism Group Duty Free Corp. Ltd., H Shares(c)	992,800	8,742,765
Midea Group Co. Ltd., A Shares (Stock Connect)(b)	2,821,711	27,137,040
Zhongsheng Group Holdings Ltd.	3,761,000	6,859,252
		116,931,216
Consumer Staples—1.8%
Kweichow Moutai Co. Ltd., A Shares (Stock Connect), A Shares (Stock Connect)(b)	114,906	26,940,081
Health Care—1.8%
Shenzhen Mindray Bio-Medical Electronics Co. Ltd., A Shares (Stock Connect)(b)	641,597	26,939,047
Industrials—3.4%
Contemporary Amperex Technology Co. Ltd., A Shares (Stock Connect)(b)	555,582	15,538,862
NARI Technology Co. Ltd., A Shares (Stock Connect)(b)	5,399,079	17,461,722
Sungrow Power Supply Co. Ltd., A Shares (Stock Connect)(b)	1,209,642	17,178,232
		50,178,816
Information Technology—0.5%
Maxscend Microelectronics Co. Ltd., A Shares (Stock Connect)(b)	553,488	6,896,045
Real Estate—1.3%
China Resources Land Ltd.	5,106,000	18,360,335
Total China		340,493,451
FRANCE—2.0%
Energy—2.0%
TotalEnergies SE	396,272	28,768,855
HONG KONG—2.9%
Consumer Discretionary—0.6%
Li Auto, Inc., A Shares(a)	656,800	8,605,326
Consumer Staples—0.7%
Budweiser Brewing Co. APAC Ltd.(c)	6,863,600	9,548,580
Financials—1.6%
AIA Group Ltd.	3,268,600	23,940,380
Total Hong Kong		42,094,286
Shares		Value

INDIA—18.5%
Communication Services—1.2%
Bharti Airtel Ltd.	1,087,970	$ 17,249,778
Consumer Discretionary—1.9%
Mahindra & Mahindra Ltd.	348,600	9,006,552
Maruti Suzuki India Ltd.	119,583	18,321,278
		27,327,830
Consumer Staples—1.2%
Hindustan Unilever Ltd.	650,276	17,393,086
Financials—7.1%
Cholamandalam Investment & Finance Co. Ltd.	743,760	10,658,366
HDFC Bank Ltd.	2,020,791	36,586,479
ICICI Bank Ltd.	1,953,762	26,917,275
SBI Life Insurance Co. Ltd.(c)	1,757,533	30,183,608
		104,345,728
Industrials—0.9%
Havells India Ltd.	697,168	13,893,346
Information Technology—1.5%
Tata Consultancy Services Ltd.	483,683	22,094,403
Materials—1.5%
UltraTech Cement Ltd.	190,314	22,695,738
Real Estate—0.6%
Godrej Properties Ltd.(a)	296,739	9,373,188
Utilities—2.6%
Power Grid Corp. of India Ltd.	10,819,726	39,024,346
Total India		273,397,443
INDONESIA—2.9%
Communication Services—1.1%
Telkom Indonesia Persero Tbk. PT	81,980,100	15,892,528
Financials—1.8%
Bank Negara Indonesia Persero Tbk. PT	42,147,300	13,560,340
Bank Rakyat Indonesia Persero Tbk. PT	45,598,344	13,802,779
		27,363,119
Total Indonesia		43,255,647
KAZAKHSTAN—1.8%
Financials—1.8%
Kaspi.KZ JSC, ADR	224,462	26,432,645
MEXICO—7.6%
Consumer Staples—1.2%
Fomento Economico Mexicano SAB de CV, ADR	153,741	18,089,166
Financials—1.5%
Grupo Financiero Banorte SAB de CV, Class O	2,288,936	22,703,968
Industrials—1.3%
Grupo Aeroportuario del Sureste SAB de CV, B Shares	551,633	18,995,567
Materials—3.6%
Grupo Mexico SAB de CV	3,288,182	20,319,423
Southern Copper Corp.	279,920	32,658,266
		52,977,689
Total Mexico		112,766,390

See accompanying Notes to Financial Statements.
24	2024 Semi-Annual Report

Statement of Investments  (concluded)
April 30, 2024 (Unaudited)
abrdn Emerging Markets Fund

Shares		Value
COMMON STOCKS (continued)
NETHERLANDS—2.4%
Information Technology—2.4%
ASM International NV	36,072	$ 22,690,691
ASML Holding NV	15,119	13,168,841
		35,859,532
PERU—0.7%
Financials—0.7%
Credicorp Ltd.	64,566	10,692,775
RUSSIA—0.0%
Energy—0.0%
LUKOIL PJSC, ADR(a)(d)(e)	625,991	–
Novatek PJSC(d)(e)	3,278,243	–
		–
Financials—0.0%
Sberbank of Russia PJSC(d)(e)	6,211,074	–
Total Russia		–
SAUDI ARABIA—2.3%
Energy—0.9%
Saudi Arabian Oil Co.(c)	1,777,134	14,239,661
Financials—1.4%
Al Rajhi Bank	953,890	20,288,532
Total Saudi Arabia		34,528,193
SOUTH AFRICA—1.0%
Financials—1.0%
Sanlam Ltd.	4,141,913	14,982,873
SOUTH KOREA—4.8%
Financials—1.5%
Shinhan Financial Group Co. Ltd.	639,286	21,478,272
Industrials—3.3%
HD Korea Shipbuilding & Offshore Engineering Co. Ltd.(a)	186,568	17,615,088
Samsung C&T Corp.	135,061	14,564,072
Samsung E&A Co. Ltd.(a)	871,295	16,519,158
		48,698,318
Total South Korea		70,176,590
TAIWAN—14.9%
Information Technology—14.9%
Accton Technology Corp.	1,349,000	18,898,670
Delta Electronics, Inc.	1,618,000	15,845,546
MediaTek, Inc.	716,000	21,588,238
Taiwan Semiconductor Manufacturing Co. Ltd.	6,801,017	162,841,880
		219,174,334
UNITED ARAB EMIRATES—0.7%
Consumer Discretionary—0.6%
Americana Restaurants International PLC(a)	10,432,492	9,503,245
Real Estate—0.1%
Aldar Properties PJSC	615,410	914,846
Total United Arab Emirates		10,418,091
UNITED STATES—0.9%
Information Technology—0.9%
Globant SA(a)	70,300	12,554,877
Total Common Stocks		1,323,230,599
Shares		Value
PREFERRED STOCKS—8.6%
BRAZIL—1.6%
Financials—1.6%
Itausa SA	12,888,030	$ 23,727,914
SOUTH KOREA—7.0%
Information Technology—7.0%
Samsung Electronics Co. Ltd.	2,187,976	102,159,000
Total Preferred Stocks		125,886,914
SHORT-TERM INVESTMENT—2.6%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 5.25%(f)	38,491,587	38,491,587
Total Short-Term Investment		38,491,587
Total Investments (Cost $1,425,525,637)(g)—100.9%		1,487,609,100
Liabilities in Excess of Other Assets—(0.9%)		(12,541,996)
Net Assets—100.0%		$1,475,067,104
Amounts listed as “–” are $0 or round to $0.
(a)	Non-income producing security.
(b)	China A Shares. These shares are issued in local currency, traded in the local stock markets and are held through either a Qualified Foreign Institutional Investor (QFII) license or the Shanghai or Shenzhen Hong-Kong Stock Connect program.
(c)	Denotes a security issued under Regulation S or Rule 144A.
(d)	The Fund’s adviser has deemed this security to be illiquid based upon procedures approved by the Board of Trustees. Illiquid securities held by the Fund represent 0.0% of net assets as of April 30, 2024.
(e)	Level 3 security. See Note 2(a) of the accompanying Notes to Financial Statements.
(f)	Registered investment company advised by State Street Global Advisors. The rate shown is the 7 day yield as of April 30, 2024.
(g)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.

ADR	American Depositary Receipt
PLC	Public Limited Company

See accompanying Notes to Financial Statements.
2024 Semi-Annual Report	25

abrdn Emerging Markets Sustainable Leaders Fund  (Unaudited)

Average Annual Total Return[1] (For the periods ended April 30, 2024)		Six Month[2]	1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC	11.94%	3.02%	(0.29%)	(0.12%)
	w/SC3	5.52%	(2.88%)	(1.46%)	(0.71%)
Class C	w/o SC	11.59%	2.37%	(0.90%)	(0.78%)
	w/SC4	10.59%	1.37%	(0.90%)	(0.78%)
Class R5	w/o SC	11.70%	2.63%	(0.56%)	(0.40%)
Institutional Service Class[5]	w/o SC	12.08%	3.41%	0.03%	0.17%
Institutional Class[5]	w/o SC	12.12%	3.42%	0.10%	0.24%
All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (NAV) per share and/or financial statement adjustments.
1	The Fund changed its investment strategy effective December 1, 2020. Performance information for periods prior to December 1, 2020 does not reflect the Fund's current investment strategy. In connection with the change in investment strategy, the Fund changed its name from Aberdeen International Equity Fund to Aberdeen Emerging Markets Sustainable Leaders Fund. Please consult the Fund’s prospectus for more detail.
2	Not annualized.
3	A 5.75% front-end sales charge was deducted.
4	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when Class C shares are sold within the first year after purchase.
5	Not subject to any sales charges.
Performance of a $10,000 Investment*(as of April 30, 2024)
* Class A Minimum initial investment
Comparative performance of $10,000 invested in Class A shares of the abrdn Emerging Markets Sustainable Leaders Fund which includes the maximum sales charge applicable to Class A shares, the Morgan Stanley Capital International (MSCI) Emerging Markets Index (Net Daily Total Return) and the U.S. Consumer Price Index (CPI) over a 10-year period ended April 30, 2024. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.
The MSCI Emerging Markets Index captures large- and mid-cap representation across 24 Emerging Markets (EM) countries. With 1,375 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country. EM countries in the Index are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Kuwait, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates. The MSCI Emerging Markets Index (Net Daily Total Return) is calculated net of withholding taxes to which the Fund is generally subject.
The CPI (U.S.) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.
26	2024 Semi-Annual Report

abrdn Emerging Markets Sustainable Leaders Fund  (Unaudited)

Portfolio Summary (as a percentage of net assets)
April 30, 2024 (Unaudited)

Asset Allocation
Common Stocks	89.8%
Preferred Stocks	8.3%
Short-Term Investment	1.5%
Other Assets in Excess of Liabilities	0.4%
100.0%
The following table summarizes the composition of the Fund's portfolio, in S&P Global Industry Classification Standard (GICS) sectors. Industry allocation is shown below for any sector more than 25% of net assets.
Sectors
Information Technology	30.0%
Semiconductors & Semiconductor Equipment	15.6%
Technology Hardware, Storage & Peripherals	7.3%
Electronic Equipment, Instruments & Components	2.4%
IT Services	2.2%
Communications Equipment	1.4%
Software	1.1%
Financials	21.1%
Consumer Discretionary	9.9%
Industrials	9.0%
Communication Services	8.0%
Consumer Staples	6.3%
Utilities	5.3%
Real Estate	4.2%
Materials	2.7%
Health Care	1.6%
Short-Term Investment	1.5%
Assets in Excess of Other Liabilities	0.4%
100.0%
Top Ten Holdings
Taiwan Semiconductor Manufacturing Co. Ltd.	10.5%
Samsung Electronics Co. Ltd.	7.3%
Tencent Holdings Ltd.	5.8%
Power Grid Corp. of India Ltd.	3.9%
Alibaba Group Holding Ltd.	3.6%
HDFC Bank Ltd.	2.6%
Al Rajhi Bank	2.1%
Chroma ATE, Inc.	2.0%
SBI Life Insurance Co. Ltd.	2.0%
Kaspi.KZ JSC, GDR	1.9%

Countries
China	22.9%
India	17.0%
Taiwan	15.6%
South Korea	9.8%
Brazil	6.3%
Indonesia	3.7%
Netherlands	3.4%
Mexico	3.4%
Hong Kong	3.2%
Poland	2.4%
Saudi Arabia	2.1%
Other, less than 2% each	8.3%
Short-Term Investment	1.5%
Assets in Excess of Other Liabilities	0.4%
100.0%

2024 Semi-Annual Report	27

Statement of Investments
April 30, 2024 (Unaudited)
abrdn Emerging Markets Sustainable Leaders Fund

Shares		Value
COMMON STOCKS—89.8%
AUSTRIA—0.8%
Materials—0.8%
Mondi PLC	28,320	$ 540,016
BRAZIL—5.3%
Consumer Discretionary—1.4%
MercadoLibre, Inc.(a)	668	974,412
Consumer Staples—2.3%
Adecoagro SA	65,721	713,073
Raia Drogasil SA	189,735	934,680
		1,647,753
Real Estate—0.9%
Multiplan Empreendimentos Imobiliarios SA	136,267	600,692
Utilities—0.7%
Equatorial Energia SA	84,323	496,753
Total Brazil		3,719,610
CANADA—1.9%
Materials—1.9%
Capstone Copper Corp.(a)	188,470	1,304,703
CHILE—1.4%
Financials—0.7%
Banco Santander Chile, ADR	25,577	459,874
Industrials—0.7%
Sociedad Quimica y Minera de Chile SA, ADR	11,503	525,572
Total Chile		985,446
CHINA—22.9%
Communication Services—5.8%
Tencent Holdings Ltd.	92,600	4,063,583
Consumer Discretionary—7.9%
Alibaba Group Holding Ltd.	270,900	2,536,453
China Tourism Group Duty Free Corp. Ltd., H Shares(b)	37,700	331,993
Midea Group Co. Ltd., A Shares (Stock Connect)(c)	132,029	1,269,753
Tongcheng Travel Holdings Ltd.(b)	415,600	1,093,809
Zhongsheng Group Holdings Ltd.	156,500	285,422
		5,517,430
Health Care—1.6%
Shenzhen Mindray Bio-Medical Electronics Co. Ltd., A Shares (Stock Connect)(c)	25,931	1,088,778
Industrials—4.8%
Centre Testing International Group Co. Ltd., A Shares (Stock Connect)(c)	253,180	437,991
Contemporary Amperex Technology Co. Ltd., A Shares (Stock Connect)(c)	41,460	1,159,579
NARI Technology Co. Ltd., A Shares (Stock Connect)(c)	206,819	668,895
Sungrow Power Supply Co. Ltd., A Shares (Stock Connect)(c)	77,800	1,104,844
		3,371,309
Information Technology—1.5%
Glodon Co. Ltd., A Shares (Stock Connect)(c)	159,656	248,298
Shares		Value

Hundsun Technologies, Inc., A Shares (Stock Connect)(c)	186,926	$ 528,075
Maxscend Microelectronics Co. Ltd., A Shares (Stock Connect)(c)	24,400	304,006
		1,080,379
Real Estate—1.3%
KE Holdings, Inc., A Shares(c)	173,000	884,768
Total China		16,006,247
HONG KONG—3.2%
Consumer Discretionary—0.6%
Li Auto, Inc., A Shares(a)	33,400	437,604
Financials—2.6%
AIA Group Ltd.	150,500	1,102,315
Hong Kong Exchanges & Clearing Ltd.	22,700	721,279
		1,823,594
Total Hong Kong		2,261,198
INDIA—17.0%
Communication Services—1.1%
Bharti Airtel Ltd.	49,165	779,512
Consumer Staples—1.4%
Hindustan Unilever Ltd.	36,086	965,201
Financials—6.8%
Cholamandalam Investment & Finance Co. Ltd.	25,374	363,619
HDFC Bank Ltd.	98,048	1,775,162
ICICI Bank Ltd.	87,769	1,209,207
SBI Life Insurance Co. Ltd.(b)	79,618	1,367,347
		4,715,335
Industrials—1.1%
Havells India Ltd.	36,846	734,277
Information Technology—1.7%
Tata Consultancy Services Ltd.	26,301	1,201,417
Real Estate—1.0%
Godrej Properties Ltd.(a)	22,559	712,578
Utilities—3.9%
Power Grid Corp. of India Ltd.	763,503	2,753,785
Total India		11,862,105
INDONESIA—3.7%
Communication Services—1.1%
Telkom Indonesia Persero Tbk. PT	3,897,200	755,505
Financials—1.9%
Bank Negara Indonesia Persero Tbk. PT	2,057,300	661,909
Bank Rakyat Indonesia Persero Tbk. PT	2,168,900	656,534
		1,318,443
Utilities—0.7%
ReNew Energy Global PLC, Class A(a)	88,889	501,334
Total Indonesia		2,575,282
KAZAKHSTAN—1.9%
Financials—1.9%
Kaspi.KZ JSC, GDR(b)(d)	12,380	1,347,761
MEXICO—3.4%
Consumer Staples—1.7%
Fomento Economico Mexicano SAB de CV, ADR	10,002	1,176,835

See accompanying Notes to Financial Statements.
28	2024 Semi-Annual Report

Statement of Investments  (concluded)
April 30, 2024 (Unaudited)
abrdn Emerging Markets Sustainable Leaders Fund

Shares		Value
COMMON STOCKS (continued)
MEXICO (continued)
Financials—1.7%
Grupo Financiero Banorte SAB de CV, Class O	122,426	$ 1,214,344
Total Mexico		2,391,179
NETHERLANDS—3.4%
Information Technology—3.4%
ASM International NV	1,971	1,239,836
ASML Holding NV	1,332	1,160,189
		2,400,025
PHILIPPINES—0.9%
Real Estate—0.9%
Ayala Land, Inc.	1,191,400	590,602
POLAND—2.4%
Consumer Staples—0.9%
Dino Polska SA(a)(b)	6,214	595,317
Industrials—1.5%
InPost SA(a)	66,437	1,066,630
Total Poland		1,661,947
SAUDI ARABIA—2.1%
Financials—2.1%
Al Rajhi Bank	69,782	1,484,211
SOUTH AFRICA—0.8%
Financials—0.8%
Sanlam Ltd.	158,247	572,440
SOUTH KOREA—2.5%
Financials—1.6%
Shinhan Financial Group Co. Ltd.	32,258	1,083,781
Industrials—0.9%
Samsung C&T Corp.	5,991	646,029
Total South Korea		1,729,810
TAIWAN—15.6%
Information Technology—15.6%
Accton Technology Corp.	71,000	994,667
Chroma ATE, Inc.	170,000	1,380,690
MediaTek, Inc.	41,000	1,236,198
Taiwan Semiconductor Manufacturing Co. Ltd.	306,000	7,326,789
		10,938,344
UNITED ARAB EMIRATES—0.1%
Real Estate—0.1%
Aldar Properties PJSC	19,992	29,719
UNITED STATES—0.5%
Information Technology—0.5%
Globant SA(a)	2,087	372,717
Total Common Stocks		62,773,362
PREFERRED STOCKS—8.3%
BRAZIL—1.0%
Financials—1.0%
Itausa SA	395,782	728,667
SOUTH KOREA—7.3%
Information Technology—7.3%
Samsung Electronics Co. Ltd.	109,061	5,092,178
Total Preferred Stocks		5,820,845
Shares		Value
SHORT-TERM INVESTMENT—1.5%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 5.25%(e)	1,043,458	$ 1,043,458
Total Short-Term Investment		1,043,458
Total Investments (Cost $75,603,662)(f)—99.6%		69,637,665
Other Assets in Excess of Liabilities—0.4%		292,361
Net Assets—100.0%		$69,930,026

(a)	Non-income producing security.
(b)	Denotes a security issued under Regulation S or Rule 144A.
(c)	China A Shares. These shares are issued in local currency, traded in the local stock markets and are held through either a Qualified Foreign Institutional Investor (QFII) license or the Shanghai or Shenzhen Hong-Kong Stock Connect program.
(d)	The Fund’s adviser has deemed this security to be illiquid based upon procedures approved by the Board of Trustees. Illiquid securities held by the Fund represent 1.9% of net assets as of April 30, 2024.
(e)	Registered investment company advised by State Street Global Advisors. The rate shown is the 7 day yield as of April 30, 2024.
(f)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.

ADR	American Depositary Receipt
GDR	Global Depositary Receipt
PLC	Public Limited Company

See accompanying Notes to Financial Statements.
2024 Semi-Annual Report	29

abrdn Focused U.S. Small Cap Equity Fund  (Unaudited)

Average Annual Total Return[1] (For the periods ended April 30, 2024)		Six Month[2]	1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC	20.46%	10.88%	8.24%	7.25%
	w/SC3	13.46%	4.43%	6.96%	6.62%
Class R4	w/o SC	20.29%	10.46%	7.93%	6.90%
Institutional Service Class[4]	w/o SC	20.53%	11.08%	8.43%	7.43%
Institutional Class[4]	w/o SC	20.79%	11.26%	8.63%	7.62%
All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (NAV) per share and/or financial statement adjustments.
1	The Fund changed its investment strategies effective February 29, 2024. Performance information for periods prior to February 29, 2024 does not reflect the Fund's current investment strategy. In connection with the change in investment strategy, the Fund changed its name from abrdn U.S. Sustainable Leaders Smaller Companies Fund to abrdn Focused U.S. Small Cap Equity Fund. In addition, the Fund changed its investment strategies effective December 1, 2020. Performance information for periods prior to December 1, 2020 does not reflect the current investment strategy. In connection with the change in investment strategy, the Fund changed its name from Aberdeen Focused U.S. Equity Fund to abrdn U.S. Sustainable Leaders Smaller Companies Fund. The Fund changed its investment strategies effective November 15, 2017. Performance information for periods prior to November 15, 2017 does not reflect the current investment strategy. Please consult the Fund’s prospectus for more detail.
2	Not annualized.
3	A 5.75% front-end sales charge was deducted.
4	Not subject to any sales charges.
Performance of a $10,000 Investment*(as of April 30, 2024)
* Class A Minimum initial investment
Comparative performance of $10,000 invested in Class A shares of the abrdn Focused U.S. Small Cap Equity Fund which includes the maximum sales charge applicable to Class A shares, the Russell 3000® Index, the Russell 2000® Index, the Russell 2500® Index and the Consumer Price Index (CPI) over a 10-year period ended April 30, 2024. Effective February 29, 2024, in anticipation of new regulatory requirements, the Fund’s broad-based securities market index has changed from the Russell 2500® Index to the Russell 3000® Index in the Fund’s total return table. Also effective February 29, 2024, the Russell 2000® Index became the Fund’s secondary benchmark to reflect the change in the Fund’s investment strategy. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.
The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 96% of the investable U.S. equity market. The Russell 3000® Index is constructed to provide a comprehensive, unbiased, and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are included.
The Russell 2000® Index measures performance of the small-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and it represents approximately 7% of the U.S. market. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000® Index is constructed to provide a comprehensive and unbiased barometer for the small-cap segment and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set.
The Russell 2500® Index measures the performance of the small to mid-cap segment of the US equity universe, commonly referred to as “smid” cap. The Russell 2500® Index is a subset of the Russell 3000® Index. It includes approximately 2,500 of the smallest securities based on a combination of their market cap and current index membership.
The CPI (U.S.) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market
30	2024 Semi-Annual Report

abrdn Focused U.S. Small Cap Equity Fund  (Unaudited)  (continued)

risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.
2024 Semi-Annual Report	31

abrdn Focused U.S. Small Cap Equity Fund  (Unaudited)

Portfolio Summary (as a percentage of net assets)
April 30, 2024 (Unaudited)

Asset Allocation
Common Stocks	97.6%
Short-Term Investment	2.4%
Liabilities in Excess of Other Assets	(0.0%)
100.0%
The following table summarizes the composition of the Fund's portfolio, in S&P Global Industry Classification Standard (GICS) sectors. Industry allocation is shown below for any sector more than 25% of net assets.
Sectors
Industrials	19.9%
Financials	17.7%
Health Care	15.1%
Information Technology	14.5%
Consumer Discretionary	13.4%
Materials	5.3%
Energy	5.1%
Consumer Staples	2.4%
Real Estate	2.2%
Communication Services	2.0%
Short-Term Investment	2.4%
Liabilities in Excess of Other Assets	(0.0%)
100.0%
Top Ten Holdings
Q2 Holdings, Inc.	4.1%
WSFS Financial Corp.	3.7%
Boot Barn Holdings, Inc.	3.7%
Wintrust Financial Corp.	3.6%
Integer Holdings Corp.	3.2%
Seacoast Banking Corp. of Florida	3.0%
Cohu, Inc.	3.0%
TMX Group Ltd.	2.9%
Enpro, Inc.	2.9%
SM Energy Co.	2.9%

Countries
United States	88.2%
Canada	7.3%
India	2.1%
Short-Term Investment	2.4%
Liabilities in Excess of Other Assets	(0.0%)
100.0%

32	2024 Semi-Annual Report

Statement of Investments
April 30, 2024 (Unaudited)
abrdn Focused U.S. Small Cap Equity Fund

Shares		Value
COMMON STOCKS—97.6%
CANADA—7.3%
Consumer Discretionary—2.6%
Aritzia, Inc.(a)	12,324	$ 319,055
Financials—2.9%
TMX Group Ltd.	13,866	367,135
Industrials—1.8%
ATS Corp.(a)	6,744	221,869
Total Canada		908,059
INDIA—2.1%
Industrials—2.1%
WNS Holdings Ltd.(a)	6,185	259,213
UNITED STATES—88.2%
Communication Services—2.0%
Integral Ad Science Holding Corp.(a)	25,741	246,856
Consumer Discretionary—10.8%
Boot Barn Holdings, Inc.(a)	4,296	457,395
Brinker International, Inc.(a)	6,196	332,106
Steven Madden Ltd.	6,696	270,585
Stride, Inc.(a)	4,402	293,833
		1,353,919
Consumer Staples—2.4%
Vita Coco Co., Inc.(a)	12,496	302,903
Energy—5.1%
ChampionX Corp.	8,277	277,859
SM Energy Co.	7,465	361,978
		639,837
Financials—14.8%
Donnelley Financial Solutions, Inc.(a)	5,081	318,985
PJT Partners, Inc., Class A	2,456	232,067
Seacoast Banking Corp. of Florida	16,381	377,910
Wintrust Financial Corp.	4,676	451,889
WSFS Financial Corp.	10,851	463,663
		1,844,514
Health Care—15.1%
Alphatec Holdings, Inc.(a)	27,644	348,867
Amicus Therapeutics, Inc.(a)	34,819	347,842
Integer Holdings Corp.(a)	3,572	398,742
Ligand Pharmaceuticals, Inc.(a)	3,052	213,304
Merit Medical Systems, Inc.(a)	4,821	357,236
Pacira BioSciences, Inc.(a)	8,614	226,118
		1,892,109
Industrials—16.0%
Atkore, Inc.	1,968	344,990
AZEK Co., Inc.(a)	6,800	310,352
Casella Waste Systems, Inc., Class A(a)	3,927	355,001
Enpro, Inc.	2,430	364,816
H&E Equipment Services, Inc.	5,866	283,269
Parsons Corp.(a)	4,364	342,618
		2,001,046
Information Technology—14.5%
Cohu, Inc.(a)	12,268	371,966
Onto Innovation, Inc.(a)	1,786	331,285
Perficient, Inc.(a)	5,010	236,773
Shares		Value

Q2 Holdings, Inc.(a)	9,867	$ 507,065
Workiva, Inc.(a)	4,570	360,116
		1,807,205
Materials—5.3%
Graphic Packaging Holding Co.	13,584	351,146
Materion Corp.	2,709	311,373
		662,519
Real Estate—2.2%
Terreno Realty Corp., REIT	5,069	275,500
Total United States		11,026,408
Total Common Stocks		12,193,680
SHORT-TERM INVESTMENT—2.4%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 5.25%(b)	303,504	303,504
Total Short-Term Investment		303,504
Total Investments (Cost $12,550,283)(c)—100.0%		12,497,184
Liabilities in Excess of Other Assets—(0.0%)		(141)
Net Assets—100.0%		$12,497,043

(a)	Non-income producing security.
(b)	Registered investment company advised by State Street Global Advisors. The rate shown is the 7 day yield as of April 30, 2024.
(c)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.

REIT	Real Estate Investment Trust

See accompanying Notes to Financial Statements.
2024 Semi-Annual Report	33

abrdn Global Equity Impact Fund  (Unaudited)

Average Annual Total Return[1] (For the periods ended April 30, 2024)[2]		Six Month[3]	1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC	13.67%	0.66%	6.82%	3.39%
	w/SC4	7.13%	(5.14%)	5.56%	2.77%
Institutional Class[5]	w/o SC	13.90%	0.97%	7.11%	3.65%
All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (NAV) per share and/or financial statement adjustments.
1	Returns prior to December 3, 2021 reflect the performance of a predecessor fund (the “Predecessor Fund”). Returns of the Predecessor Fund have not been adjusted to reflect the expenses applicable to the respective classes. The Fund and the Predecessor Fund have substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.
2	Performance shown for periods after February 1, 2017 reflect the Fund’s receipt of payment from some European jurisdictions related to prior years in accordance with European Union law under Article 63 of the Treaty on the Functioning of the European Union (the “Article 63 EU Tax Reclaims”). The receipt of these extraordinary payments and accrual of anticipated payments increased the Fund’s performance for all periods that include February 2017, October 2017, August 2018, February 2019, September 2019, June 2022, and October 2022 in a manner that may not recur in the future, and the Fund’s performance was significantly higher than it would have been absent receipt of the Article 63 EU Tax Reclaims. At the time of receipt or accrual of the income and related taxes, including any adjustment in taxes previously estimated for similar payments, those payments and accruals resulted in an increase in net assets of approximately 3.1%, 0.3%, 0.9% and 2.1%, in 2017, 2018, 2019 and 2022, respectively. Past returns would have been higher had the Fund not originally paid the withholding taxes that relate to the EU reclaims that are now being returned. There can be no assurance that the Fund will receive additional Article 63 EU Tax Reclaim payments or maintain this level of performance in the future.
3	Not annualized.
4	A 5.75% front-end sales charge was deducted.
5	Not subject to any sales charges.
Performance of a $10,000 Investment*(as of April 30, 2024)
* Class A Minimum initial investment
Comparative performance of $10,000 invested in Class A shares of the abrdn Global Equity Impact Fund which includes the maximum sales charge applicable to Class A shares, Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) (Net Daily Total Return) and the U.S. Consumer Price Index (CPI) over a 10-year period ended April 30, 2024. Unlike the Fund’s returns, the returns for these unmanaged indexes do not reflect any fees or expenses Investors cannot invest directly in market indexes.
The MSCI ACWI Index, MSCI’s flagship global equity index, is designed to represent performance of the full opportunity set of large- and mid-cap stocks across 23 Developed Markets ("DM") countries and 24 Emerging Markets ("EM") countries. As of April 30, 2024, it covers more than 2,837 constituents across 11 sectors and approximately 85% of the free float-adjusted market capitalization in each market. DM countries in the Index are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the UK and the US. EM countries in the Index are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Kuwait, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates. The MSCI ACWI Index (Net Daily Total Return) is calculated net of withholding taxes to which the Fund is generally subject.
The CPI (U.S.) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.
34	2024 Semi-Annual Report

abrdn Global Equity Impact Fund  (Unaudited)

Portfolio Summary (as a percentage of net assets)
April 30, 2024 (Unaudited)

Asset Allocation
Common Stocks	100.4%
Short-Term Investment	2.1%
Liabilities in Excess of Other Assets	(2.5%)
100.0%
The following table summarizes the composition of the Fund's portfolio, in S&P Global Industry Classification Standard (GICS) sectors. Industry allocation is shown below for any sector more than 25% of net assets.
Sectors
Industrials	38.7%
Commercial Services & Supplies	10.9%
Electrical Equipment	10.0%
Building Products	6.7%
Life Sciences Tools & Services	5.1%
Professional Services	4.5%
Construction & Engineering	1.5%
Health Care	21.6%
Information Technology	9.6%
Financials	8.7%
Utilities	7.8%
Real Estate	5.7%
Consumer Discretionary	3.6%
Materials	3.0%
Consumer Staples	1.7%
Short-Term Investment	2.1%
Liabilities in Excess of Other Assets	(2.5%)
100.0%
Top Ten Holdings
Tetra Tech, Inc.	6.2%
UnitedHealth Group, Inc.	4.9%
Merck & Co., Inc.	4.8%
RELX PLC	4.5%
ASML Holding NV	4.5%
Westinghouse Air Brake Technologies Corp.	4.2%
NextEra Energy, Inc.	3.7%
Novo Nordisk AS	3.4%
AstraZeneca PLC	3.3%
Gentera SAB de CV	3.2%

Countries
United States	55.4%
United Kingdom	9.1%
Denmark	5.8%
Netherlands	4.5%
Indonesia	4.1%
Mexico	3.2%
Switzerland	3.0%
Taiwan	2.9%
China	2.8%
Brazil	2.3%
Ireland	2.3%
Other, less than 2% each	5.0%
Short-Term Investment	2.1%
Liabilities in Excess of Other Assets	(2.5%)
100.0%

2024 Semi-Annual Report	35

Statement of Investments
April 30, 2024 (Unaudited)
abrdn Global Equity Impact Fund

Shares		Value
COMMON STOCKS—100.4%
BRAZIL—2.3%
Consumer Discretionary—1.4%
MercadoLibre, Inc.(a)	411	$ 599,526
Financials—0.9%
Banco Bradesco SA	167,543	398,804
Total Brazil		998,330
CANADA—1.5%
Industrials—1.5%
WSP Global, Inc.	4,200	637,299
CHINA—2.8%
Financials—1.2%
Ping An Insurance Group Co. of China Ltd., H Shares	113,500	514,391
Health Care—1.6%
Shenzhen Mindray Bio-Medical Electronics Co. Ltd., A Shares (Stock Connect)	16,400	688,595
Total China		1,202,986
DENMARK—5.8%
Health Care—3.4%
Novo Nordisk AS, Class B	11,404	1,462,474
Industrials—2.4%
Vestas Wind Systems AS(a)	38,380	1,028,531
Total Denmark		2,491,005
INDONESIA—4.1%
Financials—2.0%
Bank Rakyat Indonesia Persero Tbk. PT	2,747,095	831,556
Health Care—1.2%
Medikaloka Hermina Tbk. PT(b)	6,700,500	525,408
Utilities—0.9%
ReNew Energy Global PLC, Class A(a)	70,419	397,163
Total Indonesia		1,754,127
IRELAND—2.3%
Industrials—2.3%
Kingspan Group PLC	10,957	974,599
ISRAEL—0.9%
Industrials—0.9%
Kornit Digital Ltd.(a)	25,830	398,040
JAPAN—0.9%
Consumer Discretionary—0.9%
LITALICO, Inc.	32,300	373,514
MEXICO—3.2%
Financials—3.2%
Gentera SAB de CV	865,765	1,388,802
NETHERLANDS—4.5%
Information Technology—4.5%
ASML Holding NV	2,213	1,927,551
SOUTH AFRICA—1.7%
Consumer Staples—1.7%
Clicks Group Ltd.	46,743	724,021
SWITZERLAND—3.0%
Materials—3.0%
DSM-Firmenich AG	11,644	1,305,927
Shares		Value

TAIWAN—2.9%
Industrials—1.2%
Voltronic Power Technology Corp.	10,610	$ 502,036
Information Technology—1.7%
Sinbon Electronics Co. Ltd.	85,000	732,171
Total Taiwan		1,234,207
UNITED KINGDOM—9.1%
Health Care—3.3%
AstraZeneca PLC	9,316	1,409,034
Industrials—4.5%
RELX PLC	47,613	1,956,269
Utilities—1.3%
SSE PLC	26,579	552,482
Total United Kingdom		3,917,785
UNITED STATES—55.4%
Consumer Discretionary—1.3%
Coursera, Inc.(a)	54,015	552,033
Financials—1.4%
Remitly Global, Inc.(a)	33,464	596,663
Health Care—12.1%
Insulet Corp.(a)	6,128	1,053,648
Merck & Co., Inc.	15,942	2,060,025
UnitedHealth Group, Inc.	4,354	2,106,030
		5,219,703
Industrials—25.9%
Advanced Drainage Systems, Inc.	7,016	1,101,512
Carlisle Cos., Inc.	1,985	770,676
Hubbell, Inc.	3,514	1,302,007
MSA Safety, Inc.	4,674	843,190
NEXTracker, Inc., Class A(a)	7,546	322,894
Schneider Electric SE	5,137	1,171,305
Tetra Tech, Inc.	13,624	2,652,865
Veralto Corp.	12,253	1,147,861
Westinghouse Air Brake Technologies Corp.	11,362	1,830,191
		11,142,501
Information Technology—3.4%
Analog Devices, Inc.	4,464	895,523
Autodesk, Inc.(a)	2,663	566,820
		1,462,343
Real Estate—5.7%
Equinix, Inc., REIT	1,772	1,260,087
Prologis, Inc., REIT	11,763	1,200,414
		2,460,501
Utilities—5.6%
American Water Works Co., Inc.	6,569	803,520
NextEra Energy, Inc.	23,940	1,603,262
		2,406,782
Total United States		23,840,526
Total Common Stocks		43,168,719

See accompanying Notes to Financial Statements.
36	2024 Semi-Annual Report

Statement of Investments  (concluded)
April 30, 2024 (Unaudited)
abrdn Global Equity Impact Fund

Shares		Value
SHORT-TERM INVESTMENT—2.1%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 5.25%(c)	896,853	$ 896,853
Total Short-Term Investment		896,853
Total Investments (Cost $40,482,353)(d)—102.5%		44,065,572
Liabilities in Excess of Other Assets—(2.5%)		(1,066,600)
Net Assets—100.0%		$42,998,972

(a)	Non-income producing security.
(b)	Denotes a security issued under Regulation S or Rule 144A.
(c)	Registered investment company advised by State Street Global Advisors. The rate shown is the 7 day yield as of April 30, 2024.
(d)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.

PLC	Public Limited Company
REIT	Real Estate Investment Trust

See accompanying Notes to Financial Statements.
2024 Semi-Annual Report	37

abrdn Global Infrastructure Fund  (Unaudited)

Average Annual Total Return[1] (For the periods ended April 30, 2024)		Six Month[2]	1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC	14.42%	0.52%	5.23%	5.31%
	w/SC3	7.83%	(5.27%)	3.99%	4.69%
Institutional Class[4]	w/o SC	14.57%	0.76%	5.49%	5.58%
All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (NAV) per share and/or financial statement adjustments.
1	Returns prior to May 7, 2018 reflect the performance of a predecessor fund (the “Predecessor Fund”). Returns of the Predecessor Fund have not been adjusted to reflect the expenses applicable to the respective classes. The Fund and the Predecessor Fund have substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.
2	Not annualized.
3	A 5.75% front-end sales charge was deducted.
4	Not subject to any sales charges.
Performance of a $1,000,000 Investment*(as of April 30, 2024)
* Minimum initial investment
Comparative performance of $1,000,000 invested in Institutional Class shares of the abrdn Global Infrastructure Fund, Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) (Net Daily Total Return), S&P Global Infrastructure Index (Net Total Return) and the U.S. Consumer Price Index (CPI) over a 10-year period ended April 30, 2024. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses or sales charges. Investors cannot invest directly in market indexes.
The MSCI ACWI Index, MSCI’s flagship global equity index, is designed to represent performance of the full opportunity set of large- and mid-cap stocks across 23 Developed Markets ("DM") countries and 24 Emerging Markets ("EM") countries. As of April 30, 2024, it covers more than 2,837 constituents across 11 sectors and approximately 85% of the free float-adjusted market capitalization in each market. DM countries in the Index are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the UK and the US. EM countries in the Index are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Kuwait, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates. The MSCI ACWI Index (Net Daily Total Return) is calculated net of withholding taxes to which the Fund is generally subject.
S&P Global Infrastructure Index is a total return index that is designed to track 75 companies from around the world chosen to represent the listed infrastructure industry while maintaining liquidity and tradability. To create diversified exposure, the index includes three distinct infrastructure clusters: energy, transportation, and utilities. Net Total Return (NTR) indexes include reinvestments of all dividends minus taxes. The S&P Global Infrastructure (Net Total Return) is calculated net of withholding taxes to which the Fund is generally subject.
The CPI (U.S.) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.
38	2024 Semi-Annual Report

abrdn Global Infrastructure Fund  (Unaudited)

Portfolio Summary (as a percentage of net assets)
April 30, 2024 (Unaudited)

Asset Allocation
Common Stocks	99.7%
Short-Term Investment	0.4%
Liabilities in Excess of Other Assets	(0.1%)
100.0%
The following table summarizes the composition of the Fund's portfolio, in S&P Global Industry Classification Standard (GICS) sectors. Industry allocation is shown below for any sector more than 25% of net assets.
Sectors
Industrials	39.0%
Transportation Infrastructure	17.9%
Ground Transportation	9.0%
Construction & Engineering	8.8%
Commercial Services & Supplies	3.3%
Utilities	35.4%
Electric Utilities	13.8%
Multi-Utilities	12.0%
Independent Power Producers & Energy Traders	9.6%
Energy	10.8%
Communication Services	8.7%
Real Estate	4.6%
Materials	1.2%
Short-Term Investment	0.4%
Liabilities in Excess of Other Assets	(0.1%)
100.0%
Top Ten Holdings
NextEra Energy, Inc.	3.2%
Engie SA	3.0%
Enbridge, Inc.	3.0%
Williams Cos., Inc.	3.0%
Vinci SA	2.8%
Aena SME SA	2.7%
Ferrovial SE	2.6%
Kinder Morgan, Inc.	2.6%
International Container Terminal Services, Inc.	2.6%
Cellnex Telecom SA	2.6%

Countries
United States	40.2%
France	13.1%
Spain	6.8%
Canada	6.7%
United Kingdom	5.1%
Italy	4.1%
Brazil	4.0%
Mexico	3.9%
Philippines	2.6%
Malaysia	2.5%
Germany	2.3%
Tanzania	2.1%
Other, less than 2% each	6.3%
Short-Term Investment	0.4%
Liabilities in Excess of Other Assets	(0.1%)
100.0%

2024 Semi-Annual Report	39

Statement of Investments
April 30, 2024 (Unaudited)
abrdn Global Infrastructure Fund

Shares		Value
COMMON STOCKS—99.7%
ARGENTINA—1.9%
Industrials—0.7%
Corp. America Airports SA(a)	16,400	$ 277,816
Materials—1.2%
Loma Negra Cia Industrial Argentina SA, ADR	72,600	518,364
Total Argentina		796,180
AUSTRALIA—1.1%
Industrials—1.1%
Aurizon Holdings Ltd.	185,300	455,143
BRAZIL—4.0%
Industrials—3.1%
CCR SA	385,300	914,907
Rumo SA(a)	90,100	349,809
		1,264,716
Utilities—0.9%
Serena Energia SA(a)	239,907	379,778
Total Brazil		1,644,494
CANADA—6.7%
Energy—3.0%
Enbridge, Inc.	35,100	1,248,063
Industrials—2.5%
Canadian Pacific Kansas City Ltd.	13,000	1,019,590
Utilities—1.2%
Algonquin Power & Utilities Corp.	82,500	503,995
Total Canada		2,771,648
FRANCE—13.1%
Industrials—7.6%
Eiffage SA	9,800	1,045,645
Getlink SE	54,200	922,684
Vinci SA	9,900	1,160,043
		3,128,372
Utilities—5.5%
Engie SA(a)	72,500	1,258,644
Veolia Environnement SA	33,200	1,032,112
		2,290,756
Total France		5,419,128
GERMANY—2.3%
Utilities—2.3%
RWE AG	26,800	933,592
HONG KONG—1.1%
Utilities—1.1%
CLP Holdings Ltd.	59,100	464,884
INDONESIA—0.7%
Communication Services—0.7%
Sarana Menara Nusantara Tbk. PT	5,845,200	288,795
ITALY—4.1%
Communication Services—1.6%
Infrastrutture Wireless Italiane SpA(b)	62,600	670,880
Utilities—2.5%
Enel SpA	152,900	1,004,926
Total Italy		1,675,806
Shares		Value

JAPAN—1.0%
Industrials—1.0%
Japan Airport Terminal Co. Ltd.	11,200	$ 395,799
MALAYSIA—2.5%
Industrials—2.5%
Malaysia Airports Holdings Bhd.	486,900	1,019,036
MEXICO—3.9%
Industrials—3.9%
Grupo Aeroportuario del Centro Norte SAB de CV	80,100	884,942
Promotora y Operadora de Infraestructura SAB de CV	70,400	705,161
		1,590,103
NIGERIA—0.5%
Communication Services—0.5%
IHS Holding Ltd.(a)	59,300	212,887
PHILIPPINES—2.6%
Industrials—2.6%
International Container Terminal Services, Inc.	187,000	1,071,466
SPAIN—6.8%
Communication Services—2.6%
Cellnex Telecom SA(a)(b)	31,900	1,054,445
Industrials—2.7%
Aena SME SA(b)	6,100	1,111,662
Utilities—1.5%
EDP Renovaveis SA	46,500	636,593
Total Spain		2,802,700
TANZANIA—2.1%
Communication Services—2.1%
Helios Towers PLC(a)	724,844	885,039
UNITED KINGDOM—5.1%
Communication Services—1.2%
Vodafone Group PLC	589,700	497,295
Industrials—0.7%
Mobico Group PLC	426,800	295,453
Utilities—3.2%
National Grid PLC, ADR	8,100	539,865
SSE PLC	37,900	787,804
		1,327,669
Total United Kingdom		2,120,417
UNITED STATES—40.2%
Energy—7.8%
Cheniere Energy, Inc.	5,700	899,574
Kinder Morgan, Inc.	58,700	1,073,036
Williams Cos., Inc.	32,300	1,239,028
		3,211,638
Industrials—10.6%
CoreCivic, Inc.(a)	49,600	739,040
Dycom Industries, Inc.(a)	2,600	364,052
Ferrovial SE	30,000	1,078,961
Norfolk Southern Corp.	4,200	967,344
Union Pacific Corp.	2,600	616,616
Waste Management, Inc.	3,000	624,060
		4,390,073

See accompanying Notes to Financial Statements.
40	2024 Semi-Annual Report

Statement of Investments  (concluded)
April 30, 2024 (Unaudited)
abrdn Global Infrastructure Fund

Shares		Value
COMMON STOCKS (continued)
UNITED STATES (continued)
Real Estate—4.6%
American Tower Corp., REIT	5,900	$ 1,012,204
Crown Castle, Inc., REIT	9,400	881,532
		1,893,736
Utilities—17.2%
Altus Power, Inc.(a)	66,700	244,789
American Electric Power Co., Inc.	8,800	757,064
CenterPoint Energy, Inc.	25,400	740,156
Clearway Energy, Inc., Class C	22,000	514,360
CMS Energy Corp.	14,900	903,089
FirstEnergy Corp.	14,800	567,432
NextEra Energy Partners LP	25,300	717,508
NextEra Energy, Inc.	19,900	1,332,703
PPL Corp.	28,000	768,880
Vistra Corp.	7,400	561,216
		7,107,197
Total United States		16,602,644
Total Common Stocks		41,149,761
SHORT-TERM INVESTMENT—0.4%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 5.25%(c)	149,709	149,709
Total Short-Term Investment		149,709
Total Investments (Cost $35,845,475)(d)—100.1%		41,299,470
Liabilities in Excess of Other Assets—(0.1%)		(34,102)
Net Assets—100.0%		$41,265,368

(a)	Non-income producing security.
(b)	Denotes a security issued under Regulation S or Rule 144A.
(c)	Registered investment company advised by State Street Global Advisors. The rate shown is the 7 day yield as of April 30, 2024.
(d)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.

ADR	American Depositary Receipt
PLC	Public Limited Company
REIT	Real Estate Investment Trust

See accompanying Notes to Financial Statements.
2024 Semi-Annual Report	41

abrdn International Small Cap Fund  (Unaudited)

Average Annual Total Return[1] (For the periods ended April 30, 2024)		Six Month[2]	1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC	16.98%	1.57%	2.93%	4.62%
	w/SC3	10.26%	(4.28%)	1.72%	4.00%
Class C	w/o SC	16.60%	0.92%	2.27%	3.92%
	w/SC4	15.60%	(0.08%)	2.27%	3.92%
Class R5	w/o SC	16.80%	1.31%	2.64%	4.29%
Institutional Class[5]	w/o SC	17.17%	1.96%	3.30%	4.97%
All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (NAV) per share and/or financial statement adjustments.
1	The Fund changed its investment strategy effective February 29, 2016. Performance information for periods prior to February 29, 2016 does not reflect the Fund's current investment strategy. Please consult the Fund’s prospectus for more detail.
2	Not annualized.
3	A 5.75% front-end sales charge was deducted.
4	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when Class C shares are sold within the first year after purchase.
5	Not subject to any sales charges.
Performance of a $10,000 Investment*(as of April 30, 2024)
* Class A Minimum initial investment
Comparative performance of $10,000 invested in Class A shares of the abrdn International Small Cap Fund which includes the maximum sales charge applicable to Class A shares, Morgan Stanley Capital International (MSCI) All Country World (ACWI) ex USA Index (Net Daily Total Return), MSCI ACWI ex USA Small Cap Index (Net Daily Total Return) and the U.S. Consumer Price Index (CPI) over a 10-year period ended April 30, 2024. Effective February 29, 2024, in anticipation of new regulatory requirements, the Fund’s broad-based securities market index has changed from the MSCI ACWI ex USA Small Cap Index (Net Daily Total Return) to the MSCI ACWI ex USA Index (Net Daily Total Return). Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.
The MSCI ACWI ex USA Index captures large and mid-cap representation across 22 of 23 Developed Markets (DM) countries
(excluding the United States (U.S.)) and 24 Emerging Markets (EM) countries. With 2,228 constituents, the index covers approximately 85% of the global equity opportunity set outside the U.S. DM countries include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the UK. EM countries include: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Kuwait, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates. The MSCI ACWI ex USA Index (Net Daily Total Return) is calculated net of withholding taxes to which the Fund is generally subject.
The MSCI ACWI ex USA Small Cap Index captures small cap representation across 22 of 23 Developed Markets (DM) countries (excluding the US) and 24 Emerging Markets (EM) countries. With 4,417 constituents, the index covers approximately 14% of the global equity opportunity set outside the US. DM countries include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the UK. EM countries include: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Kuwait, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates. The MSCI ACWI ex USA Small Cap Index (Net Daily Total Return) is calculated net of withholding taxes to which the Fund is generally subject.
The CPI (U.S.) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

42	2024 Semi-Annual Report

abrdn International Small Cap Fund  (Unaudited)  (continued)

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.
2024 Semi-Annual Report	43

abrdn International Small Cap Fund  (Unaudited)

Portfolio Summary (as a percentage of net assets)
April 30, 2024 (Unaudited)

Asset Allocation
Common Stocks	93.8%
Short-Term Investment	3.0%
Preferred Stocks	3.0%
Other Assets in Excess of Liabilities	0.2%
100.0%
The following table summarizes the composition of the Fund's portfolio, in S&P Global Industry Classification Standard (GICS) sectors. Industry allocation is shown below for any sector more than 25% of net assets.
Sectors
Industrials	24.1%
Information Technology	20.9%
Consumer Discretionary	13.1%
Financials	11.3%
Communication Services	10.9%
Consumer Staples	6.6%
Health Care	4.4%
Energy	4.2%
Materials	1.3%
Short-Term Investment	3.0%
Assets in Excess of Other Liabilities	0.2%
100.0%
Top Ten Holdings
CTS Eventim AG & Co. KGaA	4.9%
FPT Corp.	4.9%
Asics Corp.	4.6%
Gaztransport Et Technigaz SA	4.2%
Diploma PLC	4.2%
Intermediate Capital Group PLC	3.7%
Interparfums SA	3.5%
Nova Ltd.	3.4%
CyberArk Software Ltd.	3.3%
Sanwa Holdings Corp.	3.2%

Countries
United Kingdom	17.6%
Japan	14.1%
Taiwan	8.3%
Germany	7.9%
France	7.7%
Israel	6.7%
Australia	5.2%
Vietnam	4.9%
Italy	4.6%
Sweden	2.8%
Thailand	2.5%
Mexico	2.3%
Poland	2.3%
India	2.1%
Other, less than 2% each	7.8%
Short-Term Investment	3.0%
Assets in Excess of Other Liabilities	0.2%
100.0%

44	2024 Semi-Annual Report

Statement of Investments
April 30, 2024 (Unaudited)
abrdn International Small Cap Fund

Shares		Value
COMMON STOCKS—93.8%
AUSTRALIA—5.2%
Financials—3.1%
Steadfast Group Ltd.	1,076,313	$ 3,917,157
Industrials—2.1%
IPH Ltd.	284,404	1,144,854
Johns Lyng Group Ltd.	443,013	1,588,657
		2,733,511
Total Australia		6,650,668
BELGIUM—1.3%
Industrials—1.3%
Azelis Group NV	67,311	1,617,344
FRANCE—7.7%
Consumer Staples—3.5%
Interparfums SA	87,592	4,443,245
Energy—4.2%
Gaztransport Et Technigaz SA	38,962	5,430,533
Total France		9,873,778
GERMANY—4.9%
Communication Services—4.9%
CTS Eventim AG & Co. KGaA	71,630	6,334,150
INDIA—2.1%
Health Care—2.1%
Poly Medicure Ltd.	137,594	2,702,733
IRELAND—0.8%
Information Technology—0.8%
Keywords Studios PLC	74,962	1,070,396
ISRAEL—6.7%
Information Technology—6.7%
CyberArk Software Ltd.(a)	17,582	4,206,493
Nova Ltd.(a)	25,819	4,386,648
		8,593,141
ITALY—4.6%
Consumer Discretionary—1.2%
Brunello Cucinelli SpA	15,701	1,602,482
Financials—2.2%
Azimut Holding SpA	50,737	1,337,044
FinecoBank Banca Fineco SpA	97,117	1,487,810
		2,824,854
Industrials—1.2%
Interpump Group SpA	34,844	1,517,796
Total Italy		5,945,132
JAPAN—14.1%
Consumer Discretionary—4.6%
Asics Corp.	138,600	5,940,720
Health Care—1.5%
Mani, Inc.	170,800	1,978,724
Industrials—8.0%
Japan Elevator Service Holdings Co. Ltd.	81,000	1,258,789
Nihon M&A Center Holdings, Inc.	212,700	1,164,177
Sanwa Holdings Corp.	253,000	4,131,714
Shares		Value

SHO-BOND Holdings Co. Ltd.	64,400	$ 2,486,927
TechnoPro Holdings, Inc.	69,200	1,178,711
		10,220,318
Total Japan		18,139,762
MEXICO—2.3%
Financials—2.3%
Regional SAB de CV	333,265	2,997,114
NETHERLANDS—1.9%
Information Technology—1.9%
BE Semiconductor Industries NV	18,640	2,473,044
NORWAY—1.3%
Materials—1.3%
Borregaard ASA	96,921	1,661,229
POLAND—2.3%
Consumer Staples—2.3%
Dino Polska SA(a)(b)	30,412	2,913,546
SOUTH AFRICA—0.8%
Consumer Staples—0.8%
Clicks Group Ltd.	66,180	1,025,089
SPAIN—1.7%
Consumer Discretionary—1.7%
CIE Automotive SA	83,906	2,217,877
SWEDEN—2.8%
Industrials—2.8%
AddTech AB, Class B	176,303	3,665,287
TAIWAN—8.3%
Consumer Discretionary—2.7%
Makalot Industrial Co. Ltd.	286,000	3,424,264
Industrials—1.5%
Voltronic Power Technology Corp.	40,500	1,916,347
Information Technology—4.1%
Chroma ATE, Inc.	330,000	2,680,165
Sinbon Electronics Co. Ltd.	309,000	2,661,657
		5,341,822
Total Taiwan		10,682,433
THAILAND—2.5%
Information Technology—2.5%
Fabrinet(a)	18,339	3,173,931
UNITED KINGDOM—17.6%
Communication Services—6.0%
4imprint Group PLC	29,897	2,310,684
Gamma Communications PLC	226,316	3,698,935
YouGov PLC	157,389	1,710,989
		7,720,608
Consumer Discretionary—2.9%
Games Workshop Group PLC	30,540	3,774,565
Financials—3.7%
Intermediate Capital Group PLC	183,887	4,792,813
Health Care—0.8%
CVS Group PLC	87,259	1,067,448
Industrials—4.2%
Diploma PLC	118,034	5,335,205
Total United Kingdom		22,690,639

See accompanying Notes to Financial Statements.
2024 Semi-Annual Report	45

Statement of Investments  (concluded)
April 30, 2024 (Unaudited)
abrdn International Small Cap Fund

Shares		Value
COMMON STOCKS (continued)
VIETNAM—4.9%
Information Technology—4.9%
FPT Corp.	1,298,051	$ 6,306,686
Total Common Stocks		120,733,979
PREFERRED STOCKS—3.0%
GERMANY—3.0%
Industrials—3.0%
Jungheinrich AG	103,572	3,851,219
Total Preferred Stocks		3,851,219
SHORT-TERM INVESTMENT—3.0%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 5.25%(c)	3,884,640	3,884,640
Total Short-Term Investment		3,884,640
Total Investments (Cost $118,141,053)(d)—99.8%		128,469,838
Other Assets in Excess of Liabilities—0.2%		293,351
Net Assets—100.0%		$128,763,189

(a)	Non-income producing security.
(b)	Denotes a security issued under Regulation S or Rule 144A.
(c)	Registered investment company advised by State Street Global Advisors. The rate shown is the 7 day yield as of April 30, 2024.
(d)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.

PLC	Public Limited Company

See accompanying Notes to Financial Statements.
46	2024 Semi-Annual Report

abrdn Realty Income & Growth Fund  (Unaudited)

Average Annual Total Return[1] (For the periods ended April 30, 2024)		Six Month[2]	1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC	8.00%	(0.84%)	1.97%	5.18%
	w/SC3	1.81%	(6.52%)	0.77%	4.56%
Institutional Class[4]	w/o SC	8.13%	(0.54%)	2.22%	5.45%
All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (NAV) per share and/or financial statement adjustments.
1	Returns prior to May 7, 2018 reflect the performance of a predecessor fund (the “Predecessor Fund”). Returns of the Predecessor Fund have not been adjusted to reflect the expenses applicable to the respective classes. The Fund and the Predecessor Fund have substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.
2	Not annualized.
3	A 5.75% front-end sales charge was deducted.
4	Not subject to any sales charges.
Performance of a $1,000,000 Investment*(as of April 30, 2024)
* Minimum initial investment
Comparative performance of $1,000,000 invested in Institutional Class shares of the abrdn Realty Income and Growth Fund, the Morgan Stanley Capital International (MSCI) US REIT Index, the S&P 500® Index and the U.S. Consumer Price Index (CPI) over a 10-year period ended April 30, 2024. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses or sales charges. Investors cannot invest directly in market indexes.
The S&P 500® Index represents large-cap U.S. equities. The index includes 500 leading companies and captures approximately 80% coverage of available U.S. market capitalization.
The MSCI US REIT Index is a free float-adjusted market capitalization weighted index that is comprised of equity Real Estate Investment Trusts (REITs). The index is based on the MSCI USA Investable Market Index (IMI), its parent index, which captures the large, mid and small cap segments of the USA market. With 118 constituents, it represents about 99% of the US REIT universe and securities are classified under the Equity REITs Industry (under the Real Estate Sector) according to the Global Industry Classification Standard (GICS®), have core real estate exposure (i.e., only selected Specialized REITs are eligible) and carry REIT tax status. This index reinvests as much as possible of a company’s dividend distributions. The reinvested amount is equal to the total dividend amount distributed to persons residing in the country of the dividend-paying company. Gross total return indexes do not, however, include any tax credits.
The CPI (U.S.) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.
2024 Semi-Annual Report	47

abrdn Realty Income & Growth Fund  (Unaudited)

Portfolio Summary (as a percentage of net assets)
April 30, 2024 (Unaudited)

Asset Allocation
Common Stocks	99.8%
Short-Term Investment	0.2%
Liabilities in Excess of Other Assets	(0.0%)
100.0%
The following table summarizes the composition of the Fund's portfolio, in S&P Global Industry Classification Standard (GICS) sectors. Industry allocation is shown below for any sector more than 25% of net assets.
Sub-Industries
Retail REITs	17.2%
Health Care REITs	15.4%
Data Center REITs	13.2%
Industrial REITs	13.1%
Self Storage REITs	8.1%
Multi-Family Residential REITs	8.1%
Other Specialized REITs	7.3%
Single-Family Residential REITs	6.5%
Office REITs	6.0%
Hotel & Resort REITs	3.9%
Other, less than 2% each	1.0%
Short-Term Investment	0.2%
Liabilities in Excess of Other Assets	(0.0%)
100.0%
Top Ten Holdings
Prologis, Inc., REIT	10.9%
Equinix, Inc., REIT	7.9%
Welltower, Inc., REIT	7.2%
Public Storage, REIT	5.9%
Simon Property Group, Inc., REIT	5.5%
Digital Realty Trust, Inc., REIT	5.3%
AvalonBay Communities, Inc., REIT	5.1%
Realty Income Corp., REIT	4.5%
VICI Properties, Inc., REIT	4.2%
Gaming & Leisure Properties, Inc., REIT	3.1%

Countries
United States	99.8%
Short-Term Investment	0.2%
Liabilities in Excess of Other Assets	(0.0%)
100.0%

48	2024 Semi-Annual Report

Statement of Investments
April 30, 2024 (Unaudited)
abrdn Realty Income & Growth Fund

	Shares	Value
COMMON STOCKS—99.8%
UNITED STATES—99.8%
Data Center REITs—13.2%
Digital Realty Trust, Inc., REIT	13,406	$ 1,860,485
Equinix, Inc., REIT	3,885	2,762,662
		4,623,147
Health Care REITs—15.4%
American Healthcare REIT, Inc.	35,100	481,923
Omega Healthcare Investors, Inc., REIT	24,258	737,686
Sabra Health Care REIT, Inc.	48,625	676,860
Ventas, Inc., REIT	22,529	997,584
Welltower, Inc., REIT	26,379	2,513,391
		5,407,444
Hotel & Resort REITs—3.9%
DiamondRock Hospitality Co., REIT	53,696	477,894
Host Hotels & Resorts, Inc., REIT	47,888	903,647
		1,381,541
Hotels, Resorts & Cruise Lines—0.3%
Marriott International, Inc., Class A	372	87,840
Industrial REITs—13.1%
Prologis, Inc., REIT	37,695	3,846,775
STAG Industrial, Inc.	22,233	764,593
		4,611,368
Multi-Family Residential REITs—8.1%
AvalonBay Communities, Inc., REIT	9,434	1,788,403
Camden Property Trust, REIT	1,832	182,614
Essex Property Trust, Inc., REIT	3,567	878,374
		2,849,391
Office REITs—6.0%
Alexandria Real Estate Equities, Inc., REIT	7,868	911,665
Boston Properties, Inc., REIT	12,321	762,547
Hudson Pacific Properties, Inc., REIT	27,950	162,110
Kilroy Realty Corp., REIT	8,361	282,602
		2,118,924
Other Specialized REITs—7.3%
Gaming & Leisure Properties, Inc., REIT	25,517	1,090,341
VICI Properties, Inc., REIT	51,887	1,481,374
		2,571,715
Retail REITs—17.2%
Brixmor Property Group, Inc., REIT	30,992	684,923
Kimco Realty Corp., REIT	30,818	574,139
NNN REIT, Inc.	17,439	706,803
Realty Income Corp., REIT	29,493	1,579,055
Simon Property Group, Inc., REIT	13,797	1,938,892
SITE Centers Corp., REIT	39,654	534,933
		6,018,745
Self Storage REITs—8.1%
CubeSmart, REIT	2,037	82,376
Extra Space Storage, Inc., REIT	5,228	702,016
Public Storage, REIT	7,987	2,072,227
		2,856,619
Single-Family Residential REITs—6.5%
American Homes 4 Rent, Class A, REIT	19,315	691,477
Equity LifeStyle Properties, Inc., REIT	12,018	724,565
Invitation Homes, Inc.	25,264	864,029
		2,280,071
	Shares	Value

Telecom Tower REITs—0.7%
American Tower Corp., REIT	1,480	$ 253,909
Total United States		35,060,714
Total Common Stocks		35,060,714
SHORT-TERM INVESTMENT—0.2%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 5.25%(a)	69,428	69,428
Total Short-Term Investment		69,428
Total Investments (Cost $30,238,286)(b)—100.0%		35,130,142
Liabilities in Excess of Other Assets—(0.0%)		(6,296)
Net Assets—100.0%		$35,123,846

(a)	Registered investment company advised by State Street Global Advisors. The rate shown is the 7 day yield as of April 30, 2024.
(b)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.

REIT	Real Estate Investment Trust

See accompanying Notes to Financial Statements.
2024 Semi-Annual Report	49

abrdn U.S. Small Cap Equity Fund  (Unaudited)

Average Annual Total Return (For the periods ended April 30, 2024)		Six Month[1]	1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC	17.65%	3.41%	6.61%	8.84%
	w/SC2	10.90%	(2.54%)	5.35%	8.20%
Class C	w/o SC	17.36%	2.80%	5.94%	8.12%
	w/SC3	16.36%	1.80%	5.94%	8.12%
Class R4	w/o SC	17.52%	3.17%	6.30%	8.52%
Institutional Service Class[4]	w/o SC	17.85%	3.67%	6.89%	9.14%
Institutional Class[4]	w/o SC	17.90%	3.81%	7.00%	9.21%
All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (NAV) per share and/or financial statement adjustments.
1	Not annualized.
2	A 5.75% front-end sales charge was deducted.
3	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when Class C shares are sold within the first year after purchase.
4	Not subject to any sales charges.
Performance of a $1,000,000 Investment*(as of April 30, 2024)
* Minimum initial investment
Comparative performance of $1,000,000 invested in Institutional Class shares of the abrdn U.S. Small Cap Equity Fund, the Russell 3000® Index, the Russell 2000® Index and the U.S. Consumer Price Index (CPI) over a 10-year period ended April 30, 2024. Effective February 29, 2024, in anticipation of new regulatory requirements, the Fund’s broad-based securities index has changed from the Russell 2000® Index to the Russell 3000® Index. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.
The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 96% of the investable U.S. equity market. The Russell 3000® Index is constructed to provide a comprehensive, unbiased, and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are included.
The Russell 2000® Index measures performance of the small-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and it represents approximately 7% of the U.S. market. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000® Index is constructed to provide a comprehensive and unbiased barometer for the small-cap segment and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set.
The CPI (U.S.) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.
50	2024 Semi-Annual Report

abrdn U.S. Small Cap Equity Fund  (Unaudited)

Portfolio Summary (as a percentage of net assets)
April 30, 2024 (Unaudited)

Asset Allocation
Common Stocks	99.3%
Short-Term Investment	0.8%
Liabilities in Excess of Other Assets	(0.1%)
100.0%
The following table summarizes the composition of the Fund's portfolio, in S&P Global Industry Classification Standard (GICS) sectors. Industry allocation is shown below for any sector more than 25% of net assets.
Sectors
Industrials	19.8%
Financials	17.6%
Information Technology	16.8%
Health Care	14.1%
Consumer Discretionary	11.1%
Energy	6.7%
Materials	4.8%
Consumer Staples	2.9%
Utilities	2.0%
Real Estate	2.0%
Communication Services	1.5%
Short-Term Investment	0.8%
Liabilities in Excess of Other Assets	(0.1%)
100.0%
Top Ten Holdings
Parsons Corp.	3.0%
Boot Barn Holdings, Inc.	3.0%
Atkore, Inc.	2.8%
Wintrust Financial Corp.	2.8%
Integer Holdings Corp.	2.8%
Donnelley Financial Solutions, Inc.	2.8%
Merit Medical Systems, Inc.	2.6%
AZEK Co., Inc.	2.5%
Graphic Packaging Holding Co.	2.5%
Onto Innovation, Inc.	2.5%

Countries
United States	91.0%
Canada	5.5%
Other, less than 2% each	2.8%
Short-Term Investment	0.8%
Liabilities in Excess of Other Assets	(0.1%)
100.0%

2024 Semi-Annual Report	51

Statement of Investments
April 30, 2024 (Unaudited)
abrdn U.S. Small Cap Equity Fund

Shares		Value
COMMON STOCKS—99.3%
CANADA—5.5%
Consumer Discretionary—2.1%
Aritzia, Inc.(a)	297,351	$ 7,698,100
Financials—2.1%
TMX Group Ltd.	297,254	7,870,489
Industrials—1.3%
ATS Corp.(a)	151,814	4,994,484
Total Canada		20,563,073
INDIA—1.3%
Industrials—1.3%
WNS Holdings Ltd.(a)	114,277	4,789,349
ISRAEL—1.5%
Information Technology—1.5%
CyberArk Software Ltd.(a)	22,425	5,365,181
UNITED STATES—91.0%
Communication Services—1.5%
Integral Ad Science Holding Corp.(a)	566,653	5,434,202
Consumer Discretionary—9.0%
Boot Barn Holdings, Inc.(a)	104,114	11,085,018
Brinker International, Inc.(a)	130,037	6,969,983
Steven Madden Ltd.	183,777	7,426,429
Stride, Inc.(a)	115,795	7,729,316
		33,210,746
Consumer Staples—2.9%
elf Beauty, Inc.(a)	18,727	3,043,699
Vita Coco Co., Inc.(a)	316,774	7,678,602
		10,722,301
Energy—6.7%
ChampionX Corp.	246,908	8,288,702
Magnolia Oil & Gas Corp., Class A	364,191	9,130,268
SM Energy Co.	155,400	7,535,346
		24,954,316
Financials—15.5%
Banner Corp.	155,150	6,769,195
Donnelley Financial Solutions, Inc.(a)	164,317	10,315,821
First Interstate BancSystem, Inc., Class A	294,337	7,858,798
PJT Partners, Inc., Class A	54,629	5,161,894
Seacoast Banking Corp. of Florida	353,619	8,157,991
Wintrust Financial Corp.	107,902	10,427,649
WSFS Financial Corp.	210,377	8,989,409
		57,680,757
Health Care —14.1%
Alphatec Holdings, Inc.(a)	406,365	5,128,326
Amicus Therapeutics, Inc.(a)	562,094	5,615,319
CONMED Corp.	66,423	4,515,436
Harmony Biosciences Holdings, Inc.(a)	173,398	5,359,732
Integer Holdings Corp.(a)	93,046	10,386,725
Ligand Pharmaceuticals, Inc.(a)	100,239	7,005,704
Merit Medical Systems, Inc.(a)	129,544	9,599,210
OmniAb, Inc. 12.5 Earnout(a)(b)(c)	58,211	–
OmniAb, Inc. 15.0 Earnout(a)(b)(c)	58,211	–
Pacira BioSciences, Inc.(a)	181,177	4,755,896
		52,366,348
Shares		Value

Industrials—17.2%
ArcBest Corp.	47,749	$ 5,295,842
Atkore, Inc.	59,718	10,468,565
AZEK Co., Inc.(a)	204,588	9,337,396
Casella Waste Systems, Inc., Class A(a)	94,713	8,562,055
Enpro, Inc.	60,557	9,091,423
H&E Equipment Services, Inc.	110,499	5,335,997
Parsons Corp.(a)	142,482	11,186,262
Werner Enterprises, Inc.	134,517	4,600,481
		63,878,021
Information Technology—15.3%
Cohu, Inc.(a)	286,701	8,692,774
Five9, Inc.(a)	101,724	5,856,251
Onto Innovation, Inc.(a)	49,990	9,272,645
Perficient, Inc.(a)	102,677	4,852,515
Q2 Holdings, Inc.(a)	170,364	8,755,006
Verint Systems, Inc.(a)	199,515	6,041,314
Vertex, Inc., Class A(a)	191,932	5,590,979
Workiva, Inc.(a)	96,703	7,620,197
		56,681,681
Materials—4.8%
Graphic Packaging Holding Co.	358,860	9,276,531
Materion Corp.	74,219	8,530,732
		17,807,263
Real Estate—2.0%
Terreno Realty Corp., REIT	135,380	7,357,903
Utilities—2.0%
ONE Gas, Inc.	116,641	7,525,677
Total United States		337,619,215
Total Common Stocks		368,336,818
SHORT-TERM INVESTMENT—0.8%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 5.25%(d)	3,162,852	3,162,852
Total Short-Term Investment		3,162,852
Total Investments (Cost $349,868,393)(e)—100.1%		371,499,670
Liabilities in Excess of Other Assets—(0.1%)		(388,985)
Net Assets—100.0%		$371,110,685
Amounts listed as “–” are $0 or round to $0.
(a)	Non-income producing security.
(b)	The Fund’s adviser has deemed this security to be illiquid based upon procedures approved by the Board of Trustees. Illiquid securities held by the Fund represent 0.0% of net assets as of April 30, 2024.
(c)	Level 3 security. See Note 2(a) of the accompanying Notes to Financial Statements.
(d)	Registered investment company advised by State Street Global Advisors. The rate shown is the 7 day yield as of April 30, 2024.
(e)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.
Amounts listed as “–” are 0% or round to 0%.

REIT	Real Estate Investment Trust

See accompanying Notes to Financial Statements.
52	2024 Semi-Annual Report

abrdn U.S. Sustainable Leaders Fund  (Unaudited)

Average Annual Total Return[1] (For the periods ended April 30, 2024)		Six Month[2]	1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC	19.04%	14.41%	9.37%	9.12%
	w/SC3	12.16%	7.83%	8.07%	8.48%
Class C	w/o SC	18.66%	13.53%	8.56%	8.33%
	w/SC4	17.66%	12.53%	8.56%	8.33%
Institutional Service Class[5]	w/o SC	19.12%	14.69%	9.59%	9.35%
Institutional Class[5]	w/o SC	19.13%	14.73%	9.67%	9.43%
All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (NAV) per share and/or financial statement adjustments.
1	The Fund changed its investment strategy effective December 1, 2020. Performance information for periods prior to December 1, 2020 does not reflect the current Fund's investment strategy. In connection with the change in investment strategy, the Fund changed its name from Aberdeen U.S. Multi-Cap Equity Fund to Aberdeen U.S. Sustainable Leaders Fund. Returns prior to October 9, 2011 reflect the performance of a predecessor fund (the “Predecessor Fund”). Returns of the Predecessor Fund have not been adjusted to reflect the expenses applicable to the respective classes. Please consult the Fund’s prospectus for more detail.
2	Not annualized.
3	A 5.75% front-end sales charge was deducted.
4	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when Class C shares are sold within the first year after purchase.
5	Not subject to any sales charges.
Performance of a $10,000 Investment*(as of April 30, 2024)
* Class A Minimum initial investment
Comparative performance of $10,000 invested in Class A shares of the abrdn U.S. Sustainable Leaders Fund which includes the maximum sales charge applicable to Class A shares, Russell 3000® Index and the U.S. Consumer Price Index (CPI) over a 10-year period ended April 30, 2024. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.
The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 96% of the investable U.S. equity market. The Russell 3000® Index is constructed to provide a comprehensive, unbiased, and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are included.
The CPI (U.S.) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.
2024 Semi-Annual Report	53

abrdn U.S. Sustainable Leaders Fund  (Unaudited)

Portfolio Summary (as a percentage of net assets)
April 30, 2024 (Unaudited)

Asset Allocation
Common Stocks	97.6%
Short-Term Investment	2.5%
Liabilities in Excess of Other Assets	(0.1%)
100.0%
The following table summarizes the composition of the Fund's portfolio, in S&P Global Industry Classification Standard (GICS) sectors. Industry allocation is shown below for any sector more than 25% of net assets.
Sectors
Information Technology	30.7%
Software	20.1%
Semiconductors & Semiconductor Equipment	5.4%
IT Services	5.2%
Industrials	19.5%
Health Care	17.7%
Financials	14.9%
Consumer Discretionary	6.1%
Utilities	4.0%
Consumer Staples	3.4%
Energy	1.3%
Short-Term Investment	2.5%
Liabilities in Excess of Other Assets	(0.1%)
100.0%
Top Ten Holdings
Microsoft Corp.	13.8%
Mastercard, Inc.	6.0%
Merck & Co., Inc.	5.0%
Integer Holdings Corp.	4.5%
Nice Ltd., ADR	3.9%
American Express Co.	3.8%
Tetra Tech, Inc.	3.5%
LPL Financial Holdings, Inc.	3.4%
Procter & Gamble Co.	3.4%
TJX Cos., Inc.	3.4%

Countries
United States	88.9%
Canada	4.8%
Israel	3.9%
Short-Term Investment	2.5%
Liabilities in Excess of Other Assets	(0.1%)
100.0%

54	2024 Semi-Annual Report

Statement of Investments
April 30, 2024 (Unaudited)
abrdn U.S. Sustainable Leaders Fund

Shares		Value
COMMON STOCKS—97.6%
CANADA—4.8%
Industrials—4.8%
ATS Corp.(a)	220,187	$ 7,243,867
Canadian Pacific Kansas City Ltd.	127,807	10,023,903
		17,267,770
ISRAEL—3.9%
Information Technology—3.9%
Nice Ltd., ADR(a)	62,004	13,858,514
UNITED STATES—88.9%
Consumer Discretionary—6.1%
Lululemon Athletica, Inc.(a)	27,067	9,760,360
TJX Cos., Inc.	127,677	12,013,129
		21,773,489
Consumer Staples—3.4%
Procter & Gamble Co.	74,501	12,158,563
Energy—1.3%
New Fortress Energy, Inc.	172,060	4,507,972
Financials—14.9%
American Express Co.	58,362	13,658,459
LPL Financial Holdings, Inc.	45,814	12,329,922
Mastercard, Inc., Class A	47,329	21,354,845
MSCI, Inc.	12,855	5,987,730
		53,330,956
Health Care—17.7%
Danaher Corp.	36,296	8,951,319
Eli Lilly & Co.	14,538	11,355,632
Integer Holdings Corp.(a)	145,852	16,281,459
Merck & Co., Inc.	139,122	17,977,345
UnitedHealth Group, Inc.	18,720	9,054,864
		63,620,619
Industrials—14.7%
Advanced Drainage Systems, Inc.	34,197	5,368,929
Atkore, Inc.	54,631	9,576,814
Hubbell, Inc.	22,637	8,387,461
Tetra Tech, Inc.	64,279	12,516,407
Trex Co., Inc.(a)	83,641	7,406,410
Veralto Corp.	12,098	1,133,341
Waste Management, Inc.	40,436	8,411,497
		52,800,859
Information Technology—26.8%
Accenture PLC, Class A	25,518	7,678,621
Amdocs Ltd.	129,716	10,894,847
Cadence Design Systems, Inc.(a)	31,469	8,673,801
Marvell Technology, Inc.	179,616	11,838,491
Microsoft Corp.	127,194	49,520,440
NVIDIA Corp.	8,666	7,487,597
		96,093,797
Utilities—4.0%
American Water Works Co., Inc.	56,070	6,858,483
CenterPoint Energy, Inc.	261,045	7,606,851
		14,465,334
Total United States		318,751,589
Total Common Stocks		349,877,873
Shares		Value
SHORT-TERM INVESTMENT—2.5%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 5.25%(b)	8,958,876	$ 8,958,876
Total Short-Term Investment		8,958,876
Total Investments (Cost $268,991,484)(c)—100.1%		358,836,749
Liabilities in Excess of Other Assets—(0.1%)		(344,718)
Net Assets—100.0%		$358,492,031

(a)	Non-income producing security.
(b)	Registered investment company advised by State Street Global Advisors. The rate shown is the 7 day yield as of April 30, 2024.
(c)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.

ADR	American Depositary Receipt
PLC	Public Limited Company

See accompanying Notes to Financial Statements.
2024 Semi-Annual Report	55

Statement of Assets and Liabilities  (unaudited)
April 30, 2024

	abrdn China A Share Equity Fund	abrdn Dynamic Dividend Fund	abrdn EM SMA Completion Fund	abrdn Emerging Markets Dividend Fund	abrdn Emerging Markets ex-China Fund
Assets:
Investments, at value	$19,137,014	$95,864,879	$348,181	$81,399,508	$65,161,688
Short-term investments, at value	564,112	–	8,100	–	985,312
Foreign Currency, at value	23,895	313,190	190	58,941	73,505
Cash	–	–	–	–	6,522
Receivable for investments sold	–	2,311,164	–	714,253	111,571
Interest and dividends receivable	2,509	740,195	419	226,990	56,152
Receivable for capital shares issued	20,903	75	–	7,239	21,114
Unrealized appreciation on forward foreign currency exchange contracts	–	160,647	–	–	–
Receivable from Adviser	16,746	14,797	5,389	–	22,837
Tax reclaim receivable	–	486,787	–	170,740	12,404
Prepaid expenses	34,306	18,547	28	36,035	53,548
Total Assets	19,799,485	99,910,281	362,307	82,613,706	66,504,653
Liabilities:
Due to Custodian	–	129	–	20,459	–
Payable for investments purchased	–	2,537,684	1,984	–	139,331
Payable for capital shares redeemed	50,440	54,486	–	19,537	18,700
Payable to IRS on behalf of shareholders related to Article 63 EU Tax Reclaims (see Note 2(i))	–	–	–	2,218,748	–
Accrued foreign capital gains tax	–	–	–	–	365,280
Line of credit payable	–	131,786	–	275,000	–
Accrued expenses and other payables:
Administration fees	1,258	5,720	21	5,235	4,391
Audit fees	21,935	13,456	17,597	11,956	21,935
Custodian fees	11,979	9,732	6,098	30,769	27,948
Distribution fees	2,777	801	–	14,723	5,382
Fund accounting fees	475	8,641	7	1,771	1,253
Interest expense on line of credit	37	435	–	3,224	292
Investment advisory fees	13,363	80,594	–	28,037	43,911
Legal fees	1,984	4,493	23	3,935	3,697
Printing fees	5,445	6,300	3,375	5,627	3,319
Sub-transfer agent and administrative services fees	3,391	6,901	–	9,313	1,495
Transfer agent fees	3,775	2,563	1,661	3,115	2,728
Other accrued expenses	7,672	10,866	6,074	17,309	3,072
Total liabilities	124,531	2,874,587	36,840	2,668,758	642,734
Net assets	$19,674,954	$97,035,694	$325,467	$79,944,948	$65,861,919
Cost:
Investments	25,751,895	75,481,854	370,883	87,952,540	59,525,851
Short-Term Investments	564,112	–	8,100	–	985,312
Foreign currency	23,895	314,170	190	59,538	73,720
Represented by:
Paid in capital in excess of par value	$50,897,686	$79,413,922	$364,381	$483,973,316	$64,228,557
Distributable earnings (accumulated loss)	(31,222,732)	17,621,772	(38,914)	(404,028,368)	1,633,362
Net Assets	$19,674,954	$97,035,694	$325,467	$79,944,948	$65,861,919
Net Assets:
Class A	$6,808,667	$3,815,101	$–	$72,020,142	$23,818,747
Class C	723,930	–	–	–	294,481
Class R	2,116,128	–	–	–	549,568
Institutional Service Class	297,083	–	–	–	130,771
Institutional Class	9,729,146	93,220,593	325,467	7,924,806	41,068,352
Total	$19,674,954	$97,035,694	$325,467	$79,944,948	$65,861,919 Amounts listed as “–” are $0 or round to $0. See Accompanying Notes to Financial Statements.
56	2024 Semi-Annual Report

Statement of Assets and Liabilities  (unaudited)  (continued)
April 30, 2024

	abrdn China A Share Equity Fund	abrdn Dynamic Dividend Fund	abrdn EM SMA Completion Fund	abrdn Emerging Markets Dividend Fund	abrdn Emerging Markets ex-China Fund
Shares Outstanding (unlimited number of shares authorized):
Class A Shares	329,869	920,932	–	2,633,629	1,986,339
Class C Shares	37,742	–	–	–	27,775
Class R Shares	105,887	–	–	–	49,731
Institutional Service Class Shares	14,258	–	–	–	10,637
Institutional Class Shares	463,350	22,491,458	37,515	280,147	3,389,880
Total Shares Outstanding per Class	951,106	23,412,390	37,515	2,913,776	5,464,362
Net Asset Value and Redemption Price Per Share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$20.64	$4.14	$–	$27.35	$11.99
Class C Shares	19.18	–	–	–	10.60
Class R Shares	19.98	–	–	–	11.05
Institutional Service Class Shares	20.84	–	–	–	12.29
Institutional Class Shares	21.00	4.14	8.68	28.29	12.11
Maximum Offering Price Per Share (100%/(100% - maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$21.90	$4.39	$–	$29.02	$12.72
Maximum Sales Charge:
Class A Shares	5.75%	5.75%	–%	5.75%	5.75%
Amounts listed as “–” are $0 or round to $0.
See Accompanying Notes to Financial Statements.
2024 Semi-Annual Report	57

Statement of Assets and Liabilities  (unaudited)  (continued)
April 30, 2024

	abrdn Emerging Markets Fund	abrdn Emerging Markets Sustainable Leaders Fund	abrdn Focused U.S. Small Cap Equity Fund	abrdn Global Equity Impact Fund	abrdn Global Infrastructure Fund
Assets:
Investments, at value	$1,449,117,513	$68,594,207	$12,193,680	$43,168,719	$41,149,761
Short-term investments, at value	38,491,587	1,043,458	303,504	896,853	149,709
Foreign Currency, at value	4,479,767	426,659	–	197,762	18,251
Cash	199,782	11,971	–	–	–
Receivable for investments sold	7,490,860	329,441	–	–	–
Interest and dividends receivable	1,438,403	105,194	1,947	25,675	18,798
Receivable for capital shares issued	149,895	2,423	2,418	686	247
Receivable from Adviser	120,314	15,079	12,099	–	13,107
Tax reclaim receivable	337,068	134,175	–	62,278	12,286
Prepaid expenses	59,536	49,956	36,308	54,643	16,714
Total Assets	1,501,884,725	70,712,563	12,549,956	44,406,616	41,378,873
Liabilities:
Payable for investments purchased	2,835,315	173,213	–	–	–
Payable for capital shares redeemed	12,998,502	45,095	195	22,989	24,204
Payable to IRS on behalf of shareholders related to Article 63 EU Tax Reclaims (see Note 2(i))	–	36,768	–	1,300,809	–
Accrued foreign capital gains tax	8,281,082	369,235	–	–	–
Accrued expenses and other payables:
Administration fees	98,003	4,633	835	2,862	2,373
Audit fees	21,935	21,935	18,454	11,956	17,456
Custodian fees	715,577	49,201	6,694	18,111	11,880
Distribution fees	51,879	3,010	2,436	5,156	2,222
Fund accounting fees	39,742	1,679	332	1,007	4,008
Interest expense on line of credit	12,569	–	111	–	–
Investment advisory fees	1,102,538	46,335	7,823	11,700	25,627
Legal fees	151,244	5,925	1,080	2,695	3,766
Printing fees	39,415	5,668	4,337	6,116	5,812
Sub-transfer agent and administrative services fees	394,265	6,828	1,409	4,762	3,983
Transfer agent fees	25,805	6,354	3,024	2,583	2,114
Other accrued expenses	49,750	6,658	6,183	16,898	10,060
Total liabilities	26,817,621	782,537	52,913	1,407,644	113,505
Net assets	$1,475,067,104	$69,930,026	$12,497,043	$42,998,972	$41,265,368
Cost:
Investments	1,387,034,050	74,560,204	12,246,779	39,585,500	35,695,766
Short-Term Investments	38,491,587	1,043,458	303,504	896,853	149,709
Foreign currency	4,485,252	424,793	–	214,105	18,240
Represented by:
Paid in capital in excess of par value	$1,559,769,847	$114,477,335	$13,791,595	$49,561,633	$33,708,450
Distributable earnings (accumulated loss)	(84,702,743)	(44,547,309)	(1,294,552)	(6,562,661)	7,556,918
Net Assets	$1,475,067,104	$69,930,026	$12,497,043	$42,998,972	$41,265,368
Net Assets:
Class A	$38,537,149	$9,852,839	$7,009,429	$24,723,447	$10,752,181
Class C	1,900,856	25,325	–	–	–
Class R	102,771,398	2,362,558	2,339,295	–	–
Institutional Service Class	454,796,410	50,926,192	239,745	–	–
Institutional Class	877,061,291	6,763,112	2,908,574	18,275,525	30,513,187
Total	$1,475,067,104	$69,930,026	$12,497,043	$42,998,972	$41,265,368 Amounts listed as “–” are $0 or round to $0. See Accompanying Notes to Financial Statements.
58	2024 Semi-Annual Report

Statement of Assets and Liabilities  (unaudited)  (continued)
April 30, 2024

	abrdn Emerging Markets Fund	abrdn Emerging Markets Sustainable Leaders Fund	abrdn Focused U.S. Small Cap Equity Fund	abrdn Global Equity Impact Fund	abrdn Global Infrastructure Fund
Shares Outstanding (unlimited number of shares authorized):
Class A Shares	2,926,409	918,541	1,026,386	1,741,678	482,627
Class C Shares	145,689	2,554	–	–	–
Class R Shares	7,952,173	236,142	402,499	–	–
Institutional Service Class Shares	34,569,115	4,610,113	33,189	–	–
Institutional Class Shares	66,210,420	606,212	382,297	1,285,312	1,366,092
Total Shares Outstanding per Class	111,803,806	6,373,562	1,844,371	3,026,990	1,848,719
Net Asset Value and Redemption Price Per Share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$13.17	$10.73	$6.83	$14.20	$22.28
Class C Shares	13.05	9.92	–	–	–
Class R Shares	12.92	10.00	5.81	–	–
Institutional Service Class Shares	13.16	11.05	7.22	–	–
Institutional Class Shares	13.25	11.16	7.61	14.22	22.34
Maximum Offering Price Per Share (100%/(100% - maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$13.97	$11.38	$7.25	$15.07	$23.64
Maximum Sales Charge:
Class A Shares	5.75%	5.75%	5.75%	5.75%	5.75%
Amounts listed as “–” are $0 or round to $0.
See Accompanying Notes to Financial Statements.
2024 Semi-Annual Report	59

Statement of Assets and Liabilities  (unaudited)  (continued)
April 30, 2024

	abrdn International Small Cap Fund	abrdn Realty Income & Growth Fund	abrdn U.S. Small Cap Equity Fund	abrdn U.S. Sustainable Leaders Fund
Assets:
Investments, at value	$124,585,198	$35,060,714	$368,336,818	$349,877,873
Short-term investments, at value	3,884,640	69,428	3,162,852	8,958,876
Foreign Currency, at value	449,310	–	–	–
Interest and dividends receivable	175,647	36,835	131,818	237,114
Receivable for capital shares issued	77,755	–	111,843	736
Receivable from Adviser	28,616	9,899	40,685	8,440
Tax reclaim receivable	72,852	–	–	–
Prepaid expenses	25,059	17,454	44,731	28,481
Total Assets	129,299,077	35,194,330	371,828,747	359,111,520
Liabilities:
Due to Custodian	–	–	–	14,993
Payable for investments purchased	143,886	–	–	–
Payable for capital shares redeemed	125,299	110	195,539	223,022
Accrued foreign capital gains tax	28,856	–	–	–
Accrued expenses and other payables:
Administration fees	8,672	1,669	25,496	24,134
Audit fees	20,940	16,216	19,697	18,454
Custodian fees	51,982	1,997	17,648	5,268
Distribution fees	12,590	84	33,412	49,674
Fund accounting fees	3,173	3,464	9,338	8,245
Interest expense on line of credit	–	–	2,796	–
Investment advisory fees	89,496	23,694	267,251	211,176
Legal fees	11,442	3,097	35,326	28,705
Printing fees	9,963	5,424	22,490	3,062
Sub-transfer agent and administrative services fees	14,284	2,744	60,543	14,832
Transfer agent fees	7,225	1,824	14,751	8,520
Other accrued expenses	8,080	10,161	13,775	9,404
Total liabilities	535,888	70,484	718,062	619,489
Net assets	$128,763,189	$35,123,846	$371,110,685	$358,492,031
Cost:
Investments	114,256,413	30,168,858	346,705,541	260,032,608
Short-Term Investments	3,884,640	69,428	3,162,852	8,958,876
Foreign currency	460,856	–	–	–
Represented by:
Paid in capital in excess of par value	$170,174,685	$29,157,260	$413,673,790	$306,466,766
Distributable earnings (accumulated loss)	(41,411,496)	5,966,586	(42,563,105)	52,025,265
Net Assets	$128,763,189	$35,123,846	$371,110,685	$358,492,031
Net Assets:
Class A	$55,239,526	$404,520	$92,877,324	$234,996,492
Class C	351,874	–	14,116,796	272,389
Class R	1,742,483	–	3,605,695	–
Institutional Service Class	–	–	33,672,311	114,841,609
Institutional Class	71,429,306	34,719,326	226,838,559	8,381,541
Total	$128,763,189	$35,123,846	$371,110,685	$358,492,031
Shares Outstanding (unlimited number of shares authorized):
Class A Shares	2,025,624	40,270	3,062,149	20,547,902
Class C Shares	14,608	–	640,602	33,470
Class R Shares	69,006	–	140,373	–
Institutional Service Class Shares	–	–	994,289	8,901,282
Institutional Class Shares	2,582,603	3,434,610	6,660,046	643,632
Total Shares Outstanding per Class	4,691,841	3,474,880	11,497,459	30,126,286 Amounts listed as “–” are $0 or round to $0. See Accompanying Notes to Financial Statements.
60	2024 Semi-Annual Report

Statement of Assets and Liabilities  (unaudited)  (concluded)
April 30, 2024

	abrdn International Small Cap Fund	abrdn Realty Income & Growth Fund	abrdn U.S. Small Cap Equity Fund	abrdn U.S. Sustainable Leaders Fund
Net Asset Value and Redemption Price Per Share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$27.27	$10.05	$30.33	$11.44
Class C Shares	24.09	–	22.04	8.14
Class R Shares	25.25	–	25.69	–
Institutional Service Class Shares	–	–	33.87	12.90
Institutional Class Shares	27.66	10.11	34.06	13.02
Maximum Offering Price Per Share (100%/(100% - maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$28.93	$10.66	$32.18	$12.14
Maximum Sales Charge:
Class A Shares	5.75%	5.75%	5.75%	5.75%

Amounts listed as “–” are $0 or round to $0.
See Accompanying Notes to Financial Statements.
2024 Semi-Annual Report	61

Statements of Operations  (unaudited)
For the Six-Months Ended April 30, 2024

	abrdn China A Share Equity Fund	abrdn Dynamic Dividend Fund	abrdn EM SMA Completion Fund	abrdn Emerging Markets Dividend Fund	abrdn Emerging Markets ex-China Fund
Investment Income:
Dividend income	$78,687	$3,242,186	$4,253	$833,289	$669,703
Interest income	14,881	9,268	178	22,947	38,927
Foreign tax withholding	(6,850)	(252,410)	(459)	(141,814)(a)	(92,444)
Total Income	86,718	2,999,044	3,972	714,422	616,186
Expenses
Investment advisory fees	86,628	490,955	—	295,549	241,652
Trustee fees	1,563	6,686	20	5,215	3,227
Administration fees	8,153	39,276	122	31,525	22,461
Legal fees	2,491	11,377	32	8,258	5,341
Independent auditors' fees and tax expenses	21,935	17,956	12,487	17,956	21,935
Printing fees	4,327	8,701	3,134	11,169	6,810
Custodian fees	16,205	26,885	6,362	17,829	25,329
Transfer agent fees	11,692	18,301	507	19,179	21,437
Distribution fees Class A	8,741	4,871	—	88,282	28,447
Distribution fees Class C	3,963	—	—	—	1,001
Distribution fees Class R	5,325	—	—	—	1,438
Sub-transfer agent and administrative service fees Institutional Class	2,759	29,987	—	3,813	14,765
Sub-transfer agent and administrative service fees Class A	4,559	1,516	—	47,990	11,444
Sub-transfer agent and administrative service fees Class C	263	—	—	—	126
Sub-transfer agent and administrative service fees Class R	1,685	—	—	—	567
Sub-transfer agent and administrative service fees Institutional Service Class	172	—	—	—	57
Fund accounting fees	408	1,964	6	1,576	1,123
Registration and filing fees	32,651	—	20	4,901	45,661
Other	15,902	35,592	8,758	35,855	27,549
Total expenses before reimbursed/waived expenses	229,422	694,067	31,448	589,097	480,370
Interest expense (Note 9)	269	2,422	—	5,232	292
Total operating expenses before reimbursed/waived expenses	229,691	696,489	31,448	594,329	480,662
Expenses reimbursed Institutional Class	(53,134)	(72,243)	(31,448)	(12,572)	(88,148)
Expenses reimbursed Class A	(34,669)	(3,260)	—	(123,240)	(50,452)
Expenses reimbursed Class C	(4,193)	—	—	—	(578)
Expenses reimbursed Class R	(10,561)	—	—	—	(1,271)
Expenses reimbursed Institutional Service Class	(1,524)	—	—	—	(264)
Net expenses	125,610	620,986	—	458,517	339,949
Net Investment Income	(38,892)	2,378,058	3,972	255,905	276,237
REALIZED/UNREALIZED GAIN/(LOSS) FROM INVESTMENTS:
Realized gain/(loss) on investment transactions	(5,231,465)	(124,951)	(6,820)	3,732,644	98,017
Realized gain/(loss) on foreign currency transactions	(1,883)	(132,929)	(1,896)	56,987	(43,151)
Net realized gain/(loss) from investments and foreign currency transactions	(5,233,348)	(257,880)	(8,716)	3,789,631	54,866
Net change in unrealized appreciation/(depreciation) on investment transactions (including $0, $0, $0, $46,440 and $(260,411) change in deferred capital gains tax, respectively)	4,504,631	9,696,297	25,265	11,883,605	7,282,112
Net change in unrealized appreciation/(depreciation) on forward foreign currency exchange contracts	—	134,582	—	—	— Amounts listed as “–” are $0 or round to $0. See Accompanying Notes to Financial Statements.
62	2024 Semi-Annual Report

Statements of Operations  (unaudited)  (continued)
For the Six-Months Ended April 30, 2024

	abrdn China A Share Equity Fund	abrdn Dynamic Dividend Fund	abrdn EM SMA Completion Fund	abrdn Emerging Markets Dividend Fund	abrdn Emerging Markets ex-China Fund
Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities denominated in foreign currencies	$—	$(3,092)	$3	$(64,843)	$20
Net change in unrealized appreciation/(depreciation) from investments, forward foreign currency exchange contracts and translation of assets and liabilities denominated in foreign currencies	4,504,631	9,827,787	25,268	11,818,762	7,282,132
Net realized/unrealized gain/(loss) from investments, forward foreign currency exchange contracts and translation of assets and liabilities denominated in foreign currencies	(728,717)	9,569,907	16,552	15,608,393	7,336,998
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(767,609)	$11,947,965	$20,524	$15,864,298	$7,613,235

(a)	Foreign tax withholding includes ($58,080) related to EU Reclaims. See Note 2i of the Notes to Financial Statements.
Amounts listed as “–” are $0 or round to $0.
See Accompanying Notes to Financial Statements.
2024 Semi-Annual Report	63

Statements of Operations  (unaudited)  (continued)
For the Six-Months Ended April 30, 2024

	abrdn Emerging Markets Fund	abrdn Emerging Markets Sustainable Leaders Fund	abrdn Focused U.S. Small Cap Equity Fund	abrdn Global Equity Impact Fund	abrdn Global Infrastructure Fund
Investment Income:
Dividend income	$20,158,116	$968,939(a)	$56,393	$308,728	$623,070
Interest income	842,557	15,000	5,295	23,070	864
Foreign tax withholding	(2,619,656)	(164,087)(a)	(1,468)	(41,095)(b)	(36,842)
Total Income	18,381,017	819,852	60,220	290,703	587,092
Expenses
Investment advisory fees	7,605,783	288,802	48,576	166,141	175,472
Trustee fees	123,470	4,950	892	3,032	3,076
Administration fees	676,070	28,880	5,181	17,722	17,176
Legal fees	199,491	8,061	1,451	5,058	4,986
Independent auditors' fees and tax expenses	21,935	21,935	18,454	17,956	17,956
Printing fees	107,951	7,669	4,295	6,785	5,972
Custodian fees	524,964	34,016	6,338	11,791	17,956
Transfer agent fees	133,605	45,856	9,661	14,839	11,520
Distribution fees Class A	53,532	12,591	8,953	32,146	13,638
Distribution fees Class C	9,935	152	—	—	—
Distribution fees Class R	251,661	6,108	5,795	—	—
Sub-transfer agent and administrative service fees Institutional Class	548,422	3,810	2,224	10,028	10,983
Sub-transfer agent and administrative service fees Class A	—	7,852	3,096	16,918	4,138
Sub-transfer agent and administrative service fees Class C	1,201	38	—	—	—
Sub-transfer agent and administrative service fees Class R	74,114	2,184	1,857	—	—
Sub-transfer agent and administrative service fees Institutional Service Class	362,404	16,792	180	—	—
Fund accounting fees	33,803	1,444	259	886	859
Registration and filing fees	48,021	32,904	26,372	3,822	15,302
Other	192,644	28,975	11,088	32,092	14,879
Total expenses before reimbursed/waived expenses	10,969,006	553,019	154,672	339,216	313,913
Interest expense (Note 9)	12,569	288	176	620	4,044
Total operating expenses before reimbursed/waived expenses	10,981,575	553,307	154,848	339,836	317,957
Expenses reimbursed Institutional Class	(796,982)	(13,937)	(20,753)	(39,907)	(65,114)
Expenses reimbursed Class A	(9,432)	(14,702)	(41,094)	(58,465)	(22,614)
Expenses reimbursed Class C	(1,638)	(82)	—	—	—
Expenses reimbursed Class R	(22,170)	(3,566)	(13,291)	—	—
Expenses reimbursed Institutional Service Class	(104,427)	(76,934)	(1,362)	—	—
Net expenses	10,046,926	444,086	78,348	241,464	230,229
Net Investment Income	8,334,091	375,766	(18,128)	49,239	356,863
REALIZED/UNREALIZED GAIN/(LOSS) FROM INVESTMENTS:
Realized gain/(loss) on investment transactions	(21,273,924)	(3,627,236)	705,035	1,048,289	2,219,998
Realized gain/(loss) on foreign currency transactions	(914,681)	(32,789)	238	36,939	1,732
Net realized gain/(loss) from investments and foreign currency transactions	(22,188,605)	(3,660,025)	705,273	1,085,228	2,221,730
Net change in unrealized appreciation/(depreciation) on investment transactions (including $(1,055,284), $(135,095), $0, $0 and $0 change in deferred capital gains tax, respectively)	210,331,693	11,529,987	1,666,444	4,692,177	3,182,286 Amounts listed as “–” are $0 or round to $0. See Accompanying Notes to Financial Statements.
64	2024 Semi-Annual Report

Statements of Operations  (unaudited)  (continued)
For the Six-Months Ended April 30, 2024

	abrdn Emerging Markets Fund	abrdn Emerging Markets Sustainable Leaders Fund	abrdn Focused U.S. Small Cap Equity Fund	abrdn Global Equity Impact Fund	abrdn Global Infrastructure Fund
Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities denominated in foreign currencies	$(26,438)	$(4,070)	$—	$(31,014)	$374
Net change in unrealized appreciation/(depreciation) from investments and translation of assets and liabilities denominated in foreign currencies	210,305,255	11,525,917	1,666,444	4,661,163	3,182,660
Net realized/unrealized gain/(loss) from investments and translation of assets and liabilities denominated in foreign currencies	188,116,650	7,865,892	2,371,717	5,746,391	5,404,390
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$196,450,741	$8,241,658	$2,353,589	$5,795,630	$5,761,253

(a)	Dividend Income includes $76,379 and Foreign tax withholding includes ($36,768) related to EU Reclaims. See Note 2i of the Notes to Financial Statements.
(b)	Foreign tax withholding includes ($19,368) related to EU Reclaims. See Note 2i of the Notes to Financial Statements.
Amounts listed as “–” are $0 or round to $0.
See Accompanying Notes to Financial Statements.
2024 Semi-Annual Report	65

Statements of Operations  (unaudited)  (concluded)
For the Six-Months Ended April 30, 2024

	abrdn International Small Cap Fund	abrdn Realty Income & Growth Fund	abrdn U.S. Small Cap Equity Fund	abrdn U.S. Sustainable Leaders Fund
Investment Income:
Dividend income	$956,285	$839,391	$1,845,452	$1,752,767
Interest income	77,101	4,470	148,276	249,905
Foreign tax withholding	(101,085)	—	(27,517)	(19,317)
Total Income	932,301	843,861	1,966,211	1,983,355
Expenses
Investment advisory fees	561,442	175,368	1,682,074	1,312,454
Trustee fees	9,482	2,589	28,650	23,919
Administration fees	54,583	15,021	160,749	143,321
Legal fees	15,419	4,230	46,340	39,038
Independent auditors' fees and tax expenses	20,940	16,216	19,697	18,454
Printing fees	12,987	5,162	31,499	13,522
Custodian fees	41,655	4,395	15,199	7,290
Transfer agent fees	41,405	10,437	79,217	84,268
Distribution fees Class A	70,658	419	119,597	293,516
Distribution fees Class C	1,759	—	80,994	1,513
Distribution fees Class R	4,434	—	8,493	—
Sub-transfer agent and administrative service fees Institutional Class	36,936	12,911	111,771	2,623
Sub-transfer agent and administrative service fees Class A	28,276	171	78,056	46,963
Sub-transfer agent and administrative service fees Class C	265	—	10,026	142
Sub-transfer agent and administrative service fees Class R	1,248	—	2,553	—
Sub-transfer agent and administrative service fees Institutional Service Class	—	—	26,244	35,310
Fund accounting fees	2,729	751	8,037	7,166
Registration and filing fees	27,697	14,668	38,514	27,951
Other	32,643	11,952	50,113	40,217
Total expenses before reimbursed/waived expenses	964,558	274,290	2,597,823	2,097,667
Interest expense (Note 9)	—	954	2,585	—
Total operating expenses before reimbursed/waived expenses	964,558	275,244	2,600,408	2,097,667
Expenses reimbursed Institutional Class	(119,901)	(85,902)	(219,168)	(5,089)
Expenses reimbursed Class A	(60,285)	(830)	(40,656)	(68,975)
Expenses reimbursed Class C	(640)	—	(16,914)	(226)
Expenses reimbursed Class R	(1,892)	—	(1,444)	—
Expenses reimbursed Institutional Service Class	—	—	(14,442)	(33,716)
Net expenses	781,840	188,512	2,307,784	1,989,661
Net Investment Income	150,461	655,349	(341,573)	(6,306)
REALIZED/UNREALIZED GAIN/(LOSS) FROM INVESTMENTS:
Realized gain/(loss) on investment transactions	(2,998,995)	817,186	4,472,882	(5,885,780)
Realized gain/(loss) on foreign currency transactions	22,147	9	9,240	1,795
Net realized gain/(loss) from investments and foreign currency transactions	(2,976,848)	817,195	4,482,122	(5,883,985)
Net change in unrealized appreciation/(depreciation) on investment transactions (including $(28,856), $0, $0 and $0 change in deferred capital gains tax, respectively)	24,412,230	1,418,380	61,063,508	65,916,780
Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities denominated in foreign currencies	(12,711)	14	—	47
Net change in unrealized appreciation/(depreciation) from investments and translation of assets and liabilities denominated in foreign currencies	24,399,519	1,418,394	61,063,508	65,916,827
Net realized/unrealized gain/(loss) from investments and translation of assets and liabilities denominated in foreign currencies	21,422,671	2,235,589	65,545,630	60,032,842
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$21,573,132	$2,890,938	$65,204,057	$60,026,536

Amounts listed as “–” are $0 or round to $0.
See Accompanying Notes to Financial Statements.
66	2024 Semi-Annual Report

Statements of Changes in Net Assets

	abrdn China A Share Equity Fund		abrdn Dynamic Dividend Fund		abrdn EM SMA Completion Fund
	Six-Months Ended April 30, 2024 (unaudited)	Year Ended October 31, 2023	Six-Months Ended April 30, 2024 (unaudited)	Year Ended October 31, 2023	Six-Months Ended April 30, 2024 (unaudited)	Period Ended October 31, 2023(a)
From Investment Activities:
Operations:
Net investment income	$(38,892)	$126,327	$2,378,058	$5,612,076	$3,972	$7,182
Net realized gain/(loss) from investments, forward foreign currency exchange contracts and foreign currency transactions	(5,233,348)	(9,020,161)	(257,880)	173,529	(8,716)	(15,322)
Net change in unrealized appreciation/(depreciation) from investments, forward foreign currency exchange contracts and translation of assets and liabilities denominated in foreign currencies	4,504,631	6,684,460	9,827,787	1,668,139	25,268	(47,981)
Changes in net assets resulting from operations	(767,609)	(2,209,374)	11,947,965	7,453,744	20,524	(56,121)
Distributions to Shareholders From:
Distributable earnings
Class A	(26,204)	—	(108,012)	(236,809)	—	—
Institutional Service Class	(2,754)	—	—	—	—	—
Institutional Class	(78,937)	—	(2,736,168)	(5,842,025)	(3,317)	—
Tax return of capital
Class A	—	—	—	(1,892)	—	—
Institutional Class	—	—	—	(45,952)	—	—
Change in net assets from shareholder distributions	(107,895)	—	(2,844,180)	(6,126,678)	(3,317)	—
Change in net assets from capital transactions	(3,536,484)	(4,464,878)	(3,616,035)	(10,235,550)	40,709	323,672
Change in net assets	(4,411,988)	(6,674,252)	5,487,750	(8,908,484)	57,916	267,551
Net Assets:
Beginning of period	24,086,942	30,761,194	91,547,944	100,456,428	267,551	—
End of period	$19,674,954	$24,086,942	$97,035,694	$91,547,944	$325,467	$267,551

(a)	For the period from January 27, 2023 (commencement of operations) through October 31, 2023.
Amounts listed as “–” are $0 or round to $0.
See Accompanying Notes to Financial Statements.
2024 Semi-Annual Report	67

Statements of Changes in Net Assets  (continued)

	abrdn China A Share Equity Fund		abrdn Dynamic Dividend Fund		abrdn EM SMA Completion Fund
	Six-Months Ended April 30, 2024 (unaudited)	Year Ended October 31, 2023	Six-Months Ended April 30, 2024 (unaudited)	Year Ended October 31, 2023	Six-Months Ended April 30, 2024 (unaudited)	Period Ended October 31, 2023(a)
Capital Transactions:
Class A Shares
Proceeds from shares issued	$1,986,884	$5,194,252	$82,805	$592,964	$—	$—
Dividends reinvested	22,461	—	90,225	185,707	—	—
Cost of shares redeemed	(2,809,667)	(6,375,831)	(335,489)	(1,310,921)	—	—
Total Class A	(800,322)	(1,181,579)	(162,459)	(532,250)	—	—
Class C Shares
Proceeds from shares issued	—	57,522	—	—	—	—
Dividends reinvested	—	—	—	—	—	—
Cost of shares redeemed	(222,179)	(592,324)	—	—	—	—
Total Class C	(222,179)	(534,802)	—	—	—	—
Class R Shares
Proceeds from shares issued	411,025	2,823,701	—	—	—	—
Dividends reinvested	—	—	—	—	—	—
Cost of shares redeemed	(580,872)	(2,380,534)	—	—	—	—
Total Class R	(169,847)	443,167	—	—	—	—
Institutional Service Class Shares
Proceeds from shares issued	11,731	42,194	—	—	—	—
Dividends reinvested	2,740	—	—	—	—	—
Cost of shares redeemed	(48,439)	(15,847)	—	—	—	—
Total Institutional Service Class	(33,968)	26,347	—	—	—	—
Institutional Class Shares
Proceeds from shares issued	3,465,201	9,084,199	1,329,244	4,631,748	37,392	331,263
Dividends reinvested	78,729	—	2,367,152	5,082,172	3,317	—
Cost of shares redeemed	(5,854,098)	(12,302,210)	(7,149,972)	(19,417,220)	—	(7,591)
Total Institutional Class	(2,310,168)	(3,218,011)	(3,453,576)	(9,703,300)	40,709	323,672
Change in net assets from capital transactions:	$(3,536,484)	$(4,464,878)	$(3,616,035)	$(10,235,550)	$40,709	$323,672

(a)	For the period from January 27, 2023 (commencement of operations) through October 31, 2023.
Amounts listed as “–” are $0 or round to $0.
See Accompanying Notes to Financial Statements.
68	2024 Semi-Annual Report

Statements of Changes in Net Assets  (continued)

	abrdn China A Share Equity Fund		abrdn Dynamic Dividend Fund		abrdn EM SMA Completion Fund
	Six-Months Ended April 30, 2024 (unaudited)	Year Ended October 31, 2023	Six-Months Ended April 30, 2024 (unaudited)	Year Ended October 31, 2023	Six-Months Ended April 30, 2024 (unaudited)	Period Ended October 31, 2023(a)
Share Transactions:
Class A Shares
Issued	97,778	197,819	19,825	148,283	–	–
Reinvested	1,111	–	21,819	46,006	–	–
Redeemed	(138,127)	(251,295)	(81,125)	(326,632)	–	–
Total Class A Shares	(39,238)	(53,476)	(39,481)	(132,343)	–	–
Class C Shares
Issued	–	2,283	–	–	–	–
Reinvested	–	–	–	–	–	–
Redeemed	(11,681)	(25,007)	–	–	–	–
Total Class C Shares	(11,681)	(22,724)	–	–	–	–
Class R Shares
Issued	20,643	102,257	–	–	–	–
Reinvested	–	–	–	–	–	–
Redeemed	(29,579)	(94,387)	–	–	–	–
Total Class R Shares	(8,936)	7,870	–	–	–	–
Institutional Service Class Shares
Issued	530	1,497	–	–	–	–
Reinvested	134	–	–	–	–	–
Redeemed	(2,443)	(642)	–	–	–	–
Total Institutional Service Class Shares	(1,779)	855	–	–	–	–
Institutional Class Shares
Issued	174,460	317,673	319,053	1,139,327	4,199	33,767
Reinvested	3,833	–	572,261	1,258,816	369	–
Redeemed	(282,907)	(481,946)	(1,721,740)	(4,784,758)	–	(820)
Total Institutional Class Shares	(104,614)	(164,273)	(830,426)	(2,386,615)	4,568	32,947
Total change in shares:	(166,248)	(231,748)	(869,907)	(2,518,958)	4,568	32,947

(a)	For the period from January 27, 2023 (commencement of operations) through October 31, 2023.
Amounts listed as “–” are 0 or round to 0.
See Accompanying Notes to Financial Statements.
2024 Semi-Annual Report	69

Statements of Changes in Net Assets  (continued)

	abrdn Emerging Markets Dividend Fund		abrdn Emerging Markets ex-China Fund		abrdn Emerging Markets Fund
	Six-Months Ended April 30, 2024 (unaudited)	Year Ended October 31, 2023	Six-Months Ended April 30, 2024 (unaudited)	Year Ended October 31, 2023	Six-Months Ended April 30, 2024 (unaudited)	Year Ended October 31, 2023
From Investment Activities:
Operations:
Net investment income	$255,905	$255,784	$276,237	$378,903	$8,334,091	$31,383,946
Net realized gain/(loss) from investments and foreign currency transactions	3,789,631	2,663	54,866	(140,475)	(22,188,605)	(20,307,060)
Net change in unrealized appreciation/(depreciation) from investments and translation of assets and liabilities denominated in foreign currencies	11,818,762	7,729,576	7,282,132	816,602	210,305,255	194,754,320
Changes in net assets resulting from operations	15,864,298	7,988,023	7,613,235	1,055,030	196,450,741	205,831,206
Distributions to Shareholders From:
Distributable earnings
Class A	—	(5,324,309)	(112,037)	(4,756,449)	(404,695)	(888,931)
Class C	—	—	—	(32,983)	(391)	(21,039)
Class R	—	—	(1,443)	(140,911)	(928,377)	(1,335,257)
Institutional Service Class	—	—	(1,155)	(55,201)	(7,007,136)	(9,738,793)
Institutional Class	—	(701,988)	(185,817)	(974,995)	(16,530,067)	(28,752,203)
Change in net assets from shareholder distributions	—	(6,026,297)	(300,452)	(5,960,539)	(24,870,666)	(40,736,223)
Change in net assets from capital transactions	(7,239,445)	(12,655,116)	17,536,290	21,271,829	(473,273,820)	(649,848,035)
Change in net assets	8,624,853	(10,693,390)	24,849,073	16,366,320	(301,693,745)	(484,753,052)
Net Assets:
Beginning of period	71,320,095	82,013,485	41,012,846	24,646,526	1,776,760,849	2,261,513,901
End of period	$79,944,948	$71,320,095	$65,861,919	$41,012,846	$1,475,067,104	$1,776,760,849
Amounts listed as “–” are $0 or round to $0.
See Accompanying Notes to Financial Statements.
70	2024 Semi-Annual Report

Statements of Changes in Net Assets  (continued)

	abrdn Emerging Markets Dividend Fund		abrdn Emerging Markets ex-China Fund		abrdn Emerging Markets Fund
	Six-Months Ended April 30, 2024 (unaudited)	Year Ended October 31, 2023	Six-Months Ended April 30, 2024 (unaudited)	Year Ended October 31, 2023	Six-Months Ended April 30, 2024 (unaudited)	Year Ended October 31, 2023
Capital Transactions:
Class A Shares
Proceeds from shares issued	$232,619	$741,850	$1,700,675	$1,958,180	$3,455,535	$12,274,473
Dividends reinvested	—	5,115,908	105,943	4,454,545	347,254	614,614
Cost of shares redeemed	(6,050,141)	(11,265,194)	(1,410,660)	(2,983,503)	(12,345,967)	(38,045,587)
Total Class A	(5,817,522)	(5,407,436)	395,958	3,429,222	(8,543,178)	(25,156,500)
Class C Shares
Proceeds from shares issued	—	—	151,984	46,036	5,442	291,548
Dividends reinvested	—	—	—	32,955	377	17,548
Cost of shares redeemed	—	—	(33,861)	(35,727)	(403,861)	(2,778,650)
Total Class C	—	—	118,123	43,264	(398,042)	(2,469,554)
Class R Shares
Proceeds from shares issued	—	—	22,781	113,913	2,830,068	6,384,949
Dividends reinvested	—	—	1,401	137,915	928,326	1,333,126
Cost of shares redeemed	—	—	(79,939)	(220,782)	(5,367,183)	(10,749,281)
Total Class R	—	—	(55,757)	31,046	(1,608,789)	(3,031,206)
Institutional Service Class Shares
Proceeds from shares issued	—	—	80,036	44,950	2,703,291	45,598,969
Dividends reinvested	—	—	1,155	55,201	7,005,231	9,735,404
Cost of shares redeemed	—	—	(21,324)	(228,936)	(78,574,541)	(102,773,176)
Total Institutional Service Class	—	—	59,867	(128,785)	(68,866,019)	(47,438,803)
Institutional Class Shares
Proceeds from shares issued	374,027	450,460	24,513,815	25,228,249	80,425,688	199,709,758
Dividends reinvested	—	644,247	185,458	966,643	12,439,531	20,681,800
Cost of shares redeemed	(1,795,950)	(8,342,387)	(7,681,174)	(8,297,810)	(486,723,011)	(792,143,530)
Total Institutional Class	(1,421,923)	(7,247,680)	17,018,099	17,897,082	(393,857,792)	(571,751,972)
Change in net assets from capital transactions:	$(7,239,445)	$(12,655,116)	$17,536,290	$21,271,829	$(473,273,820)	$(649,848,035)
Amounts listed as “–” are $0 or round to $0.
See Accompanying Notes to Financial Statements.
2024 Semi-Annual Report	71

Statements of Changes in Net Assets  (continued)

	abrdn Emerging Markets Dividend Fund		abrdn Emerging Markets ex-China Fund		abrdn Emerging Markets Fund
	Six-Months Ended April 30, 2024 (unaudited)	Year Ended October 31, 2023	Six-Months Ended April 30, 2024 (unaudited)	Year Ended October 31, 2023	Six-Months Ended April 30, 2024 (unaudited)	Year Ended October 31, 2023
Share Transactions:
Class A Shares
Issued	8,957	29,579	143,822	174,756	269,481	957,427
Reinvested	–	224,776	9,125	447,693	27,172	49,169
Redeemed	(233,350)	(466,115)	(122,539)	(277,378)	(957,076)	(3,022,868)
Total Class A Shares	(224,393)	(211,760)	30,408	345,071	(660,423)	(2,016,272)
Class C Shares
Issued	–	–	14,296	4,800	416	23,313
Reinvested	–	–	–	3,732	30	1,418
Redeemed	–	–	(3,518)	(3,542)	(32,029)	(222,865)
Total Class C Shares	–	–	10,778	4,990	(31,583)	(198,134)
Class R Shares
Issued	–	–	2,146	10,996	225,351	506,935
Reinvested	–	–	131	15,007	73,852	108,208
Redeemed	–	–	(7,384)	(21,917)	(424,292)	(854,803)
Total Class R Shares	–	–	(5,107)	4,086	(125,089)	(239,660)
Institutional Service Class Shares
Issued	–	–	6,893	4,040	209,000	3,701,217
Reinvested	–	–	97	5,412	548,140	778,210
Redeemed	–	–	(1,815)	(22,634)	(6,158,550)	(8,146,881)
Total Institutional Service Class Shares	–	–	5,175	(13,182)	(5,401,410)	(3,667,454)
Institutional Class Shares
Issued	14,158	17,660	2,071,340	2,265,416	6,165,444	15,507,628
Reinvested	–	27,450	15,824	96,375	967,304	1,644,022
Redeemed	(66,531)	(322,064)	(636,722)	(721,469)	(37,296,469)	(61,761,696)
Total Institutional Class Shares	(52,373)	(276,954)	1,450,442	1,640,322	(30,163,721)	(44,610,046)
Total change in shares:	(276,766)	(488,714)	1,491,696	1,981,287	(36,382,226)	(50,731,566)
Amounts listed as “–” are 0 or round to 0.
See Accompanying Notes to Financial Statements.
72	2024 Semi-Annual Report

Statements of Changes in Net Assets  (continued)

	abrdn Emerging Markets Sustainable Leaders Fund		abrdn Focused U.S. Small Cap Equity Fund		abrdn Global Equity Impact Fund
	Six-Months Ended April 30, 2024 (unaudited)	Year Ended October 31, 2023	Six-Months Ended April 30, 2024 (unaudited)	Year Ended October 31, 2023	Six-Months Ended April 30, 2024 (unaudited)	Year Ended October 31, 2023
From Investment Activities:
Operations:
Net investment income (loss)	$375,766	$1,109,361	$(18,128)	$(27,384)	$49,239	$308,588
Net realized gain/(loss) from investments and foreign currency transactions	(3,660,025)	(23,494,179)	705,273	(1,568,318)	1,085,228	1,788,388
Net change in unrealized appreciation/(depreciation) from investments and translation of assets and liabilities denominated in foreign currencies	11,525,917	29,357,434	1,666,444	395,733	4,661,163	(1,142,860)
Changes in net assets resulting from operations	8,241,658	6,972,616	2,353,589	(1,199,969)	5,795,630	954,116
Distributions to Shareholders From:
Distributable earnings
Class A	(122,875)	(171,618)	—	—	(263,696)	(1,341,529)
Class C	—	(42)	—	—	—	—
Class R	(26,789)	(29,935)	—	—	—	—
Institutional Service Class	(818,538)	(988,508)	—	—	—	—
Institutional Class	(106,401)	(197,328)	—	—	(251,255)	(1,047,552)
Change in net assets from shareholder distributions	(1,074,603)	(1,387,431)	—	—	(514,951)	(2,389,081)
Change in net assets from capital transactions	(7,398,170)	(48,756,499)	(1,304,525)	(3,316,057)	(5,060,598)	(2,156,440)
Change in net assets	(231,115)	(43,171,314)	1,049,064	(4,516,026)	220,081	(3,591,405)
Net Assets:
Beginning of period	70,161,141	113,332,455	11,447,979	15,964,005	42,778,891	46,370,296
End of period	$69,930,026	$70,161,141	$12,497,043	$11,447,979	$42,998,972	$42,778,891
Amounts listed as “–” are $0 or round to $0.
See Accompanying Notes to Financial Statements.
2024 Semi-Annual Report	73

Statements of Changes in Net Assets  (continued)

	abrdn Emerging Markets Sustainable Leaders Fund		abrdn Focused U.S. Small Cap Equity Fund		abrdn Global Equity Impact Fund
	Six-Months Ended April 30, 2024 (unaudited)	Year Ended October 31, 2023	Six-Months Ended April 30, 2024 (unaudited)	Year Ended October 31, 2023	Six-Months Ended April 30, 2024 (unaudited)	Year Ended October 31, 2023
Capital Transactions:
Class A Shares
Proceeds from shares issued	$199,600	$753,809	$400,054	$258,266	$243,997	$1,058,951
Dividends reinvested	108,667	153,121	—	—	249,520	1,269,842
Cost of shares redeemed	(1,704,570)	(2,748,024)	(965,820)	(1,523,549)	(4,395,084)	(2,978,749)
Total Class A	(1,396,303)	(1,841,094)	(565,766)	(1,265,283)	(3,901,567)	(649,956)
Class C Shares
Proceeds from shares issued	—	14	—	—	—	—
Dividends reinvested	—	42	—	—	—	—
Cost of shares redeemed	(10,162)	(197,336)	—	—	—	—
Total Class C	(10,162)	(197,280)	—	—	—	—
Class R Shares
Proceeds from shares issued	241,388	364,714	370,611	371,358	—	—
Dividends reinvested	26,736	29,881	—	—	—	—
Cost of shares redeemed	(534,868)	(511,133)	(445,394)	(415,902)	—	—
Total Class R	(266,744)	(116,538)	(74,783)	(44,544)	—	—
Institutional Service Class Shares
Proceeds from shares issued	302,589	634,095	22,304	24,646	—	—
Dividends reinvested	780,716	940,192	—	—	—	—
Cost of shares redeemed	(6,033,988)	(6,811,394)	(47,892)	(55,610)	—	—
Total Institutional Service Class	(4,950,683)	(5,237,107)	(25,588)	(30,964)	—	—
Institutional Class Shares
Proceeds from shares issued	624,390	1,690,069	117,584	382,594	144,798	669,409
Dividends reinvested	104,965	194,860	—	—	222,829	928,599
Cost of shares redeemed	(1,503,633)	(43,249,409)	(755,972)	(2,357,860)	(1,526,658)	(3,104,492)
Total Institutional Class	(774,278)	(41,364,480)	(638,388)	(1,975,266)	(1,159,031)	(1,506,484)
Change in net assets from capital transactions:	$(7,398,170)	$(48,756,499)	$(1,304,525)	$(3,316,057)	$(5,060,598)	$(2,156,440)
Amounts listed as “–” are $0 or round to $0.
See Accompanying Notes to Financial Statements.
74	2024 Semi-Annual Report

Statements of Changes in Net Assets  (continued)

	abrdn Emerging Markets Sustainable Leaders Fund		abrdn Focused U.S. Small Cap Equity Fund		abrdn Global Equity Impact Fund
	Six-Months Ended April 30, 2024 (unaudited)	Year Ended October 31, 2023	Six-Months Ended April 30, 2024 (unaudited)	Year Ended October 31, 2023	Six-Months Ended April 30, 2024 (unaudited)	Year Ended October 31, 2023
Share Transactions:
Class A Shares
Issued	18,837	72,661	58,087	40,277	17,383	75,119
Reinvested	10,349	15,012	–	–	17,621	92,621
Redeemed	(164,251)	(262,073)	(139,396)	(239,072)	(314,561)	(211,139)
Total Class A Shares	(135,065)	(174,400)	(81,309)	(198,795)	(279,557)	(43,399)
Class C Shares
Issued	–	2	–	–	–	–
Reinvested	–	4	–	–	–	–
Redeemed	(1,033)	(20,902)	–	–	–	–
Total Class C Shares	(1,033)	(20,896)	–	–	–	–
Class R Shares
Issued	24,750	37,105	63,941	68,338	–	–
Reinvested	2,728	3,135	–	–	–	–
Redeemed	(54,147)	(51,813)	(78,121)	(76,597)	–	–
Total Class R Shares	(26,669)	(11,573)	(14,180)	(8,259)	–	–
Institutional Service Class Shares
Issued	28,012	58,040	3,152	3,686	–	–
Reinvested	72,289	89,627	–	–	–	–
Redeemed	(554,192)	(635,121)	(7,283)	(8,000)	–	–
Total Institutional Service Class Shares	(453,891)	(487,454)	(4,131)	(4,314)	–	–
Institutional Class Shares
Issued	56,396	157,461	15,001	53,831	10,284	46,069
Reinvested	9,630	18,435	–	–	15,726	67,633
Redeemed	(138,175)	(4,345,669)	(98,117)	(331,519)	(108,217)	(223,301)
Total Institutional Class Shares	(72,149)	(4,169,773)	(83,116)	(277,688)	(82,207)	(109,599)
Total change in shares:	(688,807)	(4,864,096)	(182,736)	(489,056)	(361,764)	(152,998)
Amounts listed as “–” are 0 or round to 0.
See Accompanying Notes to Financial Statements.
2024 Semi-Annual Report	75

Statements of Changes in Net Assets  (continued)

	abrdn Global Infrastructure Fund		abrdn International Small Cap Fund		abrdn Realty Income & Growth Fund
	Six-Months Ended April 30, 2024 (unaudited)	Year Ended October 31, 2023	Six-Months Ended April 30, 2024 (unaudited)	Year Ended October 31, 2023	Six-Months Ended April 30, 2024 (unaudited)	Year Ended October 31, 2023
From Investment Activities:
Operations:
Net investment income	$356,863	$1,278,382	$150,461	$1,169,018	$655,349	$1,135,136
Net realized gain/(loss) from investments and foreign currency transactions	2,221,730	479,415	(2,976,848)	(24,439,192)	817,195	728,623
Net change in unrealized appreciation/(depreciation) from investments and translation of assets and liabilities denominated in foreign currencies	3,182,660	(1,075,074)	24,399,519	29,971,329	1,418,394	(3,008,343)
Changes in net assets resulting from operations	5,761,253	682,723	21,573,132	6,701,155	2,890,938	(1,144,584)
Distributions to Shareholders From:
Distributable earnings
Class A	(192,202)	(521,132)	(369,121)	(937,040)	(7,968)	(32,712)
Class C	—	—	—	(3,288)	—	—
Class R	—	—	(7,616)	(32,584)	—	—
Institutional Class	(601,337)	(1,726,422)	(702,261)	(2,192,455)	(929,777)	(3,593,964)
Change in net assets from shareholder distributions	(793,539)	(2,247,554)	(1,078,998)	(3,165,367)	(937,745)	(3,626,676)
Change in net assets from capital transactions	(4,188,457)	(4,943,954)	(20,017,159)	(53,732,742)	(1,446,085)	(2,601,329)
Change in net assets	779,257	(6,508,785)	476,975	(50,196,954)	507,108	(7,372,589)
Net Assets:
Beginning of period	40,486,111	46,994,896	128,286,214	178,483,168	34,616,738	41,989,327
End of period	$41,265,368	$40,486,111	$128,763,189	$128,286,214	$35,123,846	$34,616,738
Amounts listed as “–” are $0 or round to $0.
See Accompanying Notes to Financial Statements.
76	2024 Semi-Annual Report

Statements of Changes in Net Assets  (continued)

	abrdn Global Infrastructure Fund		abrdn International Small Cap Fund		abrdn Realty Income & Growth Fund
	Six-Months Ended April 30, 2024 (unaudited)	Year Ended October 31, 2023	Six-Months Ended April 30, 2024 (unaudited)	Year Ended October 31, 2023	Six-Months Ended April 30, 2024 (unaudited)	Year Ended October 31, 2023
Capital Transactions:
Class A Shares
Proceeds from shares issued	$145,080	$331,170	$486,912	$4,476,015	$160,992	$20,475
Dividends reinvested	157,362	430,907	354,810	901,341	5,728	24,005
Cost of shares redeemed	(824,582)	(1,732,897)	(4,659,864)	(12,822,651)	(31,736)	(134,011)
Total Class A	(522,140)	(970,820)	(3,818,142)	(7,445,295)	134,984	(89,531)
Class C Shares
Proceeds from shares issued	—	—	65,493	28,197	—	—
Dividends reinvested	—	—	—	3,288	—	—
Cost of shares redeemed	—	—	(72,856)	(69,957)	—	—
Total Class C	—	—	(7,363)	(38,472)	—	—
Class R Shares
Proceeds from shares issued	—	—	96,975	415,475	—	—
Dividends reinvested	—	—	7,614	32,542	—	—
Cost of shares redeemed	—	—	(161,805)	(830,704)	—	—
Total Class R	—	—	(57,216)	(382,687)	—	—
Institutional Class Shares
Proceeds from shares issued	788,967	3,029,659	3,277,399	14,673,322	255,132	245,962
Dividends reinvested	585,138	1,691,984	702,164	2,174,000	902,922	3,503,197
Cost of shares redeemed	(5,040,422)	(8,694,777)	(20,114,001)	(62,713,610)	(2,739,123)	(6,260,957)
Total Institutional Class	(3,666,317)	(3,973,134)	(16,134,438)	(45,866,288)	(1,581,069)	(2,511,798)
Change in net assets from capital transactions:	$(4,188,457)	$(4,943,954)	$(20,017,159)	$(53,732,742)	$(1,446,085)	$(2,601,329)
Amounts listed as “–” are $0 or round to $0.
See Accompanying Notes to Financial Statements.
2024 Semi-Annual Report	77

Statements of Changes in Net Assets  (continued)

	abrdn Global Infrastructure Fund		abrdn International Small Cap Fund		abrdn Realty Income & Growth Fund
	Six-Months Ended April 30, 2024 (unaudited)	Year Ended October 31, 2023	Six-Months Ended April 30, 2024 (unaudited)	Year Ended October 31, 2023	Six-Months Ended April 30, 2024 (unaudited)	Year Ended October 31, 2023
Share Transactions:
Class A Shares
Issued	6,501	15,296	18,001	170,980	14,859	1,948
Reinvested	6,931	20,046	13,040	35,458	528	2,349
Redeemed	(36,929)	(79,628)	(171,602)	(490,328)	(3,023)	(13,058)
Total Class A Shares	(23,497)	(44,286)	(140,561)	(283,890)	12,364	(8,761)
Class C Shares
Issued	–	–	2,709	1,191	–	–
Reinvested	–	–	–	146	–	–
Redeemed	–	–	(3,027)	(3,058)	–	–
Total Class C Shares	–	–	(318)	(1,721)	–	–
Class R Shares
Issued	–	–	3,888	17,098	–	–
Reinvested	–	–	302	1,381	–	–
Redeemed	–	–	(6,410)	(33,956)	–	–
Total Class R Shares	–	–	(2,220)	(15,477)	–	–
Institutional Class Shares
Issued	35,507	136,612	119,079	557,884	23,469	23,258
Reinvested	25,711	78,491	25,477	84,526	82,769	340,946
Redeemed	(228,597)	(406,658)	(737,534)	(2,358,303)	(255,602)	(600,390)
Total Institutional Class Shares	(167,379)	(191,555)	(592,978)	(1,715,893)	(149,364)	(236,186)
Total change in shares:	(190,876)	(235,841)	(736,077)	(2,016,981)	(137,000)	(244,947)
Amounts listed as “–” are 0 or round to 0.
See Accompanying Notes to Financial Statements.
78	2024 Semi-Annual Report

Statements of Changes in Net Assets  (continued)

	abrdn U.S. Small Cap Equity Fund		abrdn U.S. Sustainable Leaders Fund
	Six-Months Ended April 30, 2024 (unaudited)	Year Ended October 31, 2023	Six-Months Ended April 30, 2024 (unaudited)	Year Ended October 31, 2023
From Investment Activities:
Operations:
Net investment income (loss)	$(341,573)	$(1,622,933)	$(6,306)	$632,659
Net realized gain/(loss) from investments and foreign currency transactions	4,482,122	(59,887,042)	(5,883,985)	(31,853,046)
Net change in unrealized appreciation/(depreciation) from investments and translation of assets and liabilities denominated in foreign currencies	61,063,508	36,388,453	65,916,827	42,354,320
Changes in net assets resulting from operations	65,204,057	(25,121,522)	60,026,536	11,133,933
Distributions to Shareholders From:
Distributable earnings
Class A	—	(5,913,035)	(242,416)	(963,742)
Class C	—	(1,721,556)	—	(2,414)
Class R	—	(202,505)	—	—
Institutional Service Class	—	(1,601,455)	(321,771)	(409,828)
Institutional Class	—	(25,542,201)	(23,249)	(31,379)
Change in net assets from shareholder distributions	—	(34,980,752)	(587,436)	(1,407,363)
Change in net assets from capital transactions	(59,123,686)	(302,711,344)	(18,455,875)	(29,348,917)
Change in net assets	6,080,371	(362,813,618)	40,983,225	(19,622,347)
Net Assets:
Beginning of period	365,030,314	727,843,932	317,508,806	337,131,153
End of period	$371,110,685	$365,030,314	$358,492,031	$317,508,806
Amounts listed as “–” are $0 or round to $0.
See Accompanying Notes to Financial Statements.
2024 Semi-Annual Report	79

Statements of Changes in Net Assets  (continued)

	abrdn U.S. Small Cap Equity Fund		abrdn U.S. Sustainable Leaders Fund
	Six-Months Ended April 30, 2024 (unaudited)	Year Ended October 31, 2023	Six-Months Ended April 30, 2024 (unaudited)	Year Ended October 31, 2023
Capital Transactions:
Class A Shares
Proceeds from shares issued	$7,628,604	$13,008,753	$621,244	$579,382
Dividends reinvested	—	4,786,280	214,930	875,365
Cost of shares redeemed	(13,282,067)	(27,629,223)	(13,144,041)	(21,628,726)
Total Class A	(5,653,463)	(9,834,190)	(12,307,867)	(20,173,979)
Class C Shares
Proceeds from shares issued	275,317	1,999,206	25,300	290,815
Dividends reinvested	—	1,614,621	—	2,414
Cost of shares redeemed	(4,918,518)	(9,276,781)	(134,763)	(197,203)
Total Class C	(4,643,201)	(5,662,954)	(109,463)	96,026
Class R Shares
Proceeds from shares issued	539,995	630,204	—	—
Dividends reinvested	—	192,619	—	—
Cost of shares redeemed	(188,450)	(854,184)	—	—
Total Class R	351,545	(31,361)	—	—
Institutional Service Class Shares
Proceeds from shares issued	3,961,300	6,236,824	163,414	753,807
Dividends reinvested	—	1,545,659	315,660	404,905
Cost of shares redeemed	(4,015,376)	(6,713,328)	(5,948,287)	(9,090,927)
Total Institutional Service Class	(54,076)	1,069,155	(5,469,213)	(7,932,215)
Institutional Class Shares
Proceeds from shares issued	18,177,207	80,441,718	784,870	1,097,691
Dividends reinvested	—	22,298,024	22,193	30,699
Cost of shares redeemed	(67,301,698)	(390,991,736)	(1,376,395)	(2,467,139)
Total Institutional Class	(49,124,491)	(288,251,994)	(569,332)	(1,338,749)
Change in net assets from capital transactions:	$(59,123,686)	$(302,711,344)	$(18,455,875)	$(29,348,917)
Amounts listed as “–” are $0 or round to $0.
See Accompanying Notes to Financial Statements.
80	2024 Semi-Annual Report

Statements of Changes in Net Assets  (concluded)

	abrdn U.S. Small Cap Equity Fund		abrdn U.S. Sustainable Leaders Fund
	Six-Months Ended April 30, 2024 (unaudited)	Year Ended October 31, 2023	Six-Months Ended April 30, 2024 (unaudited)	Year Ended October 31, 2023
Share Transactions:
Class A Shares
Issued	248,230	435,773	55,302	58,031
Reinvested	–	169,726	19,755	90,711
Redeemed	(438,277)	(933,504)	(1,182,250)	(2,173,816)
Total Class A Shares	(190,047)	(328,005)	(1,107,193)	(2,025,074)
Class C Shares
Issued	12,360	92,000	3,407	41,035
Reinvested	–	78,152	–	348
Redeemed	(223,982)	(427,812)	(17,542)	(27,636)
Total Class C Shares	(211,622)	(257,660)	(14,135)	13,747
Class R Shares
Issued	20,671	25,276	–	–
Reinvested	–	8,039	–	–
Redeemed	(7,174)	(33,247)	–	–
Total Class R Shares	13,497	68	–	–
Institutional Service Class Shares
Issued	117,900	192,089	13,008	66,985
Reinvested	–	49,256	25,726	37,216
Redeemed	(116,147)	(204,239)	(471,020)	(812,255)
Total Institutional Service Class Shares	1,753	37,106	(432,286)	(708,054)
Institutional Class Shares
Issued	531,598	2,457,296	59,846	95,661
Reinvested	–	708,099	1,793	2,798
Redeemed	(1,968,764)	(11,771,742)	(107,672)	(220,421)
Total Institutional Class Shares	(1,437,166)	(8,606,347)	(46,033)	(121,962)
Total change in shares:	(1,823,585)	(9,154,838)	(1,599,647)	(2,841,343)

Amounts listed as “–” are 0 or round to 0.
See Accompanying Notes to Financial Statements.
2024 Semi-Annual Report	81

Financial Highlights
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

abrdn China A Share Equity Fund
		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period
Class A Shares
Six-Months Ended April 30, 2024*	$21.48	$(0.05)	$(0.71)	$ (0.76)	$ (0.08)	$ –	$ (0.08)	$ 20.64
Year Ended October 31, 2023	22.74	0.06	(1.32)	(1.26)	–	–	–	21.48
Year Ended October 31, 2022	37.76	0.01	(14.09)	(14.08)	–	(0.94)	(0.94)	22.74
Year Ended October 31, 2021	33.90	(0.11)	4.50	4.39	–	(0.53)	(0.53)	37.76
Year Ended October 31, 2020	25.61	0.08	9.29	9.37	–(i)	(1.08)	(1.08)	33.90
Year Ended October 31, 2019	19.86	0.07	5.72	5.79	(0.04)	–	(0.04)	25.61
Class C Shares
Six-Months Ended April 30, 2024*	19.95	(0.11)	(0.66)	(0.77)	–	–	–	19.18
Year Ended October 31, 2023	21.25	(0.10)	(1.20)	(1.30)	–	–	–	19.95
Year Ended October 31, 2022	35.58	(0.22)	(13.17)	(13.39)	–	(0.94)	(0.94)	21.25
Year Ended October 31, 2021	32.18	(0.31)	4.24	3.93	–	(0.53)	(0.53)	35.58
Year Ended October 31, 2020	24.52	(0.09)	8.83	8.74	–	(1.08)	(1.08)	32.18
Year Ended October 31, 2019	19.12	(0.21)	5.61	5.40	–	–	–	24.52
Class R Shares
Six-Months Ended April 30, 2024*	20.75	(0.08)	(0.69)	(0.77)	–	–	–	19.98
Year Ended October 31, 2023	22.03	(0.03)	(1.25)	(1.28)	–	–	–	20.75
Year Ended October 31, 2022	36.71	(0.06)	(13.68)	(13.74)	–	(0.94)	(0.94)	22.03
Year Ended October 31, 2021	33.07	(0.23)	4.40	4.17	–	(0.53)	(0.53)	36.71
Year Ended October 31, 2020	25.08	(0.06)	9.13	9.07	–	(1.08)	(1.08)	33.07
Year Ended October 31, 2019	19.48	0.02	5.58	5.60	–	–	–	25.08
Institutional Service Class Shares
Six-Months Ended April 30, 2024*	21.75	(0.02)	(0.72)	(0.74)	(0.17)	–	(0.17)	20.84
Year Ended October 31, 2023	22.96	0.12	(1.33)	(1.21)	–	–	–	21.75
Year Ended October 31, 2022	38.05	0.05	(14.18)	(14.13)	(0.02)	(0.94)	(0.96)	22.96
Year Ended October 31, 2021	34.11	(0.04)	4.53	4.49	(0.02)	(0.53)	(0.55)	38.05
Year Ended October 31, 2020	25.75	0.15	9.34	9.49	(0.05)	(1.08)	(1.13)	34.11
Year Ended October 31, 2019	19.98	0.11	5.76	5.87	(0.10)	–	(0.10)	25.75
Institutional Class Shares
Six-Months Ended April 30, 2024*	21.90	(0.02)	(0.71)	(0.73)	(0.17)	–	(0.17)	21.00
Year Ended October 31, 2023	23.10	0.15	(1.35)	(1.20)	–	–	–	21.90
Year Ended October 31, 2022	38.24	0.06	(14.23)	(14.17)	(0.03)	(0.94)	(0.97)	23.10
Year Ended October 31, 2021	34.26	0.12	4.43	4.55	(0.04)	(0.53)	(0.57)	38.24
Year Ended October 31, 2020	25.85	0.05	9.51	9.56	(0.07)	(1.08)	(1.15)	34.26
Year Ended October 31, 2019	20.03	0.26	5.64	5.90	(0.08)	–	(0.08)	25.85

*	Unaudited
(a)	Net investment income/(loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	Not Annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	Includes interest expense that amounts to 0.03% for the year ended October 31, 2023. Includes interest expense that amounts to less than 0.01% for the six months ended April 30, 2024 and the years ended October 31, 2022, October 31, 2021, October 31, 2020, and October 31, 2019, respectively.
(h)	The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.
(i)	Less than $0.005 per share.
Amounts listed as “–” are $0 or round to $0.
See Accompanying Notes to Financial Statements.
82	2024 Semi-Annual Report

Financial Highlights  (continued)
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

abrdn China A Share Equity Fund  (concluded)
	Ratios/Supplemental Data
Total Return (b)(c)	Net Assets at End of Period (000's)	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(d)(e)	Ratio of Net Investment Income (Loss) to Average Net Assets (d)	Portfolio Turnover (c)(f)

(3.54%)	$ 6,809	1.37%(g)	2.36%(g)	(0.52%)	18.72%
(5.54%)	7,929	1.38%(g)	1.79%(g)	0.23%	36.32%
(38.20%)	9,609	1.33%(g)	1.78%(g)	0.04%	23.60%
12.98%(h)	18,476	1.32%(g)	1.58%(g)	(0.28%)	45.21%
38.06%(h)	10,888	1.32%(g)	2.55%(g)	0.28%	56.48%
29.21%	8,685	1.60%(g)	3.19%(g)	0.30%	115.09%

(3.86%)	724	1.99%(g)	3.05%(g)	(1.14%)	18.72%
(6.12%)	986	2.02%(g)	2.49%(g)	(0.42%)	36.32%
(38.62%)	1,533	1.99%(g)	2.51%(g)	(0.76%)	23.60%
12.23%	3,782	1.99%(g)	2.33%(g)	(0.86%)	45.21%
37.13%	587	1.99%(g)	3.37%(g)	(0.37%)	56.48%
28.24%	839	2.38%(g)	3.99%(g)	(0.96%)	115.09%

(3.71%)	2,116	1.65%(g)	2.64%(g)	(0.79%)	18.72%
(5.81%)	2,382	1.67%(g)	2.08%(g)	(0.12%)	36.32%
(38.37%)	2,356	1.61%(g)	2.06%(g)	(0.22%)	23.60%
12.63%(h)	4,557	1.64%(g)	1.90%(g)	(0.62%)	45.21%
37.63%(h)	3,215	1.62%(g)	2.85%(g)	(0.23%)	56.48%
28.75%	2,682	1.92%(g)	3.52%(g)	0.07%	115.09%

(3.40%)	297	1.11%(g)	2.10%(g)	(0.22%)	18.72%
(5.27%)	349	1.12%(g)	1.53%(g)	0.47%	36.32%
(38.07%)	349	1.10%(g)	1.55%(g)	0.15%	23.60%
13.21%	959	1.08%(g)	1.34%(g)	(0.10%)	45.21%
38.37%	639	1.09%(g)	2.32%(g)	0.55%	56.48%
29.52%	543	1.40%(g)	2.96%(g)	0.45%	115.09%

(3.33%)	9,729	0.99%(g)	2.04%(g)	(0.15%)	18.72%
(5.19%)	12,440	1.03%(g)	1.49%(g)	0.56%	36.32%
(37.99%)	16,915	0.99%(g)	1.51%(g)	0.19%	23.60%
13.33%	60,300	0.99%(g)	1.33%(g)	0.32%	45.21%
38.55%	4,919	0.99%(g)	2.34%(g)	0.20%	56.48%
29.59%	1,336	1.16%(g)	2.97%(g)	1.09%	115.09%
2024 Semi-Annual Report	83

Financial Highlights  (continued)
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

abrdn Dynamic Dividend Fund
		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Tax Return of Capital	Total Distributions
Class A Shares
Six-Months Ended April 30, 2024*	$3.77	$0.10	$0.38	$ 0.48	$ (0.11)	$ –	$ –	$ (0.11)
Year Ended October 31, 2023	3.75	0.21	0.04	0.25	(0.23)	–	–(h)	(0.23)
Year Ended October 31, 2022	4.74	0.20(i)	(0.95)	(0.75)	(0.22)	(0.01)	(0.01)	(0.24)
Year Ended October 31, 2021	3.68	0.23	1.06	1.29	(0.23)	–	–	(0.23)
Year Ended October 31, 2020	3.99	0.20	(0.28)	(0.08)	(0.23)	–	–	(0.23)
Year Ended October 31, 2019	3.85	0.23	0.14	0.37	(0.23)	–	–	(0.23)
Institutional Class Shares
Six-Months Ended April 30, 2024*	3.77	0.10	0.39	0.49	(0.12)	–	–	(0.12)
Year Ended October 31, 2023	3.75	0.22	0.04	0.26	(0.24)	–	–(h)	(0.24)
Year Ended October 31, 2022	4.74	0.21(i)	(0.95)	(0.74)	(0.23)	(0.01)	(0.01)	(0.25)
Year Ended October 31, 2021	3.69	0.24	1.05	1.29	(0.24)	–	–	(0.24)
Year Ended October 31, 2020	4.00	0.21	(0.28)	(0.07)	(0.24)	–	–	(0.24)
Year Ended October 31, 2019	3.85	0.24	0.15	0.39	(0.24)	–	–	(0.24)

*	Unaudited
(a)	Net investment income/(loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	Not Annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	Includes interest expense that amounts to less than 0.01%.
(h)	Less than $0.005 per share.
(i)	Included within Net Investment Income per share, Total Return, and Ratio of Net Investment Income to Average Net Assets reflects the effects of a liability accrued on
February 28, 2022 relating to withholding tax refunds that the Fund previously received and recorded which are being contested by the local tax authority. The accrued liability resulted in a decrease in net assets of approximately 0.87% as of October 31, 2022. (See Note 2i of the Notes to Financial Statements). If such amounts were excluded, the Net Investment Income per share, Total Return, and Ratio of Net Investment Loss to Average Net Assets for Class A Shares would have been $0.24,
(15.67%), and 5.49%, respectively. For Institutional Class Shares, these amounts would have been $0.24, (15.45%), and 5.67%, respectively.
(j)	The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.
Amounts listed as “–” are $0 or round to $0.
See Accompanying Notes to Financial Statements.
84	2024 Semi-Annual Report

Financial Highlights  (continued)
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

abrdn Dynamic Dividend Fund  (concluded)
		Ratios/Supplemental Data
Net Asset Value, End of Period	Total Return (b)(c)	Net Assets at End of Period (000's)	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(d)(e)	Ratio of Net Investment Income (Loss) to Average Net Assets (d)	Portfolio Turnover (c)(f)

$ 4.14	12.90%	$ 3,815	1.50%(g)	1.67%(g)	4.61%	41.92%
3.77	6.41%	3,619	1.56%(g)	1.69%(g)	5.16%	62.85%
3.75	(16.34%)(i)	4,094	1.50%	1.61%	4.62%(i)	78.51%
4.74	35.40%	4,986	1.50%	1.66%	5.03%	59.28%
3.68	(2.04%)(j)	3,885	1.50%	1.60%	5.20%	85.01%
3.99	10.02%(j)	4,399	1.50%	1.61%	6.00%	105.70%

4.14	13.04%	93,221	1.25%(g)	1.40%(g)	4.85%	41.92%
3.77	6.67%	87,929	1.31%(g)	1.42%(g)	5.42%	62.85%
3.75	(16.12%)(i)	96,362	1.25%	1.34%	4.81%(i)	78.51%
4.74	35.36%	123,166	1.25%	1.39%	5.26%	59.28%
3.69	(1.77%)	100,350	1.25%	1.35%	5.37%	85.01%
4.00	10.60%	122,197	1.25%	1.33%	6.21%	105.70%
2024 Semi-Annual Report	85

Financial Highlights  (continued)
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

abrdn EM SMA Completion Fund
		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)
Institutional Class Shares
Six-Months Ended April 30, 2024*	$8.12	$0.11	$0.55	$ 0.66	$ (0.10)	$ (0.10)	$ 8.68	8.07%
Period Ended October 31, 2023(h)	10.00	0.24	(2.12)	(1.88)	–	–	8.12	(18.80%)

*	Unaudited
(a)	Net investment income/(loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	Not Annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	Amounts listed as “–” are 0% or round to 0%
(h)	For the period from January 27, 2023 (commencement of operations) through October 31, 2023.
Amounts listed as “–” are $0 or round to $0.
See Accompanying Notes to Financial Statements.
86	2024 Semi-Annual Report

Financial Highlights  (continued)
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

abrdn EM SMA Completion Fund  (concluded)
Ratios/Supplemental Data
Net Assets at End of Period (000's)	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(d)(e)	Ratio of Net Investment Income (Loss) to Average Net Assets (d)	Portfolio Turnover (c)(f)

$ 325	–(g)	20.56%	2.60%	17.36%
268	–(g)	27.99%	3.52%	30.12%

2024 Semi-Annual Report	87

Financial Highlights  (continued)
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

abrdn Emerging Markets Dividend Fund
		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return (b)
Class A Shares
Six-Months Ended April 30, 2024*	$22.28	$0.08	$4.99	$ 5.07	$ –	$ –	$ 27.35	22.76%
Year Ended October 31, 2023	22.17	0.06	1.82	1.88	(1.77)	(1.77)	22.28	8.33%
Year Ended October 31, 2022	34.93	0.34(h)	(13.10)	(12.76)	–	–	22.17	(36.53%)(h)(i)
Year Ended October 31, 2021	26.19	(0.12)	9.05	8.93	(0.19)	(0.19)	34.93	34.20%
Year Ended October 31, 2020	26.95	0.17	0.29	0.46	(1.22)	(1.22)	26.19	1.63%(j)
Year Ended October 31, 2019	23.64	0.81(k)	2.70	3.51	(0.20)	(0.20)	26.95	15.02%(k)
Institutional Class Shares
Six-Months Ended April 30, 2024*	23.02	0.11	5.16	5.27	–	–	28.29	22.89%
Year Ended October 31, 2023	22.88	0.17	1.84	2.01	(1.87)	(1.87)	23.02	8.61%
Year Ended October 31, 2022	35.96	0.42(h)	(13.50)	(13.08)	–	–	22.88	(36.37%)(h)(i)
Year Ended October 31, 2021	26.98	(0.04)	9.32	9.28	(0.30)	(0.30)	35.96	34.56%
Year Ended October 31, 2020	27.74	0.24	0.30	0.54	(1.30)	(1.30)	26.98	1.86%(j)
Year Ended October 31, 2019	24.27	0.91(k)	2.77	3.68	(0.21)	(0.21)	27.74	15.34%(k)

*	Unaudited
(a)	Net investment income/(loss) is based on average shares outstanding during the period.
(b)	Not Annualized for periods less than one year.
(c)	Beginning with the year ended October 31, 2022, income taxes on recovered refunds were included in foreign tax withholding on the Statement of Operations and, as such, are not included within the ratios of expenses to average net assets. Income taxes on recovered refunds for years prior to October 31, 2022 were reflected as expenses on the Statement of Operations and included within the ratios of expenses to average net assets.
(d)	Annualized for periods less than one year.
(e)	Includes interest expense that amounts to less than 0.01%.
(f)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(g)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(h)	Included within Net Investment Income per share, Total Return, and Ratio of Net Investment Income to Average Net Assets are the effects of withholding tax refunds and income taxes on recovered refunds (See Note 2i of the Notes to Financial Statements). If such amounts were excluded, the Net Investment Income per share, Total Return, and Ratio of Net Investment Loss to Average Net Assets for Class A Shares would have been $0.07, (37.36%), and 0.24%, respectively. For Institutional Class Shares, these amounts would have been $0.08, (37.18%), and 0.29%, respectively.
(i)	The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.
(j)	Included within Total Return is the effect of withholding tax refunds and income taxes on recovered refunds (See Note 2i of the Notes to Financial Statements). If such amounts were excluded, the Total Return for Class A Shares would have been (0.38%). For Institutional Class Shares, this amount would have been (0.11%).
(k)	Included within Net Investment Income per share, Total Return, and Ratio of Net Investment Income to Average Net Assets are the effects of withholding tax refunds and income taxes on recovered refunds (See Note 2i of the Notes to Financial Statements). If such amounts were excluded, the Net Investment Income per share, Total Return, and Ratio of Net Investment Loss to Average Net Assets for Class A Shares would have been $0.28, 12.13%, and 1.13%, respectively. For Institutional Class Shares, these amounts would have been $0.37, 12.41%, and 1.42%, respectively.
Amounts listed as “–” are $0 or round to $0.
See Accompanying Notes to Financial Statements.
88	2024 Semi-Annual Report

Financial Highlights  (continued)
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

abrdn Emerging Markets Dividend Fund  (concluded)
Ratios/Supplemental Data
Net Assets at End of Period (000's)	Ratio of Expenses (Net of Reimbursements/ Waivers Excluding Accruals for Estimated Tax Due on Foreign Tax Refund Recoveries) to Average Net Assets (c)	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets (c)(d)(e)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(c)(d)(e)(f)	Ratio of Net Investment Income (Loss) to Average Net Assets (d)	Portfolio Turnover (b)(g)

$ 72,020	1.19%	1.19%	1.54%	0.63%	106.45%
63,667	1.30%	1.30%	1.62%	0.26%	23.45%
68,067	1.18%	1.18%	1.60%	1.26%(h)	38.19%
120,080	1.38%	1.38%	1.62%	(0.36%)	113.67%
100,780	1.38%	1.38%	1.71%	0.67%	34.20%
120,472	1.44%	2.99%	3.06%	3.24%(k)	131.52%

7,925	0.94%	0.94%	1.24%	0.83%	106.45%
7,653	1.04%	1.04%	1.34%	0.67%	23.45%
13,946	0.93%	0.93%	1.27%	1.50%(h)	38.19%
25,253	1.13%	1.13%	1.31%	(0.11%)	113.67%
20,047	1.13%	1.13%	1.33%	0.90%	34.20%
27,390	1.18%	2.77%	2.82%	3.53%(k)	131.52%

2024 Semi-Annual Report	89

Financial Highlights  (continued)
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

abrdn Emerging Markets ex-China Fund
		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period
Class A Shares
Six-Months Ended April 30, 2024*	$10.28	$0.04	$1.73	$ 1.77	$ (0.06)	$ –	$ (0.06)	$ 11.99
Year Ended October 31, 2023	12.38	0.12	0.70	0.82	(0.11)	(2.81)	(2.92)	10.28
Year Ended October 31, 2022	18.17	0.08	(3.93)	(3.85)	–	(1.94)	(1.94)	12.38
Year Ended October 31, 2021	13.21	(0.06)	5.02	4.96	–	–	–	18.17
Year Ended October 31, 2020	12.87	(0.01)	0.77	0.76	(0.08)	(0.34)	(0.42)	13.21
Year Ended October 31, 2019	12.75	0.08	1.08	1.16	(0.09)	(0.95)	(1.04)	12.87
Class C Shares
Six-Months Ended April 30, 2024*	9.07	0.01	1.52	1.53	–	–	–	10.60
Year Ended October 31, 2023	11.24	0.05	0.62	0.67	(0.03)	(2.81)	(2.84)	9.07
Year Ended October 31, 2022	16.77	(0.02)	(3.57)	(3.59)	–	(1.94)	(1.94)	11.24
Year Ended October 31, 2021	12.27	(0.15)	4.65	4.50	–	–	–	16.77
Year Ended October 31, 2020	11.98	(0.08)	0.71	0.63	–	(0.34)	(0.34)	12.27
Year Ended October 31, 2019	11.93	0.01	0.99	1.00	–	(0.95)	(0.95)	11.98
Class R Shares
Six-Months Ended April 30, 2024*	9.47	0.02	1.59	1.61	(0.03)	–	(0.03)	11.05
Year Ended October 31, 2023	11.59	0.08	0.65	0.73	(0.04)	(2.81)	(2.85)	9.47
Year Ended October 31, 2022	17.19	0.02	(3.68)	(3.66)	–	(1.94)	(1.94)	11.59
Year Ended October 31, 2021	12.54	(0.11)	4.76	4.65	–	–	–	17.19
Year Ended October 31, 2020	12.21	(0.05)	0.73	0.68	(0.01)	(0.34)	(0.35)	12.54
Year Ended October 31, 2019	12.15	0.03	1.01	1.04	(0.03)	(0.95)	(0.98)	12.21
Institutional Service Class Shares
Six-Months Ended April 30, 2024*	10.56	0.06	1.76	1.82	(0.09)	–	(0.09)	12.29
Year Ended October 31, 2023	12.66	0.14	0.72	0.86	(0.15)	(2.81)	(2.96)	10.56
Year Ended October 31, 2022	18.49	0.11	(4.00)	(3.89)	–	(1.94)	(1.94)	12.66
Year Ended October 31, 2021	13.41	(0.02)	5.10	5.08	–	–	–	18.49
Year Ended October 31, 2020	13.05	0.02	0.80	0.82	(0.12)	(0.34)	(0.46)	13.41
Year Ended October 31, 2019	12.94	0.11	1.08	1.19	(0.13)	(0.95)	(1.08)	13.05
Institutional Class Shares
Six-Months Ended April 30, 2024*	10.40	0.07	1.73	1.80	(0.09)	–	(0.09)	12.11
Year Ended October 31, 2023	12.50	0.16	0.72	0.88	(0.17)	(2.81)	(2.98)	10.40
Year Ended October 31, 2022	18.27	0.08	(3.91)	(3.83)	–	(1.94)	(1.94)	12.50
Year Ended October 31, 2021	13.24	–(i)	5.03	5.03	–	–	–	18.27
Year Ended October 31, 2020	12.88	0.03	0.79	0.82	(0.12)	(0.34)	(0.46)	13.24
Year Ended October 31, 2019	12.77	0.13	1.06	1.19	(0.13)	(0.95)	(1.08)	12.88

*	Unaudited
(a)	Net investment income/(loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	Not Annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	Includes interest expense that amounts to less than 0.01%.
(h)	The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.
(i)	Less than $0.005 per share.
Amounts listed as “–” are $0 or round to $0.
See Accompanying Notes to Financial Statements.
90	2024 Semi-Annual Report

Financial Highlights  (continued)
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

abrdn Emerging Markets ex-China Fund  (concluded)
	Ratios/Supplemental Data
Total Return (b)(c)	Net Assets at End of Period (000's)	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(d)(e)	Ratio of Net Investment Income (Loss) to Average Net Assets (d)	Portfolio Turnover (c)(f)

17.22%	$ 23,819	1.41%(g)	1.85%(g)	0.72%	24.80%
7.41%	20,114	1.46%(g)	2.36%(g)	1.12%	36.00%
(23.84%)	19,947	1.48%(g)	2.17%(g)	0.55%	129.38%
37.55%	27,814	1.53%	2.17%	(0.35%)	21.98%
5.93%(h)	22,455	1.53%(g)	2.17%(g)	(0.06%)	29.04%
10.40%(h)	26,719	1.53%(g)	2.07%(g)	0.66%	32.68%

16.87%	294	2.05%(g)	2.63%(g)	0.15%	24.80%
6.64%	154	2.11%(g)	3.17%(g)	0.48%	36.00%
(24.32%)	135	2.14%(g)	3.05%(g)	(0.12%)	129.38%
36.67%	195	2.19%	3.03%	(1.01%)	21.98%
5.24%	205	2.19%(g)	3.04%(g)	(0.68%)	29.04%
9.62%	638	2.19%(g)	2.95%(g)	0.05%	32.68%

16.97%	550	1.76%(g)	2.20%(g)	0.36%	24.80%
7.07%	519	1.80%(g)	2.70%(g)	0.74%	36.00%
(24.12%)	588	1.88%(g)	2.57%(g)	0.13%	129.38%
37.08%	903	1.87%	2.51%	(0.69%)	21.98%
5.58%	898	1.91%(g)	2.55%(g)	(0.42%)	29.04%
9.83%	1,554	1.94%(g)	2.48%(g)	0.26%	32.68%

17.30%	131	1.16%(g)	1.60%(g)	0.99%	24.80%
7.63%	58	1.20%(g)	2.10%(g)	1.17%	36.00%
(23.62%)	236	1.23%(g)	1.92%(g)	0.78%	129.38%
37.88%	343	1.29%	1.93%	(0.12%)	21.98%
6.25%	250	1.29%(g)	1.93%(g)	0.18%	29.04%
10.56%	265	1.29%(g)	1.83%(g)	0.88%	32.68%

17.33%(h)	41,068	1.05%(g)	1.60%(g)	1.18%	24.80%
7.86%	20,168	1.11%(g)	2.13%(g)	1.44%	36.00%
(23.57%)	3,740	1.13%(g)	1.88%(g)	0.61%	129.38%
37.99%	1,583	1.19%	1.88%	(0.02%)	21.98%
6.39%	1,409	1.19%(g)	1.88%(g)	0.27%	29.04%
10.71%	1,390	1.19%(g)	1.77%(g)	1.01%	32.68%
2024 Semi-Annual Report	91

Financial Highlights  (continued)
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

abrdn Emerging Markets Fund
		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period
Class A Shares
Six-Months Ended April 30, 2024*	$11.91	$0.05	$1.33	$ 1.38	$ (0.12)	$ –	$ (0.12)	$ 13.17
Year Ended October 31, 2023	11.29	0.13	0.66	0.79	(0.17)	–	(0.17)	11.91
Year Ended October 31, 2022	20.15	0.06	(6.98)	(6.92)	(0.02)	(1.92)	(1.94)	11.29
Year Ended October 31, 2021	16.79	0.04	3.46	3.50	–	(0.14)	(0.14)	20.15
Year Ended October 31, 2020	15.30	0.01	1.71	1.72	(0.22)	(0.01)	(0.23)	16.79
Year Ended October 31, 2019	13.12	0.07	2.26	2.33	(0.13)	(0.02)	(0.15)	15.30
Class C Shares
Six-Months Ended April 30, 2024*	11.74	–(i)	1.31	1.31	–(i)	–	–(i)	13.05
Year Ended October 31, 2023	11.09	0.06	0.65	0.71	(0.06)	–	(0.06)	11.74
Year Ended October 31, 2022	19.90	(0.01)	(6.88)	(6.89)	–	(1.92)	(1.92)	11.09
Year Ended October 31, 2021	16.68	(0.08)	3.44	3.36	–	(0.14)	(0.14)	19.90
Year Ended October 31, 2020	15.18	(0.06)	1.69	1.63	(0.12)	(0.01)	(0.13)	16.68
Year Ended October 31, 2019	12.97	–(i)	2.24	2.24	(0.01)	(0.02)	(0.03)	15.18
Class R Shares
Six-Months Ended April 30, 2024*	11.72	0.03	1.29	1.32	(0.12)	–	(0.12)	12.92
Year Ended October 31, 2023	11.11	0.11	0.66	0.77	(0.16)	–	(0.16)	11.72
Year Ended October 31, 2022	19.89	0.04	(6.90)	(6.86)	–(i)	(1.92)	(1.92)	11.11
Year Ended October 31, 2021	16.60	0.01	3.42	3.43	–	(0.14)	(0.14)	19.89
Year Ended October 31, 2020	15.14	–(i)	1.68	1.68	(0.21)	(0.01)	(0.22)	16.60
Year Ended October 31, 2019	13.00	0.07	2.21	2.28	(0.12)	(0.02)	(0.14)	15.14
Institutional Service Class Shares
Six-Months Ended April 30, 2024*	11.95	0.06	1.33	1.39	(0.18)	–	(0.18)	13.16
Year Ended October 31, 2023	11.34	0.18	0.66	0.84	(0.23)	–	(0.23)	11.95
Year Ended October 31, 2022	20.26	0.11	(7.01)	(6.90)	(0.10)	(1.92)	(2.02)	11.34
Year Ended October 31, 2021	16.85	0.12	3.46	3.58	(0.03)	(0.14)	(0.17)	20.26
Year Ended October 31, 2020	15.37	0.07	1.70	1.77	(0.28)	(0.01)	(0.29)	16.85
Year Ended October 31, 2019	13.19	0.23	2.16	2.39	(0.19)	(0.02)	(0.21)	15.37
Institutional Class Shares
Six-Months Ended April 30, 2024*	12.03	0.07	1.34	1.41	(0.19)	–	(0.19)	13.25
Year Ended October 31, 2023	11.40	0.20	0.66	0.86	(0.23)	–	(0.23)	12.03
Year Ended October 31, 2022	20.34	0.14	(7.05)	(6.91)	(0.11)	(1.92)	(2.03)	11.40
Year Ended October 31, 2021	16.90	0.14	3.48	3.62	(0.04)	(0.14)	(0.18)	20.34
Year Ended October 31, 2020	15.39	0.09	1.72	1.81	(0.29)	(0.01)	(0.30)	16.90
Year Ended October 31, 2019	13.20	0.13	2.27	2.40	(0.19)	(0.02)	(0.21)	15.39

*	Unaudited
(a)	Net investment income/(loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	Not Annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	Includes interest expense that amounts to less than 0.01%.
(h)	The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.
(i)	Less than $0.005 per share.
Amounts listed as “–” are $0 or round to $0.
See Accompanying Notes to Financial Statements.
92	2024 Semi-Annual Report

Financial Highlights  (continued)
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

abrdn Emerging Markets Fund  (concluded)
	Ratios/Supplemental Data
Total Return (b)(c)	Net Assets at End of Period (000's)	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(d)(e)	Ratio of Net Investment Income (Loss) to Average Net Assets (d)	Portfolio Turnover (c)(f)

11.58%	$ 38,537	1.29%(g)	1.33%(g)	0.83%	16.88%
6.93%(h)	42,710	1.60%(g)	1.60%(g)	1.04%	30.01%
(37.56%)(h)	63,232	1.60%(g)	1.63%(g)	0.39%	36.82%
20.87%	116,268	1.56%(g)	1.56%(g)	0.20%	37.26%
11.31%	107,572	1.59%(g)	1.59%(g)	0.09%	26.13%
17.89%	134,382	1.59%(g)	1.59%(g)	0.46%	14.86%

11.18%	1,901	2.10%(g)	2.26%(g)	0.07%	16.88%
6.36%	2,081	2.10%(g)	2.20%(g)	0.50%	30.01%
(37.87%)	4,162	2.10%(g)	2.21%(g)	(0.09%)	36.82%
20.16%	10,662	2.10%(g)	2.13%(g)	(0.38%)	37.26%
10.74%	11,786	2.10%(g)	2.19%(g)	(0.40%)	26.13%
17.26%	15,611	2.10%(g)	2.20%(g)	(0.03%)	14.86%

11.26%	102,771	1.75%(g)	1.79%(g)	0.44%	16.88%
6.87%	94,625	1.75%(g)	1.75%(g)	0.88%	30.01%
(37.71%)	92,428	1.75%(g)	1.78%(g)	0.26%	36.82%
20.68%	133,696	1.72%(g)	1.72%(g)	0.04%	37.26%
11.13%	113,707	1.73%(g)	1.73%(g)	0.01%	26.13%
17.72%	108,487	1.75%(g)	1.75%(g)	0.48%	14.86%

11.68%	454,796	1.25%(g)	1.29%(g)	0.93%	16.88%
7.30%	477,809	1.25%(g)	1.25%(g)	1.37%	30.01%
(37.37%)	494,873	1.25%(g)	1.28%(g)	0.79%	36.82%
21.29%	476,046	1.21%(g)	1.21%(g)	0.56%	37.26%
11.64%(h)	362,229	1.24%(g)	1.24%(g)	0.50%	26.13%
18.38%(h)	297,466	1.24%(g)	1.24%(g)	1.55%	14.86%

11.74%	877,061	1.10%(g)	1.25%(g)	1.07%	16.88%
7.44%	1,159,535	1.10%(g)	1.19%(g)	1.52%	30.01%
(37.26%)	1,606,819	1.10%(g)	1.22%(g)	0.90%	36.82%
21.45%	4,184,781	1.10%(g)	1.14%(g)	0.69%	37.26%
11.86%	3,414,059	1.10%(g)	1.18%(g)	0.59%	26.13%
18.45%	4,420,838	1.10%(g)	1.16%(g)	0.91%	14.86%
2024 Semi-Annual Report	93

Financial Highlights  (continued)
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

abrdn Emerging Markets Sustainable Leaders Fund
		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions
Class A Shares
Six-Months Ended April 30, 2024*	$9.70	$0.04	$1.12	$ 1.16	$ (0.13)	$ –	$ (0.13)
Year Ended October 31, 2023	9.24	0.11	0.49	0.60	(0.14)	–	(0.14)
Year Ended October 31, 2022	18.83	0.04	(5.77)	(5.73)	(0.01)	(3.85)	(3.86)
Year Ended October 31, 2021	15.74	0.02	3.07	3.09	–(h)	–	–(h)
Year Ended October 31, 2020	14.68	–(h)	1.21	1.21	(0.15)	–	(0.15)
Year Ended October 31, 2019	13.28	0.12	1.57	1.69	(0.29)	–	(0.29)
Class C Shares
Six-Months Ended April 30, 2024*	8.89	0.01	1.02	1.03	–	–	–
Year Ended October 31, 2023	8.40	0.06	0.43	0.49	–(h)	–	–(h)
Year Ended October 31, 2022	17.58	(0.04)	(5.29)	(5.33)	–	(3.85)	(3.85)
Year Ended October 31, 2021	14.79	(0.11)	2.90	2.79	–	–	–
Year Ended October 31, 2020	13.76	(0.08)	1.12	1.04	(0.01)	–	(0.01)
Year Ended October 31, 2019	12.44	0.03	1.48	1.51	(0.19)	–	(0.19)
Class R Shares
Six-Months Ended April 30, 2024*	9.05	0.02	1.04	1.06	(0.11)	–	(0.11)
Year Ended October 31, 2023	8.62	0.08	0.46	0.54	(0.11)	–	(0.11)
Year Ended October 31, 2022	17.87	–	(5.40)	(5.40)	–	(3.85)	(3.85)
Year Ended October 31, 2021	14.98	(0.02)	2.91	2.89	–	–	–
Year Ended October 31, 2020	13.97	(0.03)	1.14	1.11	(0.10)	–	(0.10)
Year Ended October 31, 2019	12.65	0.08	1.50	1.58	(0.26)	–	(0.26)
Institutional Service Class Shares
Six-Months Ended April 30, 2024*	10.01	0.06	1.15	1.21	(0.17)	–	(0.17)
Year Ended October 31, 2023	9.53	0.15	0.51	0.66	(0.18)	–	(0.18)
Year Ended October 31, 2022	19.25	0.08	(5.93)	(5.85)	(0.02)	(3.85)	(3.87)
Year Ended October 31, 2021	16.08	0.08	3.14	3.22	(0.05)	–	(0.05)
Year Ended October 31, 2020	15.00	0.06	1.22	1.28	(0.20)	–	(0.20)
Year Ended October 31, 2019	13.58	0.17	1.60	1.77	(0.35)	–	(0.35)
Institutional Class Shares
Six-Months Ended April 30, 2024*	10.10	0.06	1.16	1.22	(0.16)	–	(0.16)
Year Ended October 31, 2023	9.59	0.17	0.51	0.68	(0.17)	–	(0.17)
Year Ended October 31, 2022	19.34	0.09	(5.97)	(5.88)	(0.02)	(3.85)	(3.87)
Year Ended October 31, 2021	16.15	0.09	3.15	3.24	(0.05)	–	(0.05)
Year Ended October 31, 2020	15.06	0.06	1.23	1.29	(0.20)	–	(0.20)
Year Ended October 31, 2019	13.63	0.17	1.61	1.78	(0.35)	–	(0.35)

*	Unaudited
(a)	Net investment income/(loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	Not Annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	Includes interest expense that amounts to less than 0.01%.
(h)	Less than $0.005 per share.
(i)	Includes interest expense that amounts to 0.02% for Class C and Institutional class. Includes interest expense that amounts to 0.01% for Class A, Class R and Institutional Service Class.
(j)	The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.
Amounts listed as “–” are $0 or round to $0.
See Accompanying Notes to Financial Statements.
94	2024 Semi-Annual Report

Financial Highlights  (continued)
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

abrdn Emerging Markets Sustainable Leaders Fund  (concluded)
		Ratios/Supplemental Data
Net Asset Value, End of Period	Total Return (b)(c)	Net Assets at End of Period (000's)	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(d)(e)	Ratio of Net Investment Income (Loss) to Average Net Assets (d)	Portfolio Turnover (c)(f)

$ 10.73	11.94%	$ 9,853	1.51%(g)	1.80%(g)	0.76%	15.63%
9.70	6.44%	10,222	1.51%(g)	1.73%(g)	1.08%	27.11%
9.24	(37.00%)	11,345	1.48%(g)	1.63%(g)	0.33%	29.36%
18.83	19.65%	23,898	1.46%(g)	1.46%(g)	0.11%	120.50%
15.74	8.24%	21,418	1.49%(g)	1.49%(g)	0.02%	37.50%
14.68	13.13%	24,719	1.52%(i)	1.52%(i)	0.89%	28.30%

9.92	11.59%	25	2.10%(g)	2.64%(g)	0.12%	15.63%
8.89	5.86%	32	2.11%(g)	2.47%(g)	0.58%	27.11%
8.40	(37.41%)	206	2.10%(g)	2.36%(g)	(0.35%)	29.36%
17.58	18.86%	1,159	2.11%(g)	2.21%(g)	(0.59%)	120.50%
14.79	7.56%(j)	2,432	2.10%(g)	2.20%(g)	(0.55%)	37.50%
13.76	12.43%(j)	4,330	2.12%(i)	2.24%(i)	0.21%	28.30%

10.00	11.70%	2,363	1.78%(g)	2.07%(g)	0.48%	15.63%
9.05	6.22%	2,379	1.74%(g)	1.96%(g)	0.84%	27.11%
8.62	(37.15%)	2,365	1.76%(g)	1.91%(g)	0.02%	29.36%
17.87	19.29%	6,126	1.74%(g)	1.74%(g)	(0.10%)	120.50%
14.98	7.97%	3,244	1.74%(g)	1.74%(g)	(0.22%)	37.50%
13.97	12.80%	3,992	1.79%(i)	1.79%(i)	0.58%	28.30%

11.05	12.08%	50,926	1.17%(g)	1.46%(g)	1.10%	15.63%
10.01	6.85%	50,678	1.17%(g)	1.39%(g)	1.41%	27.11%
9.53	(36.80%)	52,901	1.16%(g)	1.31%(g)	0.67%	29.36%
19.25	20.02%	94,132	1.16%(g)	1.16%(g)	0.41%	120.50%
16.08	8.58%(j)	83,121	1.15%(g)	1.15%(g)	0.36%	37.50%
15.00	13.49%(j)	85,934	1.16%(i)	1.16%(i)	1.23%	28.30%

11.16	12.12%	6,763	1.10%(g)	1.51%(g)	1.17%	15.63%
10.10	6.97%	6,850	1.11%(g)	1.42%(g)	1.52%	27.11%
9.59	(36.78%)	46,516	1.10%(g)	1.31%(g)	0.70%	29.36%
19.34	20.06%	91,084	1.11%(g)	1.15%(g)	0.45%	120.50%
16.15	8.63%(j)	107,158	1.10%(g)	1.13%(g)	0.41%	37.50%
15.06	13.55%(j)	99,475	1.12%(i)	1.13%(i)	1.21%	28.30%
2024 Semi-Annual Report	95

Financial Highlights  (continued)
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

abrdn Focused U.S. Small Cap Equity Fund
		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period
Class A Shares
Six-Months Ended April 30, 2024*	$5.67	$(0.01)	$1.17	$ 1.16	$ –	$ –	$ –	$ 6.83
Year Ended October 31, 2023	6.29	(0.02)	(0.60)	(0.62)	–	–	–	5.67
Year Ended October 31, 2022	11.09	(0.04)	(2.09)	(2.13)	–	(2.67)	(2.67)	6.29
Year Ended October 31, 2021	8.08	(0.04)	4.06	4.02	–	(1.01)	(1.01)	11.09
Year Ended October 31, 2020	7.59	(0.01)	0.96	0.95	–(i)	(0.46)	(0.46)	8.08
Year Ended October 31, 2019	6.85	0.01	1.09	1.10	–	(0.36)	(0.36)	7.59
Class R Shares
Six-Months Ended April 30, 2024*	4.83	(0.02)	1.00	0.98	–	–	–	5.81
Year Ended October 31, 2023	5.38	(0.03)	(0.52)	(0.55)	–	–	–	4.83
Year Ended October 31, 2022	9.54	(0.06)	(1.78)	(1.84)	–	(2.32)	(2.32)	5.38
Year Ended October 31, 2021	7.09	(0.06)	3.52	3.46	–	(1.01)	(1.01)	9.54
Year Ended October 31, 2020	6.73	(0.03)	0.85	0.82	–	(0.46)	(0.46)	7.09
Year Ended October 31, 2019	6.13	(0.01)	0.97	0.96	–	(0.36)	(0.36)	6.73
Institutional Service Class Shares
Six-Months Ended April 30, 2024*	5.99	(–)(i)	1.23	1.23	–	–	–	7.22
Year Ended October 31, 2023	6.64	(–)(i)	(0.65)	(0.65)	–	–	–	5.99
Year Ended October 31, 2022	11.68	(0.04)	(2.18)	(2.22)	–	(2.82)	(2.82)	6.64
Year Ended October 31, 2021	8.45	(0.03)	4.27	4.24	–	(1.01)	(1.01)	11.68
Year Ended October 31, 2020	7.92	–(i)	1.00	1.00	(0.01)	(0.46)	(0.47)	8.45
Year Ended October 31, 2019	7.11	0.03	1.14	1.17	–	(0.36)	(0.36)	7.92
Institutional Class Shares
Six-Months Ended April 30, 2024*	6.30	–(i)	1.31	1.31	–	–	–	7.61
Year Ended October 31, 2023	6.97	0.01	(0.68)	(0.67)	–	–	–	6.30
Year Ended October 31, 2022	12.21	(0.02)	(2.31)	(2.33)	–	(2.91)	(2.91)	6.97
Year Ended October 31, 2021	8.78	(0.01)	4.45	4.44	–	(1.01)	(1.01)	12.21
Year Ended October 31, 2020	8.20	0.01	1.04	1.05	(0.01)	(0.46)	(0.47)	8.78
Year Ended October 31, 2019	7.34	0.04	1.18	1.22	–	(0.36)	(0.36)	8.20

*	Unaudited
(a)	Net investment income/(loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	Not Annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	Includes interest expense that amounts to less than 0.01%.
(h)	Includes interest expense that amounts to less than 0.01% for Class A, Class C, Class R, Institutional Service Class and Institutional Class for the years ended October 31, 2021 and October 31, 2020.
(i)	Less than $0.005 per share.
Amounts listed as “–” are $0 or round to $0.
See Accompanying Notes to Financial Statements.
96	2024 Semi-Annual Report

Financial Highlights  (continued)
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

abrdn Focused U.S. Small Cap Equity Fund  (concluded)
	Ratios/Supplemental Data
Total Return (b)(c)	Net Assets at End of Period (000's)	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(d)(e)	Ratio of Net Investment Income (Loss) to Average Net Assets (d)	Portfolio Turnover (c)(f)

20.46%	$ 7,009	1.24%(g)	2.39%(g)	(0.31%)	77.19%
(9.86%)	6,278	1.24%(g)	2.33%(g)	(0.25%)	16.83%
(25.40%)	8,220	1.24%	2.34%	(0.59%)	55.89%
53.27%	10,032	1.22%(h)	2.42%(h)	(0.45%)	157.35%
12.88%	7,618	1.24%(h)	2.13%(h)	(0.17%)	45.98%
17.62%	8,481	1.25%	2.09%	0.20%	54.04%

20.29%	2,339	1.56%(g)	2.71%(g)	(0.64%)	77.19%
(10.22%)	2,013	1.53%(g)	2.62%(g)	(0.55%)	16.83%
(25.57%)	2,286	1.56%	2.67%	(0.91%)	55.89%
52.76%	3,071	1.55%(h)	2.75%(h)	(0.78%)	157.35%
12.54%	1,952	1.43%(h)	2.32%(h)	(0.37%)	45.98%
17.39%	1,924	1.55%	2.39%	(0.09%)	54.04%

20.53%	240	1.05%(g)	2.20%(g)	(0.12%)	77.19%
(9.79%)	224	1.05%(g)	2.14%(g)	(0.06%)	16.83%
(25.16%)	276	1.05%	2.16%	(0.47%)	55.89%
53.56%	159	1.05%(h)	2.25%(h)	(0.33%)	157.35%
12.96%	340	1.04%(h)	1.93%(h)	0.02%	45.98%
17.96%	480	1.05%	1.89%	0.45%	54.04%

20.79%	2,909	0.90%(g)	2.18%(g)	0.04%	77.19%
(9.61%)	2,934	0.90%(g)	2.13%(g)	0.11%	16.83%
(25.17%)	5,182	0.90%	2.15%	(0.25%)	55.89%
53.85%	5,531	0.90%(h)	2.24%(h)	(0.12%)	157.35%
13.14%	3,451	0.90%(h)	1.94%(h)	0.17%	45.98%
18.10%	4,580	0.90%	1.89%	0.58%	54.04%
2024 Semi-Annual Report	97

Financial Highlights  (continued)
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

abrdn Global Equity Impact Fund
		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Total Distributions	Net Asset Value, End of Period
Class A Shares
Six-Months Ended April 30, 2024*	$12.61	$0.01	$1.72	$ 1.73	$ (0.14)	$ (0.14)	$ 14.20
Year Ended October 31, 2023	13.07	0.07	0.13	0.20	(0.66)	(0.66)	12.61
Year Ended October 31, 2022	18.45	0.39(i)	(5.77)	(5.38)	–(j)	–(j)	13.07
Year Ended October 31, 2021	13.14	–	5.37	5.37	(0.06)	(0.06)	18.45
Year Ended October 31, 2020	11.59	0.05	1.77	1.82	(0.27)	(0.27)	13.14
Year Ended October 31, 2019	10.29	0.18(l)	1.30	1.48	(0.18)	(0.18)	11.59
Institutional Class Shares
Six-Months Ended April 30, 2024*	12.65	0.03	1.73	1.76	(0.19)	(0.19)	14.22
Year Ended October 31, 2023	13.12	0.11	0.13	0.24	(0.71)	(0.71)	12.65
Year Ended October 31, 2022	18.49	0.41(i)	(5.77)	(5.36)	(0.01)	(0.01)	13.12
Year Ended October 31, 2021	13.18	0.04	5.37	5.41	(0.10)	(0.10)	18.49
Year Ended October 31, 2020	11.62	0.08	1.79	1.87	(0.31)	(0.31)	13.18
Year Ended October 31, 2019	10.30	0.21(l)	1.30	1.51	(0.19)	(0.19)	11.62

*	Unaudited
(a)	Net investment income/(loss) is based on average shares outstanding during the period.
(b)	Not Annualized for periods less than one year.
(c)	Beginning with the year ended October 31, 2022, income taxes on recovered refunds were included in foreign tax withholding on the Statement of Operations and, as such, are not included within the ratios of expenses to average net assets. Income taxes on recovered refunds for years prior to October 31, 2022 were reflected as expenses on the Statement of Operations and included within the ratios of expenses to average net assets.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.
(h)	Includes interest expense that amounts to less than 0.01%.
(i)	Included within Net Investment Income per share, Total Return, and Ratio of Net Investment Income to Average Net Assets are the effects of withholding tax refunds and income taxes on recovered refunds (See Note 2i of the Notes to Financial Statements). If such amounts were excluded, the Net Investment Income per share, Total Return, and Ratio of Net Investment Loss to Average Net Assets for Class A Shares would have been $0.07, (30.98%) and 0.47%, respectively. For Institutional Class Shares, these amounts would have been $0.07, (30.83%) and 0.49%, respectively.
(j)	Less than $0.005 per share.
(k)	Included within Total Return is the effect of withholding tax refunds and income taxes on recovered refunds (See Note 2i of the Notes to Financial Statements). If such amounts were excluded, the Total Return for Class A Shares would have been 15.82%. For Institutional Class Shares, this amount would have been 16.12%.
(l)	Included within Net Investment Income per share, Total Return, and Ratio of Net Investment Income to Average Net Assets are the effects of withholding tax refunds and income taxes on recovered refunds (See Note 2i of the Notes to Financial Statements). If such amounts were excluded, the Net Investment Income per share, Total Return, and Ratio of Net Investment Loss to Average Net Assets for Class A Shares would have been $0.08, 13.56%, and 0.77%, respectively. For Institutional Class Shares, these amounts would have been $0.11, 13.81%, and 1.03%, respectively.
Amounts listed as “–” are $0 or round to $0.
See Accompanying Notes to Financial Statements.
98	2024 Semi-Annual Report

Financial Highlights  (continued)
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

abrdn Global Equity Impact Fund  (concluded)
	Ratios/Supplemental Data
Total Return (b)	Net Assets at End of Period (000's)	Ratio of Expenses (Net of Reimbursements/ Waivers Excluding Accruals for Estimated Tax Due on Foreign Tax Refund Recoveries) to Average Net Assets (c)	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets (c)(d)(e)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(c)(d)(e)	Ratio of Net Investment Income (Loss) to Average Net Assets (d)	Portfolio Turnover (b)(f)

13.75%(g)	$ 24,723	1.19%	1.19%(h)	1.65%(h)	0.12%	23.75%
1.13%	25,480	1.40%	1.40%	1.81%	0.53%	30.88%
(29.14%)(g)(i)	26,986	1.17%	1.17%	1.72%	2.59%(i)	36.90%
40.95%	43,059	1.38%	1.38%	1.73%	0.02%	17.40%
15.93%(k)	32,180	1.41%	1.41%	1.92%	0.40%	32.11%
14.76%(l)	34,933	1.53%	2.21%	2.47%	1.69%(l)	125.21%

13.90%	18,276	0.95%	0.95%(h)	1.37%(h)	0.36%	23.75%
1.39%	17,299	1.14%	1.14%	1.55%	0.77%	30.88%
(28.99%)(g)(i)	19,384	0.92%	0.92%	1.44%	2.71%(i)	36.90%
41.23%	32,312	1.13%	1.13%	1.45%	0.24%	17.40%
16.30%(k)	27,839	1.16%	1.16%	1.61%	0.65%	32.11%
14.99%(l)	27,937	1.28%	1.97%	2.20%	1.95%(l)	125.21%
2024 Semi-Annual Report	99

Financial Highlights  (continued)
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

abrdn Global Infrastructure Fund
		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Tax Return of Capital	Total Distributions	Net Asset Value, End of Period
Class A Shares
Six-Months Ended April 30, 2024*	$19.81	$0.16	$2.71	$ 2.87	$ (0.27)	$ (0.13)	$ –	$ (0.40)	$ 22.28
Year Ended October 31, 2023	20.62	0.53	(0.36)	0.17	(0.59)	(0.39)	–	(0.98)	19.81
Year Ended October 31, 2022	24.18	0.41	(3.00)	(2.59)	(0.71)	(0.26)	–	(0.97)	20.62
Year Ended October 31, 2021	19.03	0.45	5.41	5.86	(0.71)	–	–	(0.71)	24.18
Year Ended October 31, 2020	21.93	0.53	(2.59)	(2.06)	(0.56)	(0.14)	(0.14)	(0.84)	19.03
Year Ended October 31, 2019	18.82	0.30	3.48	3.78	(0.64)	(0.03)	–	(0.67)	21.93
Institutional Class Shares
Six-Months Ended April 30, 2024*	19.86	0.19	2.71	2.90	(0.29)	(0.13)	–	(0.42)	22.34
Year Ended October 31, 2023	20.66	0.59	(0.36)	0.23	(0.64)	(0.39)	–	(1.03)	19.86
Year Ended October 31, 2022	24.22	0.47	(3.01)	(2.54)	(0.76)	(0.26)	–	(1.02)	20.66
Year Ended October 31, 2021	19.05	0.52	5.41	5.93	(0.76)	–	–	(0.76)	24.22
Year Ended October 31, 2020	21.97	0.58	(2.60)	(2.02)	(0.62)	(0.14)	(0.14)	(0.90)	19.05
Year Ended October 31, 2019	18.85	0.34	3.50	3.84	(0.69)	(0.03)	–	(0.72)	21.97

*	Unaudited
(a)	Net investment income is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	Not Annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	Includes interest expense that amounts to 0.02% for the six-months ended April 30, 2024. Includes interest expense that amounts to less than 0.01% for the years ended October 31, 2023 and October 31, 2022.
(h)	The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.
Amounts listed as “–” are $0 or round to $0.
See Accompanying Notes to Financial Statements.
100	2024 Semi-Annual Report

Financial Highlights  (continued)
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

abrdn Global Infrastructure Fund  (concluded)
	Ratios/Supplemental Data
Total Return (b)(c)	Net Assets at End of Period (000's)	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(d)(e)	Ratio of Net Investment Income (Loss) to Average Net Assets (d)	Portfolio Turnover (c)(f)

14.42%	$ 10,752	1.26%(g)	1.67%(g)	1.48%	5.34%
0.53%	10,028	1.24%(g)	1.58%(g)	2.45%	20.33%
(11.04%)	11,350	1.24%	1.58%	1.81%	23.33%
31.09%	13,227	1.24%	1.63%	1.95%	30.75%
(9.49%)	9,206	1.33%	1.55%	2.61%	23.76%
20.41%	12,776	1.45%	1.59%	1.46%	31.62%

14.57%	30,513	1.01%(g)	1.42%(g)	1.73%	5.34%
0.80%(h)	30,458	0.99%(g)	1.33%(g)	2.71%	20.33%
(10.82%)(h)	35,645	0.99%	1.33%	2.05%	23.33%
31.43%	45,076	0.99%	1.38%	2.25%	30.75%
(9.30%)	32,640	1.08%	1.27%	2.90%	23.76%
20.73%	87,441	1.20%	1.31%	1.68%	31.62%
2024 Semi-Annual Report	101

Financial Highlights  (continued)
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

abrdn International Small Cap Fund
		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period
Class A Shares
Six-Months Ended April 30, 2024*	$23.46	$0.01	$3.97	$ 3.98	$ (0.17)	$ –	$ (0.17)	$ 27.27
Year Ended October 31, 2023	23.78	0.13	(0.05)	0.08	(0.40)	–	(0.40)	23.46
Year Ended October 31, 2022	42.73	0.28	(16.37)	(16.09)	–	(2.86)	(2.86)	23.78
Year Ended October 31, 2021	30.18	(0.20)	12.75	12.55	–	–	–	42.73
Year Ended October 31, 2020	28.11	(0.09)	3.63	3.54	(0.34)	(1.13)	(1.47)	30.18
Year Ended October 31, 2019	29.23	0.23	3.03	3.26	(0.65)	(3.73)	(4.38)	28.11
Class C Shares
Six-Months Ended April 30, 2024*	20.66	(0.07)	3.50	3.43	–	–	–	24.09
Year Ended October 31, 2023	20.94	(0.03)	(0.04)	(0.07)	(0.21)	–	(0.21)	20.66
Year Ended October 31, 2022	38.21	0.09	(14.50)	(14.41)	–	(2.86)	(2.86)	20.94
Year Ended October 31, 2021	27.16	(0.39)	11.44	11.05	–	–	–	38.21
Year Ended October 31, 2020	25.43	(0.25)	3.27	3.02	(0.16)	(1.13)	(1.29)	27.16
Year Ended October 31, 2019	26.73	(0.04)	2.84	2.80	(0.37)	(3.73)	(4.10)	25.43
Class R Shares
Six-Months Ended April 30, 2024*	21.71	(0.03)	3.68	3.65	(0.11)	–	(0.11)	25.25
Year Ended October 31, 2023	22.06	0.06	(0.04)	0.02	(0.37)	–	(0.37)	21.71
Year Ended October 31, 2022	39.97	0.21	(15.26)	(15.05)	–	(2.86)	(2.86)	22.06
Year Ended October 31, 2021	28.31	(0.28)	11.94	11.66	–	–	–	39.97
Year Ended October 31, 2020	26.46	(0.15)	3.40	3.25	(0.27)	(1.13)	(1.40)	28.31
Year Ended October 31, 2019	27.74	0.12	2.88	3.00	(0.55)	(3.73)	(4.28)	26.46
Institutional Class Shares
Six-Months Ended April 30, 2024*	23.81	0.05	4.04	4.09	(0.24)	–	(0.24)	27.66
Year Ended October 31, 2023	24.12	0.22	(0.05)	0.17	(0.48)	–	(0.48)	23.81
Year Ended October 31, 2022	43.15	0.44	(16.61)	(16.17)	–	(2.86)	(2.86)	24.12
Year Ended October 31, 2021	30.37	(0.06)	12.84	12.78	–	–	–	43.15
Year Ended October 31, 2020	28.25	0.01	3.65	3.66	(0.41)	(1.13)	(1.54)	30.37
Year Ended October 31, 2019	29.33	0.27	3.11	3.38	(0.73)	(3.73)	(4.46)	28.25

*	Unaudited
(a)	Net investment income/(loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	Not Annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	Includes interest expense that amounts to less than 0.01%.
(h)	The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.
Amounts listed as “–” are $0 or round to $0.
See Accompanying Notes to Financial Statements.
102	2024 Semi-Annual Report

Financial Highlights  (continued)
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

abrdn International Small Cap Fund  (concluded)
	Ratios/Supplemental Data
Total Return (b)(c)	Net Assets at End of Period (000's)	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(d)(e)	Ratio of Net Investment Income (Loss) to Average Net Assets (d)	Portfolio Turnover (c)(f)

16.98%	$ 55,240	1.34%	1.55%	0.04%	17.41%
0.21%	50,828	1.34%(g)	1.49%(g)	0.49%	35.89%
(40.18%)(h)	58,262	1.35%(g)	1.43%(g)	0.91%	46.90%
41.58%(h)	112,408	1.34%(g)	1.42%(g)	(0.54%)	42.63%
13.02%	90,560	1.40%	1.61%	(0.33%)	29.65%
13.93%	75,754	1.49%(g)	1.82%(g)	0.86%	35.37%

16.60%	352	1.99%	2.35%	(0.60%)	17.41%
(0.44%)	308	1.99%(g)	2.32%(g)	(0.14%)	35.89%
(40.56%)(h)	349	1.99%(g)	2.23%(g)	0.35%	46.90%
40.68%(h)	561	1.99%(g)	2.18%(g)	(1.15%)	42.63%
12.27%	554	2.05%	2.38%	(1.02%)	29.65%
13.21%	829	2.15%(g)	2.59%(g)	(0.17%)	35.37%

16.80%	1,742	1.63%	1.84%	(0.25%)	17.41%
(0.04%)	1,546	1.60%(g)	1.75%(g)	0.27%	35.89%
(40.36%)	1,913	1.64%(g)	1.72%(g)	0.76%	46.90%
41.19%	2,535	1.62%(g)	1.70%(g)	(0.80%)	42.63%
12.68%	1,649	1.69%	1.90%	(0.61%)	29.65%
13.62%	1,945	1.80%(g)	2.13%(g)	0.47%	35.37%

17.17%	71,429	0.99%	1.30%	0.37%	17.41%
0.57%	75,604	0.99%(g)	1.24%(g)	0.81%	35.89%
(39.96%)(h)	117,960	0.99%(g)	1.18%(g)	1.44%	46.90%
42.08%(h)	191,244	0.99%(g)	1.15%(g)	(0.15%)	42.63%
13.41%	46,330	1.04%	1.35%	0.03%	29.65%
14.39%	35,248	1.15%(g)	1.57%(g)	1.01%	35.37%
2024 Semi-Annual Report	103

Financial Highlights  (continued)
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

abrdn Realty Income & Growth Fund
		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)
Class A Shares
Six-Months Ended April 30, 2024*	$9.53	$0.16	$0.62	$ 0.78	$ (0.10)	$ (0.16)	$ (0.26)	$ 10.05	8.00%
Year Ended October 31, 2023	10.84	0.27	(0.65)	(0.38)	(0.26)	(0.67)	(0.93)	9.53	(3.88%)
Year Ended October 31, 2022	15.68	0.15	(2.72)	(2.57)	(0.31)	(1.96)	(2.27)	10.84	(19.45%)
Year Ended October 31, 2021	12.40	0.11	4.84	4.95	(0.13)	(1.54)	(1.67)	15.68	44.07%
Year Ended October 31, 2020	17.98	0.25	(3.17)	(2.92)	(0.60)	(2.06)	(2.66)	12.40	(18.12%)
Year Ended October 31, 2019	21.38	0.32	3.28	3.60	(0.52)	(6.48)	(7.00)	17.98	25.65%
Institutional Class Shares
Six-Months Ended April 30, 2024*	9.58	0.19	0.60	0.79	(0.10)	(0.16)	(0.26)	10.11	8.13%
Year Ended October 31, 2023	10.89	0.30	(0.65)	(0.35)	(0.29)	(0.67)	(0.96)	9.58	(3.67%)
Year Ended October 31, 2022	15.74	0.20	(2.75)	(2.55)	(0.34)	(1.96)	(2.30)	10.89	(19.24%)
Year Ended October 31, 2021	12.44	0.14	4.86	5.00	(0.16)	(1.54)	(1.70)	15.74	44.41%
Year Ended October 31, 2020	18.02	0.28	(3.16)	(2.88)	(0.64)	(2.06)	(2.70)	12.44	(17.85%)
Year Ended October 31, 2019	21.41	0.36	3.29	3.65	(0.56)	(6.48)	(7.04)	18.02	25.97%

*	Unaudited
(a)	Net investment income/(loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	Not Annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	Includes interest expense that amounts to less than 0.01% for Class A and Institutional Class for the six-months ended April 30, 2024 and the years ended October 31, 2023 and October 31, 2022. Includes interest expense that amounts to 0.01%, 0.05%, and 0.03% for Class A and Institutional Class for the years ended October 31, 2021, October 31, 2020, October 31, 2019, respectively.
See Accompanying Notes to Financial Statements.
104	2024 Semi-Annual Report

Financial Highlights  (continued)
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

abrdn Realty Income & Growth Fund  (concluded)
Ratios/Supplemental Data
Net Assets at End of Period (000's)	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(d)(e)	Ratio of Net Investment Income (Loss) to Average Net Assets (d)	Portfolio Turnover (c)(f)

$ 405	1.25%(g)	1.74%(g)	3.12%	10.37%
266	1.26%(g)	1.75%(g)	2.58%	23.77%
397	1.25%(g)	1.67%(g)	1.13%	23.36%
1,090	1.26%(g)	1.72%(g)	0.80%	32.52%
1,971	1.30%(g)	1.71%(g)	1.84%	22.61%
2,341	1.28%(g)	1.71%(g)	1.83%	20.70%

34,719	1.00%(g)	1.46%(g)	3.49%	10.37%
34,351	1.01%(g)	1.47%(g)	2.82%	23.77%
41,592	1.00%(g)	1.42%(g)	1.53%	23.36%
56,593	1.01%(g)	1.47%(g)	1.01%	32.52%
46,235	1.05%(g)	1.48%(g)	2.05%	22.61%
75,232	1.03%(g)	1.39%(g)	2.10%	20.70%

2024 Semi-Annual Report	105

Financial Highlights  (continued)
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

abrdn U.S. Small Cap Equity Fund
		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period
Class A Shares
Six-Months Ended April 30, 2024*	$25.78	$(0.07)	$4.62	$ 4.55	$ –	$ –	$ –	$ 30.33
Year Ended October 31, 2023	30.19	(0.17)	(2.55)	(2.72)	–	(1.69)	(1.69)	25.78
Year Ended October 31, 2022	49.57	(0.25)	(9.33)	(9.58)	–	(9.80)	(9.80)	30.19
Year Ended October 31, 2021	33.55	(0.24)	18.64	18.40	–	(2.38)	(2.38)	49.57
Year Ended October 31, 2020	33.19	(0.20)	3.08	2.88	–	(2.52)	(2.52)	33.55
Year Ended October 31, 2019	35.39	(0.10)	1.78	1.68	–(h)	(3.88)	(3.88)	33.19
Class C Shares
Six-Months Ended April 30, 2024*	18.78	(0.11)	3.37	3.26	–	–	–	22.04
Year Ended October 31, 2023	22.59	(0.25)	(1.87)	(2.12)	–	(1.69)	(1.69)	18.78
Year Ended October 31, 2022	39.79	(0.36)	(7.04)	(7.40)	–	(9.80)	(9.80)	22.59
Year Ended October 31, 2021	27.48	(0.42)	15.11	14.69	–	(2.38)	(2.38)	39.79
Year Ended October 31, 2020	27.79	(0.33)	2.54	2.21	–	(2.52)	(2.52)	27.48
Year Ended October 31, 2019	30.53	(0.27)	1.41	1.14	–	(3.88)	(3.88)	27.79
Class R Shares
Six-Months Ended April 30, 2024*	21.86	(0.09)	3.92	3.83	–	–	–	25.69
Year Ended October 31, 2023	25.92	(0.21)	(2.16)	(2.37)	–	(1.69)	(1.69)	21.86
Year Ended October 31, 2022	44.07	(0.31)	(8.04)	(8.35)	–	(9.80)	(9.80)	25.92
Year Ended October 31, 2021	30.12	(0.32)	16.65	16.33	–	(2.38)	(2.38)	44.07
Year Ended October 31, 2020	30.14	(0.27)	2.77	2.50	–	(2.52)	(2.52)	30.12
Year Ended October 31, 2019	32.64	(0.19)	1.57	1.38	–	(3.88)	(3.88)	30.14
Institutional Service Class Shares
Six-Months Ended April 30, 2024*	28.74	(0.03)	5.16	5.13	–	–	–	33.87
Year Ended October 31, 2023	33.38	(0.10)	(2.85)	(2.95)	–	(1.69)	(1.69)	28.74
Year Ended October 31, 2022	53.65	(0.19)	(10.28)	(10.47)	–	(9.80)	(9.80)	33.38
Year Ended October 31, 2021	36.06	(0.15)	20.12	19.97	–	(2.38)	(2.38)	53.65
Year Ended October 31, 2020	35.41	(0.12)	3.29	3.17	–	(2.52)	(2.52)	36.06
Year Ended October 31, 2019	37.39	(0.01)	1.93	1.92	(0.02)	(3.88)	(3.90)	35.41
Institutional Class Shares
Six-Months Ended April 30, 2024*	28.89	(–)(h)	5.17	5.17	–	–	–	34.06
Year Ended October 31, 2023	33.50	(0.05)	(2.87)	(2.92)	–	(1.69)	(1.69)	28.89
Year Ended October 31, 2022	53.75	(0.15)	(10.30)	(10.45)	–	(9.80)	(9.80)	33.50
Year Ended October 31, 2021	36.09	(0.10)	20.14	20.04	–	(2.38)	(2.38)	53.75
Year Ended October 31, 2020	35.40	(0.09)	3.30	3.21	–	(2.52)	(2.52)	36.09
Year Ended October 31, 2019	37.37	0.01	1.92	1.93	(0.02)	(3.88)	(3.90)	35.40

*	Unaudited
(a)	Net investment income/(loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	Not Annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	Includes interest expense that amounts to less than 0.01%.
(h)	Less than $0.005 per share.
Amounts listed as “–” are $0 or round to $0.
See Accompanying Notes to Financial Statements.
106	2024 Semi-Annual Report

Financial Highlights  (continued)
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

abrdn U.S. Small Cap Equity Fund  (concluded)
	Ratios/Supplemental Data
Total Return (b)(c)	Net Assets at End of Period (000's)	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(d)(e)	Ratio of Net Investment Income (Loss) to Average Net Assets (d)	Portfolio Turnover (c)(f)

17.65%	$ 92,877	1.40%(g)	1.49%(g)	(0.43%)	24.04%
(9.50%)	83,828	1.39%(g)	1.43%(g)	(0.57%)	29.74%
(23.82%)	108,078	1.35%(g)	1.35%(g)	(0.74%)	59.08%
56.92%	172,963	1.35%	1.35%	(0.56%)	78.38%
8.97%	124,673	1.40%(g)	1.40%(g)	(0.62%)	60.67%
7.15%	159,391	1.41%(g)	1.41%(g)	(0.33%)	55.00%

17.36%	14,117	1.99%(g)	2.20%(g)	(1.00%)	24.04%
(10.08%)	16,007	2.00%(g)	2.15%(g)	(1.17%)	29.74%
(24.30%)	25,068	1.99%(g)	2.06%(g)	(1.38%)	59.08%
55.93%	44,295	1.99%	2.06%	(1.20%)	78.38%
8.25%	36,621	2.05%(g)	2.10%(g)	(1.26%)	60.67%
6.41%	48,382	2.10%(g)	2.10%(g)	(0.99%)	55.00%

17.52%	3,606	1.64%(g)	1.73%(g)	(0.68%)	24.04%
(9.73%)	2,773	1.64%(g)	1.68%(g)	(0.82%)	29.74%
(24.04%)	3,286	1.65%(g)	1.65%(g)	(1.03%)	59.08%
56.50%	5,408	1.63%	1.63%	(0.84%)	78.38%
8.59%	3,554	1.75%(g)	1.75%(g)	(0.96%)	60.67%
6.78%	5,272	1.75%(g)	1.75%(g)	(0.65%)	55.00%

17.85%	33,672	1.15%(g)	1.24%(g)	(0.18%)	24.04%
(9.27%)	28,529	1.13%(g)	1.17%(g)	(0.31%)	29.74%
(23.64%)	31,893	1.11%(g)	1.11%(g)	(0.50%)	59.08%
57.33%	41,568	1.11%	1.11%	(0.31%)	78.38%
9.24%	31,548	1.13%(g)	1.13%(g)	(0.35%)	60.67%
7.44%	40,476	1.12%(g)	1.12%(g)	(0.04%)	55.00%

17.90%	226,839	0.99%(g)	1.16%(g)	(0.01%)	24.04%
(9.14%)	233,893	1.00%(g)	1.14%(g)	(0.16%)	29.74%
(23.54%)	559,518	0.99%(g)	1.07%(g)	(0.38%)	59.08%
57.48%	931,614	0.99%	1.06%	(0.21%)	78.38%
9.37%	536,973	1.04%(g)	1.10%(g)	(0.27%)	60.67%
7.48%	607,103	1.11%(g)	1.11%(g)	0.03%	55.00%
2024 Semi-Annual Report	107

Financial Highlights  (continued)
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

abrdn U.S. Sustainable Leaders Fund
		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period
Class A Shares
Six-Months Ended April 30, 2024*	$9.62	$(–)(g)	$1.83	$ 1.83	$ (0.01)	$ –	$ (0.01)	$ 11.44
Year Ended October 31, 2023	9.38	0.01	0.27	0.28	–	(0.04)	(0.04)	9.62
Year Ended October 31, 2022	17.32	(0.05)	(3.52)	(3.57)	–	(4.37)	(4.37)	9.38
Year Ended October 31, 2021	13.79	(0.05)	5.31	5.26	–	(1.73)	(1.73)	17.32
Year Ended October 31, 2020	12.95	(0.03)	2.17	2.14	(0.01)	(1.29)	(1.30)	13.79
Year Ended October 31, 2019	12.53	0.01	1.79	1.80	(0.02)	(1.36)	(1.38)	12.95
Class C Shares
Six-Months Ended April 30, 2024*	6.86	(0.03)	1.31	1.28	–	–	–	8.14
Year Ended October 31, 2023	6.76	(0.04)	0.18	0.14	–	(0.04)	(0.04)	6.86
Year Ended October 31, 2022	13.77	(0.09)	(2.55)	(2.64)	–	(4.37)	(4.37)	6.76
Year Ended October 31, 2021	11.36	(0.12)	4.26	4.14	–	(1.73)	(1.73)	13.77
Year Ended October 31, 2020	10.94	(0.10)	1.81	1.71	–	(1.29)	(1.29)	11.36
Year Ended October 31, 2019	10.87	(0.06)	1.49	1.43	–	(1.36)	(1.36)	10.94
Institutional Service Class Shares
Six-Months Ended April 30, 2024*	10.86	0.01	2.07	2.08	(0.04)	–	(0.04)	12.90
Year Ended October 31, 2023	10.56	0.04	0.30	0.34	–	(0.04)	(0.04)	10.86
Year Ended October 31, 2022	18.91	(0.03)	(3.95)	(3.98)	–	(4.37)	(4.37)	10.56
Year Ended October 31, 2021	14.89	(0.02)	5.77	5.75	–	(1.73)	(1.73)	18.91
Year Ended October 31, 2020	13.88	(–)(g)	2.34	2.34	(0.04)	(1.29)	(1.33)	14.89
Year Ended October 31, 2019	13.33	0.04	1.92	1.96	(0.05)	(1.36)	(1.41)	13.88
Institutional Class Shares
Six-Months Ended April 30, 2024*	10.96	0.01	2.08	2.09	(0.03)	–	(0.03)	13.02
Year Ended October 31, 2023	10.65	0.04	0.31	0.35	–	(0.04)	(0.04)	10.96
Year Ended October 31, 2022	19.03	(0.02)	(3.99)	(4.01)	–	(4.37)	(4.37)	10.65
Year Ended October 31, 2021	14.96	(0.01)	5.81	5.80	–	(1.73)	(1.73)	19.03
Year Ended October 31, 2020	13.93	0.01	2.35	2.36	(0.04)	(1.29)	(1.33)	14.96
Year Ended October 31, 2019	13.37	0.04	1.93	1.97	(0.05)	(1.36)	(1.41)	13.93

*	Unaudited
(a)	Net investment income/(loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	Not Annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	Less than $0.005 per share.
(h)	Includes interest expense that amounts to less than 0.01%.
Amounts listed as “–” are $0 or round to $0.
See Accompanying Notes to Financial Statements.
108	2024 Semi-Annual Report

Financial Highlights  (concluded)
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

abrdn U.S. Sustainable Leaders Fund  (concluded)
	Ratios/Supplemental Data
Total Return (b)(c)	Net Assets at End of Period (000's)	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(d)(e)	Ratio of Net Investment Income (Loss) to Average Net Assets (d)	Portfolio Turnover (c)(f)

19.04%	$ 234,996	1.19%	1.25%	(0.08%)	5.09%
3.00%	208,286	1.19%(h)	1.27%(h)	0.11%	31.62%
(27.49%)	222,190	1.19%(h)	1.24%(h)	(0.43%)	44.12%
41.35%	345,638	1.19%	1.23%	(0.33%)	111.07%
17.50%	264,977	1.19%	1.26%	(0.24%)	49.68%
17.60%	247,926	1.19%	1.27%	0.06%	47.13%

18.66%	272	1.90%	2.05%	(0.79%)	5.09%
2.09%	327	1.90%(h)	2.09%(h)	(0.55%)	31.62%
(27.96%)	229	1.90%(h)	2.08%(h)	(1.14%)	44.12%
40.20%	329	1.90%	2.07%	(1.01%)	111.07%
16.71%	1,143	1.90%	2.08%	(0.94%)	49.68%
16.75%	1,428	1.90%	2.11%	(0.58%)	47.13%

19.12%	114,842	0.96%	1.02%	0.15%	5.09%
3.23%	101,341	0.96%(h)	1.04%(h)	0.33%	31.62%
(27.32%)	106,068	0.97%(h)	1.02%(h)	(0.20%)	44.12%
41.61%	158,581	0.97%	1.01%	(0.11%)	111.07%
17.79%	121,611	0.97%	1.04%	(0.01%)	49.68%
17.84%	113,600	0.97%	1.05%	0.29%	47.13%

19.13%	8,382	0.90%	1.02%	0.21%	5.09%
3.30%	7,555	0.90%(h)	1.04%(h)	0.39%	31.62%
(27.29%)	8,644	0.90%(h)	1.01%(h)	(0.14%)	44.12%
41.77%	14,953	0.90%	1.00%	(0.05%)	111.07%
17.89%	10,982	0.90%	1.01%	0.05%	49.68%
17.90%	8,839	0.90%	1.03%	0.34%	47.13%

2024 Semi-Annual Report	109

Notes to  Financial Statements (unaudited)
April 30, 2024

1.  Organization
abrdn Funds (the "Trust") was organized as a statutory trust under the laws of the state of Delaware by a Certificate of Trust filed on September 27, 2007 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. As of April 30, 2024, the Trust had authorized an unlimited number of shares of beneficial interest ("shares") without par value. As of April 30, 2024, the Trust operated nineteen (19) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the fourteen (14) funds listed below (each, a "Fund"; collectively, the "Funds"):
•	abrdn China A Share Equity Fund ("China A Share Equity Fund")
•	abrdn Dynamic Dividend Fund (“Dynamic Dividend Fund”)
•	abrdn EM SMA Completion Fund* ("EM SMA Completion Fund")
•	abrdn Emerging Markets Dividend Fund (formerly, abrdn International Sustainable Leaders Fund) (“Emerging Markets Dividend Fund”)
•	abrdn Emerging Markets ex-China Fund (“Emerging Markets ex-China Fund”)
•	abrdn Emerging Markets Fund (“Emerging Markets Fund”)
•	abrdn Emerging Markets Sustainable Leaders Fund (“Emerging Markets Sustainable Leaders Fund”)
•	abrdn Focused U.S. Small Cap Equity Fund (formerly, abrdn U.S. Sustainable Leaders Smaller Companies Fund) (“Focused U.S. Small Cap Equity Fund”)
•	abrdn Global Equity Impact Fund (“Global Equity Impact Fund”)
•	abrdn Global Infrastructure Fund (“Global Infrastructure Fund”)
•	abrdn International Small Cap Fund (formerly, (“International Small Cap Fund”)
•	abrdn Realty Income & Growth Fund (“Realty Income & Growth Fund”)
•	abrdn U.S. Small Cap Equity Fund (“U.S. Small Cap Equity Fund”)
•	abrdn U.S. Sustainable Leaders Fund (“U.S. Sustainable Leaders Fund”)
*Not available to the General Public. Shares of the Fund may be purchased only by or on behalf of separately managed account clients where abrdn Inc. ("abrdn" or the "Adviser"), the Fund's Adviser or an affiliate of the Adviser has an agreement with the managed account program sponsor (the"Program Sponsor"), or directly with the client, to provide management or advisory services to the managed account or to the Program Sponsor for its use in managing such account. The Fund is a "completion fund," meaning that it is intended to be used as part of a broader investment program by certain separately managed account clients.
2.  Summary of Significant Accounting Policies
The Trust is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946 Financial Services-Investment Companies. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies conform to generally accepted accounting principles ("GAAP") in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The accounting records of the Funds are maintained in U.S. Dollars.
a.	Security Valuation:
The Funds value their securities at current market value or fair value, consistent with regulatory requirements. "Fair value" is defined in the Funds' Valuation and Liquidity Procedures as the price that could be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants without a compulsion to transact at the measurement date. Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees (the "Board") designated the Adviser as the valuation designee ("Valuation Designee") for the Funds to perform the fair value determinations relating to Fund investments for which market quotations are not readily available or deemed unreliable.
Equity securities that are traded on an exchange are valued at the last quoted sale price or the official close price on the principal exchange on which the security is traded at the “Valuation Time” subject to application, when appropriate, of the valuation factors described in the paragraph below. Under normal circumstances, the Valuation Time is as of the close of regular trading on the New York Stock Exchange ("NYSE") (usually 4:00 p.m. Eastern Time). In the absence of a sale price, the security is valued at the mean of the bid/ask price quoted at the close on the principal exchange on which the security is traded. Securities traded on NASDAQ are valued at the NASDAQ official closing price.
In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Funds disclose the fair value of their investments using a three-level hierarchy that classifies the inputs to valuation techniques used to measure the fair value. The hierarchy assigns Level 1, the highest level, measurements to valuations based upon unadjusted quoted prices in active markets for identical
110	2024 Semi-Annual Report

Notes to  Financial Statements (unaudited)  (continued)
April 30, 2024

assets, Level 2 measurements to valuations based upon other significant observable inputs, including adjusted quoted prices in active markets for similar assets, and Level 3, the lowest level, measurements to valuations based upon unobservable inputs that are significant to the valuation. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. A financial instrument’s level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement.
Open-end mutual funds are valued at the respective net asset value (“NAV”) as reported by such company. The prospectuses for the registered open-end management investment companies in which a Fund invests explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing. Closed-end funds and exchange-traded funds (“ETFs”) are valued at the market price of the security at the Valuation Time (defined above). A security using any of these pricing methodologies is generally determined to be a Level 1 investment.
Foreign equity securities that are traded on foreign exchanges that close prior to the Valuation Time are valued by applying valuation factors to the last sale price or the mean price as noted above. Valuation factors are provided by an independent pricing service provider. These valuation factors are used when pricing a Fund's portfolio holdings to estimate market movements between the time foreign markets close and the time a Fund values such foreign securities. These valuation factors are based on inputs such as depositary receipts, indices, futures, sector indices/ETFs, exchange rates, and local exchange opening and closing prices of each security. When prices with the application of valuation factors are utilized, the value assigned to the foreign securities may not be the same as quoted or published prices of the securities on their primary markets. A security that applies a valuation factor is generally determined to be a Level 2 investment because the exchange-traded price has been adjusted. Valuation factors are not utilized if the independent pricing service provider is unable to provide a valuation factor or if the valuation factor falls below a predetermined threshold.
Long-term debt and other fixed income securities are valued at the last quoted or evaluated bid price on the valuation date provided by an independent pricing service provider. If there are no current day bids, the security is valued at the previously applied bid. Pricing services generally price debt securities assuming orderly transactions of an institutional “round lot” size, and the strategies employed by the Adviser as Valuation Designee generally trade in round lot sizes. In certain circumstances, fixed income securities may be held or transactions may be conducted in smaller, “odd lot” sizes. Odd lots may trade at lower or occasionally higher prices than institutional round lot trades. Short-term debt securities (such as commercial paper and U.S. treasury bills) having a remaining maturity of 60 days or less are valued at the last quoted or evaluated bid price on the valuation date provided by an independent pricing service, or on the basis of amortized cost if it represents the best approximation for fair value. Debt and other fixed-income securities are generally determined to be Level 2 investments.
Short-term investments are comprised of cash and cash equivalents invested in short-term investment funds which are redeemable daily. The Funds sweep available cash into the State Street Institutional U.S. Government Money Market Fund, which has elected to qualify as a “government money market fund” pursuant to Rule 2a-7 under the 1940 Act, and has an objective, which is not guaranteed, to maintain a $1.00 per share NAV. Generally, these investment types are categorized as Level 1 investments.
Forward foreign currency contracts are generally valued based on the bid price of the forward rates and the current spot rate. Forward exchange rate quotations are available for scheduled settlement dates, such as 1-, 3-, 6-, 9- and 12-month periods. An interpolated valuation is derived based on the actual settlement dates of the forward contracts held. Futures contracts are valued at the settlement price or at the last bid price if no settlement price is available. Interest rate swaps agreements are generally valued by an approved pricing agent based on the terms of the swap agreement (including future cash flows).
In the event that a security’s market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which it trades closes before the Valuation Time), the security is valued at fair value as determined by the Valuation Designee, taking into account the relevant factors and surrounding circumstances using valuation policies and procedures approved by the Board. Under normal circumstances the Valuation Time is as of the close of regular trading on the NYSE (usually 4:00 p.m. Eastern Time). A security that has been fair valued by the Adviser may be classified as Level 2 or Level 3 depending on the nature of the inputs.
The three-level hierarchy of inputs is summarized below:
•	Level 1 - quoted prices (unadjusted) in active markets for identical investments;
•	Level 2 - other significant observable inputs (including valuation factors, quoted prices for similar securities, interest rates, prepayment speeds, and credit risk, etc.); or
2024 Semi-Annual Report	111

Notes to  Financial Statements (unaudited)  (continued)
April 30, 2024

•	Level 3 - significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments).
A summary of standard inputs is listed below:
Security Type	Standard Inputs
Debt and other fixed-income securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, credit quality, yield, and maturity.
Foreign equities utilizing a fair value factor	Depositary receipts, indices, futures, sector indices/ETFs, exchange rates, and local exchange opening and closing prices of each security.
Forward foreign currency contracts	Forward exchange rate quotations.
Swap agreements	Market information pertaining to the underlying reference assets, i.e., credit spreads, credit event probabilities, fair values, forward rates, and volatility measures.
The following is a summary of the inputs used as of April 30, 2024 in valuing the Funds' investments at fair value. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Please refer to the Statements of Investments for a detailed breakout of the security types:
Investments, at Value	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
China A Share Equity Fund
Assets
Investments in Securities
Common Stocks	$342,783	$18,379,966	$–	$18,722,749
Exchange-Traded Funds	414,265	–	–	414,265
Short-Term Investment	564,112	–	–	564,112
Total Investments	$1,321,160	$18,379,966	$–	$19,701,126
Total Investment Assets	$1,321,160	$18,379,966	$–	$19,701,126
Dynamic Dividend Fund
Assets
Investments in Securities
Common Stocks	$62,497,408	$32,074,128	$–	$94,571,536
Preferred Stocks	–	1,293,343	–	1,293,343
Total Investments	$62,497,408	$33,367,471	$–	$95,864,879
Other Financial Instruments
Foreign Currency Exchange Contracts	$–	$160,647	$–	$160,647
Total Investment Assets	$62,497,408	$33,528,118	$–	$96,025,526
EM SMA Completion Fund
Assets
Investments in Securities
Common Stocks	$107,216	$166,142	$–	$273,358
Preferred Stocks	11,183	63,640	–	74,823
Short-Term Investment	8,100	–	–	8,100
Total Investments	$126,499	$229,782	$–	$356,281
Total Investment Assets	$126,499	$229,782	$–	$356,281
112	2024 Semi-Annual Report

Notes to  Financial Statements (unaudited)  (continued)
April 30, 2024

Investments, at Value	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Emerging Markets Dividend Fund
Assets
Investments in Securities
Common Stocks	$28,230,285	$43,151,231	$–	$71,381,516
Exchange-Traded Funds	3,397,201	–	–	3,397,201
Preferred Stocks	1,433,176	5,187,615	–	6,620,791
Total Investments	$33,060,662	$48,338,846	$–	$81,399,508
Total Investment Assets	$33,060,662	$48,338,846	$–	$81,399,508
Emerging Markets ex-China Fund
Assets
Investments in Securities
Common Stocks	$16,188,430	$44,793,670	$–	$60,982,100
Preferred Stocks	939,506	3,240,082	–	4,179,588
Short-Term Investment	985,312	–	–	985,312
Total Investments	$18,113,248	$48,033,752	$–	$66,147,000
Total Investment Assets	$18,113,248	$48,033,752	$–	$66,147,000
Emerging Markets Fund
Assets
Investments in Securities
Common Stocks	$210,996,150	$1,112,234,449	$–	$1,323,230,599
Preferred Stocks	23,727,914	102,159,000	–	125,886,914
Short-Term Investment	38,491,587	–	–	38,491,587
Total Investments	$273,215,651	$1,214,393,449	$–	$1,487,609,100
Total Investment Assets	$273,215,651	$1,214,393,449	$–	$1,487,609,100
Emerging Markets Sustainable Leaders Fund
Assets
Investments in Securities
Common Stocks	$9,304,708	$53,468,654	$–	$62,773,362
Preferred Stocks	728,667	5,092,178	–	5,820,845
Short-Term Investment	1,043,458	–	–	1,043,458
Total Investments	$11,076,833	$58,560,832	$–	$69,637,665
Total Investment Assets	$11,076,833	$58,560,832	$–	$69,637,665
Focused U.S. Small Cap Equity Fund
Assets
Investments in Securities
Common Stocks	$12,193,680	$–	$–	$12,193,680
Short-Term Investment	303,504	–	–	303,504
Total Investments	$12,497,184	$–	$–	$12,497,184
Total Investment Assets	$12,497,184	$–	$–	$12,497,184
2024 Semi-Annual Report	113

Notes to  Financial Statements (unaudited)  (continued)
April 30, 2024

Investments, at Value	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Global Equity Impact Fund
Assets
Investments in Securities
Common Stocks	$27,738,284	$15,430,435	$–	$43,168,719
Short-Term Investment	896,853	–	–	896,853
Total Investments	$28,635,137	$15,430,435	$–	$44,065,572
Total Investment Assets	$28,635,137	$15,430,435	$–	$44,065,572
Global Infrastructure Fund
Assets
Investments in Securities
Common Stocks	$24,445,779	$16,703,982	$–	$41,149,761
Short-Term Investment	149,709	–	–	149,709
Total Investments	$24,595,488	$16,703,982	$–	$41,299,470
Total Investment Assets	$24,595,488	$16,703,982	$–	$41,299,470
International Small Cap Fund
Assets
Investments in Securities
Common Stocks	$23,927,876	$96,806,103	$–	$120,733,979
Preferred Stocks	–	3,851,219	–	3,851,219
Short-Term Investment	3,884,640	–	–	3,884,640
Total Investments	$27,812,516	$100,657,322	$–	$128,469,838
Total Investment Assets	$27,812,516	$100,657,322	$–	$128,469,838
Realty Income & Growth Fund
Assets
Investments in Securities
Common Stocks	$35,060,714	$–	$–	$35,060,714
Short-Term Investment	69,428	–	–	69,428
Total Investments	$35,130,142	$–	$–	$35,130,142
Total Investment Assets	$35,130,142	$–	$–	$35,130,142
U.S. Small Cap Equity Fund
Assets
Investments in Securities
Common Stocks	$368,336,818	$–	$–	$368,336,818
Short-Term Investment	3,162,852	–	–	3,162,852
Total Investments	$371,499,670	$–	$–	$371,499,670
Total Investment Assets	$371,499,670	$–	$–	$371,499,670
114	2024 Semi-Annual Report

Notes to  Financial Statements (unaudited)  (continued)
April 30, 2024

Investments, at Value	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
U.S. Sustainable Leaders Fund
Assets
Investments in Securities
Common Stocks	$349,877,873	$–	$–	$349,877,873
Short-Term Investment	8,958,876	–	–	8,958,876
Total Investments	$358,836,749	$–	$–	$358,836,749
Total Investment Assets	$358,836,749	$–	$–	$358,836,749
Amounts listed as “–” are $0 or round to $0.
For the six-month period ended April 30, 2024, there were no significant changes to the fair valuation methodologies.
Level 3 investments held during and at the end of the six-month period ended April 30, 2024 in relation to net assets, of the China A Share Equity Fund, Emerging Markets Dividend Fund and of the Emerging Markets Fund were not significant (0.0% of total net assets) and accordingly, a reconciliation of Level 3 assets for the six-month period ended April 30, 2024 is not presented. The valuation technique used at April 30, 2024 was fair valuation at zero pursuant to procedures approved by the Fund's Board of Trustees.
b.	Restricted Securities:
Restricted securities are privately-placed securities whose resale is restricted under U.S. securities laws. The Funds may invest in restricted securities, including unregistered securities eligible for resale without registration pursuant to Rule 144A and privately-placed securities of U.S. and non-U.S. issuers offered outside the U.S. without registration pursuant to Regulation S under the Securities Act of 1933, as amended (the "1933 Act"). Rule 144A securities may be freely traded among certain qualified institutional investors, such as the Funds, but resale of such securities in the U.S. is permitted only in limited circumstances.
c.	Foreign Currency Translation:
Foreign securities, currencies and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of the Valuation Time, as provided by an independent pricing service. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective date of these transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. These fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies within the Statements of Operations.
d.	Rights Issues and Warrants:
Rights issues give the right, normally to existing shareholders, to buy a proportional number of additional securities at a given price (generally at a discount) within a fixed period (generally a short-term period) and are offered at the company’s discretion. Warrants are securities that give the holder the right to buy common stock at a specified price for a specified period of time. Rights issues and warrants are speculative and have no value if they are not exercised before the expiration date. Rights issues and warrants are valued at the last sale price on the exchange on which they are traded.
e.	Derivative Financial Instruments:
Certain Funds are authorized to use derivatives to manage currency risk, credit risk, and interest rate risk and to replicate, or use as a substitute for, physical securities. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract. The use of derivative instruments involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statements of Assets and Liabilities.
Forward Foreign Currency Exchange Contracts:
A forward foreign currency exchange contract ("forward contract") involves an obligation to purchase and sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward contracts are used to manage a Fund's currency exposure in an efficient manner. They are used to sell unwanted currency exposure that comes with holding securities in a market, or to buy currency exposure where the exposure from holding securities is
2024 Semi-Annual Report	115

Notes to  Financial Statements (unaudited)  (continued)
April 30, 2024

insufficient to give the desired currency exposure either in absolute terms or relative to a particular benchmark or index. The use of forward contracts allows for the separation of investment decision-making between foreign exchange holdings and their currencies.
The forward contract is marked-to-market daily and the change in market value is recorded by a Fund as unrealized appreciation or depreciation. Forward contracts' prices are received daily from an independent pricing provider. When the forward contract is closed, a Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. These realized and unrealized gains and losses are reported on the Statement of Operations. A Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or from unanticipated movements in exchange rates.
During the six-month period ended April 30, 2024, the Funds used forward contracts for the purposes of efficient portfolio management and managing active currency risk relative to the benchmark.
While a Fund may enter into forward contracts to seek to reduce currency exchange rate risks, transactions in such contracts involve certain risks. A Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in exchange rates. Thus, while a Fund may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for a Fund than if it had not engaged in any such transactions. Moreover, there may be an imperfect correlation between a Fund’s portfolio holdings or securities quoted or denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may prevent a Fund from achieving a complete hedge, which will expose the Fund to the risk of foreign exchange loss.
Forward contracts are subject to the risk that the counterparties to such contracts may default on their obligations. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearing house, a default on the contract would deprive a Fund of unrealized profits, transaction costs or the benefits of a currency hedge or force a Fund to cover its purchase or sale commitments, if any, at the market price at the time of the default.
Summary of Derivative Instruments
Certain Funds may use derivatives for various purposes as noted above. The following is a summary of the fair value of derivative instruments, not accounted for as hedging instruments, as of April 30, 2024:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other	Total
Dynamic Dividend Fund
Assets:
Unrealized appreciation on:
Forward Foreign Currency Exchange Contracts	$–	$160,647	$–	$–	$–	$–	$160,647
Total	$–	$160,647	$–	$–	$–	$–	$160,647
Amounts listed as “–” are $0 or round to $0.
Certain funds have transactions that may be subject to enforceable master netting arrangements. A reconciliation of the gross amounts on the Statements of Assets and Liabilities as of April 30, 2024 to the net amounts by broker and derivative type, including any collateral received or pledged, is included in the following tables:
116	2024 Semi-Annual Report

Notes to  Financial Statements (unaudited)  (continued)
April 30, 2024

		Gross Amounts Not Offset in the Statement of Assets and Liabilities				Gross Amounts Not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Assets Presented in Statement of Assets and Liabilities	Financial Instruments	Collateral Received	Net Amount	Gross Amounts of Liabilities Presented in Statement of Assets and Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Description	Assets				Liabilities
Dynamic Dividend Fund
Foreign Currency Exchange Contracts
Citibank N.A.	$160,647	$–	$–	$160,647	$–	$–	$–	$–
Amounts listed as “–” are $0 or round to $0.
The following is a summary of the location of realized gain/(loss) and net change in unrealized appreciation/(depreciation) on derivatives in the Statement of Operations for the six-month period ended April 30, 2024:
	Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Total
Dynamic Dividend Fund
Net Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation/(depreciation) of:
Forward Currency Contracts	$–	$134,582	$–	$–	$–	$134,582
Total	$–	$134,582	$–	$–	$–	$134,582
Amounts listed as “–” are $0 or round to $0.
Information about derivatives reflected as of the date of this report is generally indicative of the type of activity for the six-month period ended April 30, 2024. The table below summarizes the weighted average values of derivatives holdings by the Funds during the six-month period ended April 30, 2024.
Derivative	Average Notional Value
Dynamic Dividend Fund
Foreign Currency Contracts Sold	$8,691,979
f.	Security Transactions, Investment Income and Expenses:
Security transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and currency transactions are calculated on the identified cost basis. Dividend income and corporate actions are recorded generally on the ex-date, except for certain dividends and corporate actions which may be recorded after the ex-date, as soon as a Fund acquires information regarding such dividends or corporate actions.
Interest income and expenses are recorded on an accrual basis. The calendar year-end amounts of ordinary income, capital gains and return of capital included in distributions received from the Funds’ investments in real estate investment trusts (“REITs”) are reported to the Funds after the end of the fiscal year; accordingly, the Funds estimate these amounts for accounting purposes until the characterization of REIT distributions is reported to the Funds after the end of the fiscal year. Estimates are based on the most recent REIT distribution information available. Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated
2024 Semi-Annual Report	117

Notes to  Financial Statements (unaudited)  (continued)
April 30, 2024

proportionately among the relevant Funds based on net assets of each Fund as of month-end. For each of the Funds, the method for allocating income, fund level expenses, and realized and unrealized gains or losses to a class is based on the average net asset value of that class’ shares in proportion to the average net assets of the relevant Fund when incurred. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.
g.	Distributions:
Distributions from net investment income, if any, are declared and paid annually for all Funds except the Dynamic Dividend Fund, which declares and pays monthly, and the Global Infrastructure Fund and Realty Income & Growth Fund, which declare and pay quarterly. The Funds will also declare and pay distributions at least annually from net realized gains on investment transactions and net realized foreign exchange gains, if any. Dividends and distributions to shareholders are recorded on the ex-dividend date. The Funds will also declare and pay distributions at least annually from net realized gains on investment transactions and net realized foreign exchange gains, if any. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for foreign currencies and loss deferrals.
h.	Federal Income Taxes:
Each Fund intends to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code of 1986, as amended (the"Code"), and to make distributions of net investment income and net realized capital gains sufficient to relieve the Funds from all federal income taxes. Therefore, no federal income tax provision is required. Management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Funds' U.S. federal and state tax returns for each of the most recent four fiscal years up to the most recent fiscal year ended October 31, 2023 are subject to such review.
i.	Foreign Withholding Tax:
Dividend and interest income from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes and are recorded on the Statement of Operations. The Funds file for tax reclaims for the refund of such withholdings taxes according to tax treaties. Tax reclaims that are deemed collectible are booked as tax reclaim receivable on the Statement of Assets and Liabilities. Foreign tax authorities can examine previously filed withholding tax reclaims for various periods of time, depending on the statute of limitations in each foreign jurisdiction. In some cases, amounts that have been refunded by foreign tax authorities and received by the Funds are still subject to such review.
In addition, the Funds may be subject to capital gains tax in certain countries in which they invest. The above taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties with some of these countries. The Funds accrue such taxes when the related income is earned.
In addition, when the Funds sell securities within certain countries in which they invest, the capital gains realized may be subject to tax. Based on these market requirements and as required under GAAP, the Funds accrue deferred capital gains tax on securities currently held that have unrealized appreciation within these countries. The amount of deferred capital gains tax accrued is reported on the Statement of Operations as part of the Net Change in Unrealized Appreciation/Depreciation on Investments.
abrdn Dynamic Dividend Fund received requests from the German Federal Tax Office ("GTO") for additional documents and information relating to withholding tax refunds from 2009-2011 that the Fund had previously received and recorded. The tax refunds previously received amounted to approximately 1.26% of the Dynamic Dividend Fund's net assets as of October 31, 2022. Of the 1.26%, 0.87% were contested by the GTO. On April 24, 2023, the Fund repaid EUR 881,176, which had been accrued as a liability of the Fund, to the GTO. Following the repayment of the contested amounts, the Fund considers the matter settled with the GTO.
abrdn Emerging Markets Dividend Fund (“EMD”) and abrdn Global Equity Impact Fund (“GEI”). The total return in the financial highlights reflects the receipt of the recognition of Article 63 EU Tax Reclaims net of estimated taxes payable to the Internal Revenue Service ("IRS") on behalf of shareholders. At the time of receipt, those payments, net of applicable tax, resulted in an increase in net assets of approximately 5.4% 2.1%, and 1.4% in 2017, 2019 and 2022, respectively for EMD and an increase in net assets of approximately 3.1%, 0.3%, 0.9%, and 2.1% in 2017, 2018, 2019 and 2022, respectively for GEI, based upon the net asset value as of the date of receipt. Without these payments, EMD's and GEI’s performance would have been lower during each respective period in which the refunds and/or interest was received or recognized under U.S. GAAP. Additionally, past returns would have been higher had each Predecessor Fund not originally paid the withholding taxes that relate to the Article 63 EU reclaims that have been returned. There can be no assurance that the Funds will receive additional Article 63 EU Tax Reclaim payments or maintain this level of performance in the future.
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Notes to  Financial Statements (unaudited)  (continued)
April 30, 2024

Consistent with U.S. GAAP accrual requirements, for uncertain tax positions, each fund recognizes Article 63 EU Tax Reclaims when more likely than not that the fund will sustain its position that it is due the reclaim During the year ended October 31, 2023, Article 63 EU Tax reclaims and interest, as applicable, were paid to each Fund related to Spain dividend withholding tax, representing 3.85% and 3.82% on receipt date, respectively, of net assets of EMD and GEI, which had had been previously recorded in each fund’s respective net asset value during the fiscal year 2022. During the year period ended April 30, 2024, Article 63 EU Tax reclaims and interest, as applicable, were paid to each Fund related to French dividend withholding tax, representing 1.26% and 0.94% on receipt date, respectively, of net assets of EMD and GEI, which had had been previously recorded in each fund’s respective net asset value during the fiscal year 2022.
As of April 30, 2024, EMD and GEI have remaining Article 63 EU Tax Reclaims, primarily related to France, Germany, and Spain. For the six-month period ended April 30, 2024, based upon evaluation of facts and circumstances related to the outstanding claims, the outstanding reclaims related to France remain accrued as a receivable, and are reflected as Article 63 EU Tax Reclaims Receivable on the accompanying statements of assets and liabilities. Certain of the outstanding Article 63 EU Tax Reclaims related to Germany and Spain are not deemed to meet the recognition criteria under U.S. GAAP as of April 30, 2024, and have not been recorded in each fund’s respective net asset value. As of April 30, 2024, the total amount of outstanding reclaims (before the impact of interest or any tax or additional costs incurred in the pursuit of such reclaims) filed with Germany and Spain represents 3.13% and 3.55% on a gross basis, respectively, of net assets of EMD and GEI. These amounts net of estimated taxes represent 1.89% and 2.21%, respectively, of net assets of EMD and GEI. Recognition by EMD or GEI of these amounts would have a positive impact on either fund's performance.
The payments received on tax reclaims (including interest payments), prior to any applicable tax liability as described below, within the six-month period ended April 30, 2024, and from prior periods were as follows:

	Amount	Percent of Total Net Assets	Received Date Range
Emerging Markets Dividend Fund
Withholding Tax Refunds Received from Country:
Finland	$1,355,000	0.35%*	5/21/2015
Poland	16,452,314	7.74%**	12/26/2016-2/24/2017
Poland	5,504,000	3.68%****	12/12/2018-9/4/2019
Sweden	210,317	0.26%*****	6/1/2022
France	3,083,216	2.58%*****	6/15/2022-11/23/2023
Spain	3,306,910	3.79%******	1/20/2023
Global Equity Impact Fund
Withholding Tax Refunds Received from Country:
Finland	$500,000	0.25%*	5/21/2015
Poland	4,400,193	4.68%**	2/1/2017-2/24/2017
Poland	380,000	0.59%***	8/22/2018
Poland	1,011,000	1.62%****	2/12/2019-9/4/2019
Sweden	150,447	0.32%*****	6/1/2022
France	2,339,667	4.14%*****	6/15/2022-2/12/2024
Spain	1,998,256	3.95%******	1/20/2023
*	As of October 31, 2015
**	As of October 31, 2017
***	As of October 31, 2018
****	As of October 31, 2019
*****	As of October 31, 2022 and April 30, 2024
******	As of October 31, 2023
The receipt of Article 63 EU reclaims from these jurisdictions also results in a tax liability to the shareholders to offset the tax benefits that shareholders received in the past. Such amounts are based on a closing agreement template created by the IRS, that is applicable to all industry participants, in relation to the remittance by a fund of taxes due by its shareholders and paid on their behalf by the fund. The Funds
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Notes to  Financial Statements (unaudited)  (continued)
April 30, 2024

accrue this tax liability which each intends to settle on behalf of its shareholders in accordance with U.S. GAAP. For tax accounting purposes, interest payments received on these payments (if any) are treated as income and are distributed in due course. Additionally, fluctuations in the value of foreign currencies may affect the Funds' tax liability, because the IRS requires a Fund to pay any taxes owed on interest payments on Article 63 EU Tax Reclaims amounts in U.S Dollars based on the foreign currency exchange rate with the applicable jurisdiction that was in effect at the time the Article 63 EU Tax Reclaims amounts were incurred by the Predecessor Fund.
In October 2023, the Funds executed a closing agreement with the IRS which finalized the amount of taxes to be paid on behalf of shareholders related to the reclaims and interest received from France and Sweden in 2022. The amounts paid to the IRS in EMD and GEI were $1,178,490 and $1,134,388, respectively, which were previously recorded in each fund's respective net asset value.
Based on information available as of the date of this Annual Report, an estimated tax amount has been accrued and is reflected (approx. 2.77% and 3.02% of net assets in EMD and GEI, respectively) related to the reclaims recorded associated with Spain and France. This amount is reflected as Payable to IRS on behalf of shareholders related to Article 63 EU Tax reclaims on the accompanying statements of asset and liabilities.
The Emerging Markets Sustainable Leaders Fund filed for Article 63 EU Tax Reclaims in France and Germany. On March 29, 2024 the Emerging Markets Sustainable Leaders Fund received a French EU reclaim payment for $82,401 (0.12%) related to claim years 2018-2020. The Fund accrued an IRS tax liability of $36,768 (0.05%) at the time of recognition. As of April 30, 2024, the total amount of outstanding reclaims (before the impact of interest or any tax or additional costs incurred in the pursuit of such reclaims) filed with France and Germany represents 1.76% of net assets. These amounts net of estimated taxes represent 1.01% of net assets. Recognition by the Fund of these amounts would have a positive impact on the Fund's performance. Based upon evaluation of facts and circumstances related to the outstanding claims, the claims were deemed to not meet the recognition criteria under U.S. GAAP as of April 30, 2024, and have not been recorded in the Fund’s net asset value.
j.	Securities Lending:
Through an agreement with Securities Finance Trust Company as the Lending Agent and State Street Bank and Trust Company (the Funds’ custodian) ("State Street"), the Funds may lend their portfolio securities to brokers, dealers and other financial institutions that pay a negotiated fee in order to generate additional income. The Funds receive non-cash collateral in the form of U.S. Government Securities, with respect to each loan of U.S. securities, typically equal to at least 102% of the value of the portfolio securities loaned, and, with respect to each loan of non-U.S. securities, typically equal to at least 105% of the value of the portfolio securities loaned, and at all times thereafter require the borrower to mark to market such collateral on a daily basis so that the market value of such collateral does not fall below 100% of the market value of the portfolio securities so loaned.
Income generated from securities lending includes the difference between (i) the sum of income received from the investment of collateral received from the borrowers that are counterparties to loans, loan fees received from loans, and fees paid by borrower on loans collateralized with collateral other than cash collateral; and ii) any rebate paid to a borrower, and any other allocable fees and expenses in connection with loans of securities. All income is accrued daily and is apportioned 90% to the Funds and 10% to the Lending Agent.
The Funds continue to own the loaned securities and continue to recognize unrealized gains and losses on the securities on loan. However, securities lending involves certain risks including the event of default or insolvency of the borrower and possible delays or restrictions upon a Fund’s ability to recover the loaned securities or dispose of the collateral for the loan. Securities on loan are noted within the Statement of Investments. Non-cash securities lending collateral held by the Lending Agent on behalf of the Funds cannot be sold or repledged by the Funds and, therefore, this amount is not presented on the Funds’ Statements of Investments.
At April 30, 2024 the Funds did not have any securities on loan.
3.  Agreements and Transactions with Affiliates
a.	Investment Adviser:
Under the Investment Advisory Agreement with the Trust, abrdn manages the Funds in accordance with the policies and procedures established by the Board.
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Notes to  Financial Statements (unaudited)  (continued)
April 30, 2024

For services provided under the terms of the current Investment Advisory Agreement, each Fund pays the Adviser an annual management fee (as a percentage of its average daily net assets) paid monthly according to the following schedule:

Fund	Fee Schedule
China A Share Equity Fund	Up to $500 million	0.850%
	$500 million up to $2 billion	0.800%
	On $2 billion and more	0.750%
Dynamic Dividend Fund	Up to $250 million	1.000%
	On $250 million and more	0.950%
EM SMA Completion Fund	On all assets	-[1]
Emerging Markets Dividend Fund	$0 up to $500 million	0.750%
	$500 million up to $2 billion	0.730%
	$2 billion and more	0.700%
Emerging Markets ex-China Fund	Up to $500 million	0.800%
	$500 million up to $2 billion	0.750%
	On $2 billion and more	0.700%
Emerging Markets Fund	On all assets	0.900%
Emerging Markets Sustainable Leaders Fund	On all assets	0.800%
Focused U.S. Small Cap Equity Fund	Up to $500 million	0.750%
	$500 million up to $2 billion	0.700%
	On $2 billion and more	0.650%
Global Equity Impact Fund	$0 up to $500 million	0.750%
	$500 million up to $2 billion	0.730%
	$2 billion and more	0.700%
Global Infrastructure Fund	Up to $250 million	0.750%
	$250 million up to $750 million	0.700%
	$750 million to $1 billion	0.650%
	On $1 billion and more	0.550%
International Small Cap Fund	Up to $100 million	0.850%
	On $100 million and more	0.750%
Realty Income & Growth Fund	On all assets	0.800%
U.S. Small Cap Equity Fund	Up to $100 million	0.950%
	On $100 million and more	0.800%
U.S. Sustainable Leaders Fund	Up to $500 million	0.700%
	$500 million up to $2 billion	0.650%
	On $2 billion and more	0.600%

1	None of abrdn Inc. (the “Adviser”), abrdn Asia Limited (“aAL”) or abrdn Investments Limited (“aIL” and collectively with aAL, the “Sub-advisers”) charges a management fee or sub-advisory fee to the Fund.
The Adviser has engaged the services of affiliates abrdn Asia Limited and abrdn Investments Limited as subadvisers (the “Subadvisers”) pursuant to subadvisory agreements. The Subadvisers manage a portion of certain Funds’ investments and have the responsibility for making all investment decisions for the portion of a Fund’s assets they manage. Pursuant to the subadvisory agreements, the Adviser pays fees to the Subadvisers.
The Trust and abrdn have entered into written contracts (“Expense Limitation Agreements”) limiting operating expenses for all classes of the Funds from exceeding the amounts listed in the tables below. For each Fund, this contractual limitation may not be terminated before February 28, 2025 without the approval of the Trustees who are not “interested persons” of the Trust, as such term is defined by the 1940 Act (the “Independent Trustees”). For each Fund except the Dynamic Dividend Fund, Emerging Markets Dividend Fund, Global Equity Impact Fund and Global Infrastructure Fund, this limit excludes certain expenses, including any taxes, interest, brokerage fees, short-sale dividend expenses, acquired fund fees and expenses, Rule 12b-1 fees, administrative services fees, transfer agent out-of-pocket expenses for Class A shares, Class R shares, and Institutional Service Class shares and extraordinary expenses. The Expense Limitation Agreement with respect to
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Notes to  Financial Statements (unaudited)  (continued)
April 30, 2024

the Dynamic Dividend Fund and Global Infrastructure Fund excludes certain expenses, including any interest, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses. The Expense Limitation Agreement with respect to the Emerging Markets Dividend Fund and Global Equity Impact Fund excludes certain expenses, including any taxes, interest, brokerage fees, short-sale dividend expenses, acquired fund fees and expenses and Rule 12b-1 fees for Class A shares and extraordinary expenses.
Fund	Limit
China A Share Equity Fund	0.99%
EM SMA Completion Fund	0.00%
Emerging Markets Dividend Fund	0.90%
Emerging Markets ex-China Fund	0.99%
Emerging Markets Fund	1.10%
Emerging Markets Sustainable Leaders Fund	1.10%
Focused U.S. Small Cap Equity Fund	0.90%
Global Equity Impact Fund	0.90%
International Small Cap Fund	0.99%
U.S. Small Cap Equity Fund	0.99%
U.S. Sustainable Leaders Fund	0.90%

Fund	Class A Limit	Institutional Class Limit
Dynamic Dividend Fund	1.50%	1.25%
Global Infrastructure Fund	1.24%	0.99%
Realty Income & Growth Fund	1.24%	0.99%
abrdn may request and receive reimbursement from a Fund of the advisory fees waived and other expenses reimbursed pursuant to the Expense Limitation Agreements as of a date not more than three years after the date when the Adviser limited the fees or reimbursed the expenses; provided that the following requirements are met: the reimbursements do not cause a class to exceed the lesser of the applicable expense limitation in the contract at the time the fees were limited or expenses are paid or the applicable expense limitation in effect at the time the expenses are being recouped by the Adviser, and the payment of such reimbursement is approved by the Board on a quarterly basis (the “Reimbursement Requirements”). Except as provided for in the Expense Limitation Agreements, reimbursement of amounts previously waived or assumed by abrdn is not permitted.
As of April 30, 2024, to the extent the Reimbursement Requirements are met, the cumulative potential reimbursements to abrdn for each Fund, based on expenses reimbursed by abrdn, including adjustments described above, would be:
Fund	Amount Fiscal Year 2021 (Expires 10/31/24)	Amount Fiscal Year 2022 (Expires 10/31/25)	Amount Fiscal Year 2023 (Expires 10/31/26)	Amount Six Months Ended April 30, 2024 (Expires 4/30/27)	Total*
China A Share Equity Fund	$244,894	$299,918	$158,769	$104,081	$807,662
Dynamic Dividend Fund	180,278	104,327	119,893	75,503	480,001
EM SMA Completion Fund	–	–	57,180	31,448	88,628
Emerging Markets Dividend Fund	324,735	427,265	260,483	135,812	1,148,295
Emerging Markets ex-China Fund	191,740	183,875	296,060	140,713	812,388
Emerging Markets Fund	1,800,053	3,610,371	1,294,758	934,649	7,639,831
Emerging Markets Sustainable Leaders Fund	38,869	262,777	186,614	109,221	597,481
Focused U.S. Small Cap Equity Fund	202,597	213,043	159,457	76,500	651,597
Global Equity Impact Fund	240,122	300,400	202,030	98,372	840,924
Global Infrastructure Fund	207,420	181,503	166,135	87,728	642,786
International Small Cap Fund	261,986	386,527	361,392	182,718	1,192,623
122	2024 Semi-Annual Report

Notes to  Financial Statements (unaudited)  (continued)
April 30, 2024

Fund	Amount Fiscal Year 2021 (Expires 10/31/24)	Amount Fiscal Year 2022 (Expires 10/31/25)	Amount Fiscal Year 2023 (Expires 10/31/26)	Amount Six Months Ended April 30, 2024 (Expires 4/30/27)	Total*
Realty Income & Growth Fund	$245,459	$214,703	$186,600	$86,732	$733,494
U.S. Small Cap Equity Fund	604,829	573,835	674,100	292,624	2,145,388
U.S. Sustainable Leaders Fund	216,967	209,581	290,346	108,006	824,900
Amounts listed as “–” are $0 or round to $0.
*	Amounts reported are due to expire throughout the respective 3-year expiration period presented above.
b.	Fund Administration:
Under the terms of the Fund Administration Agreement, abrdn provides various administrative and accounting services, including daily valuation of the Funds' shares, preparation of financial statements, tax returns, regulatory reports, and presentation of quarterly reports to the Board. For services provided pursuant to the Fund Administration Agreement, the Trust pays abrdn an annual fee of 0.08% based on the Trust’s average daily net assets. The fee is then allocated proportionately among all funds within the Trust (including the Funds) in relation to the average daily net assets of each fund. This asset-based fee is subject to an annual minimum fee based on the number of funds served. Pursuant to a sub-administration agreement with abrdn, State Street Bank and Trust Company ("State Street") provides sub-administration services with respect to the Funds. abrdn pays State Street for providing such services.
c.	Distributor and Shareholder Servicing:
The Trust and Aberdeen Fund Distributors, LLC (the “Distributor”) are parties to the current Underwriting Agreement (the “Underwriting Agreement”) whereby the Distributor acts as principal underwriter for the Trust’s shares.
The Trust has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act with respect to certain classes of shares. The Plan permits the Funds to compensate the Distributor, for expenses associated with the distribution-related and/or shareholder services provided by such entities. These fees are paid to the Distributor and are either kept or paid to shareholders’ financial advisors or other intermediaries for distribution and shareholder services. Although actual distribution expenses may be more or less, under the Plan, the Funds pay the Distributor an annual fee of the following amounts, based on the total net assets of each, respective class:

Fund	Class A Shares	Class C Shares(a)	Class R Shares(a)
China A Share Equity Fund	0.25%	1.00%	0.50%
Dynamic Dividend Fund	0.25%	–	–
EM SMA Completion Fund	–	–	–
Emerging Markets Dividend Fund	0.25%	–	–
Emerging Markets ex-China Fund	0.25%	1.00%	0.50%
Emerging Markets Fund	0.25%	1.00%	0.50%
Emerging Markets Sustainable Leaders Fund	0.25%	1.00%	0.50%
Focused U.S. Small Cap Equity Fund	0.25%	–	0.50%
Global Equity Impact Fund	0.25%	–	–
Global Infrastructure Fund	0.25%	–	–
International Small Cap Fund	0.25%	1.00%	0.50%
Realty Income & Growth Fund	0.25%	–	–
U.S. Small Cap Equity Fund	0.25%	1.00%	0.50%
U.S. Sustainable Leaders Fund	0.25%	1.00%	–

(a)	0.25% of which is service fees.
The Adviser or an affiliate of the Adviser may pay additional amounts from its own resources to dealers or other financial intermediaries, for aid in distribution or for aid in providing administrative services to shareholders.
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Notes to  Financial Statements (unaudited)  (continued)
April 30, 2024

Pursuant to the current Underwriting Agreement, the Distributor will also receive the proceeds of contingent deferred sales charges (“CDSCs”) of 1.00% imposed on certain redemptions of Class C (and up to 1.00% for certain Class A) shares.
In addition, the Distributor will re-allow to dealers 5.00% of sales charges on Class A shares of the Funds, which have a maximum front-end sales charge of 5.75% and the Distributor or the Adviser may compensate broker dealers or financial intermediaries from its own resources at the rate of 1.00% on sales of Class C shares of the Funds, which have a maximum CDSC of 1.00% (the CDSC assessed on sales within one year of purchase). The amount the Distributor retained for commissions from front-end sales charges and CDSC fees for the six-month period ended April 30, 2024 was as follows:
Fund	Commissions Retained from Front-End Sales Charges of Class A Shares	Commissions Retained from CDSC Fees of Class C (Certain Class A) Shares
China A Share Equity Fund	$831	$–
Dynamic Dividend Fund	1,308	–
EM SMA Completion Fund	–	–
Emerging Markets Dividend Fund	–	–
Emerging Markets ex-China Fund	5,825	–
Emerging Markets Fund	249	69
Emerging Markets Sustainable Leaders Fund	101	–
Focused U.S. Small Cap Equity Fund	9,226	–
Global Equity Impact Fund	–	–
Global Infrastructure Fund	2,600	–
International Small Cap Fund	830	183
Realty Income & Growth Fund	–	–
U.S. Small Cap Equity Fund	19,654	58
U.S. Sustainable Leaders Fund	1,406	–
Total Retained	$42,030	$ 310
Amounts listed as “–” are $0 or round to $0.
d.	Administrative Services Fees/Transfer Agent Out-of-Pocket Expenses:
The Funds may pay and/or reimburse administrative services fees/sub-transfer agent expenses to certain broker-dealers and financial intermediaries who provide administrative support services to beneficial shareholders on behalf of the Funds (sometimes referred to as “sub-transfer agency fees”), subject to certain limitations approved by the Board. These fees may be in addition to Rule 12b-1 fees. Sub-transfer agency fees generally include, but are not limited to, costs associated with recordkeeping, networking, sub-transfer agency or other administrative or shareholder services.
Class A, Class R and Institutional Service Class shares of the Funds pay for such services pursuant to an Administrative Services Plan adopted by the Board. Under the Administrative Services Plan, a Fund may pay a broker-dealer or other intermediary a maximum annual administrative services fee of 0.25% for Class A, Class R and Institutional Service Class shares. Under an amendment to the Administrative Services Plan that is in effect until at least February 28, 2025, the administrative service fee for a Fund is limited to a maximum of 0.15% for contracts with fees that are calculated as a percentage of Fund assets and a maximum of $16 per account for contracts with fees that are calculated on a dollar per account basis; however, many intermediaries do not charge the maximum permitted fee or even a portion thereof. Class C and Institutional Class shares may also pay for the services described above directly, as these classes are not subject to an Administrative Services Plan.
The aggregate amount of sub-transfer agent and administrative service fees paid during the six-month period ended April 30, 2024 was as follows:

124	2024 Semi-Annual Report

Notes to  Financial Statements (unaudited)  (continued)
April 30, 2024

Amounts listed as “–” are $0 or round to $0.
Fund	Class A	Class C	Class R	Institutional Service	Institutional
China A Share Equity Fund	$4,559	$263	$1,685	$172	$2,759
Dynamic Dividend Fund	1,516	–	–	–	29,987
EM SMA Completion Fund	–	–	–	–	–
Emerging Markets Dividend Fund	47,990	–	–	–	3,813
Emerging Markets ex-China Fund	11,444	126	567	57	14,765
Emerging Markets Fund	–	1,201	74,114	362,404	548,422
Emerging Markets Sustainable Leaders Fund	7,852	38	2,184	16,792	3,810
Focused U.S. Small Cap Equity Fund	3,096	–	1,857	180	2,224
Global Equity Impact Fund	16,918	–	–	–	10,028
Global Infrastructure Fund	4,138	–	–	–	10,983
International Small Cap Fund	28,276	265	1,248	–	36,936
Realty Income & Growth Fund	171	–	–	–	12,911
U.S. Small Cap Equity Fund	78,056	10,026	2,553	26,244	111,771
U.S. Sustainable Leaders Fund	46,963	142	–	35,310	2,623
e.	Purchase/Sale Transactions Between Affiliates
The Funds are permitted to buy or sell securities with funds that have a common investment adviser (or investment advisers which are affiliates) under specific procedures which have been approved by the Board. The procedures are designed to satisfy the requirements of Rule 17a-7 of the Investment Company Act of 1940 (“Rule 17a-7”). During the six-month period ended April 30, 2024, the Funds did not engage in any of these trades.
4.  Investment Transactions
Purchases and sales of securities (excluding short-term securities) for the six-month period ended April 30, 2024, were as follows:
Fund	Purchases	Sales
China A Share Equity Fund	$3,809,431	$7,318,226
Dynamic Dividend Fund	40,708,684	45,087,322
EM SMA Completion Fund	101,498	58,632
Emerging Markets Dividend Fund	84,601,652	91,343,553
Emerging Markets ex-China Fund	31,817,171	13,666,143
Emerging Markets Fund	279,506,262	775,846,366
Emerging Markets Sustainable Leaders Fund	11,166,407	20,086,072
Focused U.S. Small Cap Equity Fund	9,771,786	11,195,936
Global Equity Impact Fund	10,540,292	15,786,582
Global Infrastructure Fund	2,293,428	8,370,228
International Small Cap Fund	23,069,312	42,280,835
Realty Income & Growth Fund	3,857,835	5,345,531
U.S. Small Cap Equity Fund	93,271,720	140,757,416
U.S. Sustainable Leaders Fund	17,585,959	34,874,222
5.  Portfolio Investment Risks
a.	Active Management Risk
Each Fund is subject to the risk that the Adviser or Subadviser (as applicable) may make poor security selections. The Adviser, Subadviser and their portfolio managers apply their own investment techniques and risk analyses in making investment decisions for a Fund and there can be
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Notes to  Financial Statements (unaudited)  (continued)
April 30, 2024

no guarantee that these decisions will achieve the desired results for a Fund. In addition, the Adviser or Subadviser may select securities that underperform the relevant market or other funds with similar investment objectives and strategies.
b.	Concentration Risk
The Global Infrastructure Fund and Realty Income & Growth Fund are subject to concentration risk. Each Fund's strategy of concentrating in companies in a specific industry means that its performance will be closely tied to the performance of a particular market segment. Each Fund’s concentration in these companies may present more risks than if it were broadly diversified over numerous industries and sectors of the economy. A downturn in these companies would have a larger impact on each Fund than on a mutual fund that does not concentrate in such companies. At times, the performance of these companies will lag the performance of other industries or the broader market as a whole.
c.	Cybersecurity Risk
Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause each Fund, the Adviser and/or their service providers (including, but not limited to, Fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.
d.	Dividend Strategy Risk
The Dynamic Dividend Fund, Emerging Markets Dividend Fund and Realty Income & Growth Fund are subject to dividend strategy risk. There is no guarantee that the issuers of the stocks held by the Fund will declare dividends in the future or that, if dividends are declared, they will remain at their current levels or increase over time. The Fund’s emphasis on dividend paying stocks could cause the Fund to underperform similar funds that invest without consideration of a company’s track record of paying dividends or ability to pay dividends in the future. Dividend-paying stocks may not participate in a broad market advance to the same degree as other stocks, and a sharp rise in interest rates or economic downturn could cause a company to unexpectedly reduce or eliminate its dividend.
e.	Emerging Markets Risk
Emerging markets are countries generally considered to be relatively less developed or industrialized, and investments in emerging markets countries are subject to a magnification of the risks that apply to foreign investments. These risks are greater for securities of companies in emerging markets countries because of illiquidity, increased price volatility, smaller market capitalizations, less government regulation, less extensive and less frequent accounting, financial and other reporting requirements, loss resulting from problems in share registration and custody, substantial economic and political disruptions and the nationalization of foreign deposits or assets. (see “Foreign Securities Risk” below).
China Risk. Exposure to China and Hong Kong securities subjects the China A Shares Equity Fund to additional risks, and may make it significantly more volatile than more geographically diverse mutual funds. Additional risks associated with investments in China and Hong Kong include exposure to currency fluctuations, less liquidity, expropriation, confiscatory taxation, nationalization, exchange control regulations (including currency blockage), trading halts, imposition of tariffs, limitations on repatriation and differing legal standards. Any spread of an infectious illness, public health threat or similar issue could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the Chinese economy, which in turn could adversely affect the Fund’s investments.
China A Shares Risk. Trading in China A Shares through Stock Connect and the QFII Programs involves additional risks. Stock Connect is subject to a daily quota (the “Daily Quota”), which limits the maximum net purchases under Stock Connect each day and, as such, buy orders for China A Shares would be rejected once the Daily Quota is exceeded (although the Fund will be permitted to sell China A Shares regardless of the Daily Quota balance). Further, Stock Connect, which relies on the connectivity of the Shanghai or Shenzhen markets with Hong Kong, is subject to operational risk, regulations that are relatively untested and are subject to change, and extended market closures for holidays or otherwise. During an extended market closure, the Fund’s ability to trade in China A Shares will be impacted which may affect the Fund’s performance. The QFII Programs are subject to the risk that the Adviser may have its QFII Programs license revoked or restricted with respect to the Fund or the Fund may be impacted by the rules, restrictions and quota limitations connected to reliance on a QFII Programs license.
India Risk. The value of a Fund’s assets may be adversely affected by political, economic, social and religious factors, changes in Indian law or regulations and the status of India’s relations with other countries. In addition, the economy of India may differ favorably or unfavorably from the U.S. economy in such respects as the rate of growth of gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. The Indian government has exercised and continues to exercise significant influence over many aspects of the economy, and the number of public sector enterprises in India is substantial. Accordingly, Indian government actions in
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April 30, 2024

the future could have a significant effect on the Indian economy, which could affect private sector companies and a Fund, market conditions, and prices and yields of securities in a Fund’s portfolio. Economic growth in India is constrained by inadequate infrastructure, a cumbersome bureaucracy, corruption, labor market rigidities, regulatory and foreign investment controls, the “reservation” of key products for small-scale industries and high fiscal deficits. Changes in economic policies, or lack of movement toward economic liberalization, could negatively affect the general business and economic conditions in India, which could in turn affect a Fund’s investments. The securities market in India is substantially smaller, less liquid and significantly more volatile than the securities market in the United States. The relatively small market capitalizations of, and trading values on, Indian stock exchanges may cause a Fund’s investments in securities listed on these exchanges to be comparatively less liquid and subject to greater price volatility than comparable U.S. investments.
Russia/Ukraine Risk. In February 2022, Russia commenced a military attack on Ukraine. The outbreak of hostilities between the two countries and the threat of wider spread hostilities could have a severe adverse effect on the region and global economies, including significant negative impacts on the markets for certain securities and commodities, such as oil and natural gas. In addition, sanctions imposed on Russia by the United States and other countries, and any sanctions imposed in the future, could have a significant adverse impact on the Russian economy and related markets. The price and liquidity of investments may fluctuate widely as a result of the conflict and related events. How long the armed conflict and related events will last cannot be predicted. These tensions and any related events could have a significant impact on Fund performance and the value of the Funds’ investments.
The Republic of Korea (South Korea) Risk. Concentrating investments in South Korea subjects the Fund to additional risks, and may make it significantly more volatile than geographically diverse mutual funds. Additional risks associated with investments in South Korea include political, economic and social instability, and the potential for increasing militarization in North Korea. The financial sector in South Korea has been subject to systemic weaknesses and illiquidity, which could be a material risk for any investments in South Korea if exacerbated. South Korea is dependent on. A significant increase in energy prices could have an adverse impact on South Korea’s economy as South Korea is dependent on foreign sources for much of its energy needs. The South Korean government has exercised and continues to exercise significant influence over many aspects of the economy. Accordingly, South Korean government actions in the future could have a significant effect on the South Korean economy, which could affect private sector companies and the Fund, market conditions, and prices and yields of securities in the Fund’s portfolio.
Shanghai-Hong Kong and Shenzhen-Hong Kong Stock Connect Risk. Investing in China A shares through Stock Connect involves various considerations and risks, including, but not limited to, illiquidity risk; currency risk; greater price volatility; legal and regulatory uncertainty risk; execution risk; operational risk; tax risk; credit risk; and economic, social and political instability of the stock market in the People’s Republic of China.
Taiwan Risk. Including risks associated with investing in emerging markets, a Fund’s investment in or exposure to Taiwan is also subject to risks associated with, among other things, currency fluctuations, commodity shortages, less liquidity, expropriation, confiscatory taxation, nationalization and exchange control regulations (including currency blockage). Inflation and rapid fluctuations in inflation and interest rates have had, and may continue to have, negative effects on the economy and securities markets of Taiwan. In addition, investments in Taiwan could be adversely affected by political and economic relationship with China.
f.	Equity Linked Notes
The China A Share Equity Fund may invest in equity-linked notes, which are generally subject to the same risks as the foreign equity securities or the basket of foreign securities they are linked to. If the linked security(ies) declines in value, the note may return a lower amount at maturity. The trading price of an equity-linked note also depends on the value of the linked security(ies).
g.	ESG Integration Risk
To the extent ESG factors are used to evaluate investments, the consideration of such factors may adversely affect a Fund’s performance. Not every ESG factor may be identified or evaluated for every investment. ESG characteristics are not the only factors considered and, as a result, the issuers in which a Fund invests may not be issuers with favorable ESG characteristics or high ESG ratings. The application of ESG factors may result in a Fund performing differently than its benchmark index and other funds in its peer group that do not consider ESG factors or consider different ESG factors.
h.	Equity Securities Risk
The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions), to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry), or to the market as a whole (such as periods of market volatility or instability, or general and prolonged periods of economic decline).
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Notes to  Financial Statements (unaudited)  (continued)
April 30, 2024

i.	Exchange-Traded Fund Risk
To the extent that the China A Share Equity Fund invests in ETFs, the Fund may be subject to, among other risks, tracking error risk and passive and, in some cases, active management investment risk. An active secondary market in ETF shares may not develop or be maintained and may be halted or interrupted due to actions by its listing exchange, unusual market conditions or other reasons. There can be no assurance that an ETF’s shares will continue to be listed on an active exchange. In addition, Fund shareholders bear both their proportionate share of the Fund’s expenses and similar expenses incurred through the Fund’s ownership of the ETF.
j.	Focus Risk
The Focused U.S. Small Cap Equity Fund invests a greater proportion of its assets in the securities of a smaller number of issuers and will be subject to greater volatility with respect to its investments than funds that invest in a larger number of securities.
k.	Foreign Currency Exposure Risk
The value of foreign currencies relative to the U.S. Dollar fluctuates in response to market, economic, political, regulatory, geopolitical or other conditions. A decline in the value of a foreign currency versus the U.S. Dollar reduces the value in U.S. Dollars of investments denominated in that foreign currency. This risk may impact a Fund more greatly to the extent the Fund does not hedge its currency risk, or hedging techniques used by the Adviser are unsuccessful.
l.	Foreign Securities Risk
Foreign countries in which a Fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of a Fund’s investments may decline because of factors such as unfavorable or unsuccessful government actions, reduction of government or central bank support and political or financial instability. To the extent the Fund focuses its investments in a single country or only a few countries in a particular geographic region, economic, political, regulatory or other conditions affecting such country or region may have a greater impact on Fund performance relative to a more geographically diversified fund.
Japan Risk. The Japanese economy is heavily dependent upon international trade and may be subject to considerable degrees of economic, political and social instability, which could negatively affect the Fund. The Japanese yen has fluctuated widely during recent periods and may be affected by currency volatility elsewhere in Asia, especially Southeast Asia. In addition, the yen has had a history of unpredictable and volatile movements against the U.S. dollar. The performance of the global economy could have a major impact upon equity returns in Japan. Since the mid-2000s, Japan's economic growth has remained relatively low. A recent economic recession was likely compounded by an unstable financial sector, low domestic consumption, and certain corporate structural weaknesses, which remain some of the major issues facing the Japanese economy. Japan has also experienced natural disasters, such as earthquakes and tidal waves, of varying degrees of severity, which could negatively affect the Fund.
m.	Illiquid Securities Risk
Illiquid securities are assets that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the asset. An inability to sell a portfolio position can adversely affect a Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. Illiquid securities and relatively less liquid securities may also be difficult to value.
The Adviser employs procedures and tests using third-party and internal data inputs that seek to assess and manage the liquidity of a Fund’s portfolio holdings. These procedures and tests take into account a Fund’s investment strategy and liquidity of portfolio investments during both normal and foreseeable stressed conditions, cash-flow projections during both normal and reasonably foreseeable stressed conditions, relevant market, trading and other factors, and monitor whether liquidity should be adjusted based on changed market conditions. These procedures and tests are designed to assist a Fund in determining its ability to meet redemption requests in various market conditions. In light of the dynamic nature of markets, there can be no assurance that these procedures and tests will enable a Fund to ensure that it has sufficient liquidity to meet redemption requests.
n.	Impact of Large Redemptions and Purchases of Fund Shares
Occasionally, shareholders may make large redemptions or purchases of Fund shares, which may cause a Fund to have to sell securities or invest additional cash. These transactions may adversely affect the Fund’s performance and increase transaction costs. In addition, large redemption requests may exceed the cash balance of a Fund and result in credit line borrowing fees and/or overdraft charges to a Fund until the sales of portfolio securities necessary to cover the redemption request settle.
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April 30, 2024

o.	Impact Investing and Sustainable Investing Risk
In implementing the Global Equity Impact Fund’s ESG (Environmental, Social and Governance) and a Fund's "Sustainable Leaders" investment strategy, the Adviser may select or exclude securities of issuers in certain industries, sectors, regions or countries for reasons other than the issuer’s investment performance. For this reason, the Fund’s ESG or Sustainable Leaders strategy could cause it to perform differently compared to funds that do not have such strategy. ESG and Sustainable Leaders investing is qualitative and subjective by nature. In addition, the Fund may be required to sell a security when it might otherwise be disadvantageous for it to do so. In evaluating an issuer, the Adviser utilizes, in part, information and data obtained through voluntary or third-party reporting that may be incomplete, inaccurate or unavailable, which could cause the Adviser to incorrectly assess an issuer’s business practices with respect to the environment, social responsibility and corporate governance. Securities of companies with ESG practices may shift into and out of favor depending on market and economic conditions and may be linked to long-term rather than short-term returns. The definition of “impact investing” will vary according to an investor’s beliefs and values. In addition, there is a risk that the companies identified as sustainable leaders by the Adviser do not operate as expected when addressing ESG issues. There is no guarantee that the Adviser’s definition of impact investing, security selection criteria or investment judgment will reflect the beliefs or values of any particular investor.
p.	Infrastructure-Related Investment Risk
Because the Global Infrastructure Fund concentrates its investments in infrastructure-related entities, the Fund has greater exposure to the potential adverse economic, regulatory, political and other changes affecting such entities. Infrastructure related entities are subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, costs associated with environmental and other regulations, the effects of economic slowdown and surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. Additionally, infrastructure-related entities may be subject to regulation by various governmental authorities and may also be affected by governmental regulation of rates charged to customers, service interruption due to environmental, operational or other mishaps and the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards.
q.	Issuer Risk
The value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services.
r.	Market Risk
Deteriorating market conditions might cause a general weakness in the market that reduces the prices, or yield, of securities in that market. Developments in a particular class of bonds or the stock market could also adversely affect a Fund by reducing the relative attractiveness of bonds or stocks as an investment. Also, to the extent that a Fund emphasizes bonds or stocks from any given industry, it could be hurt if that industry does not do well. Additionally, a Fund could lose value if the individual stocks in which it maintains long positions and/or the overall stock markets on which the stocks trade decline in price. In addition, a Fund that engages in short sales could lose value if the individual stocks which they sell short increase in price. Stocks and stock markets may experience short-term volatility (price fluctuation) as well as extended periods of price decline or increase. Individual stocks are affected by many factors, including:
•	corporate earnings;
•	production;
•	management;
•	sales; and
•	market trends, including investor demand for a particular type of stock, such as growth or value stocks, small or large stocks, or stocks within a particular industry.
Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, the fluctuation of other stock markets around the world, and financial, economic and other global market developments and disruptions, such as those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies and natural/environmental disasters. In addition, any spread of an infectious illness, public health threat or similar issue could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the world economy, which in turn could adversely affect the Fund’s investments.
Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and governmental and quasi-governmental authorities and regulators throughout the world have responded to serious economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs
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Notes to  Financial Statements (unaudited)  (continued)
April 30, 2024

and interest rate hikes. The impact of these policies and legislative changes on the markets, and the practical implications for market participants, may not be fully known for some time. A reversal of these policies, or the ineffectiveness of these policies, could increase volatility in securities markets, which could adversely impact the Fund’s investments. The current market environment could make identifying investment risks and opportunities especially difficult for the Adviser.
Economies and financial markets throughout the world are becoming increasingly interconnected. As a result, whether or not a Fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Fund’s investments may be negatively affected by such events.
s.	Mid-Cap Securities Risk
Securities of medium-sized companies tend to be more volatile and less liquid than securities of larger companies.
t.	Non-Diversified Fund Risk
The EM SMA Completion Fund and the Realty Income & Growth Fund's performance may be more volatile than a diversified fund because these Funds may invest a greater percentage of their total assets in the securities of a single issuer.
u.	Non-U.S. Taxation Risk
Income, proceeds and gains received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries, which will reduce the return on those investments. Tax treaties between certain countries and the United States may reduce or eliminate such taxes.
If, at the close of its taxable year, more than 50% of the value of a Fund’s total assets consists of securities of foreign corporations, including for this purpose foreign governments, the Fund will be permitted to make an election under the Code that will allow shareholders a deduction or credit for foreign taxes paid by the Fund. In such a case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes. A shareholder’s ability to claim an offsetting foreign tax credit or deduction in respect of such foreign taxes is subject to certain limitations imposed by the Code, which may result in the shareholder’s not receiving a full credit or deduction (if any) for the amount of such taxes. Shareholders who do not itemize on their U.S. federal income tax returns may claim a credit (but not a deduction) for such foreign taxes. If a Fund does not qualify for or chooses not to make such an election, shareholders will not be entitled separately to claim a credit or deduction for U.S. federal income tax purposes with respect to foreign taxes paid by the Fund; in that case the foreign tax will nonetheless reduce the Fund’s taxable income. Even if a Fund elects to pass through to its shareholders foreign tax credits or deductions, tax-exempt shareholders and those who invest in the Fund through tax-advantaged accounts such as IRAs will not benefit from any such tax credit or deduction.
v.	Portfolio Turnover Risk
The Dynamic Dividend Fund may engage in active and frequent trading of portfolio securities to achieve its investment objective. High portfolio turnover may result in greater transaction costs which may reduce Fund performance. The sale of Fund portfolio securities may also result in greater realization and/or distribution to shareholders of gains or losses as compared to a Fund with less active trading, which may include short-term gains taxable at ordinary income tax rates.
w.	Qualified Dividend Income Tax Risk
With respect to the Dynamic Dividend Fund, no assurance can be given as to what percentage of the distributions paid on shares, if any, will consist of tax-advantaged qualified dividend income or long-term capital gains or what the tax rates on various types of income will be in future years. The favorable U.S. federal tax treatment may be adversely affected, changed or repealed by future changes in tax laws at any time. In addition, it may be difficult to obtain information regarding whether distributions by non-U.S. entities in which a Fund invests should be regarded as qualified dividend income. Furthermore, to receive qualified dividend income treatment, a Fund must meet holding period and other requirements with respect to the dividend paying securities in its portfolio, and the shareholder must meet holding period and other requirements with respect to the common shares of a Fund.
x.	REIT and Real Estate Risk
Investment in real estate investment trusts ("REITs") and real estate involves the risks that are associated with direct ownership of real estate and with the real estate industry in general. These risks include: declines in the value of real estate; risks related to local economic conditions, overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income, neighborhood values or the appeal of properties to tenants; changes in interest rates and
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April 30, 2024

changes in general economic and market conditions. REITs’ share prices may decline because of adverse developments affecting the real estate industry including changes in interest rates. The returns from REITs may trail returns from the overall market. Additionally, there is always a risk that a given REIT will fail to qualify for favorable tax treatment. REITs may be leveraged, which increases risk. Certain REITs charge management fees, which may result in layering the management fee paid by the Funds.
y.	Sector Risk
To the extent that a Fund has a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector, the Fund may be more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.
Consumer Staples Sector Risk. Companies in the consumer staples sector may be adversely affected by changes in the global economy, consumer spending, competition, demographics and consumer preferences, and production spending. Companies in the consumer staples sector may also be affected by changes in global economic, environmental and political events, economic conditions, the depletion of resources, and government regulation. For instance, government regulations may affect the permissibility of using various food additives and production methods of companies that make food products, which could affect company profitability. In addition, tobacco companies may be adversely affected by the adoption of proposed legislation and/or by litigation. Companies in the consumer staples sector also may be subject to risks pertaining to the supply of, demand for and prices of raw materials. The prices of raw materials fluctuate in response to a number of factors, including, without limitation, changes in government agricultural support programs, exchange rates, import and export controls, changes in international agricultural and trading policies, and seasonal and weather conditions. Companies in the consumer staples sector may be subject to severe competition, which may also have an adverse impact on their profitability.
Financials Sector Risk. To the extent that the financials sector represents a significant portion of a Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, factors impacting this sector. Performance of companies in the financials sector may be adversely impacted by many factors, including, among others, government regulations, economic conditions, credit rating downgrades, changes in interest rates, decreased liquidity in credit markets as well as cyber-attacks.
Healthcare Sector Risk. To the extent that the healthcare sector represents a significant portion of a Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, factors impacting this sector. Healthcare-related companies may be smaller and less seasoned than companies in other sectors, and performance of companies in the healthcare sector may be adversely impacted by many factors, including, among others, government regulation. restrictions on government reimbursement for medical expenses, changes to the costs of medical products and services, pricing pressure, increased emphasis on outpatient services, a limited number of products, industry innovation, changes in technologies, and other market developments. Many healthcare-related companies are dependent on patent protection, and, therefore, the expiration of patents may adversely affect the profitability of healthcare-related companies.
Industrials Sector Risk. To the extent that the industrial sector represents a significant portion of a Fund’s holdings, the Fund will be sensitive to changes in, and its performance may be adversely impacted by issues impacting this sector. The value of securities issued by companies in the industrials sector may be adversely affected by supply and demand related to their specific products or services and industrials sector products in general. The products of manufacturing companies may face obsolescence due to rapid technological developments and frequent new product introduction. Government regulations, world events, economic conditions and exchange rates may adversely affect the performance of companies in the industrials sector. Companies in the industrials sector may be adversely affected by liability for environmental damage and product liability claims. The industrials sector may also be adversely affected by changes or trends in commodity prices, which may be influenced by unpredictable factors. Companies in the industrials sector, particularly aerospace and defense companies, may also be adversely affected by government spending policies because companies involved in this sector rely to a significant extent on government demand for their products and services.
Information Technology Sector Risk. To the extent that the information technology sector represents a significant portion of a Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, factors impacting this sector. Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on their profit margins. Like other technology companies, information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face obsolescence due to rapid technological developments, frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the information technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies.
Utilities Sector Risk. To the extent that the utilities sector represents a significant portion of the Fund’s portfolio, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, factors impacting this sector. Performance of companies in the utilities
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Notes to  Financial Statements (unaudited)  (continued)
April 30, 2024

sector may be adversely impacted by many factors, including, among others, general economic conditions, supply and demand, financing and operating costs, rate caps, interest rates, liabilities arising from governmental or civil actions, consumer confidence and spending, competition, resource conservation and depletion, man-made or natural disasters, geopolitical events, and environmental, and other government regulations.
z.	Small-Cap Securities Risk
Securities of smaller companies are usually less stable in price and less liquid than those of larger, more established companies. Therefore, they generally involve greater risk.
aa.	Valuation Risk
The price that a Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by a Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The ability to value a Fund's investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
Please read the Funds' prospectuses for more detailed information regarding these and other risks.
6.  Contingencies
In the normal course of business, the Funds may provide general indemnifications pursuant to certain contracts and organizational documents. The Funds' maximum exposure under these arrangements is dependent on future claims that may be made against the Funds, and therefore, cannot be estimated; however, the Funds expect the risk of loss from such claims to be remote.
7.  Tax Information
As of April 30, 2024, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) for each Fund were as follows:
Fund	Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
China A Share Equity Fund	$28,535,394	$296,238	$(9,130,506)	$(8,834,268)
Dynamic Dividend Fund	76,519,695	27,600,948	(8,095,117)	19,505,831
EM SMA Completion Fund	380,695	17,901	(42,315)	(24,414)
Emerging Markets Dividend Fund	87,312,984	5,827,547	(11,741,023)	(5,913,476)
Emerging Markets ex-China Fund	60,791,515	7,767,658	(2,412,173)	5,355,485
Emerging Markets Fund	1,518,430,054	252,900,643	(283,721,597)	(30,820,954)
Emerging Markets Sustainable Leaders Fund	78,121,305	7,653,737	(16,137,377)	(8,483,640)
Focused U.S. Small Cap Equity Fund	12,575,871	978,546	(1,057,233)	(78,687)
Global Equity Impact Fund	40,176,774	7,977,782	(4,088,984)	3,888,798
Global Infrastructure Fund	35,305,429	8,625,665	(2,631,624)	5,994,041
International Small Cap Fund	118,180,390	18,907,509	(8,618,061)	10,289,448
Realty Income & Growth Fund	30,059,527	6,715,164	(1,644,549)	5,070,615
U.S. Small Cap Equity Fund	353,454,187	61,360,853	(43,315,370)	18,045,483
U.S. Sustainable Leaders Fund	269,023,064	93,994,889	(4,181,204)	89,813,685
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The tax character of distributions during the fiscal year ended October 31, 2023 was as follows (total distributions paid may differ from the Statements of Changes in Net Assets because for tax purposes dividends are recognized when actually paid):
Distributions paid from
Fund	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Tax Exempt Distributions	Return of Capital	Total Distributions Paid
China A Share Equity Fund	$–	$–	$–	$–	$–	$–
Dynamic Dividend Fund	6,078,834	–	6,078,834	–	47,844	6,126,678
EM SMA Completion Fund	–	–	–	–	–	–
Emerging Markets Dividend Fund	6,026,297	–	6,026,297	–	–	6,026,297
Emerging Markets ex-China Fund	244,237	5,716,302	5,960,539	–	–	5,960,539
Emerging Markets Fund	40,736,223	–	40,736,223	–	–	40,736,223
Emerging Markets Sustainable Leaders Fund	1,387,431	–	1,387,431	–	–	1,387,431
Focused U.S. Small Cap Equity Fund	–	–	–	–	–	–
Global Equity Impact Fund	2,389,081	–	2,389,081	–	–	2,389,081
Global Infrastructure Fund	1,381,951	865,603	2,247,554	–	–	2,247,554
International Small Cap Fund	3,165,367	–	3,165,367	–	–	3,165,367
Realty Income & Growth Fund	986,640	2,640,036	3,626,676	–	–	3,626,676
U.S. Small Cap Equity Fund	–	34,980,752	34,980,752	–	–	34,980,752
U.S. Sustainable Leaders Fund	1,407,365	–	1,407,365	–	–	1,407,365
Amounts listed as “–” are $0 or round to $0.
As of October 31, 2023, the components of accumulated earnings/(deficit) on a tax basis were as follows:
Fund	Undistributed Tax Exempt Income	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable	Late Year Ordinary and Post-October Capital Loss Deferrals	Unrealized Appreciation/ (Depreciation)	Accumulated Capital and Other Losses	Total Accumulated Earnings/ (Deficit)
China A Share Equity Fund	$–	$107,895	$–	$–	$–	$–	$(13,338,900)	$(17,116,223)	$(30,347,228)
Dynamic Dividend Fund	–	–	–	–	–	–	9,401,574	(883,587)	8,517,987
EM SMA Completion Fund	–	2,281	–	–	–	–	(49,693)	(8,709)	(56,121)
Emerging Markets Dividend Fund	–	–	–	–	–	–	(17,567,134)	(402,325,532)	(419,892,666)
Emerging Markets ex-China Fund	–	255,991	–	–	–	–	(2,293,670)	(3,641,742)	(5,679,421)
Emerging Markets Fund	–	22,711,806	–	–	–	–	(249,349,917)	(29,644,707)	(256,282,818)
Emerging Markets Sustainable Leaders Fund	–	966,029	–	–	–	–	(20,390,497)	(32,289,896)	(51,714,364)
Focused U.S. Small Cap Equity Fund	–	–	–	–	–	(10,504)	(1,745,606)	(1,892,031)	(3,648,141)
Global Equity Impact Fund	–	453,648	–	–	–	–	(694,713)	(11,602,275)	(11,843,340)
Global Infrastructure Fund	–	87,329	238,323	–	–	–	2,263,552	–	2,589,204
International Small Cap Fund	–	1,078,948	–	–	–	–	(14,160,460)	(48,824,118)	(61,905,630)
Realty Income & Growth Fund	–	131,751	571,568	–	–	–	3,310,074	–	4,013,393
U.S. Small Cap Equity Fund	–	–	–	–	–	(1,262,628)	(43,018,024)	(63,486,510)	(107,767,162)
U.S. Sustainable Leaders Fund	–	587,350	–	–	–	–	23,888,565	(31,889,750)	(7,413,835)
Amounts listed as “–” are $0 or round to $0.
2024 Semi-Annual Report	133

Notes to  Financial Statements (unaudited)  (continued)
April 30, 2024

As of October 31, 2023, for federal income tax purposes, capital loss carryforwards, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of each respective Fund with no expiration.
Fund	Amounts	Expires
China A Share Equity Fund	$2,040,441	Unlimited (Short—Term)
China A Share Equity Fund	15,075,782	Unlimited (Long—Term)
Dynamic Dividend Fund	883,587	Unlimited (Short—Term)
EM SMA Completion Fund	8,709	Unlimited (Short—Term)
Emerging Markets Dividend Fund	8,439,399	Unlimited (Short—Term)
Emerging Markets Dividend Fund	393,886,133	Unlimited (Long—Term)
Emerging Markets ex-China Fund	298,533	Unlimited (Short—Term)
Emerging Markets ex-China Fund	3,343,209	Unlimited (Long—Term)
Emerging Markets Fund	29,644,707	Unlimited (Short—Term)
Emerging Markets Sustainable Leaders Fund	7,686,508	Unlimited (Short—Term)
Emerging Markets Sustainable Leaders Fund	24,603,388	Unlimited (Long—Term)
Focused U.S. Small Cap Equity Fund	726,410	Unlimited (Short—Term)
Focused U.S. Small Cap Equity Fund	1,165,621	Unlimited (Long—Term)
Global Equity Impact Fund	1,176,930	Unlimited (Short—Term)
Global Equity Impact Fund	10,425,345	Unlimited (Long—Term)
International Small Cap Fund	26,718,013	Unlimited (Short—Term)
International Small Cap Fund	22,106,105	Unlimited (Long—Term)
U.S. Small Cap Equity Fund	14,683,852	Unlimited (Short—Term)
U.S. Small Cap Equity Fund	48,802,658	Unlimited (Long—Term)
U.S. Sustainable Leaders Fund	7,416,855	Unlimited (Short—Term)
U.S. Sustainable Leaders Fund	24,472,895	Unlimited (Long—Term)
8.  Significant Shareholders
As of April 30, 2024, the Funds had shareholders with the percentage ownership indicated, which are considered significant shareholders (holdings greater than 5.0%) for financial reporting purposes:
Fund	Record Ownership %	Number of Account Owners
China A Share Equity Fund	51.8%	5
Dynamic Dividend Fund	43.6	4
EM SMA Completion Fund[1]	100.0	1
Emerging Markets Dividend Fund	52.7	1
Emerging Markets ex-China Fund	68.6	5
Emerging Markets Fund	76.3	6
Emerging Markets Sustainable Leaders Fund	24.8	2
Focused U.S. Small Cap Equity Fund	34.7	4
Global Equity Impact Fund	40.6	5
Global Infrastructure Fund	63.7	4
International Small Cap Fund	56.8	3
Realty Income & Growth Fund	58.6	3
U.S. Small Cap Equity Fund	44.4	6
U.S. Sustainable Leaders Fund	13.4	1

1	New funds or classes may be seeded with related party capital. As of year end, this fund is wholly owned by a related party based on its recent formation.
134	2024 Semi-Annual Report

Notes to  Financial Statements (unaudited)  (concluded)
April 30, 2024

9.  Line of Credit
The Trust, on behalf of each of the funds of the Trust (including the Funds) (the “Borrowers”), has entered into an agreement (the “Agreement”) with State Street Bank and Trust Company (the “Bank”), subject to annual renewal. The Agreement provides for a revolving credit facility (the “Credit Facility”) in the amount of $150,000,000 to be utilized for temporary or emergency purposes to fund shareholder redemptions or other short-term liquidity purposes.
Principal on each outstanding loan made under the Agreement bears interest at a variable rate per annum equal to the higher of (a) the Federal Funds Rate as in effect on that day (not less than zero) plus 1.25% or (b) the Overnight Bank Funding Rate on such date, plus, in each case, 10 basis points, plus one and one quarter of one percent (1.25%). In addition, the Borrowers shall pay to the Bank a commitment fee at the rate of 0.25% per annum on the daily unused portion of the Credit Facility, as applicable, which is allocated among the Borrowers in such manner as is determined by the Board to be reasonable. For each Fund that borrowed under the Credit Facility during the six-month period ended April 30, 2024, the following table shows the average outstanding daily balance of the days the Fund utilized the Credit Facility and the average weighted interest rate paid by the Fund during the  six-month period ended April 30, 2024.
Fund	Average Outstanding Daily Balance	Average Weighted Interest Rate	Days Utilized
China A Share Equity Fund	$178,571	6.68%	7
Dynamic Dividend Fund	315,781	6.68%	41
EM SMA Completion Fund	-	-	-
Emerging Markets Dividend Fund	1,109,470	6.68%	10
Emerging Markets ex-China Fund	787,500	6.68%	2
Emerging Markets Fund	22,578,991	6.68%	3
Emerging Markets Sustainable Leaders Fund	309,955	6.68%	5
Focused U.S. Small Cap Equity Fund	173,153	6.68%	2
Global Equity Impact Fund	1,113,039	6.68%	3
Global Infrastructure Fund	369,415	6.68%	59
International Small Cap Fund	-	-	-
Realty Income & Growth Fund	214,134	6.68%	24
U.S. Small Cap Equity Fund	2,703,329	6.68%	6
U.S. Sustainable Leaders Fund	-	-	-
10.  Subsequent Events
On March 13, 2024, at a meeting of the Board of Trustees (the “Board”), the Board considered and approved an Agreement and Plan of Reorganization relating to the reorganization (the “Reorganization”) of the abrdn Emerging Markets Sustainable Leaders Fund (the “Acquired Fund”) into the abrdn Emerging Markets ex-China Fund. The Reorganization does not require approval by shareholders of the Acquired Fund. The Reorganization occurred after the close of business on June 21, 2024. In connection with the Reorganization, the abrdn Emerging Markets ex-China Fund expense limitation agreement was extended through February 28, 2026.
Effective June 30, 2024, Stephen Bird, an interested Trustee, departed as CEO of abrdn plc and resigned from the Board of the Trust. Effective June 30, 2024, Jim O'Connor was appointed as an interested Trustee of the Trust.
2024 Semi-Annual Report	135

Shareholder Expense Examples (Unaudited)

As a shareholder of the abrdn Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, transfer agent out-of-pocket expenses, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the abrdn Funds and to compare these costs with the ongoing costs of investing in other mutual funds.
The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, November 1, 2023 and continued to hold your shares at the end of the reporting period, April 30, 2024.
Actual Expenses
The table below provides information about actual account values and actual expenses. You may use the information together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Actual Expenses Paid During Period” for the class of a Fund that you own to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of a Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads). Therefore, the information for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.
		Beginning Account Value, November 1, 2023	Actual Ending Account Value, April 30, 2024	Hypothetical Ending Account Value	Actual Expenses Paid During Period[1]	Hypothetical Expenses Paid During Period[1],2	Annualized Expense Ratio**
China A Share Equity Fund	Class A	$1,000.00	$964.60	$1,018.05	$6.69	$6.87	1.37%
	Class C	$1,000.00	$961.40	$1,014.97	$9.70	$9.97	1.99%
	Class R	$1,000.00	$962.90	$1,016.66	$8.05	$8.27	1.65%
	Institutional Service Class	$1,000.00	$966.00	$1,019.34	$5.43	$5.57	1.11%
	Institutional Class	$1,000.00	$966.70	$1,019.94	$4.84	$4.97	0.99%
Dynamic Dividend Fund	Class A	$1,000.00	$1,129.00	$1,017.40	$7.94	$7.52	1.50%
	Institutional Class	$1,000.00	$1,130.40	$1,018.65	$6.62	$6.27	1.25%
EM SMA Completion Fund	Institutional Class	$1,000.00	$1,080.70	$1,024.86	$—	$—	—%
Emerging Markets Dividend Fund	Class A	$1,000.00	$1,227.60	$1,018.95	$6.59	$5.97	1.19%
	Institutional Class	$1,000.00	$1,228.90	$1,020.19	$5.21	$4.72	0.94%
Emerging Markets ex-China Fund	Class A	$1,000.00	$1,172.20	$1,017.85	$7.62	$7.07	1.41%
	Class C	$1,000.00	$1,168.70	$1,014.62	$11.11	$10.32	2.06%
	Class R	$1,000.00	$1,169.70	$1,016.11	$9.49	$8.82	1.76%
	Institutional Service Class	$1,000.00	$1,173.00	$1,019.10	$6.27	$5.82	1.16%
	Institutional Class	$1,000.00	$1,174.30	$1,019.64	$5.68	$5.27	1.05%
Emerging Markets Fund	Class A	$1,000.00	$1,115.80	$1,018.45	$6.79	$6.47	1.29%
	Class C	$1,000.00	$1,111.80	$1,014.42	$11.03	$10.52	2.10%
	Class R	$1,000.00	$1,112.60	$1,016.16	$9.19	$8.77	1.75%
	Institutional Service Class	$1,000.00	$1,116.80	$1,018.65	$6.58	$6.27	1.25%
	Institutional Class	$1,000.00	$1,117.40	$1,019.39	$5.79	$5.52	1.10%
Emerging Markets Sustainable Leaders Fund	Class A	$1,000.00	$1,119.40	$1,017.36	$7.96	$7.57	1.51%
	Class C	$1,000.00	$1,115.90	$1,014.47	$11.00	$10.47	2.09%
	Class R	$1,000.00	$1,117.00	$1,016.01	$9.37	$8.92	1.78%
	Institutional Service Class	$1,000.00	$1,120.80	$1,019.05	$6.17	$5.87	1.17%
	Institutional Class	$1,000.00	$1,121.20	$1,019.39	$5.80	$5.52	1.10%
136	2024 Semi-Annual Report

Shareholder Expense Examples (Unaudited)  (concluded)

		Beginning Account Value, November 1, 2023	Actual Ending Account Value, April 30, 2024	Hypothetical Ending Account Value	Actual Expenses Paid During Period[1]	Hypothetical Expenses Paid During Period[1],2	Annualized Expense Ratio**
Focused U.S. Small Cap Equity Fund	Class A	$1,000.00	$1,204.60	$1,018.70	$6.80	$6.22	1.24%
	Class R	$1,000.00	$1,202.90	$1,017.11	$8.54	$7.82	1.56%
	Institutional Service Class	$1,000.00	$1,205.30	$1,019.64	$5.76	$5.27	1.05%
	Institutional Class	$1,000.00	$1,207.90	$1,020.39	$4.94	$4.52	0.90%
Global Equity Impact Fund	Class A	$1,000.00	$1,136.70	$1,018.95	$6.32	$5.97	1.19%
	Institutional Class	$1,000.00	$1,139.00	$1,020.14	$5.05	$4.77	0.95%
Global Infrastructure Fund	Class A	$1,000.00	$1,144.20	$1,018.60	$6.72	$6.32	1.26%
	Institutional Class	$1,000.00	$1,145.70	$1,019.84	$5.39	$5.07	1.01%
International Small Cap Fund	Class A	$1,000.00	$1,169.80	$1,018.20	$7.23	$6.72	1.34%
	Class C	$1,000.00	$1,166.00	$1,014.97	$10.72	$9.97	1.99%
	Class R	$1,000.00	$1,168.00	$1,016.76	$8.79	$8.17	1.63%
	Institutional Class	$1,000.00	$1,171.70	$1,019.94	$5.35	$4.97	0.99%
Realty Income & Growth Fund	Class A	$1,000.00	$1,080.00	$1,018.65	$6.46	$6.27	1.25%
	Institutional Class	$1,000.00	$1,081.30	$1,019.89	$5.17	$5.02	1.00%
U.S. Small Cap Equity Fund	Class A	$1,000.00	$1,176.50	$1,017.90	$7.58	$7.02	1.40%
	Class C	$1,000.00	$1,173.60	$1,014.97	$10.75	$9.97	1.99%
	Class R	$1,000.00	$1,175.20	$1,016.71	$8.87	$8.22	1.64%
	Institutional Service Class	$1,000.00	$1,178.50	$1,019.15	$6.23	$5.77	1.15%
	Institutional Class	$1,000.00	$1,179.00	$1,019.94	$5.36	$4.97	0.99%
U.S. Sustainable Leaders Fund	Class A	$1,000.00	$1,190.40	$1,018.95	$6.48	$5.97	1.19%
	Class C	$1,000.00	$1,186.60	$1,015.42	$10.33	$9.52	1.90%
	Institutional Service Class	$1,000.00	$1,191.20	$1,020.09	$5.23	$4.82	0.96%
	Institutional Class	$1,000.00	$1,191.30	$1,020.39	$4.90	$4.52	0.90%

**	The expense ratio presented represents a six-month, annualized ratio.
1	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 182/366 (to reflect the one-half year period).
2	Represents the hypothetical 5% return before expenses.
Amounts listed as "-" are $0 or 0%.
2024 Semi-Annual Report	137

Liquidity Risk Management Program  (Unaudited)

The Funds have adopted and implemented a liquidity risk management program (the “Liquidity Program”) consistent with the requirements of Rule 22e-4 under the 1940 Act (the “Liquidity Rule”). “Liquidity Risk” is defined as the risk that a fund could not meet redemption requests “without significant dilution of remaining investors’ interests in the fund.” abrdn Inc., the investment adviser and administrator to the Funds, has been approved and designated by the Board of Trustees (the “Board”) as the administrator of the Liquidity Program (the “Administrator”) and has retained a third party to perform certain functions, including liquidity analytics and providing market data. The Administrator has formed a Liquidity Risk Management Committee (the “Committee”) to help implement and carry out the day-to-day operations of the Liquidity Program.
As required by the Liquidity Rule, at a meeting on March 13, 2024, the Board received a written annual report on the operation and effectiveness of the Liquidity Program for the period from February 1, 2023 to January 31, 2024 (the “Reporting Period”). The annual report provided, among other items, an overview of the Liquidity Program including:
•	information regarding the Committee and the monthly discussions by the Committee of various items including, but not limited to, the following:
○	Review and analysis of appropriate liquidity categories for portfolio investments
○	Review of highly liquid investment minimum (“HLIM”) and reasonably anticipated trading sizes (“RATS”)
○	Review of current and upcoming market events, such as market closures, that may impact liquidity
○	Review of large shareholder concentrations that may impact liquidity in the event of redemption monthly liquidity reports being provided to portfolio managers
•	the monitoring and classification of portfolio holdings in four liquidity categories (including the operation of the HLIM and any breaches)
The annual report concluded that the Liquidity Program was reasonably designed to assess and manage the Funds’ Liquidity Risk pursuant to the Liquidity Rule.
There can be no assurance that the Liquidity Program will achieve its objectives under all circumstances in the future. Please refer to your Fund’s Prospectus and Statement of Additional Information for more information regarding the risks of investing in a Fund, including a Fund’s exposure to liquidity risk and other risks to which the Funds may be subject.
138	2024 Semi-Annual Report

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Management Information

Trustees
P. Gerald Malone, Chair
Radhika Ajmera
Rahn K. Porter
Warren C. Smith
Investment Adviser
abrdn Inc.
1900 Market Street, Suite 200
Philadelphia, PA 19103
Fund Administrator
abrdn Inc.
1900 Market Street, Suite 200
Philadelphia, PA 19103
Transfer Agent
SS&C GIDS, Inc.
430 W. 7th Street, Ste. 219534
Kansas City, MO 64105-1407
Distributor
Aberdeen Fund Distributors LLC
1900 Market Street, Suite 200
Philadelphia, PA 19103
Sub-Administrator, Custodian & Fund Accountant
State Street Bank and Trust Company
One Congress Street, Suite 1
Boston, MA 02114-2016
Independent Registered Public Accounting Firm
KPMG LLP
1601 Market Street
Philadelphia, PA 19103
Fund Counsel
Dechert LLP
1900 K Street N.W.
Washington, DC 20006

abrdn Inc.
1900 Market Street, Suite 200
Philadelphia, PA 19103
abrdn.us
AOE-0140-SAR

abrdn Funds
Fixed Income Series
Semi-Annual Report
April 30, 2024
abrdn High Income Opportunities Fund (formerly, abrdn Global High Income Fund)
Class A- BJBHX ■	Institutional Class - JHYIX■

abrdn Infrastructure Debt Fund (formerly, abrdn Global Absolute Return Strategies Fund)
Class A- CUGAX ■	Institutional Class - AGCIX■	Institutional Service Class - CGFIX■

abrdn Intermediate Municipal Income Fund
Class A - NTFAX ■	Institutional Class - ABEIX■	Institutional Service Class - ABESX■

abrdn Short Duration High Yield Municipal Fund
Class A - AAHMX ■	Class C - ACHMX■	Institutional Class - AHYMX■

abrdn Ultra Short Municipal Income Fund
Class A - ATOAX ■	Class A1 - ATOBX■	Institutional Class - ATOIX■

The Securities and Exchange Commission has adopted new regulations that will result in changes to the design and delivery of annual and semi-annual shareholder reports.
Beginning in July 2024, the Fund will be required by the Securities and Exchange Commission to send shareholders a paper copy of a new tailored shareholder report in place of the full shareholder report that you are now receiving. If you would like to receive shareholder reports and other communications from the Fund electronically instead of by mail, you may make that request at any time by contacting your financial intermediary or at (866) 667-9231.

abrdn High Income Opportunities Fund	Page 1
abrdn Infrastructure Debt Fund	Page 9
abrdn Intermediate Municipal Income Fund	Page 14
abrdn Short Duration High Yield Municipal Fund	Page 18
abrdn Ultra Short Municipal Income Fund	Page 23
Financial Statements	Page 28
Notes to Financial Statements	Page 48
Shareholder Expense Examples	Page 70
Liquidity Risk Management Program	Page 71

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other fund information, please call 866-667-9231 to request a prospectus, or download a prospectus at https://www.abrdn.com/en-us/investor/fund-centre/fund-literature. Please read it carefully before investing any money.
Investing in mutual funds involves risk, including possible loss of principal.
abrdn Funds is distributed by Aberdeen Fund Distributors LLC, Member FINRA, 1900 Market Street, Suite 200, Philadelphia, PA 19103.
abrdn Inc. (aI) has been registered as an investment adviser under the Investment Advisers Act of 1940 since August 23, 1995.
The complete schedule of portfolio holdings for each fund of abrdn Funds (each a “Fund” and collectively, the “Funds”) is included in the Funds’ semi-annual and annual reports to shareholders. abrdn Funds also files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-PORT. The Funds’ Form N-PORT filings are available on the Commission’s website at http://www.sec.gov and the Funds make the information on the exhibit to Form N-PORT available to shareholders upon request without charge by calling 1-866-667-9231.
Statement Regarding Availability of Proxy Voting Record.
Information regarding the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-667-9231. The information is also included in the Funds’ Statement of Additional Information, which is available on the Funds’ website at https://www.abrdn.com/en-us/investor/fund-centre/fund-literature and on the Commission’s website at www.sec.gov.
Information relating to how each Fund voted proxies relating to portfolio securities held during the most recent twelve months ended June 30 is available by August 30 of the relevant year: (i) upon request and without charge by calling 1-866-667-9231; and (ii) on the Commission’s website at www.sec.gov.

abrdn High Income Opportunities Fund  (Unaudited)

Average Annual Total Return[1] (For the periods ended April 30, 2024)		Six Month[2]	1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC	9.42%	9.04%	2.80%	2.23%
	w/SC3	6.13%	5.71%	2.16%	1.92%
Institutional Class[4]	w/o SC	9.50%	9.31%	3.08%	2.50%
All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (NAV) per share and/or financial statement adjustments.
1	The Fund changed its principal investment strategy effective August 18, 2023. Performance information for periods prior to August 18, 2023 does not reflect the Fund's current investment strategy. In connection with the change in investment strategy, the Fund changed its name from abrdn Global High Income Fund to abrdn High Income Opportunities Fund. Returns prior to December 3, 2021 reflect the performance of a predecessor fund (the “Predecessor Fund”). Returns of the Predecessor Fund have not been adjusted to reflect the expenses applicable to the respective classes. The Fund and the Predecessor Fund had substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.
2	Not annualized.
3	A 3.00% front-end sales charge was deducted.
4	Not subject to any sales charges.
Performance of a $10,000 Investment(as of April 30, 2024)
Comparative performance of $10,000 invested in Class A shares of the abrdn High Income Opportunities Fund which includes the maximum sales charge applicable to Class A shares, the Bloomberg Global Aggregate Index, the ICE Bank of America Global High Yield Constrained Index (Hedged to USD) and the U.S. Consumer Price
Index (CPI) over a 10-year period ended April 30, 2024. Effective February 29, 2024, in anticipation of new regulatory requirements, the Fund’s broad-based securities market index changed from the ICE BofA Merrill Lynch Global High Yield Constrained Index (Hedged to USD) to the Bloomberg Global Aggregate Bond Index. Unlike the Fund’s returns, the returns for these unmanaged indexes do not reflect any fees or expenses. Investors cannot invest directly in market indexes.
The Bloomberg Global Aggregate Index is a measure of global investment grade debt from 24 local currency markets. This multi-currency benchmark includes treasury, government-related, corporate and securitized fixed-rate bonds from both developed and emerging markets issuers.
The ICE Bank of America (BofA) Global High Yield Constrained Index (Hedged to USD) tracks the performance of USD, CAD, GBP and EUR denominated below investment grade corporate debt publicly issued in the major domestic or eurobond markets but caps issuer exposure at 2%.
The CPI (U.S.) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.
2024 Semi-Annual Report	1

abrdn High Income Opportunities Fund  (Unaudited)

Portfolio Summary (as a percentage of net assets)
April 30, 2024 (Unaudited)

Asset Allocation
Corporate Bonds	91.5%
Short-Term Investment	6.6%
Bank Loans	3.1%
Exchange-Traded Funds	1.0%
U.S. Treasuries	1.0%
Liabilities in Excess of Other Assets	(3.2%)
100.0%
The following chart summarizes the composition of the Fund’s portfolio. The industries listed below may include more than one industry group. The Fund did not have more than 25% of its assets invested in any industry group.
Industries
Media	8.6%
Oil, Gas & Consumable Fuels	5.9%
Energy Equipment & Services	5.9%
Pharmaceutical	5.0%
Diversified Telecommunication Services	4.8%
Commercial Services & Supplies	4.6%
Entertainment	4.4%
Electric Utilities	3.8%
Healthcare Providers & Services	3.6%
Building Materials	3.4%
Retail	3.4%
Chemicals	3.1%
Diversified Financial Services	2.5%
Commercial Banks	2.4%
Leisure Time	2.4%
Metals & Mining	2.3%
Food Products	2.3%
Oil & Gas Services	2.2%
Lodging	2.1%
Packaging & Containers	2.0%
Other, less than 2% each	21.9%
Short-Term Investment	6.6%
Liabilities in Excess of Other Assets	(3.2%)
100.0%
Top Ten Holdings
Staples, Inc.	1.9%
NRG Energy, Inc. 03/15/2033	1.7%
CCO Holdings LLC/CCO Holdings Capital Corp. 02/01/2031	1.6%
Organon & Co./Organon Foreign Debt Co.-Issuer BV 04/30/2031	1.4%
SunCoke Energy, Inc. 06/30/2029	1.4%
Venture Global LNG, Inc. 06/01/2028	1.4%
Affinity Interactive 12/15/2027	1.4%
Enerflex Ltd. 10/15/2027	1.4%
Rogers Communications, Inc., (fixed rate to 03/15/2027, variable rate thereafter) 03/15/2027	1.3%
Lorca Holding Ltd.	1.2%

Countries
United States	59.6%
United Kingdom	5.7%
Canada	3.5%
France	3.4%
Netherlands	3.3%
Luxembourg	2.9%
Mexico	2.5%
Israel	2.4%
Zambia	2.0%
Other, less than 2% each	11.3%
Short-Term Investment	6.6%
Liabilities in Excess of Other Assets	(3.2%)
100.0%

2	2024 Semi-Annual Report

Statement of Investments
April 30, 2024 (Unaudited)
abrdn High Income Opportunities Fund

	Shares or Principal Amount		Value
BANK LOANS—3.1%
Staples, Inc.(a)		1,697,769	$ 1,674,815
Lorca Holding Ltd.(a)		1,000,000	1,005,000
Total Bank Loans			2,679,815
CORPORATE BONDS—91.5%
AUSTRIA—0.3%
Holding Companies-Diversified Operations—0.3%
Benteler International AG, 9.38%, 05/15/2028(b)	EUR	200,000	228,054
BRAZIL—0.7%
Food Products—0.5%
Minerva Luxembourg SA, 8.88%, 09/13/2033(b)		$400,000	410,285
Oil & Gas Services—0.2%
Guara Norte SARL, 5.20%, 06/15/2034(b)(c)		249,326	226,047
Total Brazil			636,332
CANADA—3.5%
Aerospace & Defense—0.8%
Bombardier, Inc., 8.75%, 11/15/2030(b)		677,000	720,252
Diversified Telecommunication Services—1.3%
Rogers Communications, Inc., (fixed rate to 03/15/2027, variable rate thereafter), 5.25%, 03/15/2027(b)		1,134,000	1,077,913
Oil & Gas Services—1.4%
Enerflex Ltd., 9.00%, 10/15/2027(b)		1,151,000	1,178,648
Total Canada			2,976,813
CHINA—0.0%
Real Estate—0.0%
Country Garden Holdings Co. Ltd., 3.13%, 10/22/2025(b)(d)		200,000	11,000
Kaisa Group Holdings Ltd.
9.75%, 09/28/2023(b)(d)		230,000	6,900
9.38%, 06/30/2024(b)(d)		495,000	12,375
Zhenro Properties Group Ltd.
7.88%, 04/14/2024(b)(d)		200,000	1,000
7.10%, 09/10/2024(b)(d)		429,000	2,951
			34,226
COLOMBIA—0.8%
Oil, Gas & Consumable Fuels—0.8%
Ecopetrol SA
6.88%, 04/29/2030		307,000	292,870
8.38%, 01/19/2036		413,000	401,497
			694,367
FRANCE—3.4%
Diversified Telecommunication Services—0.6%
Iliad Holding SASU, 6.50%, 10/15/2026(b)		532,000	529,395
Entertainment—0.9%
Banijay Entertainment SASU, 8.13%, 05/01/2029(b)		752,000	769,437
	Shares or Principal Amount		Value

Healthcare Providers & Services—1.0%
CAB SELAS, 3.38%, 02/01/2028(b)	EUR	400,000	$ 372,854
Cerba Healthcare SACA, 3.50%, 05/31/2028(b)		387,000	336,601
Chrome Holdco SAS, 5.00%, 05/31/2029(b)		200,000	136,068
			845,523
Machinery-Diversified—0.4%
Nova Alexandre III SAS, FRN, 9.11%, 07/15/2029(a)(b)		353,000	372,013
Retail—0.5%
Mobilux Finance SAS, 4.25%, 07/15/2028(b)		400,000	397,118
Total France			2,913,486
GERMANY—1.6%
Apparel—0.3%
CT Investment GmbH, 6.38%, 04/15/2030(b)		200,000	213,707
Building Materials—0.6%
HT Troplast GmbH, 9.38%, 07/15/2028(b)		476,000	528,307
Commercial Banks—0.4%
Deutsche Bank AG, (fixed rate to 04/30/2026, variable rate thereafter), VRN, 7.13%, 04/30/2026(b)(e)	GBP	300,000	346,266
Machinery-Diversified—0.3%
TK Elevator Midco GmbH, 4.38%, 07/15/2027(b)	EUR	276,000	281,590
Total Germany			1,369,870
HONG KONG—0.6%
Lodging—0.6%
Melco Resorts Finance Ltd., 5.75%, 07/21/2028(b)		$534,000	494,342
IRELAND—1.3%
Commercial Services & Supplies—0.5%
Cimpress PLC, 7.00%, 06/15/2026		419,000	415,757
Diversified Financial Services—0.8%
GGAM Finance Ltd., 8.00%, 02/15/2027(b)		697,000	714,333
Total Ireland			1,130,090
ISRAEL—2.4%
Pharmaceutical—2.4%
Teva Pharmaceutical Finance Netherlands III BV
3.15%, 10/01/2026		456,000	422,447
4.75%, 05/09/2027		355,000	339,505
7.88%, 09/15/2029		619,000	649,874
8.13%, 09/15/2031		591,000	637,782
			2,049,608
ITALY—0.4%
Diversified Telecommunication Services—0.4%
Telecom Italia Capital SA, 6.38%, 11/15/2033		400,000	353,398
JERSEY—0.4%
Auto Manufacturers—0.4%
Aston Martin Capital Holdings Ltd., 10.00%, 03/31/2029(b)		385,000	377,067

See accompanying Notes to Financial Statements.
2024 Semi-Annual Report	3

Statement of Investments  (continued)
April 30, 2024 (Unaudited)
abrdn High Income Opportunities Fund

	Shares or Principal Amount		Value
CORPORATE BONDS (continued)
LUXEMBOURG—2.9%
Biotechnology—0.3%
Cidron Aida Finco SARL, 6.25%, 04/01/2028(b)	GBP	253,000	$ 298,355
Chemicals—1.1%
INEOS Finance PLC, 7.50%, 04/15/2029(b)		$640,000	642,976
Monitchem HoldCo 3 SA, 8.75%, 05/01/2028(b)	EUR	330,000	358,410
			1,001,386
Commercial Services & Supplies—0.6%
Albion Financing 2 SARL, 8.75%, 04/15/2027(b)		$519,000	518,994
Energy-Alternate Sources—0.4%
Cullinan Holdco SCSp, 4.63%, 10/15/2026(b)	EUR	362,000	314,109
Entertainment—0.0%
LHMC Finco 2 SARL, PIK, 7.25%, 10/02/2025(b)(f)		7,332	7,818
Healthcare Providers & Services—0.4%
Ephios Subco 3 SARL, 7.88%, 01/31/2031(b)		300,000	327,812
Machinery-Diversified—0.0%
Galapagos SA, 5.38%, 06/15/2021(b)(d)(g)(h)		60,500	–
Packaging & Containers—0.1%
ARD Finance SA, PIK, 5.00%, 06/30/2027(b)(f)		299,844	68,799
Total Luxembourg			2,537,273
MACAO—0.6%
Lodging—0.6%
MGM China Holdings Ltd., 4.75%, 02/01/2027(b)		$274,000	258,614
Sands China Ltd., 2.85%, 03/08/2029(i)		299,000	256,923
			515,537
MEXICO—2.5%
Building Materials—0.6%
Cemex SAB de CV
(fixed rate to 06/28/2026, variable rate thereafter), VRN, 5.13%, 06/08/2026(b)(e)		202,000	194,259
(fixed rate to 03/14/2028, variable rate thereafter) 9.13%, 03/14/2028(b)(e)		297,000	318,722
			512,981
Chemicals—0.2%
Braskem Idesa SAPI, 6.99%, 02/20/2032(b)		200,000	150,200
Oil, Gas & Consumable Fuels—1.7%
Petroleos Mexicanos
3.75%, 11/16/2025(b)	GBP	732,000	843,850
5.35%, 02/12/2028		$784,000	685,396
			1,529,246
Total Mexico			2,192,427
NETHERLANDS—3.3%
Commercial Banks—0.5%
Stichting AK Rabobank Certificaten, 6.50%, 12/29/2049(b)(e)(i)	EUR	355,750	402,873
	Shares or Principal Amount		Value

Commercial Services & Supplies—0.8%
Boost Newco Borrower LLC/GTCR W Dutch Finance Sub BV
8.50%, 01/15/2031(b)	GBP	279,000	$ 371,285
8.50%, 01/15/2031(b)		235,000	312,731
			684,016
Diversified Financial Services—0.2%
LeasePlan Corp. NV, (fixed rate to 05/29/2024, variable rate thereafter), 7.38%, 05/29/2029(b)(e)	EUR	200,000	213,440
Food Products—0.2%
Sigma Holdco BV, 7.88%, 05/15/2026(b)		$200,000	189,600
Home Furnishings—0.4%
Versuni Group BV, 3.13%, 06/15/2028(b)	EUR	340,000	324,749
Media—1.2%
Sunrise HoldCo IV BV, 5.50%, 01/15/2028(b)		$600,000	565,114
VZ Vendor Financing II BV, 2.88%, 01/15/2029(b)	EUR	335,000	307,922
Ziggo Bond Co. BV, 5.13%, 02/28/2030(b)		$200,000	165,933
			1,038,969
Total Netherlands			2,853,647
NIGERIA—0.6%
Engineering & Construction—0.6%
IHS Netherlands Holdco BV, 8.00%, 09/18/2027(b)		533,000	501,420
SLOVENIA—0.4%
Media—0.4%
Summer BidCo BV, 10.00%, 02/15/2029(b)(f)	EUR	318,488	341,770
SPAIN—0.7%
Commercial Banks—0.7%
Banco Bilbao Vizcaya Argentaria SA, (fixed rate to 03/05/2025, variable rate thereafter), Series 9, 6.50%, 03/05/2025(e)		$600,000	591,766
SWEDEN—0.7%
Commercial Services & Supplies—0.7%
Verisure Holding AB, 3.25%, 02/15/2027(b)	EUR	333,000	340,718
Verisure Midholding AB, 5.25%, 02/15/2029(b)		275,000	282,475
			623,193
SWITZERLAND—1.9%
Chemicals—1.1%
Consolidated Energy Finance SA
5.63%, 10/15/2028(b)		$652,000	550,945
12.00%, 02/15/2031(b)		380,000	393,302
			944,247
Commercial Banks—0.8%
UBS Group AG, (fixed rate to 11/13/2028, variable rate thereafter), 9.25%, 11/13/2028(b)(e)		670,000	715,044
Total Switzerland			1,659,291

See accompanying Notes to Financial Statements.
4	2024 Semi-Annual Report

Statement of Investments  (continued)
April 30, 2024 (Unaudited)
abrdn High Income Opportunities Fund

	Shares or Principal Amount		Value
CORPORATE BONDS (continued)
TURKEY—0.3%
Metals & Mining—0.3%
WE Soda Investments Holding PLC, 9.50%, 10/06/2028(b)		$213,000	$ 219,375
UNITED KINGDOM—5.7%
Chemicals—0.7%
INEOS Quattro Finance 2 PLC, 8.50%, 03/15/2029(b)	EUR	240,000	267,505
Synthomer PLC, 7.38%, 05/02/2029(b)		301,000	324,083
			591,588
Commercial Services & Supplies—0.4%
BCP V Modular Services Finance PLC, 6.75%, 11/30/2029(b)		400,000	371,386
Diversified Financial Services—1.2%
Jerrold Finco PLC, 5.25%, 01/15/2027(b)	GBP	306,000	363,244
Macquarie Airfinance Holdings Ltd.
6.40%, 03/26/2029(b)		$21,000	20,939
8.13%, 03/30/2029(b)		548,000	573,046
6.50%, 03/26/2031(b)		44,000	44,033
			1,001,262
Diversified Telecommunication Services—0.3%
Vodafone Group PLC, (fixed rate to 07/03/2024, variable rate thereafter), VRN, 6.25%, 10/03/2078(b)		260,000	258,970
Entertainment—1.0%
888 Acquisitions Ltd., 7.56%, 07/15/2027(b)	EUR	300,000	307,674
Pinewood Finco PLC, 6.00%, 03/27/2030(b)	GBP	494,000	599,806
			907,480
Food Products—0.2%
Iceland Bondco PLC, 10.88%, 12/15/2027(b)		150,000	191,725
Media—0.8%
Virgin Media Vendor Financing Notes III DAC
4.88%, 07/15/2028(b)		544,000	605,866
4.88%, 07/15/2028(b)		100,000	111,372
			717,238
Oil, Gas & Consumable Fuels—0.7%
Ithaca Energy North Sea PLC, 9.00%, 07/15/2026(b)		$581,000	584,798
Retail—0.4%
CD&R Firefly Bidco PLC, 8.63%, 04/30/2029(b)	GBP	262,000	325,680
Total United Kingdom			4,950,127
UNITED STATES—54.5%
Advertising—0.3%
Summer BC Bidco B LLC, 5.50%, 10/31/2026(b)		$321,000	306,571
Aerospace & Defense—0.5%
Boeing Co., 5.15%, 05/01/2030		438,000	414,256
Airlines—1.0%
Hawaiian Brand Intellectual Property Ltd./HawaiianMiles Loyalty Ltd., 5.75%, 01/20/2026(b)		903,577	847,455
	Shares or Principal Amount		Value

Apparel—1.0%
Wolverine World Wide, Inc., 4.00%, 08/15/2029(b)		$1,037,000	$ 828,277
Auto Parts & Equipment—1.2%
Adient Global Holdings Ltd., 3.50%, 08/15/2024(b)	EUR	45,284	48,022
Goodyear Tire & Rubber Co.
5.00%, 07/15/2029		$460,000	417,207
5.25%, 07/15/2031		152,000	134,453
5.63%, 04/30/2033		467,000	411,021
			1,010,703
Building Materials—2.3%
Builders FirstSource, Inc., 4.25%, 02/01/2032(b)		483,000	420,711
Camelot Return Merger Sub, Inc., 8.75%, 08/01/2028(b)		424,000	416,836
Cornerstone Building Brands, Inc., 6.13%, 01/15/2029(b)		392,000	330,762
Miter Brands Acquisition Holdco, Inc./MIWD Borrower LLC, 6.75%, 04/01/2032(b)		69,000	68,526
MIWD Holdco II LLC/MIWD Finance Corp., 5.50%, 02/01/2030(b)		260,000	235,471
New Enterprise Stone & Lime Co., Inc., 5.25%, 07/15/2028(b)		503,000	472,484
			1,944,790
Coal—1.4%
SunCoke Energy, Inc., 4.88%, 06/30/2029(b)		1,409,000	1,244,123
Commercial Services & Supplies—1.6%
Neptune Bidco U.S., Inc., 9.29%, 04/15/2029(b)		1,005,000	948,595
Sabre GLBL, Inc.
8.63%, 06/01/2027(b)		196,000	173,436
11.25%, 12/15/2027(b)		259,000	242,061
			1,364,092
Computers & Peripherals—1.0%
NCR Atleos Corp., 9.50%, 04/01/2029(b)		807,000	857,836
Diversified Financial Services—0.4%
Encore Capital Group, Inc., 5.38%, 02/15/2026(b)	GBP	259,000	313,115
Diversified Telecommunication Services—2.2%
C&W Senior Finance Ltd., 6.88%, 09/15/2027(b)		$436,000	412,857
Frontier Communications Holdings LLC
6.00%, 01/15/2030(b)		416,000	346,630
8.75%, 05/15/2030(b)		471,000	479,539
8.63%, 03/15/2031(b)		691,000	697,891
			1,936,917
Electric Utilities—3.7%
Clearway Energy Operating LLC, 3.75%, 01/15/2032(b)		510,000	422,286
NRG Energy, Inc., 7.00%, 03/15/2033(b)		1,389,000	1,446,465

See accompanying Notes to Financial Statements.
2024 Semi-Annual Report	5

Statement of Investments  (continued)
April 30, 2024 (Unaudited)
abrdn High Income Opportunities Fund

	Shares or Principal Amount		Value
CORPORATE BONDS (continued)
UNITED STATES (continued)
Talen Energy Supply LLC, 8.63%, 06/01/2030(b)		$460,000	$ 486,696
Vistra Operations Co. LLC, 7.75%, 10/15/2031(b)		804,000	824,576
			3,180,023
Electrical Components & Equipment—0.7%
EnerSys, 6.63%, 01/15/2032(b)		631,000	628,398
Energy Equipment & Services—6.1%
Delek Logistics Partners LP/Delek Logistics Finance Corp., 8.63%, 03/15/2029(b)		953,000	960,211
Hess Midstream Operations LP, 4.25%, 02/15/2030(b)		614,000	554,131
ITT Holdings LLC, 6.50%, 08/01/2029(b)		607,000	548,253
Venture Global Calcasieu Pass LLC
3.88%, 08/15/2029(b)		255,000	225,301
4.13%, 08/15/2031(b)		643,000	561,192
3.88%, 11/01/2033(b)		386,000	316,921
Venture Global LNG, Inc.
8.13%, 06/01/2028(b)		1,213,000	1,240,254
9.88%, 02/01/2032(b)		765,000	816,337
			5,222,600
Entertainment—2.4%
Affinity Interactive, 6.88%, 12/15/2027(b)		1,361,000	1,218,169
CCM Merger, Inc., 6.38%, 05/01/2026(b)		843,000	840,957
			2,059,126
Food Products—1.4%
Fiesta Purchaser, Inc., 7.88%, 03/01/2031(b)		618,000	629,720
TreeHouse Foods, Inc., 4.00%, 09/01/2028		660,000	584,392
			1,214,112
Healthcare Providers & Services—2.1%
CHS/Community Health Systems, Inc.
8.00%, 03/15/2026(b)		56,000	55,727
5.25%, 05/15/2030(b)		835,000	682,684
10.88%, 01/15/2032(b)		400,000	409,510
Star Parent, Inc., 9.00%, 10/01/2030(b)		665,000	695,624
			1,843,545
Home Builders—1.5%
Adams Homes, Inc.
7.50%, 02/15/2025(b)		443,000	442,239
9.25%, 10/15/2028(b)		796,000	821,963
			1,264,202
Home Furnishings—1.0%
Tempur Sealy International, Inc., 3.88%, 10/15/2031(b)		1,017,000	837,306
Insurance—0.7%
Panther Escrow Issuer LLC, 7.13%, 06/01/2031(b)		573,000	575,972
Leisure Time—2.4%
Carnival Corp., 7.63%, 03/01/2026(b)		158,000	158,980
Carnival PLC, 1.00%, 10/28/2029	EUR	408,000	342,347
	Shares or Principal Amount	Value

MajorDrive Holdings IV LLC, 6.38%, 06/01/2029(b)	$891,000	$ 836,127
NCL Corp. Ltd., 7.75%, 02/15/2029(b)	710,000	725,249
		2,062,703
Lodging—0.9%
Hilton Grand Vacations Borrower Escrow LLC/Hilton Grand Vacations Borrower Escrow, Inc., 6.63%, 01/15/2032(b)	277,000	273,086
Travel & Leisure Co., 4.63%, 03/01/2030(b)	570,000	509,138
		782,224
Media—6.1%
CCO Holdings LLC/CCO Holdings Capital Corp.
4.25%, 02/01/2031(b)	1,717,000	1,343,798
7.38%, 03/01/2031(b)	326,000	309,353
4.75%, 02/01/2032(b)	210,000	165,151
4.25%, 01/15/2034(b)	817,000	591,926
CSC Holdings LLC
11.25%, 05/15/2028(b)	400,000	353,814
11.75%, 01/31/2029(b)	262,000	232,767
6.50%, 02/01/2029(b)	807,000	601,876
5.75%, 01/15/2030(b)	265,000	116,208
Directv Financing LLC, 8.88%, 02/01/2030(b)	378,000	367,546
Univision Communications, Inc.
8.00%, 08/15/2028(b)	369,000	368,565
7.38%, 06/30/2030(b)	863,000	826,392
		5,277,396
Oil & Gas—1.5%
Ascent Resources Utica Holdings LLC/ARU Finance Corp., 5.88%, 06/30/2029(b)	684,000	651,844
Moss Creek Resources Holdings, Inc., 7.50%, 01/15/2026(b)	385,000	383,920
Nabors Industries, Inc., 9.13%, 01/31/2030(b)	267,000	275,326
		1,311,090
Oil & Gas Services—0.6%
Kodiak Gas Services LLC, 7.25%, 02/15/2029(b)	418,000	421,014
Weatherford International Ltd., 6.50%, 09/15/2028(b)	57,000	58,863
		479,877
Oil, Gas & Consumable Fuels—2.5%
Civitas Resources, Inc.
8.38%, 07/01/2028(b)	417,000	435,008
8.63%, 11/01/2030(b)	134,000	142,593
8.75%, 07/01/2031(b)	202,000	214,270
Permian Resources Operating LLC, 5.88%, 07/01/2029(b)	335,000	325,573
Sunoco LP
7.00%, 05/01/2029(b)	150,000	152,338
7.25%, 05/01/2032(b)	237,000	240,711
Vital Energy, Inc., 9.75%, 10/15/2030	623,000	678,818
		2,189,311

See accompanying Notes to Financial Statements.
6	2024 Semi-Annual Report

Statement of Investments  (continued)
April 30, 2024 (Unaudited)
abrdn High Income Opportunities Fund

	Shares or Principal Amount		Value
CORPORATE BONDS (continued)
UNITED STATES (continued)
Packaging & Containers—1.9%
Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC
6.00%, 06/15/2027(b)		$620,000	$ 601,002
3.00%, 09/01/2029(b)	EUR	400,000	341,884
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc., 4.13%, 08/15/2026(b)		$813,000	677,519
			1,620,405
Pharmaceutical—2.6%
Endo Finance Holdings, Inc., 8.50%, 04/15/2031(b)		48,000	48,771
Organon & Co./Organon Foreign Debt Co.-Issuer BV, 5.13%, 04/30/2031(b)		1,441,000	1,246,035
Perrigo Finance Unlimited Co., 4.65%, 06/15/2030(i)		1,068,000	978,638
			2,273,444
Real Estate Investment Trust (REIT) Funds—1.4%
Iron Mountain Information Management Services, Inc., 5.00%, 07/15/2032(b)		469,000	415,665
Uniti Group LP/Uniti Group Finance, Inc./CSL Capital LLC, 10.50%, 02/15/2028(b)		804,000	834,093
			1,249,758
Retail—0.6%
Academy Ltd., 6.00%, 11/15/2027(b)		426,000	416,442
Macy's Retail Holdings LLC, 5.88%, 03/15/2030(b)		91,000	86,740
			503,182
Software—1.5%
Consensus Cloud Solutions, Inc.
6.00%, 10/15/2026(b)		215,000	203,842
6.50%, 10/15/2028(b)		693,000	606,787
Helios Software Holdings, Inc./ION Corporate Solutions Finance SARL
7.88%, 05/01/2029(b)	EUR	267,000	283,660
8.75%, 05/01/2029(b)		$240,000	240,475
			1,334,764
Total United States			46,977,573
ZAMBIA—2.0%
Metals & Mining—2.0%
First Quantum Minerals Ltd.
6.88%, 10/15/2027(b)		750,000	721,410
9.38%, 03/01/2029(b)		200,000	206,635
8.63%, 06/01/2031(b)		786,000	760,768
			1,688,813
Total Corporate Bonds			78,909,865
Shares or Principal Amount		Value
EXCHANGE-TRADED FUNDS—1.0%
iShares iBoxx $ High Yield Corporate Bond ETF	11,194	$ 853,990
Total Exchange-Traded Funds		853,990
U.S. TREASURIES—1.0%
U.S. Treasury Notes, 4.25%, 12/31/2025	$855,600	843,602
Total U.S. Treasuries		843,602
SHORT-TERM INVESTMENT—6.6%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 5.25%(j)	5,680,499	5,680,499
Total Short-Term Investment		5,680,499
Total Investments (Cost $91,965,544)(k)—103.2%		88,967,771
Liabilities in Excess of Other Assets—(3.2%)		(2,754,232)
Net Assets—100.0%		$86,213,539
Amounts listed as “–” are $0 or round to $0.
(a)	Variable or Floating Rate security. Rate disclosed is as of April 30, 2024.
(b)	Denotes a security issued under Regulation S or Rule 144A.
(c)	Sinkable security.
(d)	Security is in default.
(e)	Perpetual maturity. Maturity date presented represents the next call date.
(f)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(g)	The Fund’s adviser has deemed this security to be illiquid based upon procedures approved by the Board of Trustees. Illiquid securities held by the Fund represent 0.0% of net assets as of April 30, 2024.
(h)	Level 3 security. See Note 2(a) of the accompanying Notes to Financial Statements.
(i)	Step bond. Rate disclosed is as of April 30, 2024.
(j)	Registered investment company advised by State Street Global Advisors. The rate shown is the 7 day yield as of April 30, 2024.
(k)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.

ETF	Exchange-Traded Fund
EUR	Euro Currency
FRN	Floating Rate Note
GBP	British Pound Sterling
PIK	Payment-In-Kind
PLC	Public Limited Company
REIT	Real Estate Investment Trust
USD	U.S. Dollar
VRN	Variable Rate Note

See accompanying Notes to Financial Statements.
2024 Semi-Annual Report	7

Statement of Investments  (concluded)
April 30, 2024 (Unaudited)
abrdn High Income Opportunities Fund

At April 30, 2024, the Fund held the following forward foreign currency contracts:

Purchase Contracts Settlement Date	Counterparty	Currency Purchased	Amount Purchased	Currency Sold	Amount Sold	Fair Value	Unrealized Appreciation/ (Depreciation)
British Pound/United States Dollar
07/12/2024	Barclays Bank PLC	GBP	41,717	USD	52,340	$52,147	$(193)
Euro/United States Dollar
07/12/2024	Royal Bank of Canada	EUR	112,925	USD	120,565	120,874	309
07/12/2024	UBS AG	EUR	217,058	USD	232,966	232,337	(629)
						$405,358	$(513)

Sale Contracts Settlement Date	Counterparty	Currency Purchased	Amount Purchased	Currency Sold	Amount Sold	Fair Value	Unrealized Appreciation/ (Depreciation)
United States Dollar/British Pound
07/12/2024	Citibank N.A.	USD	4,587,203	GBP	3,610,922	$4,513,763	$73,440
07/12/2024	Deutsche Bank AG	USD	331,839	GBP	262,000	327,508	4,331
United States Dollar/Euro
07/12/2024	Citibank N.A.	USD	8,098,362	EUR	7,428,411	7,951,283	147,079
07/12/2024	Deutsche Bank AG	USD	379,400	EUR	352,136	376,923	2,477
07/12/2024	Deutsche Bank AG	USD	399,108	EUR	373,180	399,446	(338)
07/12/2024	Morgan Stanley & Co.	USD	321,983	EUR	301,000	322,187	(204)
						$13,891,110	$226,785
Unrealized appreciation on forward foreign currency exchange contracts							$227,636
Unrealized depreciation on forward foreign currency exchange contracts							$(1,364)

See accompanying Notes to Financial Statements.
8	2024 Semi-Annual Report

abrdn Infrastructure Debt Fund  (Unaudited)

Average Annual Total Return[1] (For the periods ended April 30, 2024)		Six Month[2]	1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC	7.86%	(0.06%)	(1.32%)	(0.24%)
	w/SC3	4.59%	(3.07%)	(1.92%)	(0.55%)
Institutional Service Class[4]	w/o SC	8.04%	0.19%	(1.08%)	(0.06%)
Institutional Class[4]	w/o SC	8.08%	0.28%	(1.01%)	0.05%
All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (NAV) per share and/or financial statement adjustments.
1	The Fund changed its investment strategy effective August 18, 2023. Performance information for periods prior to August 18, 2023 does not reflect the Fund's current investment strategy. In connection with the change in investment strategy, the Fund changed its name from abrdn Global Absolute Return Strategies Fund to abrdn Infrastructure Debt Fund. The Fund previously changed its investment objective and principal investment strategy, including its 80% investment policy, effective November 15, 2019. The Fund also previously changed its investment objective and strategy effective August 15, 2016. Performance information for periods prior to November 15, 2019 and for periods prior to August 15, 2016 does not reflect the Fund's current investment strategy. Please consult the Fund’s prospectus for more detail.
2	Not annualized.
3	A 3.00% front-end sales charge was deducted. Prior to February 28, 2019 the front-end sales charge was 4.25%.
4	Not subject to any sales charges.
Performance of a $1,000,000 Investment*(as of April 30, 2024)
* Minimum initial investment
Comparative performance of $1,000,000 invested in Institutional Service Class shares of the abrdn Infrastructure Debt Fund, the Bloomberg U.S. Aggregate Bond Index, the ICE BofA 3-Month U.S. Treasury Note Index and the U.S. Consumer Price Index (CPI) over a 10-year period ended April 30, 2024. Effective August 18, 2023, the Bloomberg U.S. Aggregate Bond index replaced the ICE BofA 3-Month U.S. Treasury Note Index as the Fund's primary benchmark as a result of the Fund's change in investment strategy. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.
The Bloomberg U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, fixed-rate agency MBS, ABS and CMBS (agency and non-agency). Provided the necessary inclusion rules are met, U.S. Aggregate eligible securities also contribute to the multi-currency Global Aggregate Index and the U.S. Universal Index.
The ICE BofA 3-Month U.S. Treasury Note Index is an unmanaged index tracking 3-month U.S. Treasury securities.
The CPI (U.S.) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.
2024 Semi-Annual Report	9

abrdn Infrastructure Debt Fund  (Unaudited)

Portfolio Summary (as a percentage of net assets)
April 30, 2024 (Unaudited)

Credit Rating	As a percentage of total investments
AAA	5.5%
AA	23.6%
A	9.0%
BBB	17.5%
BB	26.4%
B	5.2%
Below B	0.0%
Non-Rated	12.8%
100.0%

Sector Exposure	As a percentage of total investments
Electric	11.3%
Public Transportation	7.6%
Technology, Media & Telecommunications	7.6%
Public Power Systems	7.3%
Finance Companies	7.2%
Hospital	5.9%
Consumer	4.6%
State Multifamily Housing	4.2%
Others	44.3%
100.0%
Top Ten Holdings
State of Nevada Department of Business & Industry, VRDN, Series A3 01/01/2050	4.3%
Gabon Blue Bond Master Trust, Series 2 08/01/2038	4.1%
Dutchess County Local Development Corp., Series B 07/01/2039	4.0%
Illinois Municipal Electric Agency, Series A 02/01/2035	3.7%
Louisiana Energy & Power Authority, (AGM), Series A 06/01/2032	3.6%
City of Chicago, (AGM-CR), Series B 01/01/2044	3.4%
California Statewide Communities Development Authority, (AGM), Series B 08/15/2047	3.3%
New York Transportation Development Corp., Series B 06/30/2051	3.2%
Low Income Investment Fund, Series 2019 07/01/2026	3.1%
California Infrastructure & Economic Development Bank 10/01/2049	3.0%

States	As a percentage of net assets
Illinois	9.1%
California	8.8%
New York	7.2%
Nevada	4.3%
Louisiana	3.6%
Florida	3.5%
Massachusetts	3.0%
Wisconsin	2.7%
New Hampshire	2.7%
Maryland	2.6%
Texas	2.1%
Corporate Bonds	43.2%
Short-Term Investment	8.3%
Liabilities in Excess of Other Assets	(1.1%)
100.0%

10	2024 Semi-Annual Report

Statement of Investments
April 30, 2024 (Unaudited)
abrdn Infrastructure Debt Fund

	Shares or Principal Amount		Value
CORPORATE BONDS—43.2%
CANADA—1.8%
Electric Utilities—1.8%
TransAlta Corp., 7.75%, 11/15/2029		$423,000	$ 432,937
CHILE—1.2%
Electric Utilities—1.2%
Sociedad de Transmision Austral SA, 4.00%, 01/27/2032(a)		340,000	292,864
GEORGIA—1.3%
Transportation—1.3%
Georgian Railway JSC, 4.00%, 06/17/2028(a)		336,000	301,259
GUATEMALA—1.8%
Electric Utilities—1.8%
Investment Energy Resources Ltd., 6.25%, 04/26/2029(a)		451,000	431,833
MEXICO—2.5%
Building Materials—2.5%
Cemex SAB de CV, (fixed rate to 03/14/2028, variable rate thereafter), 9.13%, 03/14/2028(a)(b)		558,000	598,810
NETHERLANDS—2.0%
Media—2.0%
VZ Vendor Financing II BV, 2.88%, 01/15/2029(a)	EUR	515,000	473,372
PERU—1.2%
Electric Utilities—1.2%
Consorcio Transmantaro SA, 4.70%, 04/16/2034(a)		$316,000	287,085
SPAIN—1.9%
Diversified Telecommunication Services—1.9%
Telefonica Europe BV, (fixed rate to 02/03/2030, variable rate thereafter), VRN, 6.14%, 02/03/2030(a)(b)	EUR	400,000	441,821
UNITED KINGDOM—1.8%
Diversified Telecommunication Services—1.8%
Vmed O2 U.K. Financing I PLC, 4.50%, 07/15/2031(a)	GBP	401,000	414,057
UNITED STATES—27.7%
Auto Manufacturers—0.6%
Ford Motor Co., 3.25%, 02/12/2032		$163,000	131,285
Diversified Financial Services—7.2%
Gabon Blue Bond Master Trust, Series 2, 6.10%, 08/01/2038(a)(c)		1,000,000	967,325
Low Income Investment Fund, Series 2019, 3.39%, 07/01/2026		800,000	746,333
			1,713,658
Electric Utilities—7.0%
Clearway Energy Operating LLC, 3.75%, 01/15/2032(a)		551,000	456,235
NRG Energy, Inc., 7.00%, 03/15/2033(a)		123,000	128,089
	Shares or Principal Amount		Value

Talen Energy Supply LLC, 8.63%, 06/01/2030(a)		$409,000	$ 432,736
Vistra Corp., (fixed rate to 12/15/2026, variable rate thereafter), 7.00%, 12/15/2026(a)(b)		635,000	627,239
			1,644,299
Electrical Components & Equipment—1.9%
EnerSys, 6.63%, 01/15/2032(a)		439,000	437,190
Energy Equipment & Services—2.2%
Venture Global LNG, Inc., 9.88%, 02/01/2032(a)		487,000	519,681
Engineering & Construction—2.7%
LBJ Infrastructure Group LLC, 3.80%, 12/31/2057(a)		1,000,000	649,618
Machinery-Diversified—1.8%
Chart Industries, Inc., 9.50%, 01/01/2031(a)		407,000	436,916
Media—1.8%
CCO Holdings LLC/CCO Holdings Capital Corp., 4.25%, 01/15/2034(a)		573,000	415,145
Packaging & Containers—1.3%
Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC, 3.00%, 09/01/2029(a)	EUR	358,000	305,986
Real Estate Investment Trust (REIT) Funds—1.2%
Host Hotels & Resorts LP, Series J, 2.90%, 12/15/2031		$352,000	286,373
Total United States			6,540,151
Total Corporate Bonds			10,214,189
MUNICIPAL BONDS —49.6%
CALIFORNIA—8.8%
California Infrastructure & Economic Development Bank, 4.41%, 10/01/2049		900,000	702,969
California Statewide Communities Development Authority, (AGM), Series B, 7.14%, 08/15/2047		750,000	785,734
City & County of San Francisco Community Facilities District No., Series B, 6.33%, 09/01/2051		590,000	600,272
Total California			2,088,975
FLORIDA—3.5%
County of Miami-Dade Seaport Department, 6.22%, 11/01/2055		200,000	206,721
State Board of Administration Finance Corp., Series A, 5.53%, 07/01/2034		625,000	622,303
Total Florida			829,024
ILLINOIS—9.1%
City of Chicago, (AGM-CR), Series B, 6.31%, 01/01/2044		800,000	818,335

See accompanying Notes to Financial Statements.
2024 Semi-Annual Report	11

Statement of Investments  (continued)
April 30, 2024 (Unaudited)
abrdn Infrastructure Debt Fund

Shares or Principal Amount		Value
MUNICIPAL BONDS (continued)
ILLINOIS (continued)
City of Chicago Wastewater Transmission Revenue, Series B, 6.90%, 01/01/2040	$435,000	$ 467,210
Illinois Municipal Electric Agency, Series A, 7.29%, 02/01/2035	800,000	866,682
Total Illinois		2,152,227
LOUISIANA—3.6%
Louisiana Energy & Power Authority, (AGM), Series A, 2.33%, 06/01/2032	1,060,000	843,375
MARYLAND—2.6%
Maryland Health & Higher Educational Facilities Authority, Series C, 2.92%, 01/01/2031	750,000	611,346
MASSACHUSETTS—3.0%
Commonwealth of Massachusetts, Series B, 4.11%, 07/15/2031	725,370	701,314
NEVADA—4.3%
State of Nevada Department of Business & Industry, VRDN, Series A3, 8.13%, 01/01/2050(a)(d)	1,000,000	1,026,543
NEW HAMPSHIRE—2.7%
New Hampshire Business Finance Authority, 3.25%, 04/01/2028	750,000	641,509
NEW YORK—7.2%
Dutchess County Local Development Corp., Series B, 5.92%, 07/01/2039	1,000,000	949,588
New York Transportation Development Corp., Series B, 6.97%, 06/30/2051	800,000	758,954
Total New York		1,708,542
TEXAS—2.1%
Port Beaumont Navigation District, Series B, 6.00%, 01/01/2025(a)	500,000	492,076
Shares or Principal Amount		Value

WISCONSIN—2.7%
County of Fond Du Lac, (BAM CNTY GTD), 6.18%, 11/01/2042(a)	$650,000	$ 643,250
Total Municipal Bonds		11,738,181
SHORT-TERM INVESTMENT—8.3%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 5.25%(e)	1,969,721	1,969,721
Total Short-Term Investment		1,969,721
Total Investments (Cost $23,851,293)(f)—101.1%		23,922,091
Liabilities in Excess of Other Assets—(1.1%)		(268,289)
Net Assets—100.0%		$23,653,802

(a)	Denotes a security issued under Regulation S or Rule 144A.
(b)	Perpetual maturity. Maturity date presented represents the next call date.
(c)	Sinkable security.
(d)	Variable Rate Instrument. The rate shown is based on the latest available information as of April 30, 2024. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.
(e)	Registered investment company advised by State Street Global Advisors. The rate shown is the 7 day yield as of April 30, 2024.
(f)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.

EUR	Euro Currency
GBP	British Pound Sterling
PLC	Public Limited Company
REIT	Real Estate Investment Trust
USD	U.S. Dollar
VRDN	Variable Rate Demand Note
VRN	Variable Rate Note

At April 30, 2024, the Fund held the following forward foreign currency contracts:

Purchase Contracts Settlement Date	Counterparty	Currency Purchased	Amount Purchased	Currency Sold	Amount Sold	Fair Value	Unrealized Appreciation/ (Depreciation)
British Pound/United States Dollar
07/12/2024	UBS AG	GBP	6,647	USD	8,284	$8,309	$25

Sale Contracts Settlement Date	Counterparty	Currency Purchased	Amount Purchased	Currency Sold	Amount Sold	Fair Value	Unrealized Appreciation/ (Depreciation)
United States Dollar/British Pound
07/12/2024	Citibank N.A.	USD	436,438	GBP	343,552	$429,433	$7,005
07/12/2024	Citibank N.A.	USD	4,806	GBP	3,857	4,821	(15)
See accompanying Notes to Financial Statements.
12	2024 Semi-Annual Report

Statement of Investments  (concluded)
April 30, 2024 (Unaudited)
abrdn Infrastructure Debt Fund

Sale Contracts Settlement Date	Counterparty	Currency Purchased	Amount Purchased	Currency Sold	Amount Sold	Fair Value	Unrealized Appreciation/ (Depreciation)
United States Dollar/Euro
07/12/2024	Citibank N.A.	USD	1,278,773	EUR	1,172,930	$1,255,466	$23,307
07/12/2024	Goldman Sachs & Co.	USD	13,331	EUR	12,420	13,294	37
						$1,703,014	$30,334
Unrealized appreciation on forward foreign currency exchange contracts							$30,374
Unrealized depreciation on forward foreign currency exchange contracts							$(15)

See accompanying Notes to Financial Statements.
2024 Semi-Annual Report	13

abrdn Intermediate Municipal Income Fund  (Unaudited)

Average Annual Total Return[1] (For the periods ended April 30, 2024)		Six Month[2]	1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC	7.78%	2.86%	0.72%	1.39%
	w/SC3	5.12%	0.25%	0.21%	1.13%
Institutional Service Class[4]	w/o SC	8.05%	3.16%	0.99%	1.65%
Institutional Class[4]	w/o SC	8.06%	3.17%	0.99%	1.66%
All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (NAV) per share and/or financial statement adjustments.
1	The Fund changed its investment strategy effective February 28, 2019. Performance information for periods prior to February 28, 2019 does not reflect the Fund's current investment strategy. In connection with the change in investment strategy, the Fund changed its name from Aberdeen Tax-Free Income Fund to Aberdeen Intermediate Municipal Income Fund. Please consult the Fund’s prospectus for more detail.
2	Not annualized.
3	A 2.50% front-end sales charge was deducted. Prior to February 28, 2019 the front-end sales charge was 4.25%.
4	Not subject to any sales charges.
Performance of a $10,000 Investment(as of April 30, 2024)
Comparative performance of $10,000 invested in Class A shares of the abrdn Intermediate Municipal Income Fund which includes the maximum sales charge applicable to Class A shares, the Bloomberg Municipal Bond Index, the ICE BofA Merrill Lynch 1-22 Year U.S. Municipal Securities Index and the U.S. Consumer Price Index (CPI) over a 10-year period ended April 30, 2024. Effective
February 29, 2024, in anticipation of new regulatory requirements, the Fund’s broad-based securities market index changed from the ICE BofA Merrill Lynch 1-22 Year U.S. Municipal Securities Index to the Bloomberg Municipal Bond Index. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.
The Bloomberg Municipal Bond Index measures the performance of the Bloomberg U.S. Municipal bond market, which covers the USD- denominated Long-Term tax-exempt bond market with four main sectors: state and local general obligation bonds, revenue bonds, insured bonds, and pre-refunded bonds.
The ICE BofA Merrill Lynch 1-22 Year U.S. Municipal Securities Index is a subset of the ICE BofA Merrill Lynch U.S. Municipal Securities Index including all securities with a remaining term to final maturity less than 22 years, calculated on a total return basis. The ICE BofA U.S. Municipal Securities Index tracks the performance of U.S. dollar-denominated investment grade tax-exempt debt publicly issued by U.S. states and territories, and their political subdivisions, in the U.S. domestic market.
The CPI (U.S.) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.
14	2024 Semi-Annual Report

abrdn Intermediate Municipal Income Fund  (Unaudited)

Portfolio Summary
April 30, 2024 (Unaudited)

Credit Rating	As a percentage of total investments
AAA	2.7%
AA	28.1%
A	17.9%
BBB	35.7%
BB	1.6%
B	1.3%
Below B	0.0%
Non-Rated	12.7%
100.0%

Sector Exposure	As a percentage of total investments
Charter School	16.1%
Hospital	12.8%
Public Transportation	8.2%
Airport	7.2%
Continuing Care Retirement Communities	6.8%
Student Housing	5.6%
Economic/Industrial Development	4.9%
Appropriations	4.8%
Others	33.6%
100.0%
Top Ten Holdings	As a percentage of net assets
New Jersey Transportation Trust Fund Authority, Series A 12/15/2034	4.8%
Mississippi Business Finance Corp., VRDN, Series A 11/01/2032	4.3%
State of Nevada Department of Business & Industry, VRDN, Series A3 01/01/2050	3.5%
Buckeye Tobacco Settlement Financing Authority, Series B-2 06/01/2055	3.2%
Harris County Health Facilities Development Corp., Prerefunded/Escrowed to Maturity, Series B 07/01/2027	2.8%
Metropolitan Transportation Authority, Series C-1 11/15/2027	2.6%
Harris County Cultural Education Facilities Finance Corp. 12/01/2045	2.6%
Connecticut State Health & Educational Facilities Authority, Series F 07/01/2027	2.6%
Indiana Finance Authority, Series A 06/01/2058	2.4%
California Community Choice Financing Authority, VRDN, Series C 01/01/2054	2.3%

States	As a percentage of net assets
New York	17.9%
Texas	17.2%
New Jersey	8.1%
Florida	6.8%
Wisconsin	6.5%
Ohio	5.6%
California	4.9%
Mississippi	4.3%
Tennessee	3.6%
Connecticut	3.5%
Nevada	3.5%
Indiana	3.4%
New Hampshire	3.3%
South Carolina	2.2%
Pennsylvania	2.1%
Other, less than 2% each	7.2%
Liabilities in Excess of Other Assets	(0.1%)
100.0%

2024 Semi-Annual Report	15

Statement of Investments
April 30, 2024 (Unaudited)
abrdn Intermediate Municipal Income Fund

Principal Amount		Value
MUNICIPAL BONDS —100.1%
ALABAMA—0.3%
Black Belt Energy Gas District, VRDN, Series D-1, 5.50%, 06/01/2049(a)	$145,000	$ 153,063
ARIZONA—0.2%
Maricopa County Industrial Development Authority, Series B, 5.00%, 07/01/2049(b)	100,000	93,346
CALIFORNIA—4.9%
California Community Choice Financing Authority, VRDN, Series C, 5.25%, 01/01/2054(a)	1,000,000	1,043,223
California School Finance Authority, 5.50%, 08/01/2047(b)	100,000	101,508
M-S-R Energy Authority
Series A, 6.50%, 11/01/2039	500,000	623,616
Series B, 6.13%, 11/01/2029	405,000	428,908
Total California		2,197,255
CONNECTICUT—3.5%
Connecticut State Health & Educational Facilities Authority, Series F, 5.00%, 07/01/2027	1,135,000	1,139,307
State of Connecticut, Series B, 3.00%, 06/01/2040	500,000	419,891
Total Connecticut		1,559,198
DISTRICT OF COLUMBIA—1.2%
Washington Convention & Sports Authority, Series A, 5.00%, 10/01/2030	500,000	528,163
FLORIDA—6.8%
Capital Projects Finance Authority, Series A-1, 5.00%, 11/01/2048	315,000	308,016
Capital Trust Authority
Series A, 6.00%, 06/15/2054(b)	120,000	121,835
Series A, 6.13%, 06/15/2060(b)	195,000	198,280
County of Palm Beach, Series A, 5.00%, 06/01/2057(b)	600,000	521,038
Florida Development Finance Corp.
(AGM), 5.00%, 07/01/2044(c)	400,000	415,911
(AGM), 5.25%, 07/01/2053	200,000	208,288
Series A, 5.00%, 12/15/2039(b)	500,000	490,502
Series A, 4.00%, 06/30/2041(b)	765,000	613,602
Polk County Industrial Development Authority, Series A, 5.00%, 01/01/2039	160,000	155,455
Total Florida		3,032,927
GEORGIA—1.2%
Main Street Natural Gas, Inc.
Series A, 5.00%, 05/15/2035	250,000	261,525
Series B, 5.00%, 06/01/2026	250,000	251,753
Total Georgia		513,278
ILLINOIS—0.5%
St. Clair County Community Unit School District No. 187 Cahokia
(AGM), Series A, 5.00%, 01/01/2049	105,000	109,138
(AGM), Series A, 5.00%, 01/01/2054	100,000	103,146
Total Illinois		212,284
Principal Amount		Value

INDIANA—3.4%
Indiana Finance Authority
Series A, 5.00%, 06/01/2053	$450,000	$ 453,168
Series A, 5.13%, 06/01/2058	1,050,000	1,059,255
Total Indiana		1,512,423
LOUISIANA—0.0%
Louisiana Public Facilities Authority, (Pre-refunded @ $100.000000, 05/15/2026), 3.00%, 05/15/2031	10,000	9,887
MASSACHUSETTS—1.0%
Massachusetts Development Finance Agency
Series N, 5.25%, 10/01/2036	130,000	137,155
Series N, 5.25%, 10/01/2037	135,000	140,960
Series N, 5.25%, 10/01/2038	145,000	150,300
Total Massachusetts		428,415
MISSISSIPPI—4.3%
Mississippi Business Finance Corp., VRDN, Series A, 4.92%, 11/01/2032(a)	1,910,000	1,910,000
NEVADA—3.5%
State of Nevada Department of Business & Industry, VRDN, Series A3, 8.13%, 01/01/2050(a)(b)	1,500,000	1,539,815
NEW HAMPSHIRE—3.3%
New Hampshire Business Finance Authority
Series 2, 4.25%, 07/20/2041	713,664	694,108
Series A, 5.25%, 07/01/2048	250,000	252,960
New Hampshire Health & Education Facilities Authority Act
Series A, 5.00%, 08/01/2035	250,000	259,856
Series A, 5.00%, 08/01/2036	245,000	253,722
Total New Hampshire		1,460,646
NEW JERSEY—8.1%
New Jersey Transportation Trust Fund Authority, Series A, 5.00%, 12/15/2034	2,000,000	2,130,562
New Jersey Turnpike Authority, Series B, 4.13%, 01/01/2054	1,000,000	963,331
Newark Housing Authority, 4.00%, 01/01/2037	500,000	502,862
Total New Jersey		3,596,755
NEW YORK—17.9%
Build NYC Resource Corp.
5.25%, 07/01/2052	100,000	101,836
Series A, 4.75%, 06/15/2053	850,000	787,803
City of Elmira
5.00%, 07/01/2025(b)	85,000	85,884
5.00%, 07/01/2033(b)	625,000	649,585
Hudson Yards Infrastructure Corp., Series A, 5.00%, 02/15/2042	1,000,000	1,028,399
Metropolitan Transportation Authority
(BAM), Series A, 4.00%, 11/15/2048	220,000	204,321
Series A-1, 5.00%, 11/15/2027	695,000	714,686
Series C-1, 5.00%, 11/15/2027	1,150,000	1,175,883
Nassau County Local Economic Assistance Corp., 5.00%, 07/01/2030	1,000,000	1,001,223
New York City Municipal Water Finance Authority, Series EE, 5.00%, 06/15/2037	295,000	307,767

See accompanying Notes to Financial Statements.
16	2024 Semi-Annual Report

Statement of Investments  (concluded)
April 30, 2024 (Unaudited)
abrdn Intermediate Municipal Income Fund

Principal Amount		Value
MUNICIPAL BONDS (continued)
NEW YORK (continued)
New York Transportation Development Corp.
AMT, 4.00%, 10/31/2034	$250,000	$ 241,292
Series A, 5.25%, 01/01/2050	1,000,000	988,618
Port Authority of New York & New Jersey, 5.00%, 10/15/2042	560,000	576,038
Suffolk Regional Off-Track Betting Co., 5.00%, 12/01/2034	100,000	100,975
Total New York		7,964,310
NORTH CAROLINA—0.6%
North Carolina Medical Care Commission
Series 2024B-1, 4.25%, 10/01/2028	30,000	30,064
Series A, 5.13%, 10/01/2054	210,000	213,421
Total North Carolina		243,485
OHIO—5.6%
Buckeye Tobacco Settlement Financing Authority, Series B-2, 5.00%, 06/01/2055	1,605,000	1,452,957
Ohio Air Quality Development Authority, Series A, 3.25%, 09/01/2029	135,000	127,522
Ohio Higher Educational Facility Commission, Series B, 4.00%, 07/01/2046	1,085,000	922,691
Total Ohio		2,503,170
PENNSYLVANIA—2.1%
Pennsylvania Turnpike Commission Registration Fee Revenue, (AGM), Series A, 5.25%, 07/15/2029	850,000	941,277
PUERTO RICO—0.2%
Puerto Rico Electric Power Authority, (NATL), Series VV, 5.25%, 07/01/2026	100,000	98,977
SOUTH CAROLINA—2.2%
South Carolina Jobs-Economic Development Authority, Series A, 5.00%, 12/01/2039(b)	1,000,000	965,497
TENNESSEE—3.6%
Knox County Health Educational & Housing Facility Board
5.00%, 09/01/2036	500,000	502,395
(BAM), Series A-1, 5.00%, 07/01/2064	105,000	108,165
Metropolitan Nashville Airport Authority, Series B, 5.00%, 07/01/2040	1,000,000	1,005,438
Total Tennessee		1,615,998
TEXAS—17.2%
Arlington Higher Education Finance Corp.
(PSF-GTD), 4.00%, 08/15/2050	1,000,000	911,348
VRDN, Series A, 4.88%, 06/15/2056(a)(b)	190,000	191,136
Clifton Higher Education Finance Corp.
(PSF-GTD), Series A, 4.00%, 08/15/2044	190,000	182,861
(PSF-GTD), Series A, 4.13%, 08/15/2049	40,000	38,563
Series A, 6.25%, 06/15/2053(b)	600,000	605,070
(PSF-GTD), Series A, 4.25%, 08/15/2053	65,000	62,794
Harris County Cultural Education Facilities Finance Corp., 4.00%, 12/01/2045	1,250,000	1,155,901
Harris County Health Facilities Development Corp., Prerefunded/Escrowed to Maturity, Series B, 5.75%, 07/01/2027	1,185,000	1,221,679
Harris County Industrial Development Corp., VRDN, 4.05%, 11/01/2050(a)	500,000	495,065
Principal Amount		Value

Matagorda County Navigation District No. 1, Series B-1, 4.00%, 06/01/2030	$1,000,000	$ 985,198
Port Beaumont Navigation District, Series A, 4.00%, 01/01/2050(b)	1,000,000	772,142
Tarrant County Cultural Education Facilities Finance Corp., Series A, 4.00%, 02/15/2036	1,000,000	1,004,676
Total Texas		7,626,433
UTAH—1.5%
City of Salt Lake City Airport Revenue, Series B, 5.00%, 07/01/2042	100,000	102,782
Utah Charter School Finance Authority, VRDN, Series A, 5.88%, 04/15/2048(a)(b)	570,000	576,524
Total Utah		679,306
WASHINGTON—0.5%
Skagit County Public Hospital District No. 1, 5.50%, 12/01/2054	225,000	236,001
WISCONSIN—6.5%
Public Finance Authority
5.00%, 06/15/2029	530,000	539,883
5.00%, 06/15/2034	425,000	432,113
6.25%, 02/01/2039(b)	655,000	666,157
Series A, 5.00%, 07/01/2038	1,000,000	993,555
Wisconsin Health & Educational Facilities Authority, Series 2017 A, 5.00%, 04/01/2035	250,000	258,759
Total Wisconsin		2,890,467
Total Municipal Bonds		44,512,376
Total Investments (Cost $45,210,714)(d)—100.1%		44,512,376
Liabilities in Excess of Other Assets—(0.1%)		(61,820)
Net Assets—100.0%		$44,450,556

(a)	Variable Rate Instrument. The rate shown is based on the latest available information as of April 30, 2024. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.
(b)	Denotes a security issued under Regulation S or Rule 144A.
(c)	The Fund’s adviser has deemed this security to be illiquid based upon procedures approved by the Board of Trustees. Illiquid securities held by the Fund represent 0.9% of net assets as of April 30, 2024.
(d)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.

AMT	Alternative Minimum Tax
VRDN	Variable Rate Demand Note

See accompanying Notes to Financial Statements.
2024 Semi-Annual Report	17

abrdn Short Duration High Yield Municipal Fund  (Unaudited)

Average Annual Total Return[1] (For the periods ended April 30, 2024)		Six Month[2]	1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC	3.98%	1.14%	0.25%	1.72%
	w/SC3	1.33%	(1.44%)	(0.26%)	1.47%
Class C4	w/o SC	3.58%	0.37%	(0.25%)	1.47%
	w/SC5	2.58%	(0.61%)	(0.25%)	1.47%
Institutional Class[6]	w/o SC	4.11%	1.39%	0.50%	1.97%
All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (NAV) per share and/or financial statement adjustments.
1	The Fund changed its investment strategy effective February 28, 2019. Performance information for periods prior to February 28, 2019 does not reflect the Fund’s current investment strategy. In connection with the change in investment strategy, the Fund changed its name from Aberdeen High Yield Managed Duration Municipal Fund to Aberdeen Short Duration High Yield Municipal Fund. Returns prior to May 7, 2018 reflect the performance of a predecessor fund (the “Predecessor Fund”). Returns of the Predecessor Fund have not been adjusted to reflect the expenses applicable to the respective classes. The Fund and the Predecessor Fund had substantially similar investment objectives and strategies prior to the Fund’s adoption of its current investment strategies on February 28, 2019. Please consult the Fund’s prospectus for more detail.
2	Not annualized.
3	A 2.50% front-end sales charge was deducted. Prior to February 28, 2019 the front-end sales charge was 4.25%.
4	Class C returns prior to the commencement of operations of Class C (inception date: December 18, 2020) are based on the previous performance of the Fund’s Class A shares (inception date: May 31, 2013). Excluding the effect of any fee waivers or reimbursements, this performance is substantially similar to what each individual class would have produced because all classes invest in the same portfolio of securities. Returns would only differ to the extent of the differences in expenses between the two classes.
5	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when Class C shares are sold within the first year after purchase.
6	Not subject to any sales charges.
Performance of a $1,000,000 Investment*(as of April 30, 2024)
* Minimum initial investment
Comparative performance of $1,000,000 invested in Institutional Class shares of the abrdn Short Duration High Yield Municipal Fund, the Bloomberg Municipal Bond Index, the S&P Municipal Bond Short
Intermediate Index and the U.S. Consumer Price Index (CPI) over a 10-year period ended April 30, 2024. Effective February 29, 2024, in anticipation of new regulatory requirements, the Fund’s broad-based securities market index has changed from the S&P Municipal Bond Short Intermediate Index to the Bloomberg Municipal Bond Index. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.
The Bloomberg Municipal Bond Index measures the performance of the Bloomberg U.S. Municipal bond market, which covers the USD- denominated Long-Term tax-exempt bond market with four main sectors: state and local general obligation bonds, revenue bonds, insured bonds, and pre-refunded bonds.
The S&P Municipal Bond Short Intermediate Index consists of bonds in the S&P Municipal Bond Index with a minimum maturity of one year and a maximum maturity of up to, but not including, eight years as measured from the Rebalancing Date.
The CPI (U.S.) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.
18	2024 Semi-Annual Report

abrdn Short Duration High Yield Municipal Fund  (Unaudited)

Portfolio Summary
April 30, 2024 (Unaudited)

Credit Rating	As a percentage of total investments
AAA	0.0%
AA	5.4%
A	5.7%
BBB	15.4%
BB	12.9%
B	1.4%
Below B	0.8%
Non-Rated	58.4%
100.0%

Sector Exposure	As a percentage of total investments
Continuing Care Retirement Communities	23.3%
Charter School	17.6%
Higher Education	7.4%
Economic/Industrial Development	6.4%
Nursing Home	5.8%
Hospital	4.1%
General Obligation	3.1%
Public Transportation	3.1%
Others	29.2%
100.0%
Top Ten Holdings	As a percentage of net assets
Colorado Health Facilities Authority, Series B-1 05/15/2030	6.3%
City of Shakopee Senior Housing Revenue, VRDN 11/01/2058	4.2%
Washington State Housing Finance Commission, Series B-1 07/01/2028	3.9%
Madison County Capital Resource Corp., Series A 09/01/2022	3.7%
Calhoun County Navigation Industrial Development Authority, AMT, Series A 07/01/2026	3.7%
State of Nevada Department of Business & Industry, VRDN, Series A3 01/01/2050	3.0%
California Public Finance Authority, Series B-1 05/15/2029	3.0%
Palomar Health 11/01/2030	2.9%
City of Elmira 07/01/2033	2.7%
Sunland Medical Foundation 05/07/2024	2.3%

States	As a percentage of net assets
New York	15.2%
Texas	9.7%
Florida	9.6%
Colorado	7.9%
California	7.0%
Minnesota	6.4%
Washington	5.9%
Arizona	4.9%
Wisconsin	4.4%
Nevada	3.0%
Illinois	2.6%
Utah	2.4%
Louisiana	2.4%
New Hampshire	2.1%
Texas	2.3%
Other, less than 2% each	12.9%
Short-Term Investment	0.1%
Assets in Excess of Other Liabilities	1.2%
100.0%

2024 Semi-Annual Report	19

Statement of Investments
April 30, 2024 (Unaudited)
abrdn Short Duration High Yield Municipal Fund

Shares or Principal Amount		Value
CORPORATE BONDS—3.8%
UNITED STATES—3.8%
Healthcare Providers & Services—3.8%
Sunland Medical Foundation
12.00%, 05/07/2024(a)(b)(c)	$2,499,739	$ 2,296,473
12.00%, 01/01/2050(a)(b)(c)	4,100,000	1,519,128
		3,815,601
Total Corporate Bonds		3,815,601
MUNICIPAL BONDS —94.9%
ALABAMA—0.7%
Black Belt Energy Gas District
VRDN, Series A, 5.25%, 05/01/2055(d)	400,000	428,209
VRDN, Series D-1, 5.50%, 06/01/2049(d)	285,000	300,849
Total Alabama		729,058
ARIZONA—4.9%
Arizona Industrial Development Authority
Series A, 4.00%, 07/15/2028(e)	185,000	180,820
Series A, 4.00%, 07/15/2029(e)	200,000	194,086
Series A, 4.00%, 07/15/2030(e)	215,000	207,710
Series A, 4.00%, 07/15/2031(e)	215,000	206,593
Series A, 4.00%, 07/15/2032(e)	225,000	214,459
Series A, 5.00%, 07/15/2040(e)	415,000	402,453
Series A, 4.00%, 07/15/2041(e)	135,000	113,302
Series C, 5.13%, 01/01/2034(e)	775,000	425,811
Series C, 5.13%, 01/01/2035(e)	815,000	445,836
Industrial Development Authority of the City of Phoenix Arizona, Series A, 5.00%, 07/01/2059	1,500,000	1,394,192
Maricopa County Industrial Development Authority
5.00%, 10/01/2026(e)	195,000	192,705
5.13%, 10/01/2030(e)	425,000	421,567
Series B, 5.00%, 07/01/2049(e)	635,000	592,749
Total Arizona		4,992,283
ARKANSAS—0.8%
City of Osceola, VRDN, 5.50%, 04/01/2036(d)	835,000	832,655
CALIFORNIA—7.0%
California Community Choice Financing Authority, VRDN, Series C, 5.25%, 01/01/2054(d)	1,000,000	1,043,223
California Municipal Finance Authority, Series A, 5.00%, 10/01/2026(e)	30,000	30,000
California Public Finance Authority, Series B-1, 3.13%, 05/15/2029(e)	3,075,000	2,983,390
California School Finance Authority, 5.50%, 08/01/2043(e)	100,000	102,533
Palomar Health, 5.00%, 11/01/2030	3,000,000	2,931,294
Total California		7,090,440
COLORADO—7.9%
Colorado Health Facilities Authority
Series B-1, 3.50%, 05/15/2030	6,950,000	6,385,161
Series B-2, 2.63%, 05/15/2029	1,705,000	1,585,697
Total Colorado		7,970,858
Shares or Principal Amount		Value

FLORIDA—9.6%
Capital Projects Finance Authority, Series A-1, 5.00%, 11/01/2048	$685,000	$ 669,812
Capital Trust Agency, Inc.
Series A, 3.00%, 12/15/2029(e)	360,000	325,675
Series A, 6.00%, 05/01/2043(e)	2,000,000	2,001,226
Series A-1, 4.50%, 01/01/2035(e)	300,000	283,573
Capital Trust Authority
Series A, 5.63%, 06/15/2044(e)	250,000	252,326
Series A, 6.00%, 06/15/2054(e)	210,000	213,211
Celebration Pointe Community Development District No. 1, 4.75%, 05/01/2024	10,000	10,000
County of Palm Beach, Series A, 5.00%, 06/01/2057(e)	400,000	347,359
Florida Development Finance Corp.
VRDN, 6.13%, 07/01/2032(d)(e)	500,000	510,134
(AGM), 5.00%, 07/01/2044(b)	600,000	623,866
Series A, 5.00%, 06/15/2024(e)	100,000	100,094
Series A, 4.00%, 06/30/2027(e)	150,000	144,954
Series A, 4.00%, 06/30/2028(e)	195,000	186,722
Series A, 4.00%, 06/30/2029(e)	205,000	194,649
Series A, 4.00%, 12/15/2029(e)	795,000	764,919
Series A, 4.00%, 06/30/2030(e)	215,000	202,356
Series A, 4.00%, 06/30/2031(e)	225,000	209,474
Series A, 4.00%, 06/30/2036(e)	625,000	541,440
Series A, 5.00%, 12/15/2039(e)	305,000	299,206
Miami-Dade County Industrial Development Authority, 5.25%, 09/15/2044	1,950,000	1,835,410
Total Florida		9,716,406
IDAHO—0.5%
Idaho Housing & Finance Association, Series A, 4.00%, 12/01/2026(e)	500,000	484,208
ILLINOIS—2.6%
Cook County School District No. 144 Prairie Hills, (BAM), Series A, 4.00%, 12/01/2033	600,000	606,616
Illinois Finance Authority
5.00%, 12/01/2028	250,000	254,751
5.00%, 12/01/2029	315,000	321,014
St. Clair County Community Unit School District No. 187 Cahokia
(AGM), Series A, 5.00%, 01/01/2049	425,000	441,750
(AGM), Series A, 5.00%, 01/01/2054	300,000	309,437
Village of Matteson
(BAM), 5.00%, 12/01/2026	150,000	155,364
(BAM), 5.00%, 12/01/2027	150,000	156,875
(BAM), 5.00%, 12/01/2028	350,000	367,640
Total Illinois		2,613,447
INDIANA—0.6%
Indiana Finance Authority
Series A, 5.00%, 06/01/2043	100,000	102,399
Series A, 5.00%, 06/01/2053	550,000	553,872
Total Indiana		656,271

See accompanying Notes to Financial Statements.
20	2024 Semi-Annual Report

Statement of Investments  (continued)
April 30, 2024 (Unaudited)
abrdn Short Duration High Yield Municipal Fund

Shares or Principal Amount		Value
MUNICIPAL BONDS (continued)
LOUISIANA—2.4%
Louisiana Local Government Environmental Facilities & Community Development Authority
Series A, 5.00%, 01/01/2025	$370,000	$ 366,347
Series A, 5.50%, 11/15/2025	100,000	99,751
Series A, 5.00%, 01/01/2026	390,000	380,461
Series A, 5.00%, 01/01/2027	410,000	393,021
Series A, 5.00%, 01/01/2028	430,000	404,961
Series A, 5.00%, 01/01/2029	450,000	416,350
Louisiana Public Facilities Authority, Series A, 5.00%, 04/01/2030(e)	350,000	344,988
Total Louisiana		2,405,879
MARYLAND—0.0%
Anne Arundel County Consolidated Special Taxing District, 4.20%, 07/01/2024	25,000	24,973
MASSACHUSETTS—1.1%
Massachusetts Development Finance Agency
Series N, 5.25%, 10/01/2036	370,000	390,365
Series N, 5.25%, 10/01/2037	265,000	276,699
Series N, 5.25%, 10/01/2038	405,000	419,803
Total Massachusetts		1,086,867
MICHIGAN—1.0%
Flint Hospital Building Authority, Series B, 4.75%, 07/01/2028	1,000,000	967,996
MINNESOTA—6.4%
City of Shakopee Senior Housing Revenue, VRDN, 5.85%, 11/01/2058(d)(e)	4,425,000	4,306,446
JPMorgan Chase Putters/Drivers Trust, VRDN, 4.20%, 10/09/2024(d)(e)	2,200,000	2,200,000
Total Minnesota		6,506,446
MISSISSIPPI—1.7%
Mississippi Development Bank, 4.55%, 11/01/2039(e)	1,710,000	1,712,547
MISSOURI—0.2%
Industrial Development Authority Of The County Of Platte County Missouri, (CNTY APPROP), 5.00%, 12/01/2025(b)(f)	675,000	216,000
NEVADA—3.0%
State of Nevada Department of Business & Industry, VRDN, Series A3, 8.13%, 01/01/2050(d)(e)	3,000,000	3,079,630
NEW HAMPSHIRE—2.1%
New Hampshire Business Finance Authority, Series 2, 4.25%, 07/20/2041	2,140,992	2,082,323
NEW JERSEY—1.2%
New Jersey Economic Development Authority, Series A, 4.75%, 08/01/2024(e)	25,000	24,993
New Jersey Turnpike Authority, Series B, 4.13%, 01/01/2054	1,000,000	963,331
Passaic County Improvement Authority, 5.25%, 07/01/2043	200,000	202,341
Total New Jersey		1,190,665
Shares or Principal Amount		Value

NEW YORK—15.2%
Amherst Development Corp., 4.00%, 10/01/2037	$500,000	$ 438,815
Build NYC Resource Corp.
Series A, 5.00%, 06/01/2024(e)	390,000	390,024
Series A, 5.00%, 06/01/2025(e)	410,000	411,628
Series A, 5.00%, 06/01/2026(e)	430,000	434,112
Series A, 5.00%, 06/01/2027(e)	450,000	455,815
Series A, 5.00%, 06/01/2032(e)	500,000	506,586
Series A, 4.50%, 06/15/2043	690,000	652,516
City of Elmira
5.00%, 07/01/2025(e)	550,000	555,722
5.00%, 07/01/2033(e)	2,635,000	2,738,651
Madison County Capital Resource Corp., Series A, 5.50%, 09/01/2022(b)(f)	6,500,000	3,770,000
Metropolitan Transportation Authority, (BAM), Series A, 4.00%, 11/15/2048	335,000	311,125
Suffolk Regional Off-Track Betting Co.
5.00%, 12/01/2034	150,000	151,463
6.00%, 12/01/2053	300,000	302,821
Westchester County Local Development Corp.
Series B, 3.60%, 07/01/2029(e)	2,000,000	1,929,133
Series C, 3.20%, 07/01/2028(e)	1,550,000	1,513,154
Western Regional Off-Track Betting Corp., 3.00%, 12/01/2026(e)	820,000	774,000
Total New York		15,335,565
OHIO—0.1%
Cleveland-Cuyahoga County Port Authority, 5.00%, 12/01/2028	155,000	157,516
OREGON—1.5%
Hospital Facilities Authority of Multnomah County Oregon, Series B, 1.20%, 06/01/2028	1,715,000	1,509,081
SOUTH CAROLINA—1.8%
South Carolina Jobs-Economic Development Authority
Series A, 5.25%, 02/01/2027(b)(e)(f)(g)	1,060,000	53,000
Series A, 4.00%, 12/01/2029(e)	1,030,000	985,835
Series A, 5.00%, 12/01/2039(e)	795,000	767,570
Total South Carolina		1,806,405
TENNESSEE—0.2%
Knox County Health Educational & Housing Facility Board, (BAM), Series A-1, 5.00%, 07/01/2064	195,000	200,878
TEXAS—9.7%
Arlington Higher Education Finance Corp., VRDN, Series A, 4.88%, 06/15/2056(d)(e)	560,000	563,347
Calhoun County Navigation Industrial Development Authority, AMT, Series A, 3.63%, 07/01/2026(e)	4,000,000	3,751,530
Clifton Higher Education Finance Corp.
Series A, 6.00%, 06/15/2048(e)	1,000,000	1,001,042
Series A, 6.25%, 06/15/2053(e)	200,000	201,690

See accompanying Notes to Financial Statements.
2024 Semi-Annual Report	21

Statement of Investments  (concluded)
April 30, 2024 (Unaudited)
abrdn Short Duration High Yield Municipal Fund

Shares or Principal Amount		Value
MUNICIPAL BONDS (continued)
TEXAS (continued)
New Hope Cultural Education Facilities Finance Corp.
Series B, 2.00%, 11/15/2061(d)	$722,622	$ 266,270
Series B-3, 4.25%, 10/01/2026	2,000,000	1,980,963
Series D, 6.00%, 07/01/2026(b)(f)	95,000	28,500
Texas Private Activity Bond Surface Transportation Corp.
5.50%, 06/30/2043	1,150,000	1,217,497
5.00%, 06/30/2058	800,000	805,006
Total Texas		9,815,845
UTAH—2.4%
Utah Charter School Finance Authority
Series A, 4.50%, 10/15/2028(e)	500,000	486,065
VRDN, Series A, 5.63%, 10/15/2048(d)(e)	1,950,000	1,949,999
Total Utah		2,436,064
WASHINGTON—5.9%
Skagit County Public Hospital District No. 1, 5.50%, 12/01/2054	375,000	393,335
Washington State Housing Finance Commission
Series A, 4.00%, 07/01/2028(e)	305,000	281,054
Series A, 4.00%, 07/01/2029(e)	320,000	290,134
Series B-1, 2.50%, 07/01/2028(e)	4,375,000	3,927,014
Series B-2, 2.13%, 07/01/2027(e)	1,125,000	1,033,871
Total Washington		5,925,408
WISCONSIN—4.4%
Public Finance Authority
5.50%, 12/15/2028(e)	2,000,000	2,005,424
6.25%, 02/01/2039(e)	1,305,000	1,327,229
Series A, 5.13%, 07/15/2037(e)	600,000	601,212
Series A, 5.38%, 07/15/2047(e)	500,000	489,229
Total Wisconsin		4,423,094
Total Municipal Bonds		95,968,808
SHORT-TERM INVESTMENT—0.1%
BlackRock Liquidity Funds MuniCash, Institutional shares	54,254	54,259
Total Short-Term Investment		54,259
Total Investments (Cost $111,213,878)(h)—98.8%		99,838,668
Other Assets in Excess of Liabilities—1.2%		1,210,820
Net Assets—100.0%		$101,049,488

(a)	Fair Value is determined pursuant to procedures approved by the Fund’s Board of Trustees. Unless otherwise noted, securities are valued by applying valuation factors to the exchange traded price. See Note 2(a) of the accompanying Notes to Financial Statements for inputs used.
(b)	The Fund’s adviser has deemed this security to be illiquid based upon procedures approved by the Board of Trustees. Illiquid securities held by the Fund represent 8.4% of net assets as of April 30, 2024.
(c)	Level 3 security. See Note 2(a) of the accompanying Notes to Financial Statements.
(d)	Variable Rate Instrument. The rate shown is based on the latest available information as of April 30, 2024. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.
(e)	Denotes a security issued under Regulation S or Rule 144A.
(f)	Security is in default.
(g)	Security is in forbearance as of April 30, 2024.
(h)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.

AMT	Alternative Minimum Tax
VRDN	Variable Rate Demand Note

See accompanying Notes to Financial Statements.
22	2024 Semi-Annual Report

abrdn Ultra Short Municipal Income Fund  (Unaudited)

Average Annual Total Return[1] (For the periods ended April 30, 2024)		Six Month[2]	1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC	1.92%	3.77%	1.37%	1.01%
	w/SC	1.92%	3.77%	1.37%	1.01%
Class A1[3]	w/o SC	1.92%	3.77%	1.39%	1.02%
	w/SC4	1.42%	3.26%	1.29%	0.97%
Institutional Class[5]	w/o SC	2.05%	4.03%	1.59%	1.24%
All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (NAV) per share and/or financial statement adjustments.
1	Returns prior to May 7, 2018 reflect the performance of a predecessor fund (the “Predecessor Fund”). Returns of the Predecessor Fund have not been adjusted to reflect the expenses applicable to the respective classes. The Fund and the Predecessor Fund have substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.
2	Not annualized.
3	Returns before the first offering of Class A1 (February 28, 2019) are based on the previous performance of Class A. Returns of the class have not been adjusted to reflect the expenses applicable to the respective classes. Excluding the effect of any fee waivers or reimbursements, this performance is substantially similar to what Class A would have produced because all classes invest in the same portfolio of securities. Returns for Class A shares would only differ to the extent of the difference in expenses of the classes.
4	A 0.50% front-end sales charge was deducted.
5	Not subject to any sales charges.
Performance of a $1,000,000 Investment*(as of April 30, 2024)
* Minimum initial investment
Comparative performance of $1,000,000 invested in Institutional Class shares of the abrdn Ultra Short Municipal Income Fund, the Bloomberg Municipal Bond Index, the Bloomberg Municipal Bond: 1
Year (1-2) Index and the U.S. Consumer Price Index (CPI) over a 10-year period ended April 30, 2024. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.
The Bloomberg Municipal Bond Index measures the performance of the Bloomberg U.S. Municipal bond market, which covers the USD- denominated Long-Term tax-exempt bond market with four main sectors: state and local general obligation bonds, revenue bonds, insured bonds, and pre-refunded bonds.
The Bloomberg Municipal Bond: 1 Year (1-2) Index is a total return benchmark of BAA3 ratings or better designed to measure returns for tax exempt assets.
Effective February 29, 2024, in anticipation of new regulatory requirements, the Fund’s broad-based securities market index changed from the Bloomberg Barclays Municipal Bond: 1 Year (1-2) Index to the Bloomberg Municipal Bond Index.
The CPI (U.S.) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.
2024 Semi-Annual Report	23

abrdn Ultra Short Municipal Income Fund  (Unaudited)

Portfolio Summary
April 30, 2024 (Unaudited)

Credit Rating	As a percentage of total investments
AAA	4.4%
AA	13.2%
A	53.5%
BBB	26.0%
BB	0.0%
B	0.0%
Below B	0.0%
Non-Rated	2.9%
100.0%

Sector Exposure	As a percentage of total investments
Economic/Industrial Development	23.1%
Hospital	20.7%
Public Power Systems	11.4%
Solid Waste	8.9%
Energy	8.4%
Miscellaneous	6.2%
General Obligation	4.5%
Hospital/Health Districts	4.5%
Others	12.3%
100.0%
Top Ten Holdings	As a percentage of net assets
Mississippi Business Finance Corp., VRDN, Series A 11/01/2032	9.1%
Maryland Industrial Development Financing Authority, VRDN 03/01/2030	7.4%
Pennsylvania Economic Development Financing Authority, VRDN, Series C 12/01/2037	4.5%
Indiana Finance Authority, VRDN 08/01/2030	3.9%
Arkansas Development Finance Authority, VRDN, Series B-4 09/01/2044	3.8%
County of Meade, AMT, VRDN, Series A-1 08/01/2061	3.7%
Florida Insurance Assistance Interlocal Agency, Inc., VRDN, Series A-2 09/01/2032	3.6%
Central Bradford Progress Authority, VRDN, Series D 12/01/2041	3.4%
Iowa Finance Authority, VRDN, Series B 12/01/2046	3.1%
JPMorgan Chase Putters/Drivers Trust, VRDN 10/09/2024	3.1%

States	As a percentage of net assets
Pennsylvania	12.6%
Mississippi	10.4%
Texas	8.1%
Maryland	7.4%
California	6.0%
Indiana	5.4%
Alabama	4.5%
Florida	4.4%
Arkansas	3.8%
Kentucky	3.7%
Arizona	3.7%
South Carolina	3.4%
Iowa	3.1%
Minnesota	3.1%
Washington	2.8%
Michigan	2.6%
West Virginia	2.4%
New Jersey	2.1%
Georgia	2.0%
Other, less than 2% each	10.0%
Short-Term Investment	0.1%
Liabilities in Excess of Other Assets	(1.6%)
100.0%

24	2024 Semi-Annual Report

Statement of Investments
April 30, 2024 (Unaudited)
abrdn Ultra Short Municipal Income Fund

Shares or Principal Amount		Value
MUNICIPAL BONDS —101.5%
ALABAMA—4.5%
Health Care Authority for Baptist Health, VRDN, Series B, 5.19%, 11/01/2042(a)	$15,657,000	$ 15,657,000
Industrial Development Board of the City of Mobile Alabama
VRDN, Series A, 4.05%, 04/01/2031(a)	600,000	600,000
VRDN, Series A, 3.70%, 06/01/2034(a)	2,500,000	2,500,000
Walker County Economic & Industrial Development Authority
VRDN, 4.10%, 08/01/2063(a)	500,000	500,000
VRDN, 4.15%, 08/01/2063(a)	6,650,000	6,650,000
West Jefferson Industrial Development Board, VRDN, 4.05%, 12/01/2038(a)	4,100,000	4,100,000
Wilsonville Industrial Development Board, VRDN, 4.05%, 12/01/2030(a)	200,000	200,000
Total Alabama		30,207,000
ARIZONA—3.7%
Chandler Industrial Development Authority, VRDN, 5.00%, 06/01/2049(a)	12,500,000	12,504,753
Cochise County Pollution Control Corp., 4.25%, 09/01/2024	2,200,000	2,195,471
Industrial Development Authority of the City of Phoenix Arizona, AMT, VRDN, Series D, 4.10%, 12/01/2035(a)	10,000,000	10,000,000
Total Arizona		24,700,224
ARKANSAS—3.8%
Arkansas Development Finance Authority, VRDN, Series B-4, 5.21%, 09/01/2044(a)	25,462,000	25,462,000
CALIFORNIA—6.0%
California Community Choice Financing Authority, Series C, 5.00%, 10/01/2024	290,000	290,050
California Infrastructure & Economic Development Bank, VRDN, Series A, 3.95%, 01/01/2050(a)(b)	3,000,000	2,999,872
California Municipal Finance Authority
VRDN, 4.00%, 12/15/2042(a)(b)	3,500,000	3,494,628
VRDN, Series A, 4.00%, 07/01/2041(a)	1,500,000	1,498,904
VRDN, Series A, 4.25%, 12/01/2044(a)	3,500,000	3,497,327
VRDN, Series B, 4.00%, 07/01/2051(a)	3,000,000	2,994,848
California Pollution Control Financing Authority, AMT, VRDN, Series A2, 4.05%, 11/01/2042(a)(b)	6,000,000	5,999,590
California Statewide Communities Development Authority
(AGM), Series D, 5.05%, 07/01/2041(a)	1,475,000	1,475,000
(AGM), Series E, 5.05%, 07/01/2040(a)	17,900,000	17,900,000
Total California		40,150,219
COLORADO—0.2%
E-470 Public Highway Authority, FRN, Series B, 3.91%, 09/01/2039(a)	1,500,000	1,497,655
CONNECTICUT—0.4%
Town of Colchester, 4.50%, 10/17/2024	2,500,000	2,504,184
Shares or Principal Amount		Value

FLORIDA—4.4%
Florida Insurance Assistance Interlocal Agency, Inc., VRDN, Series A-2, 4.65%, 09/01/2032(a)	$24,300,000	$ 24,300,000
Miami-Dade County Industrial Development Authority
AMT, FRN, Series A, 4.15%, 11/01/2033(a)	3,000,000	2,995,780
AMT, FRN, Series B, 4.15%, 11/01/2048(a)	2,000,000	1,997,193
Total Florida		29,292,973
GEORGIA—2.0%
Bartow-Cartersville Joint Development Authority, VRDN, Series A, 4.15%, 08/01/2033(a)(b)	7,000,000	7,000,000
Development Authority of Burke County, VRDN, Series 1st, 4.15%, 11/01/2048(a)	1,900,000	1,900,000
Development Authority Of Floyd County, VRDN, 4.15%, 09/01/2026(a)	3,000,000	3,000,000
Development Authority of Heard County, VRDN, 4.16%, 09/01/2026(a)	1,400,000	1,400,000
Total Georgia		13,300,000
GUAM—0.3%
Guam Government Waterworks Authority, 5.25%, 07/01/2025	1,740,000	1,741,897
ILLINOIS—1.2%
County of Lake, 5.45%, 05/01/2040	8,221,234	8,282,532
INDIANA—5.4%
Indiana Finance Authority, VRDN, 4.00%, 08/01/2030(a)	26,400,000	26,400,000
Tender Option Bond Trust Receipts/Certificates, VRDN, Series 2024-MS0022, 3.69%, 03/01/2054(a)(b)	10,000,000	10,000,000
Total Indiana		36,400,000
IOWA—3.1%
Iowa Finance Authority, VRDN, Series B, 4.10%, 12/01/2046(a)	21,000,000	21,000,000
KANSAS—0.6%
City of Seneca, 5.00%, 09/01/2025	4,330,000	4,331,105
KENTUCKY—3.7%
County of Meade
AMT, VRDN, Series A-1, 4.48%, 08/01/2061(a)	24,800,000	24,800,000
AMT, VRDN, Series B-1, 4.75%, 08/01/2061(a)	100,000	100,000
Total Kentucky		24,900,000
MARYLAND—7.4%
Maryland Industrial Development Financing Authority, VRDN, 5.82%, 03/01/2030(a)	49,905,000	49,905,000
MICHIGAN—2.6%
Michigan State Housing Development Authority, VRDN, Series C, 3.85%, 10/01/2040(a)	16,900,000	16,900,000
Michigan Strategic Fund, AMT, VRDN, 0.58%, 08/01/2027(a)	500,000	495,260
Total Michigan		17,395,260

See accompanying Notes to Financial Statements.
2024 Semi-Annual Report	25

Statement of Investments  (continued)
April 30, 2024 (Unaudited)
abrdn Ultra Short Municipal Income Fund

Shares or Principal Amount		Value
MUNICIPAL BONDS (continued)
MINNESOTA—3.1%
JPMorgan Chase Putters/Drivers Trust, VRDN, 4.20%, 10/09/2024(a)(b)	$20,700,000	$ 20,700,000
MISSISSIPPI—10.4%
Mississippi Business Finance Corp.
AMT, VRDN, 4.10%, 07/01/2025(a)	1,700,000	1,700,000
VRDN, 4.05%, 12/01/2027(a)	2,200,000	2,200,000
VRDN, 4.10%, 05/01/2028(a)	1,900,000	1,900,000
VRDN, Series MISS, 4.00%, 11/01/2052(a)	2,730,000	2,730,000
VRDN, Series A, 4.92%, 11/01/2032(a)	61,150,000	61,150,000
Total Mississippi		69,680,000
MISSOURI—1.3%
Citizens Memorial Hospital District, Series A, 5.00%, 12/01/2026	9,000,000	8,935,523
NEVADA—0.5%
State of Nevada Department of Business & Industry
VRDN, 4.00%, 01/01/2050(a)(b)	1,500,000	1,499,994
VRDN, Series 2001, 4.50%, 12/01/2026(a)(b)	2,200,000	2,199,207
Total Nevada		3,699,201
NEW JERSEY—2.1%
Township of Belleville, 5.00%, 07/10/2024	10,000,000	10,006,577
Township of Weehawken, 4.50%, 03/26/2025	4,476,000	4,468,615
Total New Jersey		14,475,192
NEW YORK—1.8%
City of Elmira City, 4.00%, 05/01/2024	675,000	675,000
Metropolitan Transportation Authority
VRDN, Series D-2B, 3.85%, 11/01/2032(a)	900,000	900,000
VRDN, Series D-2B, 3.80%, 11/01/2035(a)	300,000	300,000
Village of Johnson City, Series C, 4.50%, 09/27/2024	10,000,000	9,990,640
Total New York		11,865,640
NORTH CAROLINA—0.1%
Fayetteville State University, (AGM), 5.00%, 04/01/2026	470,000	479,969
OHIO—0.3%
State of Ohio
VRDN, Series B, 4.03%, 01/15/2049(a)	1,000,000	1,000,000
VRDN, Series C, 4.05%, 01/15/2045(a)	1,370,000	1,370,000
Total Ohio		2,370,000
OKLAHOMA—1.4%
Oklahoma Development Finance Authority, VRDN, Series B, 4.41%, 08/15/2031(a)	9,735,000	9,735,000
PENNSYLVANIA—12.6%
Central Bradford Progress Authority, VRDN, Series D, 4.39%, 12/01/2041(a)	23,030,000	23,030,000
Montgomery County Higher Education & Health Authority, VRDN, Series D, 4.70%, 09/01/2050(a)	6,000,000	6,000,000
Shares or Principal Amount		Value

Pennsylvania Economic Development Financing Authority
VRDN, 4.10%, 08/01/2045(a)	$4,150,000	$ 4,150,000
VRDN, Series C, 4.50%, 12/01/2037(a)	30,000,000	30,000,000
Pennsylvania Higher Educational Facilities Authority, VRDN, Series B, 4.62%, 09/01/2045(a)	18,500,000	18,500,000
Philadelphia Authority for Industrial Development, VRDN, Series B, 4.69%, 09/01/2050(a)	3,200,000	3,200,000
Total Pennsylvania		84,880,000
SOUTH CAROLINA—3.4%
County of Berkeley, VRDN, Series A, 4.25%, 03/01/2029(a)	4,105,000	4,105,000
South Carolina Jobs-Economic Development Authority, VRDN, Series C, 4.58%, 05/01/2048(a)	18,825,000	18,825,000
Total South Carolina		22,930,000
TENNESSEE—0.7%
Chattanooga Health Educational & Housing Facility Board, VRDN, Series C, 3.95%, 05/01/2039(a)	4,680,000	4,680,000
Metropolitan Government Nashville & Davidson County Industrial Development Board, VRDN, 0.58%, 08/01/2031(a)	350,000	346,682
Total Tennessee		5,026,682
TEXAS—8.1%
City of Houston Hotel Occupancy Tax & Special Revenue, 4.00%, 09/01/2025	425,000	426,024
Harris County Cultural Education Facilities Finance Corp., VRDN, Series B, 4.27%, 11/15/2046(a)	20,000,000	20,000,000
Mission Economic Development Corp., VRDN, 4.10%, 01/01/2026(a)	6,250,000	6,250,000
Port of Corpus Christi Authority of Nueces County
VRDN, 4.00%, 01/01/2030(a)(b)	1,200,000	1,200,000
VRDN, Series A, 4.45%, 07/01/2029(a)(b)	6,200,000	6,200,000
Port of Port Arthur Navigation District
VRDN, 4.10%, 04/01/2040(a)	5,350,000	5,350,000
VRDN, 4.20%, 04/01/2040(a)	1,200,000	1,200,000
Tender Option Bond Trust Receipts/Certificates, VRDN, Series 2021-MS0002, 2.20%, 06/15/2056(a)(b)	7,000,000	7,000,000
Texas Department of Housing & Community Affairs, VRDN, (HUD SECT 8), Series 2020, 3.65%, 06/01/2038(a)	2,000,000	1,998,836
Texas Municipal Gas Acquisition & Supply Corp. III
5.00%, 12/15/2024	3,100,000	3,117,753
5.00%, 12/15/2025	1,500,000	1,515,117
Total Texas		54,257,730
VIRGINIA—0.2%
Charles City County Economic Development Authority, VRDN, Series A, 3.95%, 08/01/2027(a)	1,250,000	1,250,000

See accompanying Notes to Financial Statements.
26	2024 Semi-Annual Report

Statement of Investments  (concluded)
April 30, 2024 (Unaudited)
abrdn Ultra Short Municipal Income Fund

Shares or Principal Amount		Value
MUNICIPAL BONDS (continued)
WASHINGTON—2.8%
Washington Health Care Facilities Authority, VRDN, Series B1, 5.00%, 08/01/2049(a)	$18,635,000	$ 18,659,317
WEST VIRGINIA—2.4%
West Virginia Hospital Finance Authority, VRDN, Series E, 4.38%, 06/01/2033(a)	15,835,000	15,835,000
WISCONSIN—1.0%
Public Finance Authority, VRDN, Series A-2, 4.10%, 10/01/2025(a)	6,500,000	6,500,000
Total Municipal Bonds		682,349,303
SHORT-TERM INVESTMENT—0.1%
BlackRock Liquidity Funds MuniCash, Institutional shares	554,134	554,189
Total Short-Term Investment		554,189
Total Investments (Cost $683,178,723)(c)—101.6%		682,903,492
Liabilities in Excess of Other Assets—(1.6%)		(11,013,176)
Net Assets—100.0%		$671,890,316

(a)	Variable Rate Instrument. The rate shown is based on the latest available information as of April 30, 2024. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.
(b)	Denotes a security issued under Regulation S or Rule 144A.
(c)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.

AMT	Alternative Minimum Tax
FRN	Floating Rate Note
VRDN	Variable Rate Demand Note

See accompanying Notes to Financial Statements.
2024 Semi-Annual Report	27

Statement of Assets and Liabilities  (unaudited)
April 30, 2024

	abrdn High Income Opportunities Fund	abrdn Infrastructure Debt Fund	abrdn Intermediate Municipal Income Fund	abrdn Short Duration High Yield Municipal Fund	abrdn Ultra Short Municipal Income Fund
Assets:
Investments, at value	$83,287,272	$21,952,370	$44,512,376	$99,784,409	$682,349,303
Short-term investments, at value	5,680,499	1,969,721	–	54,259	554,189
Foreign Currency, at value	26,791	125	–	–	–
Cash	–	–	–	–	7,757,328
Receivable for investments sold	–	–	622	704,000	–
Interest and dividends receivable	1,417,027	411,499	655,809	1,342,678	4,201,348
Receivable for capital shares issued	624	5,086	–	75,336	5,541,723
Unrealized appreciation on forward foreign currency exchange contracts	227,636	30,374	–	–	–
Receivable from Adviser	–	20,686	14,912	19,732	115,535
Tax reclaim receivable	–	1,772	–	–	–
Prepaid expenses	18,374	20,672	29,841	32,218	81,382
Total Assets	90,658,223	24,412,305	45,213,560	102,012,632	700,600,808
Liabilities:
Due to Custodian	–	–	33,320	–	–
Payable for investments purchased	4,245,028	625,000	622,914	622,302	27,166,735
Unrealized depreciation on forward foreign currency exchange contracts	1,364	15	–	–	–
Distributions payable	–	–	4,925	8,988	71,086
Payable for capital shares redeemed	67,550	19,234	33,710	203,952	998,389
Accrued expenses and other payables:
Administration fees	5,699	1,558	2,933	10,781	40,230
Audit fees	25,664	30,389	24,670	25,167	21,438
Custodian fees	30,382	36,658	3,806	–	–
Distribution fees	11,468	1,826	871	1,497	26,238
Fund accounting fees	1,948	598	1,038	14,392	56,200
Interest expense on line of credit	–	46	–	393	–
Investment advisory fees	19,910	9,738	15,579	46,284	215,430
Legal fees	7,494	2,240	3,720	7,351	53,857
Printing fees	5,164	4,385	4,866	5,338	5,052
Sub-transfer agent and administrative services fees	8,421	3,652	644	7,183	35,723
Transfer agent fees	5,355	3,318	2,744	3,463	4,773
Other accrued expenses	9,237	19,846	7,264	6,053	15,341
Total liabilities	4,444,684	758,503	763,004	963,144	28,710,492
Net assets	$86,213,539	$23,653,802	$44,450,556	$101,049,488	$671,890,316
Cost:
Investments	86,285,045	21,881,572	45,210,714	111,159,619	682,624,534
Short-Term Investments	5,680,499	1,969,721	–	54,259	554,189
Foreign currency	27,133	48	–	–	–
Represented by:
Paid in capital in excess of par value	$338,803,940	$31,619,321	$46,783,212	$144,622,933	$673,639,440
Distributable earnings (accumulated loss)	(252,590,401)	(7,965,519)	(2,332,656)	(43,573,445)	(1,749,124)
Net Assets	$86,213,539	$23,653,802	$44,450,556	$101,049,488	$671,890,316
Net Assets:
Class A	$55,462,380	$8,851,186	$4,206,920	$7,084,021	$128,961,533
Class A1	–	–	–	–	274,936
Class C	–	–	–	9,434	–
Institutional Service Class	–	3,934,858	19,599	–	–
Institutional Class	30,751,159	10,867,758	40,224,037	93,956,033	542,653,847
Total	$86,213,539	$23,653,802	$44,450,556	$101,049,488	$671,890,316 Amounts listed as “–” are $0 or round to $0. See Accompanying Notes to Financial Statements.
28	2024 Semi-Annual Report

Statement of Assets and Liabilities  (unaudited)  (concluded)
April 30, 2024

	abrdn High Income Opportunities Fund	abrdn Infrastructure Debt Fund	abrdn Intermediate Municipal Income Fund	abrdn Short Duration High Yield Municipal Fund	abrdn Ultra Short Municipal Income Fund
Shares Outstanding (unlimited number of shares authorized):
Class A Shares	7,368,362	1,057,221	479,017	784,634	12,792,156
Class A1 Shares	–	–	–	–	27,252
Class C Shares	–	–	–	1,044	–
Institutional Service Class Shares	–	465,174	2,229	–	–
Institutional Class Shares	4,524,483	1,270,499	4,576,298	10,406,705	54,127,990
Total Shares Outstanding per Class	11,892,845	2,792,894	5,057,544	11,192,383	66,947,398
Net Asset Value and Redemption Price Per Share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$7.53	$8.37	$8.78	$9.03	$10.08
Class A1 Shares	–	–	–	–	10.09
Class C Shares	–	–	–	9.04	–
Institutional Service Class Shares	–	8.46	8.79	–	–
Institutional Class Shares	6.80	8.55	8.79	9.03	10.03
Maximum Offering Price Per Share (100%/(100% - maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$7.76	$8.63	$9.01	$9.26	$–
Class A1 Shares	–	–	–	–	10.14
Maximum Sales Charge:
Class A Shares	3.00(a)%	3.00(a)%	2.50(b)%	2.50(b)%	–%
Class A1 Shares	–%	–%	–%	–%	0.50(c)%

(a)	Unless you are otherwise eligible to purchase Class A shares without a sales charge, a contingent deferred sales charge (CDSC) of up to 1.00% will be charged on Class A shares redeemed within 18 months of purchase if you paid no sales charge on the original purchase and a finder’s fee was paid.
(b)	Unless you are otherwise eligible to purchase Class A shares without a sales charge, a contingent deferred sales charge (CDSC) of up to 0.75% will be charged on Class A shares redeemed within 12 months of purchase if you paid no sales charge on the original purchase and a finder’s fee was paid.
(c)	Unless you are otherwise eligible to purchase Class A1 shares without a sales charge, a contingent deferred sales charge (CDSC) of up to 0.25% will be charged on Class A1 shares redeemed within 12 months of purchase if you paid no sales charge on the original purchase and a finder’s fee was paid.

Amounts listed as “–” are $0 or round to $0.
See Accompanying Notes to Financial Statements.
2024 Semi-Annual Report	29

Statements of Operations  (unaudited)
For the Six-Months Ended April 30, 2024

	abrdn High Income Opportunities Fund	abrdn Infrastructure Debt Fund	abrdn Intermediate Municipal Income Fund	abrdn Short Duration High Yield Municipal Fund	abrdn Ultra Short Municipal Income Fund
Investment Income:
Dividend income	$32,482	$—	$—	$—	$—
Interest income	3,213,421	810,373	970,689	2,144,064	13,787,344
Total Income	3,245,903	810,373	970,689	2,144,064	13,787,344
Expenses
Investment advisory fees	235,034	63,287	95,056	319,273	1,484,970
Trustee fees	6,199	1,841	3,095	—	—
Administration fees	34,187	10,126	17,893	41,403	255,184
Legal fees	9,658	2,990	5,052	13,429	72,376
Independent auditors' fees and tax expenses	25,664	30,389	24,670	25,167	21,438
Printing fees	9,747	6,464	4,588	6,038	20,716
Custodian fees	10,391	36,261	3,572	4,939	8,882
Transfer agent fees	27,802	11,845	9,703	14,242	25,789
Distribution fees Class A	70,753	11,490	5,292	9,486	142,958
Distribution fees Class A1	—	—	—	—	338
Distribution fees Class C	—	—	—	101	—
Sub-transfer agent and administrative service fees Institutional Class	11,099	8,590	6,072	20,469	209,330
Sub-transfer agent and administrative service fees Class A	35,675	5,910	799	2,195	40,331
Sub-transfer agent and administrative service fees Class A1	—	—	—	—	8
Sub-transfer agent and administrative service fees Class C	—	—	—	4	—
Sub-transfer agent and administrative service fees Institutional Service Class	—	2,652	—	—	—
Fund accounting fees	1,709	506	895	2,070	12,759
Registration and filing fees	10,578	21,369	21,664	24,527	45,939
Other	18,765	17,386	15,173	29,718	112,314
Total expenses before reimbursed/waived expenses	507,261	231,106	213,524	513,061	2,453,332
Interest expense (Note 9)	—	3,817	—	23,800	—
Total operating expenses before reimbursed/waived expenses	507,261	234,923	213,524	536,861	2,453,332
Expenses reimbursed Institutional Class	(41,594)	(65,896)	(87,096)	(154,252)	(722,026)
Expenses reimbursed Class A	(95,780)	(43,718)	(8,467)	(12,792)	(152,325)
Expenses reimbursed Class A1	—	—	—	—	(273)
Expenses reimbursed Class C	—	—	—	(32)	—
Expenses reimbursed Institutional Service Class	—	(19,167)	(39)	—	—
Net expenses	369,887	106,142	117,922	369,785	1,578,708
Net Investment Income	2,876,016	704,231	852,767	1,774,279	12,208,636
REALIZED/UNREALIZED GAIN/(LOSS) FROM INVESTMENTS:
Realized gain/(loss) on investment transactions	(1,017,356)	220,456	(410,159)	(3,033,724)	37,727
Realized gain/(loss) on forward foreign currency exchange contracts	(340,026)	(60,747)	—	—	—
Realized gain/(loss) on foreign currency transactions	4,933	549	—	—	—
Net realized gain/(loss) from investments, forward foreign currency exchange contracts and foreign currency transactions	(1,352,449)	160,258	(410,159)	(3,033,724)	37,727
Net change in unrealized appreciation/(depreciation) on investment transactions	5,969,920	1,195,573	2,962,039	5,574,590	498,748
Net change in unrealized appreciation/(depreciation) on forward foreign currency exchange contracts	135,433	17,862	—	—	— Amounts listed as “–” are $0 or round to $0. See Accompanying Notes to Financial Statements.
30	2024 Semi-Annual Report

Statements of Operations  (unaudited)  (concluded)
For the Six-Months Ended April 30, 2024

	abrdn High Income Opportunities Fund	abrdn Infrastructure Debt Fund	abrdn Intermediate Municipal Income Fund	abrdn Short Duration High Yield Municipal Fund	abrdn Ultra Short Municipal Income Fund
Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities denominated in foreign currencies	$4,314	$722	$—	$—	$—
Net change in unrealized appreciation/(depreciation) from investments, forward foreign currency exchange contracts and translation of assets and liabilities denominated in foreign currencies	6,109,667	1,214,157	2,962,039	5,574,590	498,748
Net realized/unrealized gain/(loss) from investments, forward foreign currency exchange contracts and translation of assets and liabilities denominated in foreign currencies	4,757,218	1,374,415	2,551,880	2,540,866	536,475
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$7,633,234	$2,078,646	$3,404,647	$4,315,145	$12,745,111

Amounts listed as “–” are $0 or round to $0.
See Accompanying Notes to Financial Statements.
2024 Semi-Annual Report	31

Statements of Changes in Net Assets

	abrdn High Income Opportunities Fund		abrdn Infrastructure Debt Fund(a)		abrdn Intermediate Municipal Income Fund(b)
	Six-Months Ended April 30, 2024 (unaudited)	Year Ended October 31, 2023	Six-Months Ended April 30, 2024 (unaudited)	Year Ended October 31, 2023	Six-Months Ended April 30, 2024 (unaudited)	Year Ended October 31, 2023
From Investment Activities:
Operations:
Net investment income	$2,876,016	$5,460,163	$704,231	$1,248,095	$852,767	$1,563,037
Net realized gain/(loss) from investments, written options, swap contracts, futures contracts, forward foreign currency exchange contracts and foreign currency transactions	(1,352,449)	(7,765,715)	160,258	(2,649,587)	(410,159)	(647,195)
Net change in unrealized appreciation/(depreciation) from investments, swap contracts, futures contracts, forward foreign currency exchange contracts and translation of assets and liabilities denominated in foreign currencies	6,109,667	8,464,207	1,214,157	(1,333,425)	2,962,039	(367,930)
Changes in net assets resulting from operations	7,633,234	6,158,655	2,078,646	(2,734,917)	3,404,647	547,912
Distributions to Shareholders From:
Distributable earnings
Class A	(1,776,678)	(4,327,145)	(269,054)	(80,387)	(74,996)	(142,569)
Class C	—	—	—	—	—	(1,842)
Institutional Service Class	—	—	(121,192)	(52,631)	(370)	(635)
Institutional Class	(1,057,478)	(2,978,763)	(355,222)	(162,498)	(775,518)	(1,418,073)
Tax return of capital
Class A	—	(63,974)	—	—	—	—
Institutional Class	—	(37,788)	—	—	—	—
Change in net assets from shareholder distributions	(2,834,156)	(7,407,670)	(745,468)	(295,516)	(850,884)	(1,563,119)
Change in net assets from capital transactions	(1,168,148)	(17,876,456)	(3,858,208)	(12,396,187)	(791,935)	(3,036,705)
Change in net assets	3,630,930	(19,125,471)	(2,525,030)	(15,426,620)	1,761,828	(4,051,912)
Net Assets:
Beginning of period	82,582,609	101,708,080	26,178,832	41,605,452	42,688,728	46,740,640
End of period	$86,213,539	$82,582,609	$23,653,802	$26,178,832	$44,450,556	$42,688,728

(a)	Effective February 28, 2023, Class C had zero assets. On February 28, 2023, the Infrastructure Debt Fund (formerly, abrdn Global Absolute Return Strategies Fund) ceased offering Class C Shares.
(b)	Effective May 1, 2023, Class C had zero assets. On May 1, 2023, the abrdn Intermediate Municipal Income Fund ceased offering Class C Shares.
Amounts listed as “–” are $0 or round to $0.
See Accompanying Notes to Financial Statements.
32	2024 Semi-Annual Report

Statements of Changes in Net Assets  (continued)

	abrdn High Income Opportunities Fund		abrdn Infrastructure Debt Fund		abrdn Intermediate Municipal Income Fund
	Six-Months Ended April 30, 2024 (unaudited)	Year Ended October 31, 2023	Six-Months Ended April 30, 2024 (unaudited)	Year Ended October 31, 2023	Six-Months Ended April 30, 2024 (unaudited)	Year Ended October 31, 2023
Capital Transactions:
Class A Shares
Proceeds from shares issued	$5,026,882	$12,550,100	$109,018	$540,392	$156,932	$37,875
Dividends reinvested	1,605,277	3,958,693	250,490	74,480	71,135	134,281
Cost of shares redeemed	(9,808,116)	(22,096,463)	(968,465)	(4,112,396)	(285,897)	(987,906)
Total Class A	(3,175,957)	(5,587,670)	(608,957)	(3,497,524)	(57,830)	(815,750)
Class C Shares
Proceeds from shares issued	—	—	—	16,067	—	15,447
Dividends reinvested	—	—	—	—	—	1,797
Cost of shares redeemed	—	—	—	(56,036)	—	(240,948)
Total Class C	—	—	—	(39,969)	—	(223,704)
Institutional Service Class Shares
Proceeds from shares issued	—	—	123,749	61,691	—	—
Dividends reinvested	—	—	119,883	52,119	370	634
Cost of shares redeemed	—	—	(723,146)	(612,356)	(15)	(15)
Total Institutional Service Class	—	—	(479,514)	(498,546)	355	619
Institutional Class Shares
Proceeds from shares issued	3,882,901	12,964,796	124,146	236,018	170,955	639,214
Dividends reinvested	989,050	2,901,499	342,794	157,473	726,163	1,310,880
Cost of shares redeemed	(2,864,142)	(28,155,081)	(3,236,677)	(8,753,639)	(1,631,578)	(3,947,964)
Total Institutional Class	2,007,809	(12,288,786)	(2,769,737)	(8,360,148)	(734,460)	(1,997,870)
Change in net assets from capital transactions:	$(1,168,148)	$(17,876,456)	$(3,858,208)	$(12,396,187)	$(791,935)	$(3,036,705)
Amounts listed as “–” are $0 or round to $0.
See Accompanying Notes to Financial Statements.
2024 Semi-Annual Report	33

Statements of Changes in Net Assets  (continued)

	abrdn High Income Opportunities Fund		abrdn Infrastructure Debt Fund		abrdn Intermediate Municipal Income Fund
	Six-Months Ended April 30, 2024 (unaudited)	Year Ended October 31, 2023	Six-Months Ended April 30, 2024 (unaudited)	Year Ended October 31, 2023	Six-Months Ended April 30, 2024 (unaudited)	Year Ended October 31, 2023
Share Transactions:
Class A Shares
Issued	666,095	1,712,330	12,742	62,457	17,598	4,273
Reinvested	212,643	549,312	29,657	9,229	8,042	15,421
Redeemed	(1,298,232)	(3,022,746)	(113,911)	(480,449)	(32,233)	(112,774)
Total Class A Shares	(419,494)	(761,104)	(71,512)	(408,763)	(6,593)	(93,080)
Class C Shares
Issued	–	–	–	1,893	–	1,755
Reinvested	–	–	–	–	–	205
Redeemed	–	–	–	(6,674)	–	(27,503)
Total Class C Shares	–	–	–	(4,781)	–	(25,543)
Institutional Service Class Shares
Issued	–	–	14,584	7,044	–	–
Reinvested	–	–	14,055	6,359	42	73
Redeemed	–	–	(83,752)	(70,750)	(2)	(2)
Total Institutional Service Class Shares	–	–	(55,113)	(57,347)	40	71
Institutional Class Shares
Issued	563,880	1,949,629	14,294	26,633	19,401	72,827
Reinvested	144,848	442,174	39,756	19,024	82,017	150,491
Redeemed	(420,344)	(4,292,059)	(374,096)	(994,304)	(185,463)	(451,252)
Total Institutional Class Shares	288,384	(1,900,256)	(320,046)	(948,647)	(84,045)	(227,934)
Total change in shares:	(131,110)	(2,661,360)	(446,671)	(1,419,538)	(90,598)	(346,486)
Amounts listed as “–” are 0 or round to 0.
See Accompanying Notes to Financial Statements.
34	2024 Semi-Annual Report

Statements of Changes in Net Assets  (continued)

	abrdn Short Duration High Yield Municipal Fund		abrdn Ultra Short Municipal Income Fund
	Six-Months Ended April 30, 2024 (unaudited)	Year Ended October 31, 2023	Six-Months Ended April 30, 2024 (unaudited)	Year Ended October 31, 2023
From Investment Activities:
Operations:
Net investment income	$1,774,279	$3,930,856	$12,208,636	$21,830,099
Net realized gain/(loss) from investments	(3,033,724)	(6,165,156)	37,727	244,302
Net change in unrealized appreciation/(depreciation) from investments	5,574,590	4,046,132	498,748	736,462
Changes in net assets resulting from operations	4,315,145	1,811,832	12,745,111	22,810,863
Distributions to Shareholders From:
Distributable earnings
Class A	(118,241)	(258,153)	(2,079,972)	(3,528,612)
Class A1	—	—	(4,913)	(8,522)
Class C	(235)	(471)	—	—
Institutional Class	(1,615,729)	(3,788,889)	(10,153,486)	(18,266,725)
Change in net assets from shareholder distributions	(1,734,205)	(4,047,513)	(12,238,371)	(21,803,859)
Change in net assets from capital transactions	(15,851,902)	(78,674,463)	48,321,721	(63,905,814)
Change in net assets	(13,270,962)	(80,910,144)	48,828,461	(62,898,810)
Net Assets:
Beginning of period	114,320,450	195,230,594	623,061,855	685,960,665
End of period	$101,049,488	$114,320,450	$671,890,316	$623,061,855
Amounts listed as “–” are $0 or round to $0.
See Accompanying Notes to Financial Statements.
2024 Semi-Annual Report	35

Statements of Changes in Net Assets  (continued)

	abrdn Short Duration High Yield Municipal Fund		abrdn Ultra Short Municipal Income Fund
	Six-Months Ended April 30, 2024 (unaudited)	Year Ended October 31, 2023	Six-Months Ended April 30, 2024 (unaudited)	Year Ended October 31, 2023
Capital Transactions:
Class A Shares
Proceeds from shares issued	$343,870	$669,608	$58,340,871	$44,677,410
Dividends reinvested	113,993	248,519	2,027,122	3,444,983
Cost of shares redeemed	(1,430,110)	(7,335,534)	(36,323,231)	(67,386,187)
Total Class A	(972,247)	(6,417,407)	24,044,762	(19,263,794)
Class A1 Shares
Proceeds from shares issued	—	—	—	—
Dividends reinvested	—	—	4,913	8,506
Cost of shares redeemed	—	—	—	—
Total Class A1	—	—	4,913	8,506
Class C Shares
Proceeds from shares issued	—	—	—	—
Dividends reinvested	235	470	—	—
Cost of shares redeemed	(15,567)	(2,476)	—	—
Total Class C	(15,332)	(2,006)	—	—
Institutional Class Shares
Proceeds from shares issued	28,302,291	36,569,062	216,952,653	301,383,302
Dividends reinvested	871,424	2,130,007	8,906,269	15,482,096
Cost of shares redeemed	(44,038,038)	(110,954,119)	(201,586,876)	(361,515,924)
Total Institutional Class	(14,864,323)	(72,255,050)	24,272,046	(44,650,526)
Change in net assets from capital transactions:	$(15,851,902)	$(78,674,463)	$48,321,721	$(63,905,814)
Amounts listed as “–” are $0 or round to $0.
See Accompanying Notes to Financial Statements.
36	2024 Semi-Annual Report

Statements of Changes in Net Assets  (concluded)

	abrdn Short Duration High Yield Municipal Fund		abrdn Ultra Short Municipal Income Fund
	Six-Months Ended April 30, 2024 (unaudited)	Year Ended October 31, 2023	Six-Months Ended April 30, 2024 (unaudited)	Year Ended October 31, 2023
Share Transactions:
Class A Shares
Issued	38,244	73,635	5,787,784	4,435,893
Reinvested	12,576	27,225	201,104	341,958
Redeemed	(158,728)	(799,792)	(3,603,507)	(6,690,777)
Total Class A Shares	(107,908)	(698,932)	2,385,381	(1,912,926)
Class A1 Shares
Issued	–	–	–	–
Reinvested	–	–	487	844
Redeemed	–	–	–	–
Total Class A1 Shares	–	–	487	844
Class C Shares
Issued	–	–	–	–
Reinvested	26	51	–	–
Redeemed	(1,723)	(270)	–	–
Total Class C Shares	(1,697)	(219)	–	–
Institutional Class Shares
Issued	3,126,871	4,000,689	21,635,759	30,086,344
Reinvested	96,148	233,376	888,112	1,545,320
Redeemed	(4,884,079)	(12,147,421)	(20,103,181)	(36,091,198)
Total Institutional Class Shares	(1,661,060)	(7,913,356)	2,420,690	(4,459,534)
Total change in shares:	(1,770,665)	(8,612,507)	4,806,558	(6,371,616)

Amounts listed as “–” are 0 or round to 0.
See Accompanying Notes to Financial Statements.
2024 Semi-Annual Report	37

Financial Highlights
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

abrdn High Income Opportunities Fund
		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Tax Return of Capital	Total Distributions	Net Asset Value, End of Period
Class A Shares
Six-Months Ended April 30, 2024*	$7.10	$0.25	$0.42	$ 0.67	$ (0.24)	$ –	$ (0.24)	$ 7.53
Year Ended October 31, 2023	7.18	0.41	0.04	0.45	(0.52)	(0.01)	(0.53)	7.10
Year Ended October 31, 2022	8.84	0.38	(1.63)	(1.25)	(0.41)	–	(0.41)	7.18
Year Ended October 31, 2021	8.45	0.39	0.40	0.79	(0.40)	–	(0.40)	8.84
Year Ended October 31, 2020	8.71	0.40	(0.28)	0.12	(0.38)	–	(0.38)	8.45
Year Ended October 31, 2019	8.74	0.44	0.19	0.63	(0.58)	(0.08)	(0.66)	8.71
Institutional Class Shares
Six-Months Ended April 30, 2024*	6.44	0.23	0.38	0.61	(0.25)	–	(0.25)	6.80
Year Ended October 31, 2023	6.57	0.39	0.04	0.43	(0.55)	(0.01)	(0.56)	6.44
Year Ended October 31, 2022	8.13	0.36	(1.48)	(1.12)	(0.44)	–	(0.44)	6.57
Year Ended October 31, 2021	7.81	0.38	0.37	0.75	(0.43)	–	(0.43)	8.13
Year Ended October 31, 2020	8.08	0.39	(0.25)	0.14	(0.41)	–	(0.41)	7.81
Year Ended October 31, 2019	8.16	0.43	0.17	0.60	(0.61)	(0.07)	(0.68)	8.08

*	Unaudited
(a)	Net investment income/(loss) is based on average shares outstanding during the period.
(b)	Not Annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Includes interest expense that amounts to less than 0.01%.
Amounts listed as “–” are $0 or round to $0.
See Accompanying Notes to Financial Statements.
38	2024 Semi-Annual Report

Financial Highlights  (continued)
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

abrdn High Income Opportunities Fund  (concluded)
	Ratios/Supplemental Data
Total Return (b)	Net Assets at End of Period (000's)	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets (c)(d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(c)(d)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)	Portfolio Turnover (b)(e)

9.42%	$ 55,462	0.95%	1.29%	6.64%	54.89%
6.45%	55,312	1.00%(f)	1.34%(f)	5.64%	74.58%
(14.49%)	61,410	1.00%	1.41%	4.73%	96.73%
9.46%	81,980	1.00%	1.40%	4.41%	98.16%
1.55%	87,358	1.00%(f)	1.45%(f)	4.76%	99.46%
7.65%	116,126	1.00%(f)	1.33%(f)	5.14%	98.17%

9.50%	30,751	0.70%	0.99%	6.91%	54.89%
6.69%	27,270	0.75%(f)	1.05%(f)	5.87%	74.58%
(14.20%)	40,298	0.75%	1.11%	4.94%	96.73%
9.73%	55,335	0.75%	1.09%	4.65%	98.16%
1.86%	58,237	0.75%(f)	1.10%(f)	5.01%	99.46%
7.91%	101,888	0.75%(f)	1.05%(f)	5.39%	98.17%
2024 Semi-Annual Report	39

Financial Highlights  (continued)
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

abrdn Infrastructure Debt Fund
		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period
Class A Shares
Six-Months Ended April 30, 2024*	$7.99	$0.23	$0.40	$ 0.63	$ (0.25)	$ –	$ (0.25)	$ 8.37
Year Ended October 31, 2023	8.83	0.30	(1.07)	(0.77)	(0.07)	–	(0.07)	7.99
Year Ended October 31, 2022	10.29	(–)(j)	(1.07)	(1.07)	(0.02)	(0.37)	(0.39)	8.83
Year Ended October 31, 2021	10.29	(0.03)	0.05	0.02	(0.02)	–	(0.02)	10.29
Year Ended October 31, 2020	10.13	0.04	0.29	0.33	(0.17)	–	(0.17)	10.29
Year Ended October 31, 2019	10.41	0.17	0.25	0.42	(0.60)	(0.10)	(0.70)	10.13
Institutional Service Class Shares
Six-Months Ended April 30, 2024*	8.07	0.24	0.41	0.65	(0.26)	–	(0.26)	8.46
Year Ended October 31, 2023	8.92	0.33	(1.08)	(0.75)	(0.10)	–	(0.10)	8.07
Year Ended October 31, 2022	10.36	0.02	(1.08)	(1.06)	(0.01)	(0.37)	(0.38)	8.92
Year Ended October 31, 2021	10.35	(0.02)	0.06	0.04	(0.03)	–	(0.03)	10.36
Year Ended October 31, 2020	10.20	0.06	0.29	0.35	(0.20)	–	(0.20)	10.35
Year Ended October 31, 2019	10.47	0.19	0.27	0.46	(0.63)	(0.10)	(0.73)	10.20
Institutional Class Shares
Six-Months Ended April 30, 2024*	8.15	0.24	0.42	0.66	(0.26)	–	(0.26)	8.55
Year Ended October 31, 2023	9.00	0.33	(1.08)	(0.75)	(0.10)	–	(0.10)	8.15
Year Ended October 31, 2022	10.44	0.03	(1.07)	(1.04)	(0.03)	(0.37)	(0.40)	9.00
Year Ended October 31, 2021	10.43	(–)(j)	0.05	0.05	(0.04)	–	(0.04)	10.44
Year Ended October 31, 2020	10.30	0.08	0.26	0.34	(0.21)	–	(0.21)	10.43
Year Ended October 31, 2019	10.55	0.20	0.27	0.47	(0.62)	(0.10)	(0.72)	10.30

*	Unaudited
(a)	Net investment income/(loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	Not Annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.
(h)	Includes interest expense that amounts to 0.03% for the six-month period ended April 30, 2024.
(i)	Includes interest expense that amounts to less than 0.01%.
(j)	Less than $0.005 per share.
Amounts listed as “–” are $0 or round to $0.
See Accompanying Notes to Financial Statements.
40	2024 Semi-Annual Report

Financial Highlights  (continued)
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

abrdn Infrastructure Debt Fund  (concluded)
	Ratios/Supplemental Data
Total Return (b)(c)	Net Assets at End of Period (000's)	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(d)(e)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover (c)(f)

7.86%(g)	$ 8,851	1.06%(h)	2.01%(h)	5.36%	22.67%
(8.71%)(g)	9,017	1.05%(i)	1.58%(i)	3.45%	140.60%
(10.81%)(g)	13,569	1.04%	1.86%	(0.05%)	180.82%
0.18%	22,522	0.96%	2.93%	(0.31%)	424.59%
3.26%	1,078	0.97%(i)	2.52%(i)	0.35%	238.35%
4.41%	802	1.18%(i)	3.04%(i)	1.69%	53.05%

8.04%(g)	3,935	0.81%(h)	1.76%(h)	5.60%	22.67%
(8.41%)(g)	4,198	0.78%(i)	1.31%(i)	3.80%	140.60%
(10.62%)(g)	5,153	0.78%	1.60%	0.23%	180.82%
0.33%(g)	6,929	0.78%	2.75%	(0.20%)	424.59%
3.45%(g)	8,148	0.80%(i)	2.35%(i)	0.62%	238.35%
4.72%	8,934	1.00%(i)	2.86%(i)	1.86%	53.05%

8.08%(g)	10,868	0.68%(h)	1.77%(h)	5.70%	22.67%
(8.35%)(g)	12,964	0.66%(i)	1.31%(i)	3.80%	140.60%
(10.42%)(g)	22,843	0.65%	1.58%	0.26%	180.82%
0.46%	62,007	0.65%	2.65%	(0.04%)	424.59%
3.34%(g)	11,885	0.66%(i)	2.24%(i)	0.74%	238.35%
4.82%(g)	2,876	0.86%(i)	2.84%(i)	1.98%	53.05%
2024 Semi-Annual Report	41

Financial Highlights  (continued)
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

abrdn Intermediate Municipal Income Fund
		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period
Class A Shares
Six-Months Ended April 30, 2024*	$8.29	$0.16	$0.49	$ 0.65	$ (0.16)	$ –	$ (0.16)	$ 8.78
Year Ended October 31, 2023	8.50	0.27	(0.21)	0.06	(0.27)	–	(0.27)	8.29
Year Ended October 31, 2022	9.83	0.24	(1.33)	(1.09)	(0.24)	–	(0.24)	8.50
Year Ended October 31, 2021	9.73	0.24	0.12	0.36	(0.24)	(0.02)	(0.26)	9.83
Year Ended October 31, 2020	9.92	0.26	(0.18)	0.08	(0.26)	(0.01)	(0.27)	9.73
Year Ended October 31, 2019	9.54	0.28	0.38	0.66	(0.28)	–(h)	(0.28)	9.92
Institutional Service Class Shares
Six-Months Ended April 30, 2024*	8.29	0.17	0.50	0.67	(0.17)	–	(0.17)	8.79
Year Ended October 31, 2023	8.51	0.29	(0.21)	0.08	(0.30)	–	(0.30)	8.29
Year Ended October 31, 2022	9.84	0.27	(1.34)	(1.07)	(0.26)	–	(0.26)	8.51
Year Ended October 31, 2021	9.74	0.26	0.12	0.38	(0.26)	(0.02)	(0.28)	9.84
Year Ended October 31, 2020	9.93	0.28	(0.18)	0.10	(0.28)	(0.01)	(0.29)	9.74
Year Ended October 31, 2019	9.54	0.30	0.40	0.70	(0.31)	–(h)	(0.31)	9.93
Institutional Class Shares
Six-Months Ended April 30, 2024*	8.29	0.17	0.50	0.67	(0.17)	–	(0.17)	8.79
Year Ended October 31, 2023	8.51	0.30	(0.22)	0.08	(0.30)	–	(0.30)	8.29
Year Ended October 31, 2022	9.84	0.26	(1.33)	(1.07)	(0.26)	–	(0.26)	8.51
Year Ended October 31, 2021	9.74	0.26	0.12	0.38	(0.26)	(0.02)	(0.28)	9.84
Year Ended October 31, 2020	9.93	0.28	(0.18)	0.10	(0.28)	(0.01)	(0.29)	9.74
Year Ended October 31, 2019	9.55	0.30	0.39	0.69	(0.31)	–(h)	(0.31)	9.93

*	Unaudited
(a)	Net investment income/(loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	Not Annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	Interest expense is less than 0.001%.
(h)	Less than $0.005 per share.
Amounts listed as “–” are $0 or round to $0.
See Accompanying Notes to Financial Statements.
42	2024 Semi-Annual Report

Financial Highlights  (continued)
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

abrdn Intermediate Municipal Income Fund  (concluded)
	Ratios/Supplemental Data
Total Return (b)(c)	Net Assets at End of Period (000's)	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(d)(e)	Ratio of Net Investment Income (Loss) to Average Net Assets (d)	Portfolio Turnover (c)(f)

7.78%	$ 4,207	0.79%	1.19%	3.55%	43.79%
0.59%	4,024	0.80%(g)	1.23%(g)	3.07%	79.85%
(11.24%)	4,919	0.76%(g)	1.13%(g)	2.59%	20.98%
3.62%	6,028	0.76%	1.12%	2.38%	53.74%
0.83%	6,670	0.76%(g)	1.09%(g)	2.63%	55.63%
7.05%	7,526	0.76%(g)	1.16%(g)	2.84%	58.33%

8.05%	20	0.50%	0.90%	3.85%	43.79%
0.77%	18	0.51%(g)	0.94%(g)	3.36%	79.85%
(10.98%)	18	0.50%(g)	0.87%(g)	2.87%	20.98%
3.90%	20	0.50%	0.86%	2.64%	53.74%
1.09%	20	0.50%(g)	0.83%(g)	2.87%	55.63%
7.43%	19	0.50%(g)	0.90%(g)	3.10%	58.33%

8.06%	40,224	0.50%	0.93%	3.84%	43.79%
0.77%	38,647	0.51%(g)	0.97%(g)	3.38%	79.85%
(10.99%)	41,587	0.50%(g)	0.88%(g)	2.84%	20.98%
3.90%	54,707	0.50%	0.87%	2.64%	53.74%
1.10%	58,015	0.50%(g)	0.84%(g)	2.89%	55.63%
7.32%	63,256	0.50%(g)	0.90%(g)	3.11%	58.33%
2024 Semi-Annual Report	43

Financial Highlights  (continued)
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

abrdn Short Duration High Yield Municipal Fund
		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)
Class A Shares
Six-Months Ended April 30, 2024*	$8.82	$0.14	$0.21	$ 0.35	$ (0.14)	$ (0.14)	$ 9.03	3.98%
Year Ended October 31, 2023	9.05	0.23	(0.22)	0.01	(0.24)	(0.24)	8.82	–(h)
Year Ended October 31, 2022	10.26	0.22	(1.20)	(0.98)	(0.23)	(0.23)	9.05	(9.71%)
Year Ended October 31, 2021	9.99	0.22	0.27	0.49	(0.22)	(0.22)	10.26	4.92%
Year Ended October 31, 2020	10.25	0.29	(0.27)	0.02	(0.28)	(0.28)	9.99	0.25%
Year Ended October 31, 2019	10.07	0.30	0.18	0.48	(0.30)	(0.30)	10.25	4.78%
Class C Shares
Six-Months Ended April 30, 2024*	8.83	0.11	0.21	0.32	(0.11)	(0.11)	9.04	3.58%
Year Ended October 31, 2023	9.05	0.16	(0.21)	(0.05)	(0.17)	(0.17)	8.83	(0.63%)(i)
Year Ended October 31, 2022	10.27	0.15	(1.22)	(1.07)	(0.15)	(0.15)	9.05	(10.47%)(i)
Year Ended October 31, 2021(j)	10.13	0.12	0.14	0.26	(0.12)	(0.12)	10.27	2.52%
Institutional Class Shares
Six-Months Ended April 30, 2024*	8.82	0.16	0.20	0.36	(0.15)	(0.15)	9.03	4.11%
Year Ended October 31, 2023	9.05	0.25	(0.22)	0.03	(0.26)	(0.26)	8.82	0.25%
Year Ended October 31, 2022	10.26	0.24	(1.20)	(0.96)	(0.25)	(0.25)	9.05	(9.48%)
Year Ended October 31, 2021	9.99	0.24	0.27	0.51	(0.24)	(0.24)	10.26	5.18%
Year Ended October 31, 2020	10.25	0.31	(0.26)	0.05	(0.31)	(0.31)	9.99	0.51%
Year Ended October 31, 2019	10.07	0.32	0.18	0.50	(0.32)	(0.32)	10.25	5.05%

*	Unaudited
(a)	Net investment income/(loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	Not Annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	Includes interest expense that amounts to 0.05% for the six month period ended April 30, 2024 and for the year ended October 31, 2023. Includes interest expense that amounts to 0.03% for the year ended October 31, 2022. Includes interest expense that amounts to less than 0.01% for the year ended October 31, 2020.
(h)	Amount is less than 0.005%.
(i)	The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.
(j)	For the period from December 21, 2020 (commencement of operations) through October 31, 2021.
Amounts listed as “–” are $0 or round to $0.
See Accompanying Notes to Financial Statements.
44	2024 Semi-Annual Report

Financial Highlights  (continued)
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

abrdn Short Duration High Yield Municipal Fund  (concluded)
Ratios/Supplemental Data
Net Assets at End of Period (000's)	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(d)(e)	Ratio of Net Investment Income (Loss) to Average Net Assets (d)	Portfolio Turnover (c)(f)

$ 7,084	0.95%(g)	1.29%(g)	3.10%	57.32%
7,871	0.95%(g)	1.26%(g)	2.48%	57.71%
14,399	0.93%(g)	1.17%(g)	2.27%	57.98%
21,907	0.90%	1.14%	2.14%	95.56%
22,417	0.90%(g)	1.12%(g)	2.84%	149.01%
27,577	0.90%	1.13%	2.96%	104.52%

9	1.70%(g)	2.02%(g)	2.40%	57.32%
24	1.70%(g)	2.01%(g)	1.73%	57.71%
27	1.68%(g)	1.87%(g)	1.57%	57.98%
27	1.65%	1.86%	1.33%	95.56%

93,956	0.70%(g)	1.02%(g)	3.45%	57.32%
106,425	0.70%(g)	1.01%(g)	2.73%	57.71%
180,805	0.68%(g)	0.90%(g)	2.49%	57.98%
424,689	0.65%	0.88%	2.37%	95.56%
270,153	0.65%(g)	0.87%(g)	3.07%	149.01%
229,716	0.65%	0.90%	3.19%	104.52%

2024 Semi-Annual Report	45

Financial Highlights  (continued)
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

abrdn Ultra Short Municipal Income Fund
		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)
Class A Shares
Six-Months Ended April 30, 2024*	$10.07	$0.18	$0.01	$ 0.19	$ (0.18)	$ (0.18)	$ 10.08	1.92%
Year Ended October 31, 2023	10.06	0.32	0.01	0.33	(0.32)	(0.32)	10.07	3.36%
Year Ended October 31, 2022	10.09	0.05	(0.02)	0.03	(0.06)	(0.06)	10.06	0.30%
Year Ended October 31, 2021	10.09	–(h)	(–)(h)	(–)(h)	–(h)	–(h)	10.09	0.02%
Year Ended October 31, 2020	10.10	0.07	–(h)	0.07	(0.08)	(0.08)	10.09	0.69%
Year Ended October 31, 2019	10.09	0.13	0.01	0.14	(0.13)	(0.13)	10.10	1.36%
Class A1 Shares
Six-Months Ended April 30, 2024*	10.08	0.18	0.01	0.19	(0.18)	(0.18)	10.09	1.92%
Year Ended October 31, 2023	10.06	0.32	0.02	0.34	(0.32)	(0.32)	10.08	3.47%
Year Ended October 31, 2022	10.10	0.05	(0.03)	0.02	(0.06)	(0.06)	10.06	0.20%
Year Ended October 31, 2021	10.10	–(h)	(–)(h)	(–)(h)	–(h)	–(h)	10.10	0.02%
Year Ended October 31, 2020	10.10	0.03	0.05	0.08	(0.08)	(0.08)	10.10	0.79%
Year Ended October 31, 2019(i)	10.10	0.08	–(h)	0.08	(0.08)	(0.08)	10.10	0.81%
Institutional Class Shares
Six-Months Ended April 30, 2024*	10.02	0.19	0.01	0.20	(0.19)	(0.19)	10.03	2.05%
Year Ended October 31, 2023	10.00	0.35	0.02	0.37	(0.35)	(0.35)	10.02	3.73%
Year Ended October 31, 2022	10.04	0.07	(0.03)	0.04	(0.08)	(0.08)	10.00	0.37%
Year Ended October 31, 2021	10.03	0.01	0.01	0.02	(0.01)	(0.01)	10.04	0.21%
Year Ended October 31, 2020	10.04	0.10	(0.01)	0.09	(0.10)	(0.10)	10.03	0.94%
Year Ended October 31, 2019	10.04	0.15	–	0.15	(0.15)	(0.15)	10.04	1.51%

*	Unaudited
(a)	Net investment income/(loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	Not Annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	Includes interest expense that amounts to less than 0.01%.
(h)	Less than $0.005 per share.
(i)	For the period from February 28, 2019 (commencement of operations) through October 31, 2019.
Amounts listed as “–” are $0 or round to $0.
See Accompanying Notes to Financial Statements.
46	2024 Semi-Annual Report

Financial Highlights  (concluded)
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

abrdn Ultra Short Municipal Income Fund  (concluded)
Ratios/Supplemental Data
Net Assets at End of Period (000's)	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(d)(e)	Ratio of Net Investment Income (Loss) to Average Net Assets (d)	Portfolio Turnover (c)(f)

$ 128,962	0.70%	0.97%	3.62%	104.64%
104,837	0.70%(g)	0.98%(g)	3.22%	231.34%
123,920	0.60%(g)	0.95%(g)	0.52%	320.87%
161,362	0.54%(g)	0.96%(g)	0.02%	261.23%
263,068	0.70%(g)	0.94%(g)	0.72%	299.40%
204,501	0.70%	0.95%	1.25%	231.49%

275	0.70%	0.90%	3.63%	104.64%
270	0.70%(g)	0.92%(g)	3.22%	231.34%
261	0.60%(g)	0.89%(g)	0.52%	320.87%
510	0.54%(g)	0.89%(g)	0.02%	261.23%
558	0.70%(g)	0.90%(g)	0.34%	299.40%
35	0.70%	0.94%	1.13%	231.49%

542,654	0.45%	0.73%	3.87%	104.64%
517,955	0.45%(g)	0.74%(g)	3.46%	231.34%
561,780	0.44%(g)	0.71%(g)	0.71%	320.87%
793,264	0.45%(g)	0.71%(g)	0.11%	261.23%
928,424	0.45%(g)	0.71%(g)	0.98%	299.40%
680,881	0.45%	0.72%	1.50%	231.49%

2024 Semi-Annual Report	47

Notes to  Financial Statements (unaudited)
April 30, 2024

1.  Organization
abrdn Funds (the “Trust”) was organized as a statutory trust under the laws of the state of Delaware by a Certificate of Trust filed on September 27, 2007 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. As of April 30, 2024, the Trust had authorized an unlimited number of shares of beneficial interest (“shares”) without par value. As of April 30, 2024, the Trust operated nineteen (19) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the five (5) funds listed below (each a “Fund”; collectively, the “Funds”):
•	abrdn High Income Opportunities Fund (formerly, abrdn Global High Income Fund) (“High Income Opportunities Fund”)
•	abrdn Infrastructure Debt Fund (formerly, abrdn Global Absolute Return Strategies Fund) ("Infrastructure Debt Fund")
•	abrdn Intermediate Municipal Income Fund ("Intermediate Municipal Income Fund")
•	abrdn Short Duration High Yield Municipal Fund ("Short Duration High Yield Municipal Fund")
•	abrdn Ultra Short Municipal Income Fund ("Ultra Short Municipal Income Fund")
2.  Summary of Significant Accounting Policies
The Trust is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946 Financial Services-Investment Companies. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies conform to generally accepted accounting principles ("GAAP") in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The accounting records of the Funds are maintained in U.S. Dollars.
a.	Security Valuation:
The Funds value their securities at current market value or fair value, consistent with regulatory requirements. "Fair value" is defined in the Funds' Valuation and Liquidity Procedures as the price that could be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants without a compulsion to transact at the measurement date. Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees (the "Board") designated abrdn Inc. ("abrdn" or the "Adviser") as the valuation designee ("Valuation Designee") for the Funds to perform the fair value determinations relating to Fund investments for which market quotations are not readily available or deemed unreliable.
Equity securities that are traded on an exchange are valued at the last quoted sale price or the official close price on the principal exchange on which the security is traded at the “Valuation Time” subject to application, when appropriate, of the valuation factors described in the paragraph below. Under normal circumstances, the Valuation Time is as of the close of regular trading on the New York Stock Exchange ("NYSE") (usually 4:00 p.m. Eastern Time). In the absence of a sale price, the security is valued at the mean of the bid/ask price quoted at the close on the principal exchange on which the security is traded. Securities traded on NASDAQ are valued at the NASDAQ official closing price.
In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Funds disclose the fair value of their investments using a three-level hierarchy that classifies the inputs to valuation techniques used to measure the fair value. The hierarchy assigns Level 1, the highest level, measurements to valuations based upon unadjusted quoted prices in active markets for identical assets, Level 2 measurements to valuations based upon other significant observable inputs, including adjusted quoted prices in active markets for similar assets, and Level 3, the lowest level, measurements to valuations based upon unobservable inputs that are significant to the valuation. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. A financial instrument’s level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement.
Open-end mutual funds are valued at the respective net asset value (“NAV”) as reported by such company. The prospectuses for the registered open-end management investment companies in which a Fund invests explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing. Closed-end funds and exchange-traded funds (“ETFs”) are valued at the market price of the security at the Valuation Time (defined above). A security using any of these pricing methodologies is generally determined to be a Level 1 investment.
48	2024 Semi-Annual Report

Notes to  Financial Statements (unaudited)  (continued)
April 30, 2024

Foreign equity securities that are traded on foreign exchanges that close prior to the Valuation Time are valued by applying valuation factors to the last sale price or the mean price as noted above. Valuation factors are provided by an independent pricing service provider. These valuation factors are used when pricing a Fund's portfolio holdings to estimate market movements between the time foreign markets close and the time a Fund values such foreign securities. These valuation factors are based on inputs such as depositary receipts, indices, futures, sector indices/ETFs, exchange rates, and local exchange opening and closing prices of each security. When prices with the application of valuation factors are utilized, the value assigned to the foreign securities may not be the same as quoted or published prices of the securities on their primary markets. A security that applies a valuation factor is generally determined to be a Level 2 investment because the exchange-traded price has been adjusted. Valuation factors are not utilized if the independent pricing service provider is unable to provide a valuation factor or if the valuation factor falls below a predetermined threshold.
Long-term debt and other fixed income securities are valued at the last quoted or evaluated bid price on the valuation date provided by an independent pricing service provider. If there are no current day bids, the security is valued at the previously applied bid. Pricing services generally price debt securities assuming orderly transactions of an institutional “round lot” size, and the strategies employed by the Adviser as Valuation Designee generally trade in round lot sizes. In certain circumstances, fixed income securities may be held or transactions may be conducted in smaller, “odd lot” sizes. Odd lots may trade at lower or occasionally higher prices than institutional round lot trades. Short-term debt securities (such as commercial paper and U.S. treasury bills) having a remaining maturity of 60 days or less are valued at the last quoted or evaluated bid price on the valuation date provided by an independent pricing service, or on the basis of amortized cost if it represents the best approximation for fair value. Debt and other fixed-income securities are generally determined to be Level 2 investments.
Short-term investments are comprised of cash and cash equivalents invested in short-term investment funds which are redeemable daily. The Funds sweep available cash into the State Street Institutional U.S. Government Money Market Fund, which has elected to qualify as a “government money market fund” pursuant to Rule 2a-7 under the 1940 Act, and has an objective, which is not guaranteed, to maintain a $1.00 per share NAV. Generally, these investment types are categorized as Level 1 investments.
Derivative instruments are generally valued according to the following procedures. Exchange traded derivatives are generally Level 1 investments and over-the-counter and centrally cleared derivatives are generally Level 2 investments. Forward currency exchange contracts are generally valued based on the current spot exchange rates and the forward exchange rate points (ex. 1-month, 3-month) that are obtained from an approved pricing agent. Based on the actual settlement dates of the forward contracts held, an interpolated value of the forward points is combined with the spot exchange rate to derive the valuation. Futures contracts are generally valued at the most recent settlement price as of NAV determination. Swap agreements are generally valued by an approved pricing agent based on the terms of the swap agreement (including future cash flows). Exchange-traded options are valued at the last quoted sales price. In the absence of a sales price, options are valued at the mean of the bid/ask price quoted at the close on the exchange on which the options trade. When market quotations or exchange rates are not readily available, or if the Adviser concludes that such market quotations do not accurately reflect fair value, the fair value of a Fund’s assets are determined in good faith in accordance with the Valuation Procedures.
In the event that a security’s market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which it trades closes before the Valuation Time), the security is valued at fair value as determined by the Valuation Designee, taking into account the relevant factors and surrounding circumstances using valuation policies and procedures approved by the Board. A security that has been fair valued by the Adviser may be classified as Level 2 or Level 3 depending on the nature of the inputs.
The three-level hierarchy of inputs is summarized below:
•	Level 1 - quoted prices (unadjusted) in active markets for identical investments;
•	Level 2 - other significant observable inputs (including valuation factors, quoted prices for similar securities, interest rates, prepayment speeds, and credit risk, etc.); or
•	Level 3 - significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments).
2024 Semi-Annual Report	49

Notes to  Financial Statements (unaudited)  (continued)
April 30, 2024

A summary of standard inputs is listed below:
Security Type	Standard Inputs
Debt and other fixed-income securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, credit quality, yield, and maturity.
Foreign equities utilizing a fair value factor	Depositary receipts, indices, futures, sector indices/ETFs, exchange rates, and local exchange opening and closing prices of each security.
Forward foreign currency contracts	Forward exchange rate quotations.
The following is a summary of the inputs used as of April 30, 2024 in valuing the Funds' investments at fair value. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Please refer to the Statements of Investments for a detailed breakout of the security types:
Investments, at Value	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
High Income Opportunities Fund
Assets
Investments in Securities
Bank Loans	$–	$2,679,815	$–	$2,679,815
Corporate Bonds	–	78,909,865	–	78,909,865
Exchange-Traded Funds	853,990	–	–	853,990
U.S. Treasuries	–	843,602	–	843,602
Short-Term Investment	5,680,499	–	–	5,680,499
Total Investments	$6,534,489	$82,433,282	$–	$88,967,771
Other Financial Instruments
Foreign Currency Exchange Contracts	$–	$227,636	$–	$227,636
Total Investment Assets	$6,534,489	$82,660,918	$–	$89,195,407
Liabilities
Other Financial Instruments
Foreign Currency Exchange Contracts	$–	$(1,364)	$–	$(1,364)
Total Investment Liabilities	$–	$(1,364)	$–	$(1,364)
Infrastructure Debt Fund
Assets
Investments in Securities
Corporate Bonds	$–	$10,214,189	$–	$10,214,189
Municipal Bonds	–	11,738,181	–	11,738,181
Short-Term Investment	1,969,721	–	–	1,969,721
Total Investments	$1,969,721	$21,952,370	$–	$23,922,091
Other Financial Instruments
Foreign Currency Exchange Contracts	$–	$30,374	$–	$30,374
Total Investment Assets	$1,969,721	$21,982,744	$–	$23,952,465
Liabilities
Other Financial Instruments
Foreign Currency Exchange Contracts	$–	$(15)	$–	$(15)
Total Investment Liabilities	$–	$(15)	$–	$(15)
50	2024 Semi-Annual Report

Notes to  Financial Statements (unaudited)  (continued)
April 30, 2024

Investments, at Value	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Intermediate Municipal Income Fund
Assets
Investments in Securities
Municipal Bonds	$–	$44,512,376	$–	$44,512,376
Total Investments	$–	$44,512,376	$–	$44,512,376
Total Investment Assets	$–	$44,512,376	$–	$44,512,376
Short Duration High Yield Municipal Fund
Assets
Investments in Securities
Corporate Bonds	$–	$–	$3,815,601	$3,815,601
Municipal Bonds	–	95,968,808	–	95,968,808
Short-Term Investment	54,259	–	–	54,259
Total Investments	$54,259	$95,968,808	$3,815,601	$99,838,668
Total Investment Assets	$54,259	$95,968,808	$3,815,601	$99,838,668
Ultra Short Municipal Income Fund
Assets
Investments in Securities
Municipal Bonds	$–	$682,349,303	$–	$682,349,303
Short-Term Investment	554,189	–	–	554,189
Total Investments	$554,189	$682,349,303	$–	$682,903,492
Total Investment Assets	$554,189	$682,349,303	$–	$682,903,492
Amounts listed as “–” are $0 or round to $0.
Short Duration High Yield Municipal Fund Rollforward of Level 3 Fair Value Measurements For the Six Months Ended April 30, 2024
Investments in Securities	Balance as of October 31, 2023	Change in Unrealized Appreciation (Depreciation)	Net Purchases	Net Transfers in to (out of) Level 3	Balance as of April 30, 2024	Change in Unrealized Appreciation (Depreciation) from Investments Held at April 30, 2024
Corporate Bonds
United States	$-	$(2,784,138)	$5,578,000	$1,021,739	$3,815,601	$(2,784,138)
Total	$-	$(2,784,138)	$5,578,000	$1,021,739	$3,815,601	$(2,784,138)
Amounts listed as “–” are $0 or round to $0.
2024 Semi-Annual Report	51

Notes to  Financial Statements (unaudited)  (continued)
April 30, 2024

Description	Fair Value at 04/30/24	Valuation Technique (s)	Unobservable Inputs	Range	Weighted Average	Relationship Between FairValue and Input; if input value increases then Fair Value:
Corporate Bonds	$3,815,601	Estimated Recovery Proceeds	N/A	N/A	N/A	N/A
Level 3 investments held during and at the end of the six-month period ended April 30, 2024 in relation to net assets of the High Income Opportunities Fund were not significant (0.0% of total net assets) and accordingly, a reconciliation of Level 3 assets for the six-month period ended April 30, 2024 is not presented.
b.	Restricted Securities:
Restricted securities are privately-placed securities whose resale is restricted under U.S. securities laws. The Funds may invest in restricted securities, including unregistered securities eligible for resale without registration pursuant to Rule 144A and privately-placed securities of U.S. and non-U.S. issuers offered outside the U.S. without registration pursuant to Regulation S under the Securities Act of 1933, as amended (the "1933 Act"). Rule 144A securities may be freely traded among certain qualified institutional investors, such as the Funds, but resale of such securities in the U.S. is permitted only in limited circumstances.
c.	Foreign Currency Translation:
Foreign securities, currencies and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of the Valuation Time, as provided by an independent pricing service. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective date of these transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. These fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies within the Statements of Operations.
d.	Derivative Financial Instruments:
Certain Funds are authorized to use derivatives to manage currency risk, credit risk, and interest rate risk and to replicate, or use as a substitute for, physical securities. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract. The use of derivative instruments involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statements of Assets and Liabilities.
Forward Foreign Currency Exchange Contracts:
A forward foreign currency exchange contract ("forward contract") involves an obligation to purchase and sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward contracts are used to manage a Fund's currency exposure in an efficient manner. They are used to sell unwanted currency exposure that comes with holding securities in a market, or to buy currency exposure where the exposure from holding securities is insufficient to give the desired currency exposure either in absolute terms or relative to a particular benchmark or index. The use of forward contracts allows for the separation of investment decision-making between foreign exchange holdings and their currencies.
The forward contract is marked-to-market daily and the change in market value is recorded by a Fund as unrealized appreciation or depreciation. Forward contracts' prices are received daily from an independent pricing provider. When the forward contract is closed, a Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. These realized and unrealized gains and losses are reported on the Statement of Operations. A Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or from unanticipated movements in exchange rates.
While a Fund may enter into forward contracts to seek to reduce currency exchange rate risks, transactions in such contracts involve certain risks. A Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in exchange rates. Thus, while a Fund may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for a Fund than if it had not engaged in any such transactions. Moreover, there may be an imperfect correlation between a Fund’s portfolio holdings or securities quoted or denominated in a particular currency and forward contracts
52	2024 Semi-Annual Report

Notes to  Financial Statements (unaudited)  (continued)
April 30, 2024

entered into by the Fund. Such imperfect correlation may prevent a Fund from achieving a complete hedge, which will expose the Fund to the risk of foreign exchange loss.
Forward contracts are subject to the risk that the counterparties to such contracts may default on their obligations. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearing house, a default on the contract would deprive a Fund of unrealized profits, transaction costs or the benefits of a currency hedge or force a Fund to cover its purchase or sale commitments, if any, at the market price at the time of the default.
Futures Contracts
Certain Funds may invest in financial futures contracts (“futures contracts”) for the purpose of hedging their existing portfolio securities, or securities that a Fund intends to purchase, against fluctuations in value caused by changes in prevailing market interest rates or prices. Futures contracts may also be entered into for non-hedging purposes; however, in those instances, the aggregate initial margin and premiums required to establish a Fund’s positions may not exceed 5% of a Fund’s NAV after taking into account unrealized profits and unrealized losses on any such contract into which it has entered.
Upon entering into a futures contract, a Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This payment is known as initial margin. Subsequent payments, known as “variation margin,” are calculated each day, depending on the daily fluctuations in the fair value/market value of the underlying assets. An unrealized gain/(loss) equal to the variation margin is recognized on a daily basis. When the contract expires or is closed, the gain/(loss) is realized and is presented in the Statement of Operations as a net realized gain/(loss) on futures contracts. Futures contracts are valued daily at their last quoted sale price on the exchange on which they are traded.
A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future.
There are significant risks associated with a Fund's use of futures contracts, including the following: (1) the success of a hedging strategy may depend on the ability of a Fund's investment manager and/or sub-adviser to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect or no correlation between the movement in the price of futures contracts, interest rates and the value/market value of the securities held by a Fund; (3) there may not be a liquid secondary market for a futures contract; (4) trading restrictions or limitations may be imposed by an exchange; and (5) government regulations may restrict trading in futures contracts. In addition, should market conditions change unexpectedly, a Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss.
Options
Options are instruments that provide a right to buy (call) or sell (put) a particular security or an index of securities at a fixed price within a certain time period. Options differ from forward and futures contracts in that the buyer of the option has no obligation to perform under the contract. An option is out-of-the money if the exercise price of the option is above, in the case of a call option, or below, in the case of a put option, the current price (or interest rate or yield for certain options) of the referenced security or instrument. Use of put and call options may result in losses to a Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation a Fund can realize on its investments or cause a Fund to hold a security it might otherwise sell.
Swaps
A swap is an agreement that obligates two parties to exchange a series of cash flows and/or meet certain obligations at specified intervals based upon or calculated by reference to changes in specified prices or rates (interest rates in the case of interest rate swaps, currency exchange rates in the case of currency swaps) or the occurrence of a credit event with respect to an underlying reference obligation (in the case of a credit default swap) for a specified amount of an underlying asset or notional principal amount. A Fund will enter into swaps only on a net basis, which means that the two payment streams are netted out, with a Fund receiving or paying, as the case may be, only the amount of the difference between the two payments. Except for currency swaps and credit default swaps, the notional principal amount is used solely to calculate the payment streams but is not exchanged. With respect to currency swaps, actual principal amounts of currencies may be exchanged by the counterparties at the initiation, and again upon the termination of the transaction.
Traditionally, swaps were customized, privately negotiated agreements executed between two parties (“OTC Swaps”) but since 2013, certain swaps are required to be cleared pursuant to rules and regulations related to the Dodd – Frank Wall Street Reform and Consumer Protection Act (“Dodd Frank”) and/or Regulation (EU) No 648/2012 on OTC Derivatives, Central Counterparties and Trade Repositories (“EMIR”)
2024 Semi-Annual Report	53

Notes to  Financial Statements (unaudited)  (continued)
April 30, 2024

(“Cleared Swaps”). Like OTC Swaps, Cleared Swaps are negotiated bilaterally. Unlike OTC Swaps, the act of clearing results in two swaps executed between each of the parties and a central counterparty (“CCP”), and thus the counterparty credit exposure of the parties is to the CCP rather than to one another. Upon entering into a Cleared Swap, a Fund is required to pledge an amount of cash and/or other assets equal to a certain percentage of the contract amount. This payment is known as “initial margin”. Subsequent payments, known as “variation margin,” are calculated each day, depending on the daily fluctuations in the fair value/market value of the underlying assets. An unrealized gain/(loss) equal to the variation margin is recognized on a daily basis. When the contract matures or is terminated, the gain or loss is realized and is presented in the Statements of Operations as a net realized gain or loss on swap contracts. The margin requirements associated with OTC Swaps and Cleared Swaps may not be the same.
Entering into swap agreements involves, to varying degrees, elements of credit, market and interest rate risk in excess of the amounts reported on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform and that there may be unfavorable changes in the value of the index or securities underlying the agreement. The Funds' maximum risk of loss from counterparty risk related to swaps is the fair value of the contract. This risk is mitigated by the posting of collateral by the counterparties to the Funds to cover the Funds' exposure to the counterparty.
The Funds did not hold any swaps as of April 30, 2024.
Interest Rate Swaps
A Fund uses interest rate swap contracts to manage its exposure to interest rates. Interest rate swap contracts typically represent the exchange between a Fund and a counterparty of respective commitments to make variable rate and fixed rate payments with respect to a notional amount of principal. Interest rate swap contracts may have a term that is greater than one year, but typically require periodic interim settlement in cash, at which time the specified value of the variable interest rate is reset for the next settlement period. Net payments of interest are recorded as realized gains or losses. During the period that the swap contract is open, the contract is marked-to-market as the net amount due to or from a Fund and changes in the value of swap contracts are recorded as unrealized gains or losses.
Credit Default Swaps
A credit default swap is an agreement whereby one party, the buyer, is obligated to pay the other party, the seller, a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. A Fund might use credit default swap contracts to limit or to reduce risk exposure of the Fund to defaults of corporate and sovereign issues (i.e., to reduce risk when the Fund owns or has exposure to such issuers). A Fund also might use credit default swap contracts to create direct or synthetic short or long exposure to domestic or foreign corporate debt securities or certain sovereign debt securities to which the Fund is not otherwise exposed.
Summary of Derivative Instruments
Certain Funds may use derivatives for various purposes as noted above. The following is a summary of the fair value of derivative instruments, not accounted for as hedging instruments, as of April 30, 2024:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other	Total
High Income Opportunities Fund
Assets:
Unrealized appreciation on:
Forward Foreign Currency Exchange Contracts	$–	$227,636	$–	$–	$–	$–	$227,636
Total	$–	$227,636	$–	$–	$–	$–	$227,636
Liabilities:
Unrealized depreciation on:
Forward Foreign Currency Exchange Contracts	$–	$1,364	$–	$–	$–	$–	$1,364
Total	$–	$1,364	$–	$–	$–	$–	$1,364
54	2024 Semi-Annual Report

Notes to  Financial Statements (unaudited)  (continued)
April 30, 2024

	Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other	Total
Infrastructure Debt Fund
Assets:
Unrealized appreciation on:
Forward Foreign Currency Exchange Contracts	$–	$30,374	$–	$–	$–	$–	$30,374
Total	$–	$30,374	$–	$–	$–	$–	$30,374
Liabilities:
Unrealized depreciation on:
Forward Foreign Currency Exchange Contracts	$–	$15	$–	$–	$–	$–	$15
Total	$–	$15	$–	$–	$–	$–	$15
Amounts listed as “–” are $0 or round to $0.
Certain funds have transactions that may be subject to enforceable master netting arrangements. A reconciliation of the gross amounts on the Statements of Assets and Liabilities as of April 30, 2024 to the net amounts by broker and derivative type, including any collateral received or pledged, is included in the following tables:

		Gross Amounts Not Offset in the Statement of Assets and Liabilities				Gross Amounts Not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Assets Presented in Statement of Assets and Liabilities	Financial Instruments	Collateral Received	Net Amount	Gross Amounts of Liabilities Presented in Statement of Assets and Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Description	Assets				Liabilities
High Income Opportunities Fund
Foreign Currency Exchange Contracts
Barclays Bank PLC	$–	$–	$–	$–	$193	$–	$–	$193
Citibank N.A.	220,519	–	–	220,519	–	–	–	–
Deutsche Bank AG	6,808	(338)	–	6,470	338	(338)	–	–
Morgan Stanley & Co.	–	–	–	–	204	–	–	204
Royal Bank of Canada	309	–	–	309	–	–	–	–
UBS AG	–	–	–	–	629	–	–	629
Amounts listed as “–” are $0 or round to $0.
2024 Semi-Annual Report	55

Notes to  Financial Statements (unaudited)  (continued)
April 30, 2024

		Gross Amounts Not Offset in the Statement of Assets and Liabilities				Gross Amounts Not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Assets Presented in Statement of Assets and Liabilities	Financial Instruments	Collateral Received	Net Amount	Gross Amounts of Liabilities Presented in Statement of Assets and Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Description	Assets				Liabilities
Infrastructure Debt Fund
Foreign Currency Exchange Contracts
Citibank N.A.	$30,312	$(15)	$–	$30,297	$15	$(15)	$–	$–
Goldman Sachs & Co.	37	–	–	37	–	–	–	–
UBS AG	25	–	–	25	–	–	–	–
Amounts listed as “–” are $0 or round to $0.
The following is a summary of the effect of derivative instruments on the Statement of Operations for the six-month period ended April 30, 2024:
	Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Total
High Income Opportunities Fund
Realized Gain/(Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain/(loss) on:
Forward Currency Contracts	$–	$(340,026)	$–	$–	$–	$(340,026)
Total	$–	$(340,026)	$–	$–	$–	$(340,026)
Net Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation/(depreciation) of:
Forward Currency Contracts	$–	$135,433	$–	$–	$–	$135,433
Total	$–	$135,433	$–	$–	$–	$135,433
Infrastructure Debt Fund
Realized Gain/(Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain/(loss) on:
Forward Currency Contracts	$–	$(60,747)	$–	$–	$–	$(60,747)
Total	$–	$(60,747)	$–	$–	$–	$(60,747)
56	2024 Semi-Annual Report

Notes to  Financial Statements (unaudited)  (continued)
April 30, 2024

	Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Total
Net Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation/(depreciation) of:
Forward Currency Contracts	$–	$17,862	$–	$–	$–	$17,862
Total	$–	$17,862	$–	$–	$–	$17,862
Amounts listed as “–” are $0 or round to $0.
Information about derivatives reflected as of the date of this report is generally indicative of the type of activity for the six-month period ended April 30, 2024. The table below summarizes the weighted average values of derivatives holdings by the Funds during the six-month period ended April 30, 2024.
Derivative	Average Notional Value
High Income Opportunities Fund
Foreign Currency Contracts Purchased	$4,001,544
Foreign Currency Contracts Sold	$21,710,073
Infrastructure Debt Fund
Foreign Currency Contracts Purchased	$640,548
Foreign Currency Contracts Sold	$2,789,335
e.	Security Transactions, Investment Income and Expenses:
Security transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and currency transactions are calculated on the identified cost basis. Dividend income and corporate actions are recorded generally on the ex-date, except for certain dividends and corporate actions which may be recorded after the ex-date, as soon as a Fund acquires information regarding such dividends or corporate actions.
Interest income and expenses are recorded on an accrual basis. Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among the relevant Funds based on net assets of each Fund as of the month end. For each of the Funds, the method for allocating income, fund level expenses, and realized and unrealized gains or losses to a class is based on the total net asset value of that class’s shares in proportion to the total net assets of the relevant Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.
f.	Distributions:
Distributions from net investment income, if any, are declared daily and paid monthly for the Intermediate Municipal Income Fund, Short Duration High Yield Municipal Fund and the Ultra Short Municipal Income Fund. Distributions from net investment income, if any, are declared and paid monthly for the High Income Opportunities Fund and the Infrastructure Debt Fund. The Funds will also declare and pay distributions at least annually from net realized gains on investment transactions and net realized foreign exchange gains, if any. Dividends and distributions to shareholders are recorded on the ex-dividend date.
Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for foreign currencies and loss deferrals.
g.	Federal Income Taxes:
Each Fund intends to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Funds from all federal income taxes. Therefore, no federal income tax provision is required. Management of the Funds has concluded that there are no significant uncertain tax positions that would require
2024 Semi-Annual Report	57

Notes to  Financial Statements (unaudited)  (continued)
April 30, 2024

recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Funds' U.S. federal and state tax returns for each of the most recent four fiscal years up to the most recent fiscal year ended October 31, 2023 are subject to such review.
h.	Foreign Withholding Tax:
Interest income from non-U.S. sources received by the Funds are generally subject to non-U.S. withholding taxes and are recorded on the Statement of Operations. The Funds file for tax reclaims for the refund of such withholdings taxes according to tax treaties. Tax reclaims that are deemed collectible are booked as tax reclaim receivable on the Statement of Assets and Liabilities. Foreign tax authorities can examine previously filed withholding tax reclaims for various periods of time, depending on the statute of limitations in each foreign jurisdiction. In some cases, amounts that have been refunded by foreign tax authorities and received by the Funds are still subject to such review.
In addition, the Funds may be subject to capital gains tax in certain countries in which they invest. The above taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties with some of these countries. The Funds accrue such taxes when the related income is earned.
In addition, when the Funds sell securities within certain countries in which they invest, the capital gains realized may be subject to tax. Based on these market requirements and as required under GAAP, the Funds accrue deferred capital gains tax on securities currently held that have unrealized appreciation within these countries. The amount of deferred capital gains tax accrued is reported on the Statement of Operations as part of the Net Change in Unrealized Appreciation/Depreciation on Investments.
i.	Securities Lending:
Through an agreement with Securities Finance Trust Company as the Lending Agent and State Street Bank and Trust Company (the Funds’ custodian), the Funds may lend their portfolio securities to brokers, dealers and other financial institutions that pay a negotiated fee in order to generate additional income. The Funds receive non-cash collateral in the form of U.S. Government Securities, with respect to each loan of U.S. securities, typically equal to at least 102% of the value of the portfolio securities loaned, and, with respect to each loan of non-U.S. securities, typically equal to at least 105% of the value of the portfolio securities loaned, and at all times thereafter require the borrower to mark to market such collateral on a daily basis so that the market value of such collateral does not fall below 100% of the market value of the portfolio securities so loaned.
Income generated from securities lending includes the difference between (i) the sum of income received from the investment of collateral received from the borrowers that are counterparties to loans, loan fees received from loans, and fees paid by borrower on loans collateralized with collateral other than cash collateral; and ii) any rebate paid to a borrower, and any other allocable fees and expenses in connection with loans of securities. All income is accrued daily and is apportioned 90% to the Funds and 10% to the Lending Agent.
The Funds continue to own the loaned securities and continue to recognize unrealized gains and losses on the securities on loan. However, securities lending involves certain risks, including the event of default or insolvency of the borrower, and possible delays or restrictions upon a Fund’s ability to recover the loaned securities or dispose of the collateral for the loan. Securities on loan are noted within the Statement of Investments. Non-cash securities lending collateral held by the Lending Agent on behalf of the Funds cannot be sold or repledged by the Funds and therefore, this amount is not presented on the Funds’ Statements of Investments.
At April 30, 2024, the Funds did not have any securities on loan.
3.  Agreements and Transactions with Affiliates
a.	Investment Adviser:
Under the Investment Advisory Agreement with the Trust, the Adviser manages the Funds in accordance with the policies and procedures established by the Board.
For services provided under the terms of the current Investment Advisory Agreement, each Fund pays the Adviser an annual management fee (as a percentage of its average daily net assets) paid monthly according to the following schedule:

Fund	Fee Schedule
High Income Opportunities Fund	Up to $500 million	0.550%
	$500 million up to $1 billion	0.525%
	On $1 billion and more	0.500%
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Notes to  Financial Statements (unaudited)  (continued)
April 30, 2024

Fund	Fee Schedule
Infrastructure Debt Fund	Up to $500 million	0.500%
	$500 million up to $1 billion	0.475%
	On $1 billion and more	0.450%
Intermediate Municipal Income Fund	Up to $250 million	0.425%
	$250 million up to $1 billion	0.375%
	On $1 billion and more	0.355%
Short Duration High Yield Municipal Fund	Up to $250 million	0.550%
	On $250 million and more	0.500%
Ultra Short Municipal Income Fund	On all assets	0.400%
The Adviser has engaged the services of affiliate abrdn Investments Limited (on behalf of Infrastructure Debt Fund) as subadviser (the “Subadviser”) pursuant to subadvisory agreements. The Subadviser manages a portion of the applicable Fund’s investments and have the responsibility for making all investment decisions for the portion of such Fund’s assets they manage. Pursuant to the subadvisory agreement, the Adviser pays fees to the Subadviser, if any.
The Trust and abrdn have entered into written contracts (“Expense Limitation Agreements”) limiting operating expenses for all classes of the Funds from exceeding the amounts listed in the tables below. For each Fund, this contractual limitation may not be terminated before February 28, 2025 without the approval of the Trustees who are not “interested persons” of the Trust, as such term is defined by the 1940 Act (the “Independent Trustees”). For the High Income Opportunities Fund and the Infrastructure Debt Fund this contractual limitation may not be terminated before February 28, 2025 without the approval of the Independent Trustees. For the Intermediate Municipal Income Fund and the Infrastructure Debt Fund, this limit excludes certain expenses, including any taxes, interest, brokerage fees, short-sale dividend expenses, Acquired Fund Fees and Expenses, Rule 12b-1 fees, administrative services fees, transfer agent out-of-pocket expenses for Class A shares, Class R shares and Institutional Service Class shares and extraordinary expenses. The Expense Limitation Agreement with respect to the High Income Opportunities Fund limit excludes certain expenses, including any taxes, interest, brokerage fees, short-sale dividend expenses, Acquired Fund Fees and Expenses, and Rule 12b-1 fees for Class A shares and extraordinary expenses. The Expense Limitation Agreements with respect to the Short Duration High Yield Municipal Fund and Ultra Short Municipal Income Fund includes Rule 12b-1 Fees, but excludes certain expenses, including any interest, brokerage commissions, Acquired Fund Fees and Expenses, and extraordinary expenses.
Fund	Limit
High Income Opportunities Fund	0.70%
Infrastructure Debt Fund	0.65%
Intermediate Municipal Income Fund	0.50%

Fund	Class A Limit	Class A1 Limit	Class C Limit	Institutional Class Limit
Short Duration High Yield Municipal Fund	0.90%	–	1.65%	0.65%
Ultra Short Municipal Income Fund	0.70%	0.70%	–	0.45%
Amounts listed as “–” are $0 or round to $0.
abrdn may request and receive reimbursement from a Fund of the advisory fees waived and other expenses reimbursed pursuant to the Expense Limitation Agreements as of a date not more than three years after the date when the Adviser limited the fees or reimbursed the expenses; provided that the following requirements are met: the reimbursements do not cause a class to exceed the lesser of the applicable expense limitation in the contract at the time the fees were limited or expenses are paid or the applicable expense limitation in effect at the time the expenses are being recouped by the Adviser, and the payment of such reimbursement is approved by the Board on a quarterly basis (the “Reimbursement Requirements”).  Except as provided for in the Expense Limitation Agreements, reimbursement of amounts previously waived or assumed by abrdn is not permitted.
2024 Semi-Annual Report	59

Notes to  Financial Statements (unaudited)  (continued)
April 30, 2024

As of April 30, 2024, to the extent the Reimbursement Requirements are met, the cumulative potential reimbursements to abrdn for each Fund, based on expenses reimbursed by abrdn, including adjustments described above, would be:
Fund	Amount Fiscal Year 2021 (Expires 10/31/24)	Amount Fiscal Year 2022 (Expires 10/31/25)	Amount Fiscal Year 2023 (Expires 10/31/26)	Amount Six Months Ended April 30, 2024 (Expires 4/30/27)	Total*
High Income Opportunities Fund	$562,810	$439,426	$310,592	$137,374	$1,450,202
Infrastructure Debt Fund	540,814	507,424	201,396	128,781	1,378,415
Intermediate Municipal Income Fund	233,143	206,321	215,294	95,602	750,360
Short Duration High Yield Municipal Fund	812,551	760,410	448,911	167,076	2,188,948
Ultra Short Municipal Income Fund	2,920,672	2,289,342	1,869,917	874,624	7,954,555

*	Amounts reported are due to expire throughout the respective 3-year expiration period presented above.
In accordance with the Funds’ Expense Limitation Agreements and criteria, as described above, the Adviser did not recapture any expenses for which it previously reimbursed the Funds. Accordingly, at April 30, 2024, the Funds did not have liabilities payable to the Adviser for recapture of previously reimbursed expenses.
b.	Fund Administration:
Under the terms of the Fund Administration Agreement, abrdn provides various administrative and accounting services, including daily valuation of the Funds' shares, preparation of financial statements, tax returns, regulatory reports, and presentation of quarterly reports to the Board. For services provided pursuant to the Fund Administration Agreement, the Trust pays abrdn an annual fee of 0.08% based on the Trust’s average daily net assets. The fee is then allocated proportionately among all funds within the Trust (including the Funds) in relation to the average daily net assets of each fund. This asset-based fee is subject to an annual minimum fee based on the number of funds served. Pursuant to a sub-administration agreement with abrdn, State Street Bank and Trust Company ("State Street") provides sub-administration services with respect to the Funds. abrdn pays State Street for providing such services.
c.	Distributor and Shareholder Servicing:
The Trust and Aberdeen Fund Distributors, LLC (the “Distributor”) are parties to the current Underwriting Agreement (the “Underwriting Agreement”) whereby the Distributor acts as principal underwriter for the Trust’s shares.
The Trust has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act with respect to certain classes of shares. The Plan permits the Funds to compensate the Distributor, for expenses associated with the distribution-related and/or shareholder services provided by such entities. These fees are paid to the Distributor and are either kept or paid to shareholders’ financial advisors or other intermediaries for distribution and shareholder services. Although actual distribution expenses may be more or less, under the Plan, the Funds pay the Distributor an annual fee of the following amounts, based on the total net assets of each, respective class:

Fund	Class A Shares	Class A1 Shares	Class C Shares(a)
High Income Opportunities Fund	0.25%	–	–
Infrastructure Debt Fund	0.25%	–	–
Intermediate Municipal Income Fund	0.25%	–	–
Short Duration High Yield Municipal Fund	0.25%	–	1.00%
Ultra Short Municipal Income Fund	0.25%	0.25%	–
Amounts listed as “–” are 0% or round to 0%.
(a)	0.25% of which is service fees.
The Adviser or an affiliate of the Adviser may pay additional amounts from its own resources to dealers or other financial intermediaries, for aid in distribution or for aid in providing administrative services to shareholders.
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Notes to  Financial Statements (unaudited)  (continued)
April 30, 2024

Pursuant to the current Underwriting Agreement, the Distributor will also receive the proceeds of contingent deferred sales charges (“CDSCs”) of 1.00% imposed on certain redemptions of Class C (and up to 1.00% for certain Class A) shares.
The Distributor re-allows to dealer 2.50% of sales charges on Class A shares of the High Income Opportunities Fund and Infrastructure Debt Fund; 2.00% of sales charges on Class A shares of the Intermediate Municipal Income Fund and Short Duration High Yield Municipal Fund; and 0.50% of sales charges on Class A1 of the Ultra Short Municipal Income Fund. In addition, the Distributor or Adviser may compensate broker dealers or financial intermediaries for sales of Class C shares from its own resources at the rate of 1.00% on sales of Class C shares, which have a maximum CDSC of 1.00% (the CDSC assessed on sales within one year of purchase). The amount the Distributor retained for commissions from front-end sales charges and CDSC fees for the six-month period ended April 30, 2024 was as follows:
Fund	Commissions Retained from Front-End Sales Charges of Class A Shares	Commissions Retained from CDSC Fees of Class C (Certain Class A) Shares
High Income Opportunities Fund	$72	$–
Infrastructure Debt Fund	50	–
Intermediate Municipal Income Fund	16	129
Short Duration High Yield Municipal Fund	20	2
Ultra Short Municipal Income Fund	–	–
Total Retained	$158	$ 131
Amounts listed as “–” are $0 or round to $0.
d.	Administrative Services Fees/Transfer Agent Out-of-Pocket Expenses
The Funds may pay and/or reimburse administrative services fees/sub-transfer agent expenses to certain broker-dealers and financial intermediaries who provide administrative support services to beneficial shareholders on behalf of the Funds (sometimes referred to as “sub-transfer agency fees”), subject to certain limitations approved by the Board. These fees may be in addition to Rule 12b-1 fees. Sub-transfer agency fees generally include, but are not limited to, costs associated with recordkeeping, networking, sub-transfer agency or other administrative or shareholder services.
Class A, Class A1, Class R and Institutional Service Class shares of the Funds pay for such services pursuant to an Administrative Services Plan adopted by the Board. Under the Administrative Services Plan, a Fund may pay a broker-dealer or other intermediary a maximum annual sub-transfer agent and administrative services fee of 0.25% for Class A, Class A1, Class R and Institutional Service Class shares. Under an amendment to the Administrative Services Plan that is in effect until at least February 28, 2025, the administrative service fee is limited to a maximum of 0.15% for contracts with fees that are calculated as a percentage of Fund assets and a maximum of $16 per account for contracts with fees that are calculated on a dollar per account basis; however, many intermediaries do not charge the maximum permitted fee or even a portion thereof. Class C and Institutional Class shares may also pay for the services described above directly as these classes are not subject to an Administrative Services Plan.
The aggregate amount of sub-transfer agent and administrative service fees paid during the six-month period ended April 30, 2024 was as follows:

Fund	Class A	Class A1	Class C	Institutional Service	Institutional
High Income Opportunities Fund	$35,675	$–	$–	$–	$11,099
Infrastructure Debt Fund	5,910	–	–	2,652	8,590
Intermediate Municipal Income Fund	799	–	–	–	6,072
Short Duration High Yield Municipal Fund	2,195	–	4	–	20,469
Ultra Short Municipal Income Fund	40,331	8	–	–	209,330
Amounts listed as “–” are $0 or round to $0.
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Notes to  Financial Statements (unaudited)  (continued)
April 30, 2024

e.	Purchase/Sale Transactions Between Affiliates
The Funds are permitted to buy or sell securities with funds that have a common investment adviser (or investment advisers which are affiliates) under specific procedures which have been approved by the Board. The procedures are designed to satisfy the requirements of Rule 17a-7 of the Investment Company Act of 1940 (“Rule 17a-7”). During the six-month period ended April 30, 2024, the Funds did not engage in any of these trades.
4.  Investment Transactions
Purchases and sales of securities (excluding short-term securities) for the six-month period ended April 30, 2024, were as follows:
Fund	Purchases	Sales
High Income Opportunities Fund	$44,690,434	$49,306,429
Infrastructure Debt Fund	5,527,041	10,724,461
Intermediate Municipal Income Fund	19,548,658	19,766,132
Short Duration High Yield Municipal Fund	57,690,656	77,911,301
Ultra Short Municipal Income Fund	719,371,751	640,877,537
5.  Portfolio Investment Risks
a.	Active Management Risk
Each Fund is subject to the risk that the Adviser or Subadviser (as applicable) may make poor security selections. The Adviser, Subadviser and their portfolio managers apply their own investment techniques and risk analyses in making investment decisions for a Fund and there can be no guarantee that these decisions will achieve the desired results for a Fund. In addition, the Adviser or Subadviser may select securities that underperform the relevant market or other funds with similar investment objectives and strategies.
b.	Auction Rate Securities Risk
The Intermediate Municipal Income Fund, Short Duration High Yield Municipal Fund and Ultra Short Municipal Income Fund (the “Municipal Funds”) may buy or sell auction rate securities. Auction rate securities are variable rate bonds whose interest rates are reset at specified intervals through a “Dutch” auction process. A “Dutch” auction is a competitive bidding process designed to determine a single uniform clearing rate that enables purchases and sales of the auction rate securities to take place at par. All accepted bids and holders of the auction rate securities receive the same rate. Auction rate securities holders rely on the liquidity generated by the auction. There is a risk that an auction will fail due to insufficient demand for the securities. If an auction fails, an auction rate security may become illiquid until a subsequent successful auction is conducted, the issuer redeems the issue, or a secondary market develops.
c.	Bank Loan Risk
The High Income Opportunities Fund and Infrastructure Debt Fund may buy or sell bank loans. There are a number of risks associated with an investment in bank loans including credit risk, interest rate risk, illiquid securities risk, and prepayment risk. There is also the possibility that the collateral securing a loan, if any, may be difficult to liquidate or be insufficient to cover the amount owed under the loan. Bank loans have significantly longer settlement periods (e.g., longer than seven days) than more traditional investments resulting in the proceeds from the sale of such loans not being readily available to make additional investments or to meet a Fund’s redemption obligations. In addition, loans are not registered under the federal securities laws like stocks and bonds, so investors in loans have less protection against improper practices than investors in registered securities. These risks could cause a Fund to lose income or principal on a particular investment, which in turn could affect a Fund’s returns.
d.	Cybersecurity Risk
Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause each Fund, the Adviser and/or their service providers (including, but not limited to, Fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.
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Notes to  Financial Statements (unaudited)  (continued)
April 30, 2024

e.	Derivatives Risk (including Options, Futures and Swaps)
The High Income Opportunities Fund and Infrastructure Debt Fund are subject to Derivatives Risk. Derivatives are speculative and may hurt the Fund’s performance. The potential benefits to be derived from the Fund’s options, futures and derivatives strategy are dependent upon the portfolio managers’ ability to discern pricing inefficiencies and predict trends in these markets, which decisions could prove to be inaccurate.
Speculative Exposure Risk. To the extent that a derivative or practice is not used as a hedge, the Fund is directly exposed to its risks. Gains or losses from speculative positions in a derivative may be much greater than the derivative’s original cost. For example, potential losses from writing uncovered call options and from speculative short sales are unlimited.
Hedged Exposure Risk. Losses generated by a derivative or practice used by the Fund for hedging purposes should be substantially offset by gains on the hedged investment. However, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.
Correlation Risk. The Fund is exposed to the risk that changes in the value of a hedging instrument will not match those of the investment being hedged.
Counterparty Risk. Derivative transactions depend on the creditworthiness of the counterparty and the counterparty’s ability to fulfill its contractual obligations.
Other Derivatives Risks. Fixed income derivatives are subject to interest rate risk. In addition, certain derivatives may be subject to illiquid securities risk, mispricing or valuation complexity, market risk and management risk. The Fund may need to sell portfolio securities at inopportune times to satisfy margin or payment obligations under derivatives investments. Changes in regulation relating to the Fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund’s performance.
f.	Emerging Markets Risk
Emerging markets are countries generally considered to be relatively less developed or industrialized, and investments in emerging markets countries are subject to a magnification of the risks that apply to foreign investments. These risks are greater for securities of companies in emerging markets countries because the countries may have less stable governments, more volatile currencies and less established markets (see “Foreign Securities Risk” below).
g.	ESG Integration Risk
To the extent ESG factors are used to evaluate investments, the consideration of such factors may adversely affect a Fund’s performance. Not every ESG factor may be identified or evaluated for every investment. ESG characteristics are not the only factors considered and, as a result, the issuers in which a Fund invests may not be issuers with favorable ESG characteristics or high ESG ratings. The application of ESG factors may result in a Fund performing differently than its benchmark index and other funds in its peer group that do not consider ESG factors or consider different ESG factors.
h.	Fixed Income Securities Risk
Fixed income securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. The value of a fixed income security may also fall due to specific conditions that affect a particular sector of the securities market or a particular issuer. Fixed income securities are subject to, among other risks, credit risk, extension risk, issuer risk, interest rate risk, market risk and prepayment risk.
i.	Foreign Currency Exposure Risk
The value of foreign currencies relative to the U.S. Dollar fluctuates in response to market, economic, political, regulatory, geopolitical or other conditions. A decline in the value of a foreign currency versus the U.S. Dollar reduces the value in U.S. Dollars of investments denominated in that foreign currency. This risk may impact a Fund more greatly to the extent the Fund does not hedge its currency risk, or hedging techniques used by the Adviser are unsuccessful.
j.	Foreign Securities Risk
Foreign countries in which a Fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of a Fund’s investments may decline because of factors such as unfavorable or unsuccessful government actions, reduction of government or central bank support and political or financial instability. To the extent the Fund focuses its investments in a single country or
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Notes to  Financial Statements (unaudited)  (continued)
April 30, 2024

only a few countries in a particular geographic region, economic, political, regulatory or other conditions affecting such country or region may have a greater impact on Fund performance relative to a more geographically diversified fund.
k.	Green, Social and Sustainability Bond Risk
The Infrastructure Debt Fund’s performance may differ from the performance of other funds that do not invest green, social and sustainability bonds because the Fund’s investment strategy may select or exclude securities of certain issuers for reasons in addition to performance. Investing in green, social and sustainability bonds is qualitative and subjective by nature, and there is no guarantee that the factors utilized by the Adviser or any judgment exercised by the Adviser will reflect the opinions of any particular investor.
l.	High-Yield Bonds and Other Lower-Rated Securities Risk
A Fund’s investments in high-yield bonds (commonly referred to as “junk bonds”) and other lower-rated securities will subject the Fund to substantial risk of loss. Investments in high-yield bonds are speculative and issuers of these securities are generally considered to be less financially secure and less able to repay interest and principal than issuers of investment-grade securities. Prices of high-yield bonds tend to be very volatile. These securities are less liquid than investment-grade debt securities and may be difficult to price or sell, particularly in times of negative sentiment toward high-yield securities.
m.	Illiquid Securities Risk
Illiquid securities are assets that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the asset. An inability to sell a portfolio position can adversely affect a Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. Illiquid securities and relatively less liquid securities may also be difficult to value.
The Adviser employs procedures and tests using third-party and internal data inputs that seek to assess and manage the liquidity of a Fund’s portfolio holdings. These procedures and tests take into account a Fund’s investment strategy and liquidity of portfolio investments during both normal and foreseeable stressed conditions, cash-flow projections during both normal and reasonably foreseeable stressed conditions, relevant market, trading and other factors, and monitor whether liquidity should be adjusted based on changed market conditions. These procedures and tests are designed to assist a Fund in determining its ability to meet redemption requests in various market conditions. In light of the dynamic nature of markets, there can be no assurance that these procedures and tests will enable a Fund to ensure that it has sufficient liquidity to meet redemption requests.
n.	Impact of Large Redemptions and Purchases of Fund Shares
Occasionally, shareholders may make large redemptions or purchases of Fund shares, which may cause a Fund to have to sell securities or invest additional cash. These transactions may adversely affect the Fund’s performance and increase transaction costs. In addition, large redemption requests may exceed the cash balance of a Fund and result in credit line borrowing fees and/or overdraft charges to a Fund until the sales of portfolio securities necessary to cover the redemption request settle.
o.	Infrastructure-Related Investments Risk
Because the Infrastructure Debt Fund concentrates its investments in infrastructure-related entities, the Fund has greater exposure to the potential adverse economic, regulatory, political and other changes affecting such entities. Infrastructure related entities are subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, costs associated with environmental and other regulations, the effects of economic slowdown and surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. Additionally, infrastructure-related entities may be subject to regulation by various governmental authorities and may also be affected by governmental regulation of rates charged to customers, service interruption due to environmental, operational or other mishaps, the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards.
p.	Interest Rate Risk
Each Fund’s fixed income investments are subject to interest rate risk, which generally causes the value of a fixed income portfolio to decrease when interest rates rise resulting in a decrease in each Fund’s net assets. Interest rate fluctuations tend to have a greater impact on fixed income-securities with a greater time to maturity and/or lower coupon. A fund with a longer average portfolio duration will be more sensitive
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Notes to  Financial Statements (unaudited)  (continued)
April 30, 2024

to changes in interest rates than a fund with a shorter average portfolio duration. In periods of market volatility, the market values of fixed income securities may be more sensitive to changes in interest rates. The Fund may be subject to increased interest rate risk due to recent interest rate hikes.
q.	Issuer Risk
The value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services.
r.	Market Risk
Deteriorating market conditions might cause a general weakness in the market that reduces the prices, or yield, of securities in that market. Developments in a particular class of bonds or the stock market could also adversely affect a Fund by reducing the relative attractiveness of bonds or stocks as an investment. Also, to the extent that a Fund emphasizes bonds or stocks from any given industry, it could be hurt if that industry does not do well. Additionally, a Fund could lose value if the individual stocks in which it maintains long positions and/or the overall stock markets on which the stocks trade decline in price. In addition, a Fund that engages in short sales could lose value if the individual stocks which they sell short increase in price. Stocks and stock markets may experience short-term volatility (price fluctuation) as well as extended periods of price decline or increase. Individual stocks are affected by many factors, including:
•	corporate earnings;
•	production;
•	management;
•	sales; and
•	market trends, including investor demand for a particular type of stock, such as growth or value stocks, small or large stocks, or stocks within a particular industry.
Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, the fluctuation of other stock markets around the world, and financial, economic and other global market developments and disruptions, such as those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies and natural/environmental disasters. In addition, any spread of an infectious illness, public health threat or similar issue could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the world economy, which in turn could adversely affect the Fund’s investments.
Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and governmental and quasi-governmental authorities and regulators throughout the world have responded to serious economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs and interest rate hikes. The impact of these policies and legislative changes on the markets, and the practical implications for market participants, may not be fully known for some time. A reversal of these policies, or the ineffectiveness of these policies, could increase volatility in securities markets, which could adversely impact the Fund’s investments. The current market environment could make identifying investment risks and opportunities especially difficult for the Adviser.
Economies and financial markets throughout the world are becoming increasingly interconnected. As a result, whether or not a Fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Fund’s investments may be negatively affected by such events.
s.	Municipal Securities Risk
The Infrastructure Debt Fund and the Municipal Funds are subject to municipal securities risk. Municipal bonds can be significantly affected by political and economic changes, including inflation, as well as uncertainties in the municipal market related to taxation, legislative changes, or the rights of municipal security holders. Municipal bonds have varying levels of sensitivity to changes in interest rates. Interest rate risk is generally lower for shorter-term municipal bonds and higher for long term municipal bonds.
Municipal Bond Tax Risk. A municipal bond that is issued as tax-exempt may later be declared to be taxable. In addition, if the federal income tax rate is reduced, the value of the tax exemption may be less valuable, causing the value of a municipal bond to decline.
Municipal Market Volatility and Illiquidity Risk. The municipal bond market can be susceptible to unusual volatility, particularly for lower-rated and unrated securities. Liquidity can be reduced unpredictably in response to overall economic conditions or credit tightening. During times of
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Notes to  Financial Statements (unaudited)  (continued)
April 30, 2024

reduced market liquidity, a Fund may not be able to readily sell bonds without the sale significantly changing the market value of the bond. If the Fund needed to sell large blocks of bonds to meet shareholder redemption requests or to raise cash, those sales could further reduce the bonds’ prices.
Municipal Sector Risk. From time to time a Fund may invest a substantial amount of its assets in municipal securities whose interest is paid solely from revenues of similar projects. If the Fund concentrates its investments in this manner, it assumes the economic risks relating to such projects and this may have a significant impact on the Fund’s investment performance.
t.	Portfolio Turnover Risk
The High Income Opportunities Fund, Short Duration High Yield Municipal Fund and Ultra Short Municipal Income Fund may engage in active and frequent trading of portfolio securities to achieve its investment objective. High portfolio turnover may result in greater transaction costs which may reduce Fund performance. The sale of Fund portfolio securities may also result in greater realization and/or distribution to shareholders of gains or losses as compared to a fund with less active trading, which may include short-term gains taxable at ordinary income tax rates.
u.	Private Placements and Other Restricted Securities Risk
The High Income Opportunities Fund and Short Duration High Yield Municipal Fund are subject to Private Placements Risk. Investments in private placements and other restricted securities, including Regulation S Securities and Rule 144A Securities, could have the effect of increasing the Fund’s level of illiquidity. Private placements and restricted securities may be less liquid than other investments because such securities may not always be readily sold in broad public markets and the Fund might be unable to dispose of such securities promptly or at prices reflecting their true value.
v.	Sector Risk
To the extent that a Fund has a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector, the Fund may be more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.
w.	Sovereign Debt Risk
The High Income Opportunities Fund is subject to Sovereign Debt Risk. Periods of economic and political uncertainty may result in the illiquidity and increased price volatility of a foreign government’s debt securities held by the Fund and impact an issuer’s ability and willingness to pay interest or repay principal when due. The Fund may have limited recourse to compel payment in the event of a default. A foreign government’s default on its debt securities may cause the value of securities held by the Fund to decline significantly.
x.	Tender Option Bonds Risk
The Municipal Funds are subject to Tender Option Bonds Risk. Tender option bonds are synthetic floating-rate or variable-rate securities issued when long-term bonds are purchased in the primary or secondary market and then deposited into a trust. Tender option bonds may be considered derivatives, and may expose the Fund to the same risks as investments in derivatives, as well as risks associated with leverage, especially the risk of increased volatility.
y.	Tobacco Related Bonds Risk
The Short Duration High Yield Municipal Fund is subject to Tobacco Related Bonds Risk. In 1998, the largest U.S. tobacco manufacturers reached an out of court agreement, the MSA, to settle claims against them by 46 states and six other U.S. jurisdictions. The tobacco manufacturers agreed to make annual payments to the government entities in exchange for the release of all litigation claims. A number of the states have sold bonds that are backed by those future payments. The Funds may invest in two types of those bonds: (i) bonds that make payments only from a state’s interest in the MSA and (ii) bonds that make payments from both the MSA revenue and from an “appropriation pledge” by the state. An “appropriation pledge” requires the state to pass a specific periodic appropriation to make the payments and is generally not an unconditional guarantee of payment by a state. The settlement payments are based on factors, including, but not limited to, annual domestic cigarette shipments, cigarette consumption, inflation and the financial capability of participating tobacco companies. Payments could be reduced if consumption decreases, if market share is lost to non-MSA manufacturers, or if there is a negative outcome in litigation regarding the MSA.
66	2024 Semi-Annual Report

Notes to  Financial Statements (unaudited)  (continued)
April 30, 2024

z.	U.S. Government Securities Risk
Securities issued by U.S. Government agencies or government sponsored entities may not be guaranteed by the U.S. Treasury. The U.S. Government does not guarantee the net asset value of a Fund’s shares.
aa.	Valuation Risk
The price that a Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by a Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The ability to value a Fund's investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
bb.	Variable and Floating Rate Securities Risk
Certain Funds are subject to Variable and Floating Rate Securities Risk. For floating and variable rate obligations, there may be a lag between an actual change in the underlying interest rate benchmark and the reset time for an interest payment of such an obligation, which could harm or benefit the Fund, depending on the interest rate environment or other circumstances. Variable rate demand obligations (“VRDOs”) are floating rate securities that combine an interest in a long term municipal bond with a right to demand payment before maturity from a bank or other financial institution. If the bank or financial institution is unable to pay, the Fund may lose money.
cc.	Yield Risk
The Ultra Short Municipal Income Fund is subject to Yield Risk. The amount of income received by the Fund will go up or down depending on day-to-day variations in short-term interest rates, and when interest rates are very low the Fund’s expenses could absorb all or a significant portion of the Fund’s income. If interest rates increase, the Fund’s yield may not increase proportionately. For example, the Adviser may discontinue any temporary voluntary fee limitation or recoup amounts previously waived and/or reimbursed.
Please read the Funds' prospectuses for more detailed information regarding these and other risks.
6.  Contingencies
In the normal course of business, the Funds may provide general indemnifications pursuant to certain contracts and organizational documents. The Funds' maximum exposure under these arrangements is dependent on future claims that may be made against the Funds, and therefore, cannot be estimated; however, the Funds expect the risk of loss from such claims to be remote.
7.  Tax Information
As of April 30, 2024, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) for each Fund were as follows:
Fund	Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
High Income Opportunities Fund	$92,368,572	$876,299	$(4,277,100)	$(3,400,801)
Infrastructure Debt Fund	23,894,620	212,622	(185,151)	27,471
Intermediate Municipal Income Fund	45,210,757	439,697	(1,138,078)	(698,381)
Short Duration High Yield Municipal Fund	111,211,728	406,597	(11,779,657)	(11,373,060)
Ultra Short Municipal Income Fund	683,179,641	59,187	(335,336)	(276,149)
2024 Semi-Annual Report	67

Notes to  Financial Statements (unaudited)  (continued)
April 30, 2024

The tax character of distributions during the fiscal year ended October 31, 2023 was as follows (total distributions paid may differ from the Statements of Changes in Net Assets because for tax purposes dividends are recognized when actually paid):
Distributions paid from
Fund	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Tax Exempt Distributions	Return of Capital	Total Distributions Paid
High Income Opportunities Fund	$7,305,908	$–	$7,305,908	$–	$101,762	$7,407,670
Infrastructure Debt Fund	295,516	–	295,516	–	–	295,516
Intermediate Municipal Income Fund	12,366	–	12,366	1,550,753	–	1,563,119
Short Duration High Yield Municipal Fund	62,543	–	62,543	3,984,970	–	4,047,513
Ultra Short Municipal Income Fund	24,357	–	24,357	21,779,502	–	21,803,859
Amounts listed as “–” are $0 or round to $0.
As of October 31, 2023, the components of accumulated earnings/(deficit) on a tax basis were as follows:
Fund	Undistributed Tax Exempt Income	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable	Late Year Ordinary and Post-October Capital Loss Deferrals	Other Temporary Differences	Unrealized Appreciation/ (Depreciation)	Accumulated Capital and Other Losses	Total Accumulated Earnings/ (Deficit)
High Income Opportunities Fund	$–	$–	$–	$–	$–	$–	$(207,509)	$(9,102,243)	$(248,079,727)	$(257,389,479)
Infrastructure Debt Fund	–	351,722	–	–	–	–	–	(1,126,344)	(8,524,075)	(9,298,697)
Intermediate Municipal Income Fund	4,304	–	–	–	–	–	(4,506)	(3,660,415)	(1,225,802)	(4,886,419)
Short Duration High Yield Municipal Fund	792,890	–	–	–	–	–	(752,923)	(16,948,724)	(29,245,628)	(46,154,385)
Ultra Short Municipal Income Fund	90,703	–	–	–	–	–	(72,259)	(765,955)	(1,508,353)	(2,255,864)
Amounts listed as “–” are $0 or round to $0.
As of October 31, 2023, for Federal income tax purposes, the following Funds have capital loss carryforwards available to offset capital gains, if any, to the extent provided by the Treasury regulations.
Fund	Amounts	Expires
High Income Opportunities Fund	$56,951,362	Unlimited (Short—Term)
High Income Opportunities Fund	191,128,365	Unlimited (Long—Term)
Infrastructure Debt Fund	7,637,480	Unlimited (Short—Term)
Infrastructure Debt Fund	886,595	Unlimited (Long—Term)
Intermediate Municipal Income Fund	265,525	Unlimited (Short—Term)
Intermediate Municipal Income Fund	960,277	Unlimited (Long—Term)
Short Duration High Yield Municipal Fund	12,770,383	Unlimited (Short—Term)
Short Duration High Yield Municipal Fund	16,475,245	Unlimited (Long—Term)
Ultra Short Municipal Income Fund	1,508,353	Unlimited (Short—Term)
68	2024 Semi-Annual Report

Notes to  Financial Statements (unaudited)  (concluded)
April 30, 2024

8.  Significant Shareholders
As of April 30, 2024, the Funds had shareholders with the percentage ownership indicated, which are considered significant shareholders (holdings greater than 5.0%) for financial reporting purposes:
Fund	Record Ownership %	Number of Account Owners
High Income Opportunities Fund	41.2%	4
Infrastructure Debt Fund	42.1	3
Intermediate Municipal Income Fund	51.7	1
Short Duration High Yield Municipal Fund	44.5	4
Ultra Short Municipal Income Fund	72.6	6
9.  Line of Credit
The Trust, on behalf of each of the funds of the Trust (including the Funds) (the “Borrowers”), has entered into an agreement (the “Agreement”) with State Street (the “Bank”), subject to annual renewal. The Agreement provides for a revolving credit facility (the “Credit Facility”) in the amount of $150,000,000 to be utilized for temporary or emergency purposes to fund shareholder redemptions or other short-term liquidity purposes.
Principal on each outstanding loan made under the Agreement bears interest at a variable rate per annum equal to the higher of (a) the Federal Funds Rate as in effect on that day (not less than zero) plus 1.25% or (b) the Overnight Bank Funding Rate on such date, plus, in each case, 10 basis points, plus one and one quarter of one percent (1.25%). In addition, the Borrowers shall pay to the Bank a commitment fee at the rate of 0.25% per annum on the daily unused portion of the Credit Facility, as applicable, which is allocated among the Borrowers in such manner as is determined by the Board to be reasonable. For each Fund that borrowed under the Credit Facility during the six-month period ended April 30, 2024, the following table shows the average outstanding daily balance of the days the Fund utilized the Credit Facility and the average weighted interest rate paid by the Fund during the  six-month period ended April 30, 2024.
Fund	Average Outstanding Daily Balance	Average Weighted Interest Rate	Days Utilized
High Income Opportunities Fund	$-	-	-
Infrastructure Debt Fund	306,265	6.68%	67
Intermediate Municipal Income Fund	-	-	-
Short Duration High Yield Municipal Fund	2,044,575	6.68%	62
Ultra Short Municipal Income Fund	-	-	-
Amounts listed as “–” are 0% or round to 0%.
10.  Subsequent Events
Effective June 30, 2024, Stephen Bird, an interested Trustee, departed as CEO of abrdn plc and resigned from the Board of the Trust. Effective June 30, 2024, Jim O'Connor was appointed as an interested Trustee of the Trust.
2024 Semi-Annual Report	69

Shareholder Expense Examples (Unaudited)

As a shareholder of the abrdn Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, transfer agent out-of-pocket expenses, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the abrdn Funds and to compare these costs with the ongoing costs of investing in other mutual funds.
The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, November 1, 2023 and continued to hold your shares at the end of the reporting period, April 30, 2024.
Actual Expenses
The table below provides information about actual account values and actual expenses. You may use the information together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Actual Expenses Paid During Period” for the class of a Fund that you own to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of a Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads). Therefore, the information for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.
		Beginning Account Value, November 1, 2023	Actual Ending Account Value, April 30, 2024	Hypothetical Ending Account Value	Actual Expenses Paid During Period[1]	Hypothetical Expenses Paid During Period[1],2	Annualized Expense Ratio**
High Income Opportunities Fund	Class A	$1,000.00	$1,094.20	$1,020.14	$4.95	$4.77	0.95%
	Institutional Class	$1,000.00	$1,095.00	$1,021.38	$3.65	$3.52	0.70%
Infrastructure Debt Fund	Class A	$1,000.00	$1,078.60	$1,019.59	$5.48	$5.32	1.06%
	Institutional Service Class	$1,000.00	$1,080.40	$1,020.84	$4.19	$4.07	0.81%
	Institutional Class	$1,000.00	$1,080.80	$1,021.48	$3.52	$3.42	0.68%
Intermediate Municipal Income Fund	Class A	$1,000.00	$1,077.80	$1,020.94	$4.08	$3.97	0.79%
	Institutional Service Class	$1,000.00	$1,080.50	$1,022.38	$2.59	$2.51	0.50%
	Institutional Class	$1,000.00	$1,080.60	$1,022.38	$2.59	$2.51	0.50%
Short Duration High Yield Municipal Fund	Class A	$1,000.00	$1,039.80	$1,020.14	$4.82	$4.77	0.95%
	Class C	$1,000.00	$1,035.80	$1,016.41	$8.60	$8.52	1.70%
	Institutional Class	$1,000.00	$1,041.10	$1,021.38	$3.55	$3.52	0.70%
Ultra Short Municipal Income Fund	Class A	$1,000.00	$1,019.20	$1,021.38	$3.51	$3.52	0.70%
	Class A1	$1,000.00	$1,019.20	$1,021.38	$3.51	$3.52	0.70%
	Institutional Class	$1,000.00	$1,020.50	$1,022.63	$2.26	$2.26	0.45%

**	The expense ratio presented represents a six-month, annualized ratio.
1	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 182/366 (to reflect the one-half year period).
2	Represents the hypothetical 5% return before expenses.

70	2024 Semi-Annual Report

Liquidity Risk Management Program  (Unaudited)

The Funds have adopted and implemented a liquidity risk management program (the “Liquidity Program”) consistent with the requirements of Rule 22e-4 under the 1940 Act (the “Liquidity Rule”). “Liquidity Risk” is defined as the risk that a fund could not meet redemption requests “without significant dilution of remaining investors’ interests in the fund.” abrdn Inc., the investment adviser and administrator to the Funds, has been approved and designated by the Board of Trustees (the “Board”) as the administrator of the Liquidity Program (the “Administrator”) and has retained a third party to perform certain functions, including liquidity analytics and providing market data. The Administrator has formed a Liquidity Risk Management Committee (the “Committee”) to help implement and carry out the day-to-day operations of the Liquidity Program.
As required by the Liquidity Rule, at a meeting on March 13, 2024, the Board received a written annual report on the operation and effectiveness of the Liquidity Program for the period from February 1, 2023 to January 31, 2024 (the “Reporting Period”). The annual report provided, among other items, an overview of the Liquidity Program including:
•	information regarding the Committee and the monthly discussions by the Committee of various items including, but not limited to, the following:
○	Review and analysis of appropriate liquidity categories for portfolio investments
○	Review of highly liquid investment minimum (“HLIM”) and reasonably anticipated trading sizes (“RATS”)
○	Review of current and upcoming market events, such as market closures, that may impact liquidity
○	Review of large shareholder concentrations that may impact liquidity in the event of redemption monthly liquidity reports being provided to portfolio managers
•	the monitoring and classification of portfolio holdings in four liquidity categories (including the operation of the HLIM and any breaches)
The annual report concluded that the Liquidity Program was reasonably designed to assess and manage the Funds’ Liquidity Risk pursuant to the Liquidity Rule.
There can be no assurance that the Liquidity Program will achieve its objectives under all circumstances in the future. Please refer to your Fund’s Prospectus and Statement of Additional Information for more information regarding the risks of investing in a Fund, including a Fund’s exposure to liquidity risk and other risks to which the Funds may be subject.
2024 Semi-Annual Report	71

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Management Information

Trustees
P. Gerald Malone, Chair
Radhika Ajmera
Rahn K. Porter
Warren C. Smith
Investment Adviser
abrdn Inc.
1900 Market Street, Suite 200
Philadelphia, PA 19103
Fund Administrator
abrdn Inc.
1900 Market Street, Suite 200
Philadelphia, PA 19103
Transfer Agent
SS&C GIDS, Inc.
430 W. 7th Street, Ste. 219534
Kansas City, MO 64105-1407
Distributor
Aberdeen Fund Distributors LLC
1900 Market Street, Suite 200
Philadelphia, PA 19103
Sub-Administrator, Custodian & Fund Accountant
State Street Bank and Trust Company
One Congress Street, Suite 1
Boston, MA 02114-2016
Independent Registered Public Accounting Firm
KPMG LLP
1601 Market Street
Philadelphia, PA 19103
Fund Counsel
Dechert LLP
1900 K Street N.W.
Washington, DC 20006

abrdn Inc.
1900 Market Street, Suite 200
Philadelphia, PA 19103
abrdn.us
AOE-0143-SAR

Item 2. Code of Ethics.

Not applicable – for annual reports only.

Item 3. Audit Committee Financial Expert.

Not applicable – for annual reports only.

Item 4. Principal Accountant Fees and Services.

Not applicable – for annual reports only.

Item 5. Audit Committee of Listed Registrants.

Not applicable – for annual reports only.

Item 6. Investments.

(a) Included as part of the Reports to Shareholders filed under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

During the period ended April 30, 2024, there were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a3(b)) and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-15(b) or 240.15d15(b)).

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that have materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Recovery of Erroneously Awarded Compensation.

Not applicable.

Item 14. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) under the Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

abrdn Funds

By:	/s/ Alan Goodson

Alan Goodson

Principal Executive Officer of

abrdn Funds

Date: July 8, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Alan Goodson

Alan Goodson

Principal Executive Officer of

abrdn Funds

Date: July 8, 2024

By:	/s/ Michael Marsico

Michael Marsico

Principal Financial Officer of

abrdn Funds

Date: July 8, 2024